As filed with the Securities and Exchange Commission on
January 27, 2015

Registration No. 33-51017
811-07121

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
----------------

FORM N-1A
----
	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
----
----
	Pre-Effective Amendment No.	/ /
----
----
	Post-Effective Amendment No. 30	/ X /
	and/or	----
----
	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
----
	Amendment No. 31	/ X /
	(Check appropriate box or boxes)	----
---------------
PUTNAM ASSET ALLOCATION FUNDS
(Exact name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000

----------------------

It is proposed that this filing will become effective
(check appropriate box)
----
/ /	immediately upon filing pursuant to paragraph (b)
----
----
/ X /	on January 30, 2015 pursuant to paragraph (b)
----
----
/ /	60 days after filing pursuant to paragraph (a)(1)
----
----
/ /	on (date) pursuant to paragraph (a)(1)
----
----
/ /	75 days after filing pursuant to paragraph (a)(2)
----
----
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
----
If appropriate, check the following box:
----
/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

--------------
ROBERT T. BURNS, Vice President
PUTNAM ASSET ALLOCATION FUNDS
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
---------------
Copy to:
BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036
----------------------


Putnam Dynamic Asset Allocation Funds

Prospectus

1 | 30 | 15

Fund summaries	2
What are each fund's main investment strategies and related risks?	18
Who oversees and manages the funds?	25
How do the funds price their shares?	27
How do I buy fund shares?	29
How do I sell or exchange fund shares?	36
Policy on excessive short-term trading	39
Distribution plans and payments to dealers	42
Fund distributions and taxes	44
Financial highlights	46

Investment Category: Asset Allocation

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


Fund summaries

Putnam Dynamic Asset Allocation Growth Fund

Goal

Putnam Dynamic Asset Allocation Growth Fund seeks capital appreciation.

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 29 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.59%	0.25%	0.23%	1.07%
Class B	0.59%	1.00%	0.23%	1.82%
Class C	0.59%	1.00%	0.23%	1.82%
Class M	0.59%	0.75%	0.23%	1.57%
Class R	0.59%	0.50%	0.23%	1.32%
Class R5	0.59%	N/A	0.23%	0.82%
Class R6	0.59%	N/A	0.13%	0.72%
Class Y	0.59%	N/A	0.23%	0.82%

     *  Applies only to certain redemptions of shares bought with no initial sales charge.

    **  This charge is phased out over six years.

  ***  This charge is eliminated after one year.

2          Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$678	$896	$1,131	$1,806
Class B	$685	$873	$1,185	$1,940
Class B (no redemption)	$185	$573	$985	$1,940
Class C	$285	$573	$985	$2,137
Class C (no redemption)	$185	$573	$985	$2,137
Class M	$504	$828	$1,175	$2,152
Class R	$134	$418	$723	$1,590
Class R5	$84	$262	$455	$1,014
Class R6	$74	$230	$401	$894
Class Y	$84	$262	$455	$1,014


Portfolio turnover


The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 188%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	80%	65-95%
Fixed-Income	20%	5-35%

Prospectus          3

We invest mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such

4          Prospectus

as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.


The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.


Annual total returns for class A shares before sales charges

Prospectus          5

Average annual total returns after sales charges
(for periods ending 12/31/14)

Share class	1 year	5 years	10 years
Class A before taxes	2.72%	10.52%	6.44%
Class A after taxes on distributions	–1.27%	9.28%	5.54%
Class A after taxes on distributions and sale of fund shares	3.47%	8.09%	4.95%
Class B before taxes	3.42%	10.74%	6.45%
Class C before taxes	7.17%	11.00%	6.29%
Class M before taxes	4.60%	10.49%	6.17%
Class R before taxes	8.67%	11.55%	6.78%
Class R5 before taxes*	9.29%	12.11%	7.34%
Class R6 before taxes*	9.33%	12.16%	7.36%
Class Y before taxes	9.26%	12.10%	7.33%
Russell 3000 Index (no deduction for fees, expenses or taxes)	12.56%	15.63%	7.94%
Putnam Growth Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI (ND) Index)	7.61%	11.55%	7.25%

     *  Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.


The Putnam Growth Blended Benchmark is an unmanaged index administered by Putnam Management, 60% of which is the Russell 3000 Index, 15% of which is the MSCI EAFE Index (ND), 15% of which is the Barclays U.S. Aggregate Bond Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI Emerging Markets Index (GD).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Robert Kea, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

6          Prospectus

Robert Schoen, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 17.

Putnam Dynamic Asset Allocation Balanced Fund

Goal

Putnam Dynamic Asset Allocation Balanced Fund seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 29 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Prospectus          7

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.52%	0.25%	0.23%	1.00%
Class B	0.52%	1.00%	0.23%	1.75%
Class C	0.52%	1.00%	0.23%	1.75%
Class M	0.52%	0.75%	0.23%	1.50%
Class R	0.52%	0.50%	0.23%	1.25%
Class R5	0.52%	N/A	0.23%	0.75%
Class R6	0.52%	N/A	0.13%	0.65%
Class Y	0.52%	N/A	0.23%	0.75%

     *  Applies only to certain redemptions of shares bought with no initial sales charge.

    **  This charge is phased out over six years.

  ***  This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$671	$875	$1,096	$1,729
Class B	$678	$851	$1,149	$1,864
Class B (no redemption)	$178	$551	$949	$1,864
Class C	$278	$551	$949	$2,062
Class C (no redemption)	$178	$551	$949	$2,062
Class M	$497	$807	$1,140	$2,078
Class R	$127	$397	$686	$1,511
Class R5	$77	$240	$417	$930
Class R6	$66	$208	$362	$810
Class Y	$77	$240	$417	$930


Portfolio turnover


The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not

8          Prospectus

reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 351%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.


Class	Strategic allocation	Range
Equity	60%	45-75%
Fixed-Income	40%	25-55%

We invest mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value

Prospectus          9

stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.


The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

10          Prospectus


Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/14)

Share class	1 year	5 years	10 years
Class A before taxes	3.15%	9.75%	5.85%
Class A after taxes on distributions	1.61%	8.84%	4.95%
Class A after taxes on distributions and sale of fund shares	2.91%	7.51%	4.39%
Class B before taxes	3.58%	9.97%	5.87%
Class C before taxes	7.56%	10.23%	5.67%
Class M before taxes	5.11%	9.73%	5.57%
Class R before taxes	9.09%	10.77%	6.18%
Class R5 before taxes*	9.69%	11.32%	6.74%
Class R6 before taxes*	9.79%	11.39%	6.77%
Class Y before taxes	9.70%	11.33%	6.74%
Russell 3000 Index (no deduction for fees, expenses or taxes)	12.56%	15.63%	7.94%
Putnam Balanced Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI (ND) Index)	7.94%	10.55%	6.78%

     *  Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.


The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Management, 50% of which is the Russell 3000 Index, 35% of which is the Barclays U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND) and 5% of which is the JPMorgan Developed High Yield Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Prospectus          11

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Robert Kea, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

Robert Schoen, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 17.

Putnam Dynamic Asset Allocation Conservative Fund

Goal

Putnam Dynamic Asset Allocation Conservative Fund seeks total return consistent with preservation of capital. Total return is composed of capital appreciation and income.

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 29 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


12          Prospectus

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses
Class A	0.52%	0.25%	0.26%	0.01%	1.04%
Class B	0.52%	1.00%	0.26%	0.01%	1.79%
Class C	0.52%	1.00%	0.26%	0.01%	1.79%
Class M	0.52%	0.75%	0.26%	0.01%	1.54%
Class R	0.52%	0.50%	0.26%	0.01%	1.29%
Class R5	0.52%	N/A	0.22%	0.01%	0.75%
Class R6	0.52%	N/A	0.15%	0.01%	0.68%
Class Y	0.52%	N/A	0.26%	0.01%	0.79%

     *  Applies only to certain redemptions of shares bought with no initial sales charge.

    **  This charge is phased out over six years.

  ***  This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Prospectus          13

Share class	1 year	3 years	5 years	10 years
Class A	$675	$887	$1,116	$1,773
Class B	$682	$863	$1,170	$1,908
Class B (no redemption)	$182	$563	$970	$1,908
Class C	$282	$563	$970	$2,105
Class C (no redemption)	$182	$563	$970	$2,105
Class M	$501	$819	$1,160	$2,120
Class R	$131	$409	$708	$1,556
Class R5	$77	$240	$418	$932
Class R6	$70	$218	$380	$849
Class Y	$81	$252	$439	$978


Portfolio turnover


The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 583%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	30%	15-45%
Fixed-Income	70%	55-85%

We invest mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected

14          Prospectus

future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.


Prospectus          15

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.


Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/14)

Share class	1 year	5 years	10 years
Class A before taxes	1.98%	6.75%	4.77%
Class A after taxes on distributions	–0.41%	5.60%	3.59%
Class A after taxes on distributions and sale of fund shares	2.06%	4.94%	3.34%
Class B before taxes	2.43%	6.96%	4.78%
Class C before taxes	6.51%	7.24%	4.64%
Class M before taxes	4.00%	6.72%	4.50%
Class R before taxes	7.95%	7.81%	5.29%
Class R5 before taxes*	8.52%	8.35%	5.71%
Class R6 before taxes*	8.66%	8.39%	5.73%
Class Y before taxes	8.55%	8.33%	5.71%
Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%
Putnam Conservative Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI (ND) Index)	6.88%	7.69%	5.95%

16          Prospectus

     *  Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.


The Putnam Conservative Blended Benchmark is an unmanaged index administered by Putnam Management, 65% of which is the Barclays U.S. Aggregate Bond Index, 25% of which is the Russell 3000 Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI EAFE Index (ND).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Robert Kea, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

Robert Schoen, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008



Important additional information about all funds

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

Prospectus          17

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

There are four funds in the Putnam Global Asset Allocation suite. The three funds offered by this prospectus pursue their goals by making strategic allocations to equity and fixed income asset classes, and by adjusting these allocations dynamically within certain specified ranges as market conditions change. The other fund (Putnam Dynamic Risk Allocation Fund, which is not offered by this prospectus) has the flexibility to make allocations to a broader range of asset classes without regard to any fixed or targeted ranges, and also seeks to adjust its exposure to asset classes, typically using leverage, in order to balance its exposure to the types of risks associated with particular asset classes.

18          Prospectus

EQUITY INVESTMENTS

            Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

            Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

Prospectus          19

FIXED INCOME INVESTMENTS

            Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, a fund might not benefit from any increase in value as a result of declining interest rates.

            Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed-income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or that are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Fund’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced (or increased) after we buy it.


Investments rated below BBB or its equivalent are below-investment-grade in quality and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less

20          Prospectus

than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.


Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.


Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

            Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.


Prospectus          21

BOTH ASSET CLASSES

            Foreign investments. Each fund may invest in the securities of foreign companies, but the Growth Fund invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:

–    Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.


–    Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.


–    Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

–    Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.


–    Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the funds’ foreign investments.


–    Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.


–    Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets.

22          Prospectus

Emerging markets may have less developed economies, legal, and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

            Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long- or short-term interest rates (in the United States or abroad) or to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. In addition, derivatives positions that offset each other may be netted together for purposes of our policy on strategic allocation between stocks and bonds.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Prospectus          23

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

            Market risk. The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
            Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index). Each fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
            Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of a fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.
            Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.

24          Prospectus

            Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that a fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time a fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.
            Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until a fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

The funds’ Trustees


As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the funds or affiliated with Putnam Investment Management, LLC (Putnam Management).


The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates and by the funds’ auditors.

Prospectus          25

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business.


The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated September 30, 2014.


Each fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds), and generally declines as the aggregate net assets increase.


The Growth Fund, Balanced Fund and Conservative Fund paid Putnam Management a management fee (after any applicable waivers) of 0.59%, 0.52% and 0.52%, respectively, of average net assets for each fund’s last fiscal year.


Putnam Management’s address is One Post Office Square, Boston, MA 02109.


Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the funds) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.


Putnam Management and PIL have retained their affiliate The Putnam Advisory Company, LLC (PAC) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. Putnam Management or PIL, as applicable (and not the funds), will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net asset value of

26          Prospectus

any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.


Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the funds or provide other investment services, consistent with local regulations.

            Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.
Portfolio managers	Joined funds	Employer	Positions over past five years
James Fetch	2008	Putnam Management 1994 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
Robert Kea	2002	Putnam Management 1989 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
Joshua Kutin	2011	Putnam Management 1998 – Present	Portfolio Manager Previously, Analyst
Robert Schoen	2002	Putnam Management 1997 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
Jason Vaillancourt	2008	Putnam Management 1999 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

The price of a fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.


Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent

Prospectus          27

transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by each fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of a fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.


Each fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

28          Prospectus

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of these funds through the plan, including any restrictions or limitations that may apply.


Mutual funds must obtain and verify information that identifies investors opening new accounts. If a fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, a fund reserves the right to close your account.


Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Prospectus          29

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

            Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
            Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
            Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
            By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.
            By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you four classes of fund shares: A, B, C and M. Employer-sponsored retirement plans may also choose class R, R5 or R6 shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

30          Prospectus

            How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.
            How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.
            Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

            Initial sales charge of up to 5.75%
            Lower sales charges available for investments of $50,000 or more
            No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
            Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

            No initial sales charge; your entire investment goes to work immediately
            Deferred sales charge of up to 5.00% if shares are sold within six years of purchase
            Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees
            Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees
            Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

            No initial sales charge; your entire investment goes to work immediately
            Deferred sales charge of 1.00% if shares are sold within one year of purchase

Prospectus          31

            Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees
            No conversion to class A shares, so no reduction in future 12b-1 fees
            Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

            Initial sales charge of up to 3.50%
            Lower sales charges available for investments of $50,000 or more
            No deferred sales charge (except that a deferred sales charge of 0.65% may be imposed on certain redemptions of shares bought without an initial sales charge)
            Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
            Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
            No conversion to class A shares, so no reduction in future 12b-1 fees
            Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available only to employer-sponsored retirement plans)

            No initial sales charge; your entire investment goes to work immediately
            No deferred sales charge
            Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
            Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
            No conversion to class A shares, so no reduction in future 12b-1 fees.

32          Prospectus

Class R5 shares (available only to employer-sponsored retirement plans)

            No initial sales charge; your entire investment goes to work immediately
            No deferred sales charge
            Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees
            Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees
            Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

Class R6 shares (available only to employer-sponsored retirement plans)

            No initial sales charge; your entire investment goes to work immediately
            No deferred sales charge
            Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees
            Lower annual expenses, and higher dividends, than class R5 or Y shares because of lower investor servicing fees.

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

            employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);
            bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
            corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
            college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
            other Putnam funds and Putnam investment products;
            investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;
            clients of a financial representative who are charged a fee for consulting or similar services;
            corporations, endowments and foundations that have entered into an arrangement with Putnam;

Prospectus          33

            fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

            investment companies (whether registered or private), both affiliated and unaffiliated with Putnam; and
            current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household), current and retired directors of Putnam Investments, LLC, current and retired Great-West Life & Annuity Insurance Company employees, and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors and by the Board of Trustees in its discretion for Trustees.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

            No initial sales charge; your entire investment goes to work immediately
            No deferred sales charge
            Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees
            Higher annual expenses, and lower dividends, than class R5 or R6 shares because of higher investor servicing fees.

Initial sales charges for class A and M shares

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	N/A***	N/A***

     *  Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

    **  Offering price includes sales charge.

34          Prospectus


  ***  The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.


Reducing your class A or class M sales charge


Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

            Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, a fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

            Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

            Individual accounts
            Joint accounts

Prospectus          35

            Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
            Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
            Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

            Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge,

36          Prospectus

depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

            Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
            Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
            By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
            By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
            Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.

Prospectus          37

            Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
            Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

38          Prospectus

            Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash.
            Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

            Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing a fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase a fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next

Prospectus          39

for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

            Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
            Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in each fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
            Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management

40          Prospectus

or a fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. A fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

            Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, a fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.


Prospectus          41

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

            Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class R5, class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
            Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under Fund summaries — Fees and expenses.

42          Prospectus

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.


Program servicing payments, which are paid in some instances to dealers in connection with investments in a fund through retirement plans, dealer platforms, and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant or shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance and services rendered in connection with retirement plans, such as fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2014 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.


Prospectus          43

            Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The funds’ transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes


The Growth Fund, Balanced Fund and Conservative Fund normally distribute any net investment income annually, quarterly, and monthly, respectively, and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.


For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.


For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that a fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions that a fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions

44          Prospectus

are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of the relevant fund or other Putnam funds.


Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.


A fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.


A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Prospectus          45

Financial highlights


The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. The auditor’s report and each fund’s financial statements are included in each funds’ annual report to shareholders, which is available upon request.

46          Prospectus

This page intentionally left blank.

Prospectus          47


Financial highlights (For a common share outstanding throughout the period)


Dynamic Asset Allocation Fund: Growth Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$15.60	.21	2.00	2.21	(.23)	(.23)	—	—	$17.58	14.29	$1,362,485	1.06	1.21	188 [d]
September 30, 2013	13.47	.20	2.09	2.29	(.16)	(.16)	—	—	15.60	17.17	1,215,701	1.09	1.38	111 [e]
September 30, 2012	10.79	.19	2.53	2.72	(.04)	(.04)	—	—	13.47	25.24	1,111,789	1.13	1.51	120 [e]
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	(.45)	—	— [f,g]	10.79	(4.52)	1,004,060	1.14	1.53	98 [e]
September 30, 2010	11.03	.20	.98	1.18	(.49)	(.49)	— [f]	— [f,h]	11.72	10.98	1,160,684	1.20	1.79	116 [e]
Class B
September 30, 2014	$15.28	.08	1.97	2.05	(.11)	(.11)	—	—	$17.22	13.45	$107,877	1.81	.45	188 [d]
September 30, 2013	13.19	.09	2.05	2.14	(.05)	(.05)	—	—	15.28	16.28	118,464	1.84	.63	111 [e]
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	13.19	24.43	126,620	1.88	.76	120 [e]
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	(.35)	—	— [f,g]	10.60	(5.27)	130,730	1.89	.77	98 [e]
September 30, 2010	10.85	.11	.97	1.08	(.41)	(.41)	— [f]	— [f,g]	11.52	10.18	175,341	1.95	1.03	116 [e]
Class C
September 30, 2014	$14.94	.07	1.94	2.01	(.13)	(.13)	—	—	$16.82	13.49	$168,304	1.81	.46	188 [d]
September 30, 2013	12.91	.09	2.00	2.09	(.06)	(.06)	—	—	14.94	16.28	144,081	1.84	.62	111 [e]
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	12.91	24.37	127,912	1.88	.77	120 [e]
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	(.36)	—	— [f,g]	10.38	(5.22)	115,474	1.89	.78	98 [e]
September 30, 2010	10.66	.11	.93	1.04	(.41)	(.41)	— [f]	— [f,h]	11.29	10.05	134,498	1.95	1.04	116 [e]
Class M
September 30, 2014	$15.30	.12	1.97	2.09	(.16)	(.16)	—	—	$17.23	13.71	$30,005	1.56	.71	188 [d]
September 30, 2013	13.21	.12	2.06	2.18	(.09)	(.09)	—	—	15.30	16.59	27,200	1.59	.88	111 [e]
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120 [e]
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	(.39)	—	— [f,g]	10.59	(5.07)	23,402	1.64	1.03	98 [e]
September 30, 2010	10.86	.14	.96	1.10	(.44)	(.44)	— [f]	— [f,h]	11.52	10.41	29,272	1.70	1.28	116 [e]
Class R
September 30, 2014	$15.33	.16	1.98	2.14	(.19)	(.19)	—	—	$17.28	14.06	$19,617	1.31	.96	188 [d]
September 30, 2013	13.24	.16	2.06	2.22	(.13)	(.13)	—	—	15.33	16.89	16,026	1.34	1.13	111 [e]
September 30, 2012	10.60	.15	2.50	2.65	(.01)	(.01)	—	—	13.24	25.00	15,265	1.38	1.26	120 [e]
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	(.43)	—	— [f,g]	10.60	(4.79)	13,215	1.39	1.29	98 [e]
September 30, 2010	10.88	.17	.95	1.12	(.47)	(.47)	— [f]	— [f,h]	11.53	10.60	13,669	1.45	1.54	116 [e]
Class R5
September 30, 2014	$15.76	.26	2.02	2.28	(.30)	(.30)	—	—	$17.74	14.59	$6,434.81		1.51	188 [d]
September 30, 2013	13.58	.23	2.12	2.35	(.17)	(.17)	—	—	15.76	17.50	64.82		1.52	111 [e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.21 *	.43 *	120 [e]
Class R6
September 30, 2014	$15.77	.27	2.03	2.30	(.29)	(.29)	—	—	$17.78	14.74	$31,438.71		1.56	188 [d]
September 30, 2013	13.58	.25	2.12	2.37	(.18)	(.18)	—	—	15.77	17.62	24,534.72		1.62	111 [e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.18 *	.45 *	120 [e]
Class Y
September 30, 2014	$15.73	.25	2.02	2.27	(.26)	(.26)	—	—	$17.74	14.59	$146,825.81		1.46	188 [d]
September 30, 2013	13.58	.24	2.10	2.34	(.19)	(.19)	—	—	15.73	17.47	125,570.84		1.65	111 [e]
September 30, 2012	10.88	.22	2.55	2.77	(.07)	(.07)	—	—	13.58	25.58	170,199.88		1.76	120 [e]
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	(.48)	—	— [f,g]	10.88	(4.33)	147,682.89		1.79	98 [e]
September 30, 2010	11.12	.23	.98	1.21	(.51)	(.51)	— [f]	— [f,h]	11.82	11.24	164,457.95		2.02	116 [e]


See notes to financial highlights at the end of this section.

48	Prospectus	Prospectus	49

Financial highlights (Continued)

     *  Not annualized.

     †  For the period July 3, 2012 (commencement of operations) to September 30, 2012.

        a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

        b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.


        c   Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees, if any.

        d   Portfolio turnover includes TBA purchase and sale commitments.

        e   Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	208%
September 30, 2012	253
September 30, 2011	241
September 30, 2010	234

        f   Amount represents less than $0.01 per share.

        g  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

        h  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.


50          Prospectus

This page intentionally left blank.

Prospectus          51

Financial highlights (For a common share outstanding throughout the period)

Dynamic Asset Allocation Fund: Balanced Fund


INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$13.19	.22	1.48	1.70	(.20)	(.20)	—	—	$14.69	12.94	$1,114,099.99		1.55	351 [d]
September 30, 2013	11.89	.21	1.28	1.49	(.19)	(.19)	—	—	13.19	12.62	969,273	1.02	1.71	190 [e]
September 30, 2012	9.99	.20	1.89	2.09	(.19)	(.19)	—	—	11.89	21.06	899,121	1.06	1.76	182 [e]
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [f]	9.99	(.92)	843,218	1.06	1.91	158 [e]
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [g]	—	10.47	12.62	931,461	1.10 [h]	2.71 [h]	138 [e]
Class B
September 30, 2014	$13.15	.11	1.46	1.57	(.09)	(.09)	—	—	$14.63	11.97	$78,865	1.74	.80	351 [d]
September 30, 2013	11.84	.12	1.29	1.41	(.10)	(.10)	—	—	13.15	11.90	81,247	1.77	.96	190 [e]
September 30, 2012	9.95	.11	1.89	2.00	(.11)	(.11)	—	—	11.84	20.13	85,833	1.81	1.02	182 [e]
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [f]	9.95	(1.71)	88,888	1.81	1.15	158 [e]
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [g]	—	10.43	11.80	114,661	1.85 [h]	1.97 [h]	138 [e]
Class C
September 30, 2014	$12.92	.11	1.45	1.56	(.10)	(.10)	—	—	$14.38	12.09	$142,816	1.74	.80	351 [d]
September 30, 2013	11.65	.12	1.25	1.37	(.10)	(.10)	—	—	12.92	11.81	114,907	1.77	.96	190 [e]
September 30, 2012	9.80	.11	1.85	1.96	(.11)	(.11)	—	—	11.65	20.07	98,192	1.81	1.01	182 [e]
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [f]	9.80	(1.68)	91,254	1.81	1.16	158 [e]
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [g]	—	10.28	11.79	98,134	1.85 [h]	1.96 [h]	138 [e]
Class M
September 30, 2014	$13.17	.15	1.47	1.62	(.13)	(.13)	—	—	$14.66	12.33	$28,808	1.49	1.05	351 [d]
September 30, 2013	11.87	.15	1.28	1.43	(.13)	(.13)	—	—	13.17	12.10	26,680	1.52	1.20	190 [e]
September 30, 2012	9.98	.14	1.89	2.03	(.14)	(.14)	—	—	11.87	20.40	21,876	1.56	1.27	182 [e]
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [f]	9.98	(1.44)	19,151	1.56	1.41	158 [e]
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [g]	—	10.46	12.08	23,600	1.60 [h]	2.20 [h]	138 [e]
Class R
September 30, 2014	$13.11	.18	1.47	1.65	(.17)	(.17)	—	—	$14.59	12.59	$14,744	1.24	1.30	351 [d]
September 30, 2013	11.81	.18	1.28	1.46	(.16)	(.16)	—	—	13.11	12.42	12,512	1.27	1.46	190 [e]
September 30, 2012	9.93	.17	1.88	2.05	(.17)	(.17)	—	—	11.81	20.70	11,821	1.31	1.52	182 [e]
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [f]	9.93	(1.18)	10,066	1.31	1.66	158 [e]
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [g]	—	10.41	12.32	9,614	1.35 [h]	2.45 [h]	138 [e]
Class R5
September 30, 2014	$13.21	.28	1.45	1.73	(.23)	(.23)	—	—	$14.71	13.12	$36.74		1.95	351 [d]
September 30, 2013	11.90	.25	1.29	1.54	(.23)	(.23)	—	—	13.21	12.99	12.75		1.98	190 [e]
September 30, 2012†	11.34	.06	.55	.61	(.05)	(.05)	—	—	11.90	5.41 *	11	.19 *	.47 *	182 [e]
Class R6
September 30, 2014	$13.21	.27	1.48	1.75	(.25)	(.25)	—	—	$14.71	13.30	$16,200.64		1.91	351 [d]
September 30, 2013	11.90	.25	1.30	1.55	(.24)	(.24)	—	—	13.21	13.11	10,947.65		1.94	190 [e]
September 30, 2012†	11.34	.06	.56	.62	(.06)	(.06)	—	—	11.90	5.44 *	11	.16 *	.49 *	182 [e]
Class Y
September 30, 2014	$13.21	.26	1.48	1.74	(.24)	(.24)	—	—	$14.71	13.20	$131,417.74		1.79	351 [d]
September 30, 2013	11.90	.25	1.28	1.53	(.22)	(.22)	—	—	13.21	12.96	115,550.77		1.98	190 [e]
September 30, 2012	10.00	.23	1.89	2.12	(.22)	(.22)	—	—	11.90	21.34	193,491.81		2.01	182 [e]
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [f]	10.00	(.76)	171,176.81		2.16	158 [e]
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [g]	—	10.49	12.98	167,625	.85 [h]	2.99 [h]	138 [e]


See notes to financial highlights at the end of this section.

52 Prospectus	Prospectus 53

Financial highlights (Continued)

     *  Not annualized.

     †  For the period July 3, 2012 (commencement of operations) to September 30, 2012.

        a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

        b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.


        c  Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees, if any.

        d  Portfolio turnover includes TBA purchase and sale commitments.

        e  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	404%
September 30, 2012	461
September 30, 2011	437
September 30, 2010	419

          f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

          g Amount represents less than $0.01 per share.

          h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
September 30, 2010	0.02%

54          Prospectus

This page intentionally left blank.

Prospectus          55

Financial highlights (For a common share outstanding throughout the period)

Dynamic Asset Allocation Fund: Conservative Fund


INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$10.35	.20	.77	.97	(.18)	(.18)	—	—	$11.14	9.45	$431,523	1.03	1.83	583 [g]
September 30, 2013	9.88	.20	.43	.63	(.16)	(.16)	—	—	10.35	6.46	384,651	1.05	1.99	305 [h]
September 30, 2012	8.83	.21	1.00	1.21	(.16)	(.16)	—	—	9.88	13.76	376,279	1.07	2.21	278 [h]
September 30, 2011	9.08	.20	(.12) [i]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	2.12	288 [h]
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	3.21 [d]	196 [h]
Class B
September 30, 2014	$10.28	.12	.76	.88	(.10)	(.10)	—	—	$11.06	8.58	$23,367	1.78	1.08	583 [g]
September 30, 2013	9.81	.12	.44	.56	(.09)	(.09)	—	—	10.28	5.72	25,472	1.80	1.24	305 [h]
September 30, 2012	8.77	.14	.98	1.12	(.08)	(.08)	—	—	9.81	12.86	25,916	1.82	1.46	278 [h]
September 30, 2011	9.02	.13	(.11) [i]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.36	288 [h]
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	2.49 [d]	196 [h]
Class C
September 30, 2014	$10.25	.12	.75	.87	(.10)	(.10)	—	—	$11.02	8.55	$60,957	1.78	1.08	583 [g]
September 30, 2013	9.78	.12	.44	.56	(.09)	(.09)	—	—	10.25	5.74	51,129	1.80	1.24	305 [h]
September 30, 2012	8.75	.14	.98	1.12	(.09)	(.09)	—	—	9.78	12.80	48,885	1.82	1.46	278 [h]
September 30, 2011	8.99	.13	(.10) [i]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.38	288 [h]
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	2.45 [d]	196 [h]
Class M
September 30, 2014	$10.26	.14	.76	.90	(.13)	(.13)	—	—	$11.03	8.82	$10,057	1.53	1.33	583 [g]
September 30, 2013	9.79	.15	.43	.58	(.11)	(.11)	—	—	10.26	5.98	9,333	1.55	1.49	305 [h]
September 30, 2012	8.76	.16	.98	1.14	(.11)	(.11)	—	—	9.79	13.07	8,011	1.57	1.71	278 [h]
September 30, 2011	9.00	.15	(.10) [i]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.62	288 [h]
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	2.73 [d]	196 [h]
Class R
September 30, 2014	$10.60	.18	.78	.96	(.16)	(.16)	—	—	$11.40	9.07	$5,786	1.28	1.58	583 [g]
September 30, 2013	10.11	.18	.45	.63	(.14)	(.14)	—	—	10.60	6.26	4,461	1.30	1.74	305 [h]
September 30, 2012	9.03	.19	1.02	1.21	(.13)	(.13)	—	—	10.11	13.51	3,933	1.32	1.95	278 [h]
September 30, 2011	9.27	.18	(.11) [i]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.88	288 [h]
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	2.94 [d]	196 [h]
Class R5
September 30, 2014	$10.38	.24 [j]	.76	1.00	(.22)	(.22)	—	—	$11.16	9.68	$316.74		2.20 [i]	583 [g]
September 30, 2013	9.90	.24	.44	.68	(.20)	(.20)	—	—	10.38	6.87	11.74		2.30	305 [h]
September 30, 2012†	9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93*	10	.19 *	.55 *	278 [h]
Class R6
September 30, 2014	$10.38	.24	.77	1.01	(.22)	(.22)	—	—	$11.17	9.80	$3,256.67		2.21	583 [g]
September 30, 2013	9.90	.23	.45	.68	(.20)	(.20)	—	—	10.38	6.94	2,981.67		2.20	305 [h]
September 30, 2012†	9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94*	10	.17 *	.57*	278 [h]
Class Y
September 30, 2014	$10.38	.23	.77	1.00	(.21)	(.21)	—	—	$11.17	9.69	$77,419.78		2.07	583 [g]
September 30, 2013	9.90	.23	.44	.67	(.19)	(.19)	—	—	10.38	6.80	66,787.80		2.27	305 [h]
September 30, 2012	8.86	.23	.99	1.22	(.18)	(.18)	—	—	9.90	13.89	93,814.82		2.46	278 [h]
September 30, 2011	9.10	.21	(.09) [i]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		2.26	288 [h]
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	3.45 [d]	196 [h]

See notes to financial highlights at the end of this section.

56 Prospectus	Prospectus 57

Financial highlights (Continued)

     *  Not annualized.

     †  For the period July 3, 2012 (commencement of operations) to September 30, 2012.

        a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

        b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.


        c   Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

        d   Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% of average net assets for the period ended September 30, 2010.

        e   Amount represents less than $0.01 per share.

        f   Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

        g  Portfolio turnover includes TBA purchase and sale commitments.

        h  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	640%
September 30, 2012	720
September 30, 2011	739
September 30, 2010	666

          i The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

          j The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.


58          Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus          59

For more information about Putnam Dynamic Asset Allocation Funds


The funds’ SAI and annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the funds on the EDGAR Database on the Commission’s Web site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the funds’ file number.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581


Address correspondence to:


Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com


File No. 811-7121                                                                                                                                           SP059 292207 1/15


FUND SYMBOLS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
	A	B	C	M	R	R5	R6	Y
Growth Fund	PAEAX	PAEBX	PAECX	PAGMX	PASRX	PADEX	PAEEX	PAGYX
Balanced Fund	PABAX	PABBX	AABCX	PABMX	PAARX	PAADX	PAAEX	PABYX
Conservative Fund	PACAX	PACBX	PACCX	PACMX	PACRX	PACDX	PCCEX	PACYX

Putnam Dynamic Asset Allocation Growth Fund

Putnam Dynamic Asset Allocation Balanced Fund

Putnam Dynamic Asset Allocation Conservative Fund

EACH A SERIES OF PUTNAM ASSET ALLOCATION FUNDS

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
January 30, 2015

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' annual reports or a prospectus dated 1/30/15, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.


Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.

sai_6.pdf - 2015/01
sai_7.pdf - 2015/01

sai_8.pdf - 2015/01

I-1

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-3
CHARGES AND EXPENSES	I-5
PORTFOLIO MANAGERS	I-26
AUDITOR AND FINANCIAL STATEMENTS	I-30

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-11
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-19
TAXES	II-56
MANAGEMENT	II-70
DETERMINATION OF NET ASSET VALUE	II-91
INVESTOR SERVICES	II-92
SIGNATURE GUARANTEES	II-97
REDEMPTIONS	II-97
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-97
SHAREHOLDER LIABILITY	II-98
DISCLOSURE OF PORTFOLIO INFORMATION	II-98
PROXY VOTING GUIDELINES AND PROCEDURES	II-100
SECURITIES RATINGS	II-100
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-107
APPENDIX B - FINANCIAL STATEMENTS	II-131

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

The funds are diversified series of Putnam Asset Allocation Funds, a Massachusetts business trust organized on November 4, 1993 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Prior to November 30, 2011, the funds were also known as Putnam Asset Allocation: Growth Portfolio, Putnam Asset Allocation: Balanced Portfolio and Putnam Asset Allocation: Conservative Portfolio, respectively.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except, (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

I-3

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry. (Securities of the U.S. government or its agencies or instrumentalities, or of any foreign government or its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

I-4

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.


The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.


For purposes of the funds' fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC (Putnam Management), the funds' investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the relevant fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be

I-5

considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.


CHARGES AND EXPENSES


Shareholders of your fund approved a new management contract with Putnam Management effective February 27, 2014 (the "Management Contract"). The substantive terms of the Management Contract, including terms relating to fees, are identical to the terms of your fund’s prior management contract dated January 1, 2010. Shareholders were asked to approve the Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management.

Between October 8, 2013 and the date of the Management Contract, Putnam Management managed the fund's investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the fund's prior management contract dated January 1, 2010. Putnam Management has entered into sub-management and sub-advisory contracts for your fund effective as of the time the Management Contract became effective. Please see “Management—The Sub-Manager” in Part II of this SAI for information about the sub-management contract and “Management—The Sub-Adviser” in Part II of this SAI for information about the sub-advisory contract.

Management fees Under the Management Contract, each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:


I-6

GROWTH FUND

0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.515% of any excess thereafter.

BALANCED FUND & CONSERVATIVE FUND

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.445% of any excess thereafter.


For the past three fiscal years, pursuant to the applicable management contract, each fund incurred the following fees:


Fund name	Fiscal year	Management fee paid
Growth Fund	2014	$10,744,953
	2013	$9,791,000
	2012	$9,409,513
Balanced Fund	2014	$7,543,158
	2013	$7,021,376
	2012	$6,843,794

I-7

Conservative Fund	2014	$3,000,575
	2013	$3,001,267
	2012	$2,864,391


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

Fund name	Fiscal year	Brokerage commissions
Growth Fund	2014	$1,190,158
	2013	$1,232,409
	2012	$1,586,287
Balanced Fund	2014	$665,153
	2013	$642,044
	2012	$933,345
Conservative Fund	2014	$171,342
	2013	$187,521
	2012	$254,760


The portfolio turnover rate for the fund's 2014 fiscal year was higher than the portfolio turnover rate for the fund's 2013 fiscal year due to the inclusion of TBA purchase and sale commitments. Please see the Financial highlights section of the fund's most recent shareholder report for further information about the fund's portfolio turnover over recent periods.


I-8

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates:

	Dollar value of
	these	Percentage of total	Amount of
Fund name	transactions	transactions	commissions
Growth Fund	$1,548,729,638	16.44%	$944,747
Balanced Fund	$1,102,075,770	16.57%	$549,358
Conservative Fund	$303,305,052	10.32%	$139,147

At the end of fiscal 2014, each fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):


I-9

Fund Name	Broker-dealer or affiliates	Value of securities held
Growth Fund	Bank of America Corp.	$1,525,354
	Barclays PLC	$2,235,554
	Citigroup, Inc.	$1,494,381
	Credit Suisse Group AG	$1,052,131
	Deutsche Bank AG	$818,843
	Goldman Sachs Group, Inc. (The)	$16,412,748
	JPMorgan Chase & Co.	$20,630,169
	Morgan Stanley	$7,557,976
	UBS AG	$1,367,848
	Wells Fargo & Co.	$2,023,331
Balanced Fund	Bank of America Corp.	$1,529,336
	Barclays PLC	$2,024,142
	Citigroup, Inc.	$1,062,276
	Credit Suisse Group AG	$980,802
	Deutsche Bank AG	$474,048
	Goldman Sachs Group, Inc. (The)	$13,674,344
	JPMorgan Chase & Co.	$17,826,884
	Morgan Stanley	$6,352,700
	UBS AG	$873,075
	Wells Fargo & Co.	$1,794,520
Conservative Fund	Bank of America Corp.	$956,830
	Barclays PLC	$1,140,706
	Citigroup, Inc.	$672,313
	Credit Suisse Group AG	$384,144
	Deutsche Bank AG	$212,594
	Goldman Sachs Group, Inc. (The)	$5,202,014
	JPMorgan Chase & Co.	$5,161,957
	Morgan Stanley	$2,176,968
	Wells Fargo & Co.	$790,931

Administrative expense reimbursement


The funds reimbursed Putnam Management for administrative services during fiscal 2014, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:


I-10

Fund name	Total	Portion of total reimbursement for
	reimbursement	compensation and contributions
Growth Fund	$44,918	$33,069
Balanced Fund	$35,518	$26,149
Conservative Fund	$14,008	$10,313

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages the funds' other affairs and business.


The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2014.


	Dollar range of	Dollar range of	Dollar range of	Aggregate dollar
	Putnam Dynamic	Putnam Dynamic	Putnam Dynamic	range of shares held
Name of Trustee	Asset Allocation	Asset Allocation	Asset Allocation	in all of the Putnam
	Growth Fund shares	Balanced Fund	Conservative Fund	funds overseen by
	owned	shares owned	shares owned	Trustee

Liaquat Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Barbara M. Baumann	$10,001-$50,000	$10,001-$50,000	$1-$10,000	over $100,000

Jameson A. Baxter	over $100,000	over $100,000	$10,001-$50,000	over $100,000

Charles B. Curtis	over $100,000	$1-$10,000	$1-$10,000	over $100,000

Robert J. Darretta	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Katinka Domotorffy	$10,001-$50,000	$1-$10,000	$1-$10,000	over $100,000

John A. Hill	over $100,000	over $100,000	over $100,000	over $100,000

Paul L. Joskow	$10,001-$50,000	over $100,000	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	over $100,000

George Putnam, III	over $100,000	$50,001-$100,000	$50,001-$100,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000	$50,001-$100,000	over $100,000

* Robert L. Reynolds	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000


* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management.

I-11

Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:


Audit and Compliance Committee	11

Board Policy and Nominating Committee	4

Brokerage Committee	4

Contract Committee	8

Distributions Committee	7

Executive Committee	1

Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7

Pricing Committee	7


The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2014, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2014:


I-12

COMPENSATION TABLES


Growth Fund


	Aggregate	Pension or	Estimated annual	Total
Trustees/Year	compensation	retirement benefits	benefits from all	compensation
	from the fund	accrued as part of	Putnam funds upon	from all Putnam
		fund expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$6,197	N/A	N/A	$285,000

Ravi Akhoury/2009	$5,931	N/A	N/A	$285,000

Barbara M.
Baumann/2010(3)	$6,197	N/A	N/A	$285,000

Jameson A.
Baxter/1994(3)(4)	$9,175	$2,469	$110,500	$435,625

Charles B. Curtis/2001	$6,197	$1,530	$113,900	$285,000

Robert J.
Darretta/2007(3)	$6,197	N/A	N/A	$273,000

Katinka Domotorffy
/2012(3)	$6,062	N/A	N/A	$285,000

John A. Hill/1985(3)	$6,197	$4,281	$161,700	$285,000

Paul L. Joskow/1997(3)	$6,197	$1,712	$113,400	$285,000

Kenneth R. Leibler/2006	$6,742	N/A	N/A	$310,000

Robert E. Patterson/1984	$6,742	$2,571	$106,500	$310,000

George Putnam, III/1984	$6,197	$2,671	$130,300	$285,000

W. Thomas
Stephens/1997(5)	$6,197	$1,734	$107,100	$285,000

Robert L.
Reynolds/2008(6)	N/A	N/A	N/A	N/A

I-13

Balanced Fund


	Aggregate	Pension or	Estimated annual	Total
Trustees/Year	compensation	retirement benefits	benefits from all	compensation
	from the fund	accrued as part of	Putnam funds	from all Putnam
		fund expenses	upon retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$4,913	N/A	N/A	$285,000

Ravi Akhoury/2009	$4,704	N/A	N/A	$285,000

Barbara M.
Baumann/2010(3)	$4,913	N/A	N/A	$285,000

Jameson A.
Baxter/1994(3)(4)	$7,276	$1,958	$110,500	$435,625

Charles B. Curtis/2001	$4,913	$1,213	$113,900	$285,000

Robert J. Darretta/2007(3)	$4,913	N/A	N/A	$273,000

Katinka Domotorffy
/2012(3)	$4,806	N/A	N/A	$285,000

John A. Hill/1985(3)	$4,913	$3,395	$161,700	$285,000

Paul L. Joskow/1997(3)	$4,913	$1,358	$113,400	$285,000

Kenneth R. Leibler/2006	$5,344	N/A	N/A	$310,000

Robert E. Patterson/1984	$5,344	$2,039	$106,500	$310,000

George Putnam, III/1984	$4,913	$2,118	$130,300	$285,000

W. Thomas
Stephens/1997(5)	$4,913	$1,375	$107,100	$285,000

Robert L.
Reynolds/2008(6)	N/A	N/A	N/A	N/A

I-14

Conservative Fund


	Aggregate	Pension or	Estimated annual	Total
Trustees/Year	compensation	retirement benefits	benefits from all	compensation
	from the fund	accrued as part of	Putnam funds upon	from all Putnam
		fund expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$1,954	N/A	N/A	$285,000

Ravi Akhoury/2009	$1,871	N/A	N/A	$285,000

Barbara M.
Baumann/2010(3)	$1,954	N/A	N/A	$285,000

Jameson A.
Baxter/1994(3)(4)	$2,895	$784	$110,500	$435,625

Charles B. Curtis/2001	$1,954	$486	$113,900	$285,000

Robert J.
Darretta/2007(3)	$1,954	N/A	N/A	$273,000

Katinka Domotorffy
/2012(3)	$1,910	N/A	N/A	$285,000

John A. Hill/1985(3)	$1,954	$1,360	$161,700	$285,000

Paul L. Joskow/1997(3)	$1,954	$544	$113,400	$285,000

Kenneth R. Leibler/2006	$2,126	N/A	N/A	$310,000

Robert E. Patterson/1984	$2,126	$817	$106,500	$310,000

George Putnam, III/1984	$1,954	$849	$130,300	$285,000

W. Thomas
Stephens/1997(5)	$1,954	$551	$107,100	$285,000

Robert L.
Reynolds/2008(6)	N/A	N/A	N/A	N/A


(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.


(2) As of December 31, 2014, there were 116 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2014, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were:

I-15

	Mr.	Ms.	Ms.	Mr.	Ms.	Mr.	Dr.
	Ahamed	Baumann	Baxter	Darretta	Domotorffy	Hill	Joskow

Growth Fund	$6,595	$7,552	$34,176	$19,051	$2,053	$82,727	$25,196
Balanced
Fund	$6,433	$7,367	$33,341	$18,586	$2,003	$80,706	$24,581
Conservative
Fund	$2,749	$3,148	$14,248	$7,943	$856	$34,489	$10,504

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(6) Mr. Reynolds is an "interested person" of the fund and Putnam Management.


Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.


The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.


For additional information concerning the Trustees, see "Management" in Part II of this SAI.

I-16

Share ownership


At December 31, 2014, the officers and Trustees of the funds as a group owned less than 1% of the outstanding shares of each class of each fund, except class Y shares of the Growth Fund of which they owned 1.73%, class Y shares of the Balanced Fund of which they owned 4.52% and class Y shares of the Conservative Fund of which they owned 2.10% and, except as noted below, no person owned of record or to the knowledge of the funds beneficially 5% or more of any class of shares of the funds.


Growth Fund

Class	Shareholder name and address	Percentage
		owned

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.
Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	6.85%

	Pershing, LLC
A	1 Pershing Plaza
	Jersey City, NJ 07399-0001	6.40%

	Edward D Jones & Co
A	Attn: Mutual Fund Shareholder Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009	5.71%

	Pershing, LLC
B	1 Pershing Plaza
	Jersey City, NJ 07399-0001	8.07%

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
B	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	7.86%

	Morgan Stanley Smith Barney
	Harborside Financial Center
C	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8.52%

C	First Clearing
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.	8.42%
	Saint Louis, MO 63103-2523

I-17

Class	Shareholder name and address	Percentage
		owned

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	7.65%

C	MLPF&S For The Sole Benefit of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484	6.42%

C	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	5.87%

M*	DTM Companies 401(k) Plan	9.18%

	State Street Bank Ttee
R	Cust fbo ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901	8.72%

	MG Trust Company
R	Fibre Box Association
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	5.08%

	Great-West Trust Company, LLC
R5	Recordkeeping for various benefit plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	88.87%

	MG Trust Company
R5	Goddard Technologies Inc.
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	10.69%

	Great-West Trust Company, LLC – The Putnam
R6	Retirement Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	71.61%

	Voya Retirement Insurance & Annuity
R6	Voya Financial
	1 Orange Way
	Windsor, CT 06095-4773	16.28%

R6*	AgReliant Genetics 401(k) Retirement Plan	5.96%

I-18

Class	Shareholder name and address	Percentage
		owned

	Great-West Trust Company, LLC
Y	Recordkeeping for various benefit plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	18.64%

Y**	Putnam Retirement Ready 2030 Fund – Class A shares	9.35%

Y**	Putnam Retirement Ready 2035 Fund – Class Y shares	9.35%

Y**	Putnam Retirement Ready 2040 Fund – Class A shares	8.12%


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Balanced Fund

Class	Shareholder name and address	Percentage
		owned

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	7.61%

	Pershing, LLC
A	1 Pershing Plaza
	Jersey City, NJ 07399-0001	6.94%

	Edward D Jones & Co
A	Attn: Mutual Fund Shareholder Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009	5.09%

	Charles Schwab & Co Inc. Clearing Account
A	For the Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	5.04%

	Pershing, LLC
B	1 Pershing Plaza
	Jersey City, NJ 07399-0001	12.31%

I-19

Class	Shareholder name and address	Percentage
		owned

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
B	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	11.77%

	First Clearing
	Special Custody Account for the
B	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	6.50%

	Charles Schwab & Co Inc. Clearing Account
B	For the Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	6.31%

	Pershing, LLC
C	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9.91%

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
C	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	6.61%

	First Clearing
	Special Custody Account for the
C	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	6.57%

	MLPF&S For The Sole Benefit of Its Customers
C	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484	6.17%

	Raymond James
	Omnibus For
	Mutual Funds
C	House Acct Firm 92500015
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, Fl 33716-1100	5.56%

M*	DTM Companies 401(k) Plan	14.87%

I-20

Class	Shareholder name and address	Percentage
		owned

	DCGT Trustee & or Custodian Principal Financial
	Group Qualified
M	Attn: NPIO Trade Desk
	711 High St.
	Des Moines, IA 50392-0001	9.89%

	Pershing, LLC
M	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5.69%

	MLPF&S For The Sole Benefit of Its Customers
R	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484	10.10%

	State Street Bank Ttee
R	ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901	7.91%

	Great-West Trust Company, LLC
R5	Recordkeeping for various benefit plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	82.11%

	Putnam LLC
R5	One Post Office Square
	Boston, MA 02109	16.60%

	Great-West Trust Company, LLC – The Putnam
R6	Retirement Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	42.03%

R6	ICMA Retirement Corporation
	777 N Capitol St Ne Ste. 600
	Washington, DC 20002-4240	24.24%

R6	Voya Retirement Insurance & Annuity
	Voya Financial
	1 Orange Way
	Windsor, CT 06095-4773	22.90%

R6*	AgReliant Genetics 401(k) Retirement Plan	8.95%

	Great-West Trust Company, LLC
Y	Recordkeeping for various benefit plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	16.42%

I-21

Class	Shareholder name and address	Percentage
		owned

Y**	Putnam Retirement Ready 2025 Fund – Class A
	shares	11.56%

Y**	Putnam Retirement Ready 2020 Fund – Class A
	shares	8.98%

Y**	Putnam Retirement Ready 2030 Fund – Class A
	shares	8.52%


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Conservative Fund

Class	Shareholder name and address	Percentage
		owned

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	6.42%

A*	Iron Workers Local #17 Annuity Plan	6.39%

	Pershing, LLC
A	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5.22%

	First Clearing
B	Special Custody Account for the Exclusive Benefit
	of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	15.03%

	National Financial Services, LLC
B	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	10.54%

I-22

Class	Shareholder name and address	Percentage
		owned

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9.86%

	Charles Schwab & Co Inc. Clearing Account
B	For the Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	6.72%

	Pershing, LLC
C	1 Pershing Plaza
	Jersey City, NJ 07399-0001	10.13%

	First Clearing
	Special Custody Account for the Exclusive Benefit
C	of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	8.84%

	MLPF&S For The Sole Benefit of Its Customers
	Attn. Fund Administration
C	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484	7.21%

M*	DTM Companies 401(k) Plan	11.73%

	Pershing, LLC
M	1 Pershing Plaza
	Jersey City, NJ 07399-0001	8.55%

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
M	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	5.10%

	State Street Bank Ttee
R	Cust fbo ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901	7.86%

	Ascensus Trust Company
	Fbo Statewide Remodeling 401k Plan 038036
R	PO Box 10758
	Fargo, ND 58106-0758	6.50%

	Great-West Trust Company, LLC
R5	Recordkeeping for various plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	92.49%

	Putnam LLC
R5	One Post Office Square
	Boston, MA 02109	5.48%

I-23

Class	Shareholder name and address	Percentage
		owned

	Great-West Trust Company, LLC
	The Putnam
R6	Retirement Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	37.05%

	ICMA Retirement Corporation
R6	777 N Capitol St Ne Ste. 600
	Washington, DC 20002-4240	26.14%

R6	Voya Retirement Insurance & Annuity
	Voya Financial
	1 Orange Way
	Windsor, CT 06095-4773	23.19%

R6	NFS LLC
	Fbo FIIOC as Agent For Qualified Employee
	Benefit Plans401k Finops-Ic Funds
	100 Magellan Way #Kw1c
	Covington, KY 41015-1987	6.25%

R6*	AgReliant Genetics 401(k) Retirement Plan	6.12%

	Great-West Trust Company, LLC
Y	Recordkeeping for various plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	36.95%

Y**	Putnam Retirement Ready 2015 Fund – Class A
	shares	9.93%

	MLPF&S For The Sole Benefit of Its Customers
Y**	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484	9.74%

Y**	Putnam Retirement Ready 2020 Fund – Class A
	shares	9.50%

Y**	Putnam Retirement Income Fund Lifestyle 1 –
	Class A shares	7.17%


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Distribution fees

I-24


During fiscal 2014, each fund paid the following 12b-1 fees to Putnam Retail Management:

Fund name	Class A	Class B	Class C	Class M	Class R
Growth Fund	$3,303,956	$1,165,773	$1,597,674	$221,540	$90,649
Balanced Fund	$2,641,728	$813,252	$1,315,302	$210,241	$68,291
Conservative Fund	$1,021,798	$246,968	$556,811	$71,872	$26,483


Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

			Sales charges
			retained by Putnam	Contingent
		Total front-	Retail Management	deferred
	Fiscal	end sales	after dealer	sales
Fund name	year	charges	concessions	charges
Growth Fund	2014	$1,856,273	$317,877	$4,954
	2013	$1,478,782	$254,008	$160
	2012	$1,194,262	$194,439	$304
Balanced Fund	2014	$1,842,163	$319,750	$151
	2013	$1,331,327	$233,138	$54
	2012	$906,640	$155,803	$119
Conservative Fund	2014	$498,138	$88,774	$23
	2013	$415,592	$70,966	$141
	2012	$385,526	$67,498	$38


I-25

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges
Growth Fund	2014	$39,711
	2013	$48,288
	2012	$98,670
Balanced Fund	2014	$31,898
	2013	$38,938
	2012	$73,902
Conservative Fund	2014	$10,855
	2013	$8,306
	2012	$20,108


I-26

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges
Growth Fund	2014	$2,344
	2013	$3,139
	2012	$5,491
Balanced Fund	2014	$6,612
	2013	$3,468
	2012	$4,185
Conservative Fund	2014	$2,509
	2013	$2,679
	2012	$2,449


Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

			Sales charges
		Total	retained by Putnam	Contingent
		front-end	Retail Management	deferred
	Fiscal	sales	after dealer	sales
Fund name	year	charges	concessions	charges
Growth Fund	2014	$20,791	$3,555	$0
	2013	$15,963	$2,636	$0
	2012	$13,756	$2,085	$0

I-27

Balanced Fund	2014	$22,284	$3,707	$0
	2013	$18,572	$3,427	$0
	2012	$10,215	$1,696	$0
Conservative Fund	2014	$6,293	$1,013	$0
	2013	$11,069	$2,173	$0

	2012	$4,404	$839	$0


Investor servicing fees


During the 2014 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Growth Fund	$2,623,268
Balanced Fund	$2,129,041
Conservative Fund	$925,218


PORTFOLIO MANAGERS

Other accounts managed


The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that the funds’ portfolio managers managed as of the funds’ most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.


I-28

Growth Fund

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	21*	$5,036,300,000	55**	$2,351,900,000	1	$200,000

Robert Kea	21*	$5,036,300,000	55**	$2,351,900,000	1	$1,500,000

Joshua Kutin	21*	$5,036,300,000	55**	$2,351,900,000	1	$1,500,000

Robert Schoen	23***	$5,074,400,000	57**	$2,389,800,000	1	$800,000

Jason Vaillancourt	21*	$5,036,300,000	55**	$2,351,900,000	1	$100,000

* 3 accounts, with total assets of $1,990,300,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $416,100,000, pays an advisory fee based on account performance.

*** 4 accounts, with total assets of $1,997,100,000, pay an advisory fee based on account performance.


Balanced Fund

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	21*	$5,387,300,000	55**	$2,351,900,000	1	$200,000

Robert Kea	21*	$5,387,300,000	55**	$2,351,900,000	1	$1,500,000

Joshua Kutin	21*	$5,387,300,000	55**	$2,351,900,000	1	$1,500,000

Robert Schoen	23***	$5,425,400,000	57**	$2,389,800,000	1	$800,000

Jason Vaillancourt	21*	$5,387,300,000	55**	$2,351,900,000	1	$100,000

* 3 accounts, with total assets of $1,990,300,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $416,100,000, pays an advisory fee based on account performance.

*** 4 accounts, with total assets of $1,997,100,000, pay an advisory fee based on account performance.


I-29

Conservative Fund

					Other accounts (including
					separate accounts, managed
	Other SEC-registered		Other accounts that pool		account programs and
Portfolio	open-end and closed-end		assets from more than one		single-sponsor defined
managers	funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	21*	$6,303,000,000	55**	$2,351,900,000	1	$200,000

Robert Kea	21*	$6,303,000,000	55**	$2,351,900,000	1	$1,500,000

Joshua Kutin	21*	$6,303,000,000	55**	$2,351,900,000	1	$1,500,000

Robert Schoen	23***	$6,341,100,000	57**	$2,389,800,000	1	$800,000

Jason Vaillancourt	21*	$6,303,000,000	55**	$2,351,900,000	1	$100,000

* 3 accounts, with total assets of $1,990,300,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $416,100,000, pays an advisory fee based on account performance.

*** 4 accounts, with total assets of $1,997,100,000, pay an advisory fee based on account performance.

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.


Compensation of portfolio managers

Putnam's goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

I-30


For each fund, Putnam evaluates performance based on the fund’s peer rankings in the fund’s Lipper category or categories, as applicable, over the 3-year period. These peer rankings are based on pre-tax performance.


Ownership of securities


The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:


Fund	Portfolio managers	Dollar range of shares owned
Growth Fund	James Fetch	$500,001-$1,000,000
	Robert Kea	$0
	Joshua Kutin	$100,001-$500,000
	Robert Schoen	$0
	Jason Vaillancourt	$0
Balanced Fund	James Fetch	$100,001-$500,000
	Robert Kea	$500,001-$1,000,000
	Joshua Kutin	$0
	Robert Schoen	$0
	Jason Vaillancourt	$500,001-$1,000,000
Conservative Fund	James Fetch	$0
	Robert Kea	$0
	Joshua Kutin	$0
	Robert Schoen	$0
	Jason Vaillancourt	$0

I-31

AUDITOR AND FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, is the funds' auditor providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The auditor's report, financial highlights and financial statements included in each fund’s Annual Report for each fund’s most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the auditor’s reports, given on their authority as experts in auditing and accounting.

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in PwC’s global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds' advisor by Putnam's parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund's Board of Trustees concluded that the investment by the PwC member firm would not affect PwC's ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.


I-32

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.


Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.


In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next

January 30, 2015	II-1

determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

January 30, 2015	II-2

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding funds in the Retirement Income Lifestyle suite), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

January 30, 2015	II-3

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For funds in the Retirement Income Lifestyle suite, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

January 30, 2015	II-4

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of class A and class T shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Tax Exempt Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and Putnam Tax Exempt Money Market Fund and class A and class T shares of Putnam Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares.

January 30, 2015	II-5

Class M CDSC and dealer commission
All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding funds in the Retirement Income
Lifestyle suite), Putnam Absolute Return 500 Fund and	0.65%
Putnam Absolute Return 700 Fund:

All taxable Income funds (except Putnam Floating Rate
Income Fund and Putnam Money Market Fund) and funds in	0.40%
the Retirement Income Lifestyle suite:

Putnam Absolute Return 100 Fund, Putnam Absolute Return
300 Fund and Putnam Floating Rate Income Fund:	0.30%

Putnam Money Market Fund and Putnam Short Duration	0.15%
Income Fund:

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

January 30, 2015	II-6

Sales without sales charges or contingent deferred sales charges

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) clients of administrators or other service providers of employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iii) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(iv) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(v) clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee; and

(vi) college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”).

(vii) Shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a non-retirement plan account.

In the case of paragraph (i) and (vii) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

January 30, 2015	II-7

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges—Class A and Class M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of: (a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except

January 30, 2015	II-8

closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

January 30, 2015	II-9

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

January 30, 2015	II-10

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

January 30, 2015	II-11

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, or, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

January 30, 2015	II-12

Rate*	Fund

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

January 30, 2015	II-13

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund
Putnam Short Duration Income Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Money Market Fund
Putnam Short Duration Income Fund

January 30, 2015	II-14

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs.

Rate	Fund

0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding funds in the Retirement
Income Lifestyle suite) currently making payments
under a class M distribution plan, and Putnam
Absolute Return 500 Fund and Putnam Absolute
Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Money Market Fund,
Putnam Short-Term Municipal Income Fund and
Putnam Short Duration Income Fund) and funds in the
Retirement Income Lifestyle suite.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Money Market Fund
Putnam Short Duration Income Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase unless Putnam Retail Management did not pay a commission to the dealer at purchase.

January 30, 2015	II-15

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Money Market Fund

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

January 30, 2015	II-16

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.


The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2014:


American Portfolios Financial Services, Inc.	MetLife Securities, Inc.

Ameriprise Financial Services, Inc.	Morgan Stanley Smith Barney LLC

AXA Advisors, LLC	National Planning Corporation

BancWest Investment Services, Inc.	M&T Securities, Inc.

Cadaret, Grant & Co. Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

CCO Investment Services Corp.	New England Securities Corporation

Cambridge Investment Research, Inc.	NFP Securities, Inc.

Cetera Advisors, LLC	Northwestern Mutual Investment Services, LLC

Cetera Advisors Networks, LLC	Oppenheimer & Co. Inc.

Cetera Financial Specialists, LLC	PNC Investments LLC

Cetera Investment Services, LLC	Raymond James & Associates, Inc.

Commonwealth Equity Services	Raymond James Financial Services, Inc.

CUNA Brokerage Services, Inc.	RBC Capital Markets, LLC

CUSO Financial Services, L.P.	Royal Alliance Associates

First Allied Securities, Inc.	Sagepoint Financial, Inc.

FSC Securities Corporation	Santander Securities, LLC

HD Vest Investment Securities, Inc.	Securities America, Inc.

Independent Financial Group, LLC	SII Investments

Investacorp, Inc.	Stifel, Nicolaus & Company, Incorporated

INVEST Financial Corporation	SunTrust Bank, Inc.

Investment Centers of America, Inc.	SunTrust Investment Services, Inc.

Janney Montgomery Scott LLC	TD Ameritrade, Inc.

J.P. Morgan Securities, LLC	TD Ameritrade Clearing, Inc.

Legend Equities Corporation	Triad Advisors, Inc.

Lincoln Financial Advisors Corp.	U.S. Bancorp Investments, Inc.

Lincoln Financial Securities Corporation	UBS Financial Services Inc.

Lincoln Investment Planning, Inc.	Voya Financial Advisors, Inc.

LPL Financial LLC	Wells Fargo Advisors, LLC

MMC Securities Corp.	Woodbury Financial Services, Inc.

January 30, 2015	II-17


Additional dealers may receive marketing support payments in 2015 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2014 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.


Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through retirement plans, dealer platforms, and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant or shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance and services rendered in connection with retirement plans, such as fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants or shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.


The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2014:

ADP Broker-Dealer, Inc.	MSCS Financial Services, LLC

Ascensus, Inc.	National Financial Services LLC

Benefit Plans Administrators	Nationwide Investment Services Corporation

Charles Schwab & Co., Inc.	Nationwide Life Insurance Company

Charles Schwab Bank	Newport Retirement Services, Inc.

City National Bank	NYLIFE Distributors LLC

Correll Co.	Paychex Securities Corporation

CPI Qualified Plan Consultants, Inc.	Pershing LLC

DailyAccess Corporation	Plan Administrators, Inc.

Digital Retirement Solutions	Principal Life Insurance Co.

Dyatech, LLC	Raymond James & Associates, Inc.

ExpertPlan, Inc.	Raymond James Financial Services, Inc.

Fidelity Investments Institutional Operations Company, Inc.	Reliance Trust Company

Genworth Life and Annuity Insurance Co.	Standard Retirement Services, Inc.

Genworth Life Insurance Co of New York	Teachers Insurance and Annuity Association of America

Great-West Financial Retirement Plan Services, LLC	TD Ameritrade Trust Company

Great-West Life & Annuity Insurance Company	The Prudential Insurance Company of America

Hartford Life Insurance Company	The Vanguard Group Inc.

Hartford Securities Distribution Company, Inc.	Transamerica Advisors Life Insurance Company

July Business Services	Transamerica Advisors Life Insurance Company of New York

Lincoln Retirement Services Company, LLC	Trust Company of America

Massachusetts Mutual Life Insurance Co.	VALIC Retirement Services Company

Mercer HR Services LLC	Voya Institutional Plan Services, LLC

January 30, 2015	II-18

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Voya Retirement Insurance & Annuity Company

MidAtlantic Capital Corporation	Wells Fargo Bank, N.A.

Milliman, Inc.	Wilmington Trust Retirement & Institutional Services Co.

Morgan Stanley Smith Barney LLC

Additional dealers may receive program servicing payments in 2015 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2014 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.


Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. With respect to assets attributable to class A, class B, class C, class M, class R, class T, and class Y shares, these payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, Putnam Investor Services or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. Putnam Investor Services also, at its expense, may make payments to financial intermediaries for introducing to Putnam Investor Services, and/or assisting Putnam Investor Services in the provision of services to, certain retirement plans administered by Putnam Investor Services. Such payments to any one financial intermediary are not expected to exceed an annual rate of 0.05% of a plan’s average net assets.

January 30, 2015	II-19

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Temporary Defensive Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short Sales

Inflation-Protected Securities	Short-Term Trading

Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies

Interfund Borrowing and Lending	Structured Investments

Inverse Floaters	Swap Agreements

Investment Ratings	Tax-exempt Securities

Legal and Regulatory Risk Relating to Investment Strategy	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible

January 30, 2015	II-20

generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

January 30, 2015	II-21

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

January 30, 2015	II-22

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund, Putnam Money Market Liquidity Fund and Putnam Short-Term Investment Fund) participates in committed and uncommitted lines of credit with State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate.

Derivatives


Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can bear on or be limited by the fund’s intention to qualify as a “regulated

January 30, 2015	II-23

investment company” under the Internal Revenue Code of 1986, as amended (the “Code), as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).


Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange-Traded Notes

The fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

January 30, 2015	II-24

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.

January 30, 2015	II-25

For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such

January 30, 2015	II-26

transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's

January 30, 2015	II-27

portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the

January 30, 2015	II-28

investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

January 30, 2015	II-29

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. This limitation may not apply where the fund purchases an option, which is to be settled in cash, to sell a TBA sale commitment. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures

January 30, 2015	II-30

contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

January 30, 2015	II-31

Each Putnam fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither these funds nor Putnam Management are subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

January 30, 2015	II-32

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

January 30, 2015	II-33

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

January 30, 2015	II-34

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

January 30, 2015	II-35

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the

January 30, 2015	II-36

fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund would lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Money Market Liquidity Fund and Putnam Short-Term Investment Fund are the only Putnam funds expected to make their uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

January 30, 2015	II-37

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Investment Ratings

The securities in which money market funds invest must be rated in one of the two highest short-term rating categories (without regard for gradations or subcategories) by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or be deemed by Putnam Management to be of comparable quality to securities having such ratings. Money market funds will rely on the two highest ratings given to a security by the NRSROs for purposes of complying with this requirement. If one or both of the two highest ratings are in the second highest short-term rating category, the security is treated as a Second Tier Security. Generally, Rule 2a-7 under the 1940 Act prohibits a money market fund from investing more than 3% of its assets in Second Tier Securities. Money market funds comply with these rating requirements at the time a security is acquired. If a security is downgraded to Second Tier after its acquisition, the money market funds may continue to hold the security even if the portfolio exceeds Rule 2a-7’s limits on Second Tier Securities. Other factors, such as substantial redemptions, may cause a money market fund’s portfolio to exceed Rule 2a-7 limits on the acquisition of securities. A money market fund may continue to hold securities in excess of these limits, even if the fund has the right to tender the security for purchase for its amortized cost value.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for

January 30, 2015	II-38

example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.


In July 2014, the SEC adopted amendments to the rules governing money market funds, which may affect the fund’s operations. Under the rule amendments, non-government money market funds will be required to use a floating net asset value, so that the value of a money market fund’s shares will change over time with the market values of the fund’s portfolio investments, unless they have policies and procedures reasonably designed to limit all beneficial owners of the fund’s shares to natural persons. Money market funds that are subject to the floating net asset value requirements will be required to cease using the amortized cost method to value their shares and to effect transactions in fund shares at a net asset value per share calculated out to the fourth decimal point (e.g., $1.0004 or $0.9998 instead of $1.00). The amendments also permit the board of trustees of a money market fund to impose a liquidity fee of up to 2% of a shareholder’s redemption request and/or to suspend redemptions for a period of up to ten business days if less than 30% of the fund’s total assets are invested in “weekly liquid assets,” which includes cash, certain government securities and securities with a remaining maturity of, or subject to a demand feature that is exercisable and payable within, five business days. Non-government money market funds will be required to impose a redemption fee if less than 10% of the fund’s total assets are invested in weekly liquid assets, unless the fund’s board of directors determines that imposing such a fee is not in the best interests of the fund. Full compliance with the rule amendments is currently required by October 2016.


Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

January 30, 2015	II-39

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

January 30, 2015	II-40

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to

January 30, 2015	II-41

increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with

January 30, 2015	II-42

the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside

January 30, 2015	II-43

on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's

January 30, 2015	II-44

expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

January 30, 2015	II-45

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

January 30, 2015	II-46

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by

January 30, 2015	II-47

the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes or may require the fund to accrue and distribute income not yet received. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

January 30, 2015	II-48

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests

January 30, 2015	II-49

in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement

January 30, 2015	II-50

counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the

January 30, 2015	II-51

extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. A total return swap may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or

January 30, 2015	II-52

otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain

January 30, 2015	II-53

equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds

January 30, 2015	II-54

are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the

January 30, 2015	II-55

payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

January 30, 2015	II-56

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

January 30, 2015	II-57

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:


(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);


(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or

January 30, 2015	II-58

future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).


If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain. Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October

January 30, 2015	II-59

31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.


Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.


Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. The details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

January 30, 2015	II-60


Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.


In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.


In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.


In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.


January 30, 2015	II-61

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.


A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.


Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as

January 30, 2015	II-62

favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.


If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.


Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by

January 30, 2015	II-63

it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.


Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.


In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such

January 30, 2015	II-64

instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.


Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.


Investments in REITs. If the fund invests in equity securities of real estate investment trusts qualifying as such under Subchapter M (“REITs”), such investments may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.


January 30, 2015	II-65

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.


Under current law, a fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital

January 30, 2015	II-66

gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.


Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects.


Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having acquisition discount (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such securities.

January 30, 2015	II-67


Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.


Higher-Risk Securities. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default, present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize, when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.


Foreign taxes. If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may

January 30, 2015	II-68

determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.


Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur tax and interest charges in some instances.


A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.


Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.


Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a

January 30, 2015	II-69

regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The back-up withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

January 30, 2015	II-70


However, effective for distributions with respect to taxable years of the fund beginning before January 1, 2015, the fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that have not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (a “short-term capital gain dividend”). The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions have expired for distributions with respect to taxable years of the fund beginning on or after January 1, 2015. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of the Fund beginning on or after January 1, 2015, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

The fact that the fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends, unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a

January 30, 2015	II-71

USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in the fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to distributions received by the fund from a lower-tier REIT that the fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund. Prior to January 1, 2015, the special “look-through” rule described above for distributions by the fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the fund and (ii) distributions received by the fund from a lower-tier registered investment company that the fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays after December 31, 2016. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.


General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

January 30, 2015	II-72

MANAGEMENT

Trustees

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution and Chair of its
1952), Trustee since 2012	Prize for Lords of	Investment Committee. Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance company
	firm) from 1992 to 2007.	focused on private equity advisory services) and a
member of its Compensation Committee. He also
served as Director and on the Compensation
Committee of MaxIndia/New York Life Insurance
Company in India. Mr. Akhoury is also a Trustee of
the Rubin Museum, serving on the Investment
Committee, and of American India Foundation. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income investment management
subsidiary of BNP Paribas). He previously served on
the Board of Bharti Telecom (an Indian
telecommunications company) and was a member of
its Audit and Compensation Committees. He also
served on the Board of Thompson Press (a publishing
company) and was a member of its Audit Committee.
Mr. Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at Stony
Brook.

January 30, 2015	II-73

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly traded
1955), Trustee since 2010	Energy Corporation, a	master limited partnership focused on pipeline
	strategic consultant to	transport, storage and distribution of petroleum
	domestic energy firms	products) and Devon Energy Corporation (a leading
	and direct investor in	independent natural gas and oil exploration and
	energy projects.	production company). She serves on the board of The
Denver Foundation, is a former Chair of the Board,
and a current Board member, of Girls Inc. of Metro
Denver, and serves on the Finance Committee of the
Children’s Hospital of Colorado. Until September
2014, Ms. Baumann was a director of UNS Energy
Corporation (a publicly held electric and gas utility in
Arizona). Until May 2014, Ms. Baumann was a
Director of SM Energy Corporation (a publicly held
U.S. exploration and production company). Until
May 2012, Ms. Baumann was a Director of CVR
Energy, Inc. (a publicly held petroleum refiner and
fertilizer manufacturer). Prior to 2003, she was
Executive Vice President of Associated Energy
Managers, LLC (a domestic private equity firm).
From 1981 until 2000 she held a variety of financial
and operational management positions with the
global energy company Amoco Corporation and its
successor, BP. Ms. Baumann holds a B.A. from
Mount Holyoke College and an MBA from The
Wharton School of the University of Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee of the The
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and supply
chain management company), Ryerson, Inc. (a
metals service company) and Advocate Health Care.
She has also served as a director on a number of other
boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

January 30, 2015	II-74

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Charles B. Curtis (Born	Senior Advisor to the	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Center for Strategic and	U.S. State Department International Security
	International Studies,	Advisory Board. Mr. Curtis is an attorney with over
	and President Emeritus	15 years in private practice and 19 years in various
	of the Nuclear Threat	positions in public service, including service at the
	Initiative (a private	Department of Treasury, the U.S. House of
	foundation dealing with	Representatives, the Securities and Exchange
	national security issues).	Commission, the Federal Energy Regulatory
	Previously, President and	Commission and the Department of Energy. Prior to
	Chief Operating Officer,	April 2013, Mr. Curtis served as a Director of
	Nuclear Threat Initiative.	Southern California Edison (a regulated electric
utility) and its parent company, Edison International.

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group. From	diversified health care conglomerate). Mr. Darretta
	2009-2012, Mr. Darretta	received a B.S. in Economics from Villanova
	served as the Health Care	University.
Industry Advisor to
Permira, (a global private
equity firm). Prior to
2007, Mr. Darretta was
the Chief Financial
Officer of Johnson &
Johnson.

Katinka Domotorffy (Born	Voting member of the	Vice Chair of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committees	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy. Ms. Domotorffy holds a BSc in
	Charitable Trust and	Economics from the University of Pennsylvania and
	Margaret A. Cargill	an MSc in Accounting and Finance from the London
	Foundation, part of the	School of Economics.
Margaret A. Cargill
Philanthropies. Prior to
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management

January 30, 2015	II-75

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies owned by First Reserve
Chairman from 2000 to 2011	private equity buyout	Corporation. He is also Chairman of The Board of
	firm that specializes in	Trustees of Sarah Lawrence College and a member
	energy investments in the	of the Advisory Board of the Millstein Center for
	diversified world-wide	Global Markets and Corporate Ownership at the
	energy industry).	Columbia University Law School. Mr. Hill received
a B.A in Economics from Southern Methodist
University and pursued graduate studies as a
Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947),	President of the Alfred P.	Trustee of Yale University; a Director of Exelon
Trustee since 1997	Sloan Foundation (a	Corporation (an energy company focused on power
	philanthropic institution	services); and a Member of the Board of Overseers of
	focused primarily on	the Boston Symphony Orchestra. Prior to April 2013,
	research and education	he served as Director of TransCanada Corporation
	on issues related to	and TransCanada Pipelines Ltd. (energy companies
	science, technology and	focused on natural gas transmission, oil pipelines,
	economic performance).	and power services.) Prior to August 2007, he served
	He is the Elizabeth and	as a Director of National Grid (a U.K.-based holding
	James Killian Professor	company with interests in electric and gas
	of Economics, Emeritus	transmission and distribution and
	at the Massachusetts	telecommunications infrastructure). Prior to July,
	Institute of Technology	2006, he served as President of the Yale University
	(“MIT”).	Council. Prior to February 2005, he served on the
	Prior to 2007, he was the	board of the Whitehead Institute for Biomedical
	Director of the Center for	Research (a non-profit research institution). Prior to
	Energy and	February 2002, he was a Director of State Farm
	Environmental Policy	Indemnity Company (an automobile insurance
	Research at MIT.	company), and prior to March 2000, he was a
Director of New England Electric System (a public
utility holding company). Dr. Joskow holds a Ph.D.
and a M.Phil. from Yale University and a B.A. from
Cornell University.

January 30, 2015	II-76

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006	Chairman of the Boston	Ruder Finn Group (a global communications and
	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He currently serves on	for the operation of the electric generation system in
	the Board of Trustees of	the New England states). Prior to 2000, he was a
	Beth Israel Deaconess	Director of the Investment Company Institute in
	Hospital in Boston and as	Washington, D.C. Prior to January 2005, Mr. Leibler
	a Director of Beth Israel	served as Chairman and Chief Executive Officer of
	Deaconess Care	the Boston Stock Exchange. Prior to January 2000,
	Organization, an	he served as President and Chief Executive Officer of
	accountable care group	Liberty Financial Companies (a publicly traded
	jointly owned by the	diversified asset management organization). Prior to
	medical center and its	June 1990, he served as President and Chief
	affiliated physicians	Operating Officer of the American Stock Exchange
	network. He is also	(AMEX). Prior to serving as AMEX President, he
	Director of Northeast	held the position of Chief Financial Officer, and
	Utilities, which operates	headed its management and marketing operations.
	New England’s largest	Mr. Leibler graduated with a B.A in Economics from
	energy delivery system.	Syracuse University.

Robert E. Patterson (Born	Co-Chairman of Cabot	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Properties, Inc. (a private	Trustee of the Joslin Diabetes Center. Prior to
	equity firm investing in	December 2001, Mr. Patterson served as the
	commercial real estate)	President and as a Trustee of Cabot Industrial Trust
	and Chairman of the	(a publicly-traded real estate investment trust). He
	Investment Committee	has also served as a Trustee of the Sea Education
	of Cabot Properties.	Association. Prior to 1998, he was Executive Vice
President and Director of Acquisitions of Cabot
Partners Limited Partnership (a registered investment
adviser involved in institutional real estate
investments). Prior to 1990, he served as Executive
Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a
graduate of Harvard College and Harvard Law
School.

January 30, 2015	II-77

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was a
	other research services)	Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day School.
	Generation Advisors,	Until 2002, he was a Trustee of the Sea Education
	LLC (a registered	Association. Mr. Putnam is a graduate of Harvard
	investment adviser to	College, Harvard Business School and Harvard Law
	private funds), which are	School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Director of TransCanadaPipelines Ltd (an energy
1942), Trustee from	Stephens was Chairman	infrastructure company). Until 2010, Mr. Stephens
1997-2008, and since 2009	and Chief Executive	was a Director of Boise Inc. (a manufacturer of paper
	Officer of Boise	and packaging products). Until 2004, Mr. Stephens
	Cascade, LLC (a paper,	was a Director of Xcel Energy Incorporated (a public
	forest product and	utility company), Qwest Communications and
	timberland assets	Norske Canada, Inc. (a paper manufacturer). Until
	company).	2003, Mr. Stephens was a Director of Mail-Well, Inc.
(a diversified printing company). Prior to July 2001,
Mr. Stephens was Chairman of Mail-Well. Mr.
Stephens holds B.S. and M.S. degrees from the
University of Arkansas.

January 30, 2015	II-78

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute, and Boston
	since 2008 and, since	Chamber of Commerce. He is a member of the Chief
	2014, President and	Executives Club of Boston, the National
	Chief Executive Officer	Innovation Initiative, and the Council on
	of Great-West Financial,	Competitiveness, and he is a former President of the
	a financial services	Commercial Club of Boston. Prior to 2008, he
	company that provides	served as a Director of FMR Corporation, Fidelity
	retirement savings plans,	Investments Insurance Ltd., Fidelity Investments
	life insurance, and	Canada Ltd., and Fidelity Management Trust
	annuity and executive	Company and as a Trustee of the Fidelity Family of
	benefits products, and of	Funds. Mr. Reynolds received a B.S. in Business
	Great-West Lifeco U.S.	Administration with a major in Finance from West
	Inc., a holding company	Virginia University.
that owns Putnam
Investments and
Great-West Financial.
Member of Putnam
Investments’ and
Great-West Financial’s
Board of Directors. Prior
to joining Putnam
Investments in 2008, Mr.
Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.


1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2014, there were 116 Putnam Funds.


2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, death or removal.

*Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

January 30, 2015	II-79

Each of the fund’s Trustees was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Charles B. Curtis -- Mr. Curtis' experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

Robert J. Darretta -- Mr. Darretta's experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill -- Mr. Hill's experience as founder and chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

January 30, 2015	II-80

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens -- Mr. Stephens's extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1], Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison

Steven D. Krichmar (Born 1958)	Since 2002	Chief of Operations, Putnam Investments and
Vice President and Principal Financial		Putnam Management.
Officer

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

Robert R. Leveille (Born 1969)	Since 2007	Chief Compliance Officer, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management.

Michael J. Higgins[4] (Born 1976)	Since 2010	Manager of Finance, Dunkin’ Brands (2008-2010);
Vice President, Treasurer, and Clerk		Senior Financial Analyst, Old Mutual Asset
Management (2007-2008); Senior Financial Analyst,
Putnam Investments (1999-2007).

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Accounting		Investments and Putnam Management.
Officer, and Assistant Treasurer

January 30, 2015	II-81

Name, Address[1], Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services, Putnam
Vice President and Assistant		Management.
Treasurer

James P. Pappas (Born 1953)	Since 2004	Director of Trustee Relations, Putnam Investments
Vice President		and Putnam Management.

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Associate Treasurer, The Putnam Funds.
Assistant Clerk, and Associate
Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 13 of the 14 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Distributions Committee, Audit and Compliance Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other

January 30, 2015	II-82

committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board of Trustees has adopted a written charter for the Committee, a current copy of which is available at putnam.com/individual. The Committee currently consists of Messrs. Leibler (Chairperson), Curtis, Darretta and Hill, and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter, and Messrs. Ahamed, Akhoury, Patterson, Putnam and Stephens.

January 30, 2015	II-83

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Patterson (Chairperson), Ahamed, Akhoury, Putnam and Stephens, Dr. Joskow and Ms. Baxter.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy and Messrs. Curtis, Darretta, Hill and Leibler.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson), and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Putnam (Chairperson), Ahamed, Curtis, Leibler and Stephens, Dr. Joskow, and Ms. Baumann. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Mses. Baxter and Domotorffy.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Darretta (Chairperson), Curtis, Hill and Leibler, and Mses. Baumann and Domotorffy.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or

January 30, 2015	II-84

(ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

January 30, 2015	II-85

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation. Through at least June 30, 2015, Putnam Management will reimburse expenses or waive fees of the fund to the extent necessary to limit the cumulative expenses of the fund, excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, any upward or downward adjustments to a fund’s base management fee, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis, to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

January 30, 2015	II-86

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam

January 30, 2015	II-87

Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited

January 30, 2015	II-88

exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the

January 30, 2015	II-89

same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for

January 30, 2015	II-90

each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

January 30, 2015	II-91

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund. The fee paid to Putnam Investor Services with respect to assets attributable to class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, is based on a fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average assets attributable to class R5 shares applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average assets attributable to class R6 shares. Through at least June 30, 2015, investor servicing fees for each fund will not exceed an annual rate of 0.320% of the fund’s average assets.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of

January 30, 2015	II-92

their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties, rather than Putnam Investor Services, may provide some or all of the sub-accounting and similar record keeping services for their customers’ accounts. In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of shareholders in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the headings “Distribution Plans – Additional Dealer Payments.”



Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services,

January 30, 2015	II-93

which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

January 30, 2015	II-94

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a

January 30, 2015	II-95

shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or

January 30, 2015	II-96

surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class Y, class R5 or class R6 shares may exchange their class A shares for class Y, class R5, or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC and class Y shares of such fund are offered to residents of the shareholder’s state.

Class M shareholders who are eligible to purchase class Y shares may exchange their Class M shares for class Y shares of the same fund, provided that class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

January 30, 2015	II-97

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class Y shareholders who are eligible to purchase class A, class C, class R5 or class R6 shares may exchange their class Y shares for class A, class C, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A or class C shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

January 30, 2015	II-98

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

January 30, 2015	II-99

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund, Putnam Money Market Liquidity Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of

January 30, 2015	II-100

shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

For Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information(1)	Frequency of Disclosure	Date of Web Posting

January 30, 2015	II-101

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians, pricing services, independent registered public accounting firm, legal counsel (Ropes & Gray LLP), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), and proxy voting service (Glass, Lewis & Co). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research. Any such rating, ranking, or consulting firm would be required to keep the fund’s portfolio

January 30, 2015	II-102

information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES


The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.


SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

January 30, 2015	II-103

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

January 30, 2015	II-104

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

January 30, 2015	II-105

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

January 30, 2015	II-106

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

January 30, 2015	II-107

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

January 30, 2015	II-108

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

January 30, 2015	II-109

Appendix A


Proxy voting guidelines of the Putnam funds


The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

January 30, 2015	II-110

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),


• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

January 30, 2015	II-111

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board), or

• who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.


Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.


Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate

January 30, 2015	II-112

response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.


Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

January 30, 2015	II-113


► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.


► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.


► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.


► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:


the amount per employee under the plan is unlimited, or

the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.


January 30, 2015	II-114


Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits. When evaluating a company’s equity incentive plans against the dilution criteria noted above, the funds may consider whether the company is a “start up” or other company that is less able to fund market rates of compensation in cash.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.


Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves

January 30, 2015	II-115

considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware –provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

January 30, 2015	II-116

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

January 30, 2015	II-117

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

January 30, 2015	II-118

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance

January 30, 2015	II-119

compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.


Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

January 30, 2015	II-120


Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

• the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

► For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s

January 30, 2015	II-121

proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

• the chair of the audit, compensation or nominating committee is not an independent director.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

► The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

January 30, 2015	II-122

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

► The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

► The funds will withhold votes from the entire board of directors if

January 30, 2015	II-123

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

• the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

• the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary: For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

► The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

• the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

• the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

January 30, 2015	II-124

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

January 30, 2015	II-125

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

► The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

► The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

► The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

January 30, 2015	II-126

Australia

► The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

► The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

► The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

► In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there

January 30, 2015	II-127

may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization


Unless a proposal is directly addressed by a country-specific guideline:


► The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

January 30, 2015	II-128

Australia

► The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

► The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

► The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

► The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

► The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.


► The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.


New Zealand

► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

January 30, 2015	II-129


Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.


Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

► The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

► The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.


► If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.


Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who

January 30, 2015	II-130

directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.


Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.


Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

► The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

► The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.


As adopted January 23, 2015


January 30, 2015	II-131

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

January 30, 2015	II-132

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

January 30, 2015	II-133

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

January 30, 2015	II-134

Appendix B

January 30, 2015	II-135

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and
Shareholders of Putnam Dynamic Asset Allocation Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Growth Fund (the “fund”) at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2014

24     Dynamic Asset Allocation Growth Fund

The fund’s portfolio 9/30/14

COMMON STOCKS (63.1%)*	Shares	Value
Banking (5.2%)
Access National Corp.	8,692	$141,071
Alpha Bank A.E. (Greece) †	789,256	609,248
Australia & New Zealand Banking Group, Ltd. (Australia)	30,586	826,441
Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	90,142	8,994
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	90,142	1,079,701
Banco Bradesco SA ADR (Brazil)	63,629	906,713
Banco Latinoamericano de Exportaciones SA Class E (Panama)	19,345	593,505
Banco Santander SA (Spain)	133,682	1,278,902
Bank of Ireland (Ireland) †	1,378,862	540,150
Bank of New York Mellon Corp. (The)	152,500	5,906,325
Bank of Queensland, Ltd. (Australia)	35,073	355,692
Bank of Yokohama, Ltd. (The) (Japan)	175,000	963,315
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	530,300	450,610
Bankia SA (Spain) †	471,089	872,685
Barclays PLC (United Kingdom)	221,619	816,424
BNP Paribas SA (France)	14,471	956,945
BofI Holding, Inc. †	5,700	414,447
Cardinal Financial Corp.	16,735	285,666
China Construction Bank Corp. (China)	1,612,000	1,130,782
Citizens & Northern Corp.	10,818	205,542
City National Corp.	32,992	2,496,505
Commonwealth Bank of Australia (Australia)	38,048	2,498,419
Compartamos SAB de CV (Mexico)	461,368	987,627
Credicorp, Ltd. (Peru)	8,842	1,356,274
Credit Agricole SA (France)	94,142	1,414,490
Credit Suisse Group AG (Switzerland)	19,481	537,043
DBS Group Holdings, Ltd. (Singapore)	65,000	937,142
DNB ASA (Norway)	10,598	198,201
Dubai Islamic Bank PJSC (United Arab Emirates)	796,891	1,792,034
East West Bancorp, Inc.	6,056	205,904
Erste Group Bank AG (Czech Republic)	3,873	88,287
Farmers Capital Bank Corp. †	7,838	176,590
Financial Institutions, Inc.	11,176	251,236
First Community Bancshares Inc.	10,552	150,788
First NBC Bank Holding Co. †	6,577	215,397
First Niagara Financial Group, Inc.	138,700	1,155,371
FirstMerit Corp.	13,147	231,387
FirstRand, Ltd. (South Africa)	116,008	440,811
Flushing Financial Corp.	11,074	202,322
Grupo Financiero Banorte SAB de CV (Mexico)	268,991	1,722,640
Hang Seng Bank, Ltd. (Hong Kong)	58,500	939,704
Hanmi Financial Corp.	22,158	446,705
Heartland Financial USA, Inc.	7,493	178,933
Heritage Financial Group, Inc.	9,573	193,279
Industrial & Commercial Bank of China, Ltd. (China)	1,619,000	1,010,376
ING Groep NV GDR (Netherlands) †	78,902	1,122,285

Dynamic Asset Allocation Growth Fund     25

COMMON STOCKS (63.1%)* cont.	Shares	Value
Banking cont.
Itau Unibanco Holding SA ADR (Preference) (Brazil)	103,990	$1,443,381
Joyo Bank, Ltd. (The) (Japan)	150,000	736,984
JPMorgan Chase & Co.	321,177	19,347,702
Lloyds Banking Group PLC (United Kingdom) †	1,820,883	2,256,292
MainSource Financial Group, Inc.	16,637	286,988
Meta Financial Group, Inc.	6,136	216,355
Metro Bank PLC (acquired 1/15/14, cost $189,830) (Private) (United Kingdom) † ΔΔ F	8,918	184,971
Mizuho Financial Group, Inc. (Japan)	90,000	160,850
National Australia Bank, Ltd. (Australia)	31,436	891,813
Natixis (France)	72,645	499,652
OFG Bancorp (Puerto Rico)	9,829	147,238
Pacific Premier Bancorp, Inc. †	10,475	147,174
PacWest Bancorp	9,095	374,987
Peoples Bancorp, Inc.	10,321	245,124
Philippine National Bank (Philippines) †	371,654	724,549
PNC Financial Services Group, Inc.	147,599	12,631,522
Popular, Inc. (Puerto Rico) †	8,754	257,674
Republic Bancorp, Inc. Class A	6,711	158,984
Resona Holdings, Inc. (Japan)	280,000	1,580,240
Skandinaviska Enskilda Banken AB (Sweden)	78,926	1,048,449
Societe Generale SA (France)	3,978	202,197
State Street Corp.	112,100	8,251,681
Sumitomo Mitsui Financial Group, Inc. (Japan)	39,700	1,620,063
Swedbank AB Class A (Sweden)	38,047	953,201
TSB Banking Group PLC (United Kingdom) † S	66,348	297,592
UniCredit SpA (Italy)	182,428	1,428,596
United Community Banks, Inc.	11,132	183,233
Wells Fargo & Co.	21,882	1,135,019
Westpac Banking Corp. (Australia)	35,093	983,137
		97,688,556
Basic materials (3.4%)
Aceto Corp.	7,668	148,146
Amcor, Ltd. (Australia)	73,403	728,662
Andersons, Inc. (The)	6,690	420,667
Antofagasta PLC (United Kingdom)	48,211	562,472
ArcelorMittal SA (France)	60,935	836,364
Assa Abloy AB Class B (Sweden)	8,320	426,658
BASF SE (Germany)	15,475	1,419,372
BHP Billiton PLC (Australia)	30,779	854,543
BHP Billiton, Ltd. (Australia)	50,937	1,498,741
Cabot Corp.	5,232	265,629
Cambrex Corp. †	27,194	507,984
Cemex SAB de CV ADR (Mexico)	48,097	627,185
Chemtura Corp. †	18,661	435,361
China Singyes Solar Technologies Holdings, Ltd. (China)	233,000	414,382
Compagnie de Saint-Gobain (France)	3,217	146,526
Croda International PLC (United Kingdom)	4,393	145,672

26     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Basic materials cont.
Domtar Corp. (Canada)	4,334	$152,253
Dow Chemical Co. (The)	227,300	11,919,612
EMS-Chemie Holding AG (Switzerland)	1,812	750,565
Fortescue Metals Group, Ltd. (Australia)	28,942	87,596
Glencore Xstrata PLC (United Kingdom)	178,851	989,592
Hi-Crush Partners LP (Units)	8,731	450,170
Hitachi Metals, Ltd. (Japan)	68,000	1,222,856
Horsehead Holding Corp. †	29,396	485,916
Innophos Holdings, Inc.	6,015	331,366
Innospec, Inc.	7,569	271,727
IRB Infrastructure Developers, Ltd. (India)	186,011	693,925
KapStone Paper and Packaging Corp. †	18,611	520,550
Koninklijke Boskalis Westminster NV (Netherlands)	16,035	897,136
Kraton Performance Polymers, Inc. †	8,023	142,890
L.B. Foster Co. Class A	6,039	277,432
Landec Corp. †	49,264	603,484
Limoneira Co.	5,182	122,762
LSB Industries, Inc. †	17,961	641,387
LyondellBasell Industries NV Class A	72,198	7,845,035
Minerals Technologies, Inc.	3,285	202,717
Mining and Metallurgical Co. GMK Norilsk Nickel OJSC ADR (Russia)	31,964	596,129
Monsanto Co.	2,700	303,777
Mota-Engil Africa (Rights) (Portugal) † F	98,989	107,649
Mota-Engil SGPS SA (Portugal)	193,544	1,238,101
Nippon Paint Holdings Co., Ltd. (Japan)	37,000	833,588
NN, Inc.	21,895	585,034
OM Group, Inc.	18,924	491,078
Packaging Corp. of America	17,300	1,104,086
Pembangunan Perumahan Persero Tbk PT (Indonesia)	3,148,900	553,771
PTT Global Chemical PCL (Thailand)	273,200	513,961
Reliance Steel & Aluminum Co.	14,500	991,800
Rio Tinto PLC (United Kingdom)	16,025	786,795
S&W Seed Co. † S	18,780	79,627
Sasol, Ltd. (South Africa)	12,187	661,217
Sherwin-Williams Co. (The)	32,800	7,182,872
Siam Cement PCL (The) NVDR (Thailand)	42,500	586,403
Solvay SA (Belgium)	2,158	330,837
Sumitomo Metal Mining Co., Ltd. (Japan)	54,000	761,259
Sung Kwang Bend Co., Ltd. (South Korea)	23,175	400,576
Symrise AG (Germany)	4,934	262,280
Syngenta AG (Switzerland)	2,804	890,006
Taisei Corp. (Japan)	27,000	152,500
ThyssenKrupp AG (Germany) †	52,785	1,386,032
Trex Co., Inc. †	11,651	402,775
Tronox, Ltd. Class A	9,850	256,593
U.S. Silica Holdings, Inc.	6,415	401,002
UPL, Ltd. (India)	110,908	609,458
UPM-Kymmene OYJ (Finland)	54,382	771,456

Dynamic Asset Allocation Growth Fund     27

COMMON STOCKS (63.1%)* cont.	Shares	Value
Basic materials cont.
Veidekke ASA (Norway)	19,097	$192,186
voestalpine AG (Austria)	8,068	318,871
Wendel SA (France)	7,075	799,741
Yamato Kogyo Co., Ltd. (Japan)	3,700	123,827
Zep, Inc.	16,663	233,615
		62,956,237
Capital goods (4.7%)
ABB, Ltd. (Switzerland)	47,961	1,073,083
Airbus Group NV (France)	12,968	814,001
Alliant Techsystems, Inc.	4,094	522,558
Alstom SA (France) †	5,413	184,866
Altra Industrial Motion Corp.	16,079	468,864
Astronics Corp. †	5,148	245,466
Atlas Copco AB Class A (Sweden)	50,833	1,453,064
AviChina Industry & Technology Co., Ltd. (China)	284,000	203,175
AZZ, Inc.	6,320	263,986
Ball Corp.	26,200	1,657,674
Canon, Inc. (Japan)	29,350	954,533
Caterpillar, Inc.	55,200	5,466,456
Chase Corp.	8,822	274,541
China Railway Group, Ltd. (China)	1,423,000	755,184
Coway Co., Ltd. (South Korea)	3,052	243,010
Crown Holdings, Inc. †	128,300	5,711,916
Cummins, Inc.	43,152	5,695,201
Daifuku Co., Ltd. (Japan)	14,100	165,950
Daikin Industries, Ltd. (Japan)	3,300	204,793
Delphi Automotive PLC (United Kingdom)	9,898	607,143
Douglas Dynamics, Inc.	14,173	276,374
DXP Enterprises, Inc. †	3,049	224,650
Embraer SA ADR (Brazil)	15,369	602,772
Faurecia (France)	6,187	197,041
Franklin Electric Co., Inc.	7,011	243,562
Gaztransport Et Technigaz SA (France)	3,094	183,025
Generac Holdings, Inc. †	6,218	252,078
Greenbrier Cos., Inc. (The) S	16,640	1,221,043
Hitachi, Ltd. (Japan)	18,000	136,994
Hota Industrial Manufacturing Co., Ltd. (Taiwan)	328,524	600,579
Hyster-Yale Materials Holdings, Inc.	3,282	235,057
Hyundai Engineering & Construction Co., Ltd. (South Korea)	15,220	868,023
Hyundai Mobis Co., Ltd. (South Korea)	4,582	1,116,554
IDEX Corp.	31,500	2,279,655
II-VI, Inc. †	26,411	310,857
Ingersoll-Rand PLC	43,100	2,429,116
JGC Corp. (Japan)	30,000	819,501
Joy Global, Inc.	38,200	2,083,428
JTEKT Corp (Japan)	10,000	167,471
Kadant, Inc.	9,075	354,379
Leggett & Platt, Inc.	49,600	1,732,032

28     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Capital goods cont.
Lextar Electronics Corp. (Taiwan)	844,000	$843,780
Middleby Corp. (The) †	5,308	467,794
Miller Industries, Inc.	10,911	184,396
Mitsubishi Electric Corp. (Japan)	123,000	1,639,880
MSA Safety, Inc.	3,723	183,916
Northrop Grumman Corp.	61,400	8,090,064
NSK, Ltd. (Japan)	12,000	171,064
Orbital Sciences Corp. †	16,625	462,175
OSRAM Licht AG (Germany) †	13,616	506,621
Polypore International, Inc. †	2,295	89,298
Raytheon Co.	118,379	12,029,674
Rheinmetall AG (Germany)	2,294	110,020
Roper Industries, Inc.	44,500	6,509,905
Safran SA (France)	9,443	611,393
Singapore Technologies Engineering, Ltd. (Singapore)	281,000	802,806
SMC Corp. (Japan)	500	138,077
Sound Global, Ltd. (China) † S	787,000	786,297
Standard Motor Products, Inc.	15,482	533,045
Standex International Corp.	4,348	322,361
Stoneridge, Inc. †	24,331	274,210
Tenneco, Inc. †	4,028	210,705
THK Co., Ltd. (Japan)	33,900	844,785
Tower International, Inc. †	17,790	448,130
Vinci SA (France)	29,854	1,728,540
Wabash National Corp. †	33,205	442,291
WABCO Holdings, Inc. †	57,200	5,202,340
WESCO International, Inc. †	5,551	434,421
		87,367,643
Communication services (2.6%)
Allot Communications, Ltd. (Israel) †	8,361	95,483
Arris Group, Inc. †	4,971	140,953
Aruba Networks, Inc. †	5,437	117,330
BT Group PLC (United Kingdom)	215,536	1,320,259
CalAmp Corp. †	16,111	283,876
China Mobile, Ltd. (China)	136,500	1,602,294
Com Hem Holding AB (Sweden) †	36,441	265,503
Comcast Corp. Class A	249,831	13,435,911
Deutsche Telekom AG (Germany)	67,902	1,025,686
EchoStar Corp. Class A †	13,473	656,943
Frontier Communications Corp.	58,220	379,012
HSN, Inc.	2,606	159,930
IDT Corp. Class B	9,238	148,362
Inteliquent, Inc.	13,510	168,200
Iridium Communications, Inc. † S	23,747	210,161
Liberty Global PLC Ser. C (United Kingdom)	4,600	188,669
Loral Space & Communications, Inc. †	4,363	313,307
MTN Group, Ltd. (South Africa)	56,713	1,195,202
NeuStar, Inc. Class A †	9,993	248,126

Dynamic Asset Allocation Growth Fund     29

COMMON STOCKS (63.1%)* cont.	Shares	Value
Communication services cont.
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,900	$118,249
NTT DoCoMo, Inc. (Japan)	55,800	931,931
Numericable Group SA (France) † S	2,576	137,435
Orange (France)	59,885	897,148
Quebecor, Inc. Class B (Canada)	10,000	251,261
Ruckus Wireless, Inc. †	14,068	187,948
ShoreTel, Inc. †	15,090	100,349
SK Telecom Co., Ltd. (South Korea)	4,473	1,228,358
Spark New Zealand, Ltd. (New Zealand)	82,093	190,410
Spok Holdings, Inc.	12,661	164,720
Tele2 AB Class B (Sweden)	31,760	382,980
Telecom Italia SpA RSP (Italy)	429,821	380,936
Telefonica SA (Spain)	56,794	877,568
Telenor ASA (Norway)	36,984	811,553
Telstra Corp., Ltd. (Australia)	265,152	1,226,680
Ubiquiti Networks, Inc. † S	2,829	106,172
Verizon Communications, Inc.	326,215	16,307,488
Vodafone Group PLC (United Kingdom)	292,843	965,306
Ziggo NV (Netherlands) †	7,938	370,605
		47,592,304
Conglomerates (0.8%)
AMETEK, Inc.	65,454	3,286,445
Danaher Corp.	99,954	7,594,505
Exor SpA (Italy)	14,495	560,238
Marubeni Corp. (Japan)	45,000	308,260
Mitsubishi Corp. (Japan)	31,800	651,767
Siemens AG (Germany)	22,497	2,681,337
Tyco International, Ltd.	5,800	258,506
Vivendi SA (France)	6,387	153,925
		15,494,983
Consumer cyclicals (7.5%)
Adidas AG (Germany)	6,867	513,641
ADT Corp. (The)	64,041	2,270,894
ANN, Inc. †	11,908	489,776
Apollo Tyres, Ltd. (India)	242,227	800,661
Ascena Retail Group, Inc. †	10,190	135,527
Ascent Capital Group, Inc. Class A †	1,298	78,140
Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	25,405	386,416
Babcock International Group PLC (United Kingdom)	46,302	815,565
Bayerische Motoren Werke (BMW) AG (Germany)	8,612	924,642
Big Lots, Inc.	10,441	449,485
Brown Shoe Co., Inc.	6,307	171,109
Brunswick Corp.	10,769	453,806
Bunzl PLC (United Kingdom)	33,421	868,326
Bureau Veritas SA (France)	26,885	592,783
CaesarStone Sdot-Yam, Ltd. (Israel)	3,591	185,583
Carmike Cinemas, Inc. †	3,310	102,544
Century Casinos, Inc. †	23,296	119,508
China ZhengTong Auto Services Holdings, Ltd. (China)	1,523,500	891,012

30     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer cyclicals cont.
CJ CGV Co., Ltd. (South Korea)	13,070	$663,000
Compagnie Financiere Richemont SA (Switzerland)	11,563	947,561
Compass Group PLC (United Kingdom)	89,785	1,450,100
Conn’s, Inc. † S	22,408	678,290
Continental AG (Germany)	8,532	1,622,263
Cooper Tire & Rubber Co.	20,046	575,320
Corporate Executive Board Co. (The)	2,663	159,966
Ctrip.com International, Ltd. ADR (China) †	7,200	408,672
Daimler AG (Registered Shares) (Germany)	6,500	498,545
Dalata Hotel Group PLC (Ireland) †	32,925	125,998
Deckers Outdoor Corp. †	9,018	876,369
Deluxe Corp.	15,109	833,412
Demand Media, Inc. †	3,031	26,824
Denso Corp. (Japan)	14,100	650,596
Ennis, Inc.	13,395	176,412
Expedia, Inc.	29,298	2,567,091
Experian PLC (United Kingdom)	58,105	922,962
Far Eastern Department Stores, Ltd. (Taiwan)	580,000	558,826
FF Group (Greece)	13,240	492,793
Fuji Heavy Industries, Ltd. (Japan)	60,300	1,996,187
G&K Services, Inc. Class A	5,660	313,451
GameStop Corp. Class A	43,700	1,800,440
Gap, Inc. (The)	65,600	2,734,864
Geberit International AG (Switzerland)	2,693	867,515
General Motors Co.	60,800	1,941,952
Genesco, Inc. †	2,589	193,528
Global Cash Access Holdings, Inc. †	61,708	416,529
GNC Holdings, Inc. Class A	16,033	621,118
Grand Korea Leisure Co., Ltd. (South Korea)	11,204	443,773
Green Dot Corp. Class A †	9,175	193,960
Hanesbrands, Inc.	27,800	2,986,832
Harbinger Group, Inc. †	44,328	581,583
Harley-Davidson, Inc.	70,700	4,114,740
Hilton Worldwide Holdings, Inc. †	234,800	5,783,124
Home Depot, Inc. (The)	149,781	13,740,909
Home Inns & Hotels Management, Inc. ADR (China) †	17,485	506,890
Hyundai Motor Co. (South Korea)	5,791	1,044,357
ITV PLC (United Kingdom)	392,948	1,321,413
KAR Auction Services, Inc.	22,806	652,936
Kate Spade & Co. †	5,669	148,698
Kimberly-Clark Corp.	115,400	12,413,578
Kingfisher PLC (United Kingdom)	28,358	148,628
Kolao Holdings (South Korea)	41,927	666,870
Lenta, Ltd. 144A GDR (Russia) †	16,903	180,355
Lions Gate Entertainment Corp.	19,607	646,443
Live Nation Entertainment, Inc. †	25,239	606,241
Lowe’s Cos., Inc.	141,027	7,463,149
Luxottica Group SpA (Italy)	5,363	278,664

Dynamic Asset Allocation Growth Fund     31

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer cyclicals cont.
Macy’s, Inc.	76,303	$4,439,309
Makalot Industrial Co., Ltd. (Taiwan)	102,000	517,629
Marcus Corp.	19,703	311,307
Marriott Vacations Worldwide Corp. †	5,623	356,554
MasterCard, Inc. Class A	9,100	672,672
MAXIMUS, Inc.	3,647	146,354
Mediaset SpA (Italy) †	37,867	144,872
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	6,900	181,401
MGM China Holdings, Ltd. (Hong Kong)	300,000	864,132
Mitra Adiperkasa Tbk PT (Indonesia)	438,700	198,055
Naspers, Ltd. Class N (South Africa)	9,095	1,000,304
National CineMedia, Inc.	38,594	559,999
Next PLC (United Kingdom)	17,858	1,911,766
Nissan Motor Co., Ltd. (Japan)	39,800	388,326
Nu Skin Enterprises, Inc. Class A	7,814	351,864
Omnicom Group, Inc.	62,600	4,310,636
Panasonic Corp. (Japan)	136,000	1,619,094
Paradise Entertainment, Ltd. (Hong Kong)	720,000	267,258
Penn National Gaming, Inc. †	31,223	350,010
PGT, Inc. †	33,869	315,659
Pitney Bowes, Inc.	13,538	338,315
Priceline Group, Inc. (The) †	3,061	3,546,413
Puregold Price Club, Inc. (Philippines)	107,000	82,655
Randstad Holding NV (Netherlands)	6,061	281,454
Remy International, Inc.	9,053	185,858
Renault SA (France)	11,092	800,619
Scripps Networks Interactive Class A	30,200	2,358,318
SeaWorld Entertainment, Inc.	22,570	434,021
Select Comfort Corp. †	12,834	268,487
Shimano, Inc. (Japan)	14,100	1,716,006
Sinclair Broadcast Group, Inc. Class A	5,990	156,279
Six Flags Entertainment Corp.	6,113	210,226
SJM Holdings, Ltd. (Hong Kong)	279,000	532,585
Sonic Automotive, Inc. Class A	14,808	362,944
Sony Corp. (Japan)	24,200	436,071
Sports Direct International PLC (United Kingdom) †	22,621	225,758
Steinhoff International Holdings, Ltd. (South Africa)	176,902	846,960
Steven Madden, Ltd. †	4,877	157,186
Suzuki Motor Corp. (Japan)	50,200	1,665,784
Swatch Group AG (The) (Switzerland)	1,344	636,790
Thomas Cook Group PLC (United Kingdom) †	184,145	352,802
TiVo, Inc. †	62,899	804,793
Toyota Motor Corp. (Japan)	37,900	2,227,268
TUI Travel PLC (United Kingdom)	89,866	564,428
TVN SA (Poland)	78,337	370,547
Vail Resorts, Inc.	2,019	175,168
Valeo SA (France)	10,314	1,143,985

32     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer cyclicals cont.
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	51,941	$812,722
Viacom, Inc. Class B	89,200	6,863,048
VOXX International Corp. †	12,385	115,181
WH Smith PLC (United Kingdom)	10,108	177,147
Wirecard AG (Germany)	3,808	140,674
WPP PLC (United Kingdom)	33,526	670,591
Wyndham Worldwide Corp.	33,247	2,701,651
		140,563,080
Consumer finance (1.3%)
Discover Financial Services	133,700	8,608,943
Encore Capital Group, Inc. †	11,511	510,052
Federal Agricultural Mortgage Corp. Class C	7,828	251,592
Housing Development Finance Corp., Ltd. (HDFC) (India)	32,999	562,704
MicroFinancial, Inc.	12,493	100,694
Nelnet, Inc. Class A	12,553	540,909
Performant Financial Corp. †	46,567	376,261
PHH Corp. †	9,005	201,352
Portfolio Recovery Associates, Inc. †	11,022	575,679
Regional Management Corp. †	15,586	279,769
Santander Consumer USA Holdings, Inc.	47,700	849,537
Visa, Inc. Class A	52,600	11,223,262
		24,080,754
Consumer staples (4.9%)
Affinity Education Group, Ltd. (Australia) †	65,365	74,707
Alibaba Group Holding, Ltd. ADR (China) †	20,742	1,842,927
Anheuser-Busch InBev NV (Belgium)	20,753	2,302,120
Associated British Foods PLC (United Kingdom)	31,489	1,364,174
Barrett Business Services, Inc.	4,330	170,992
Bigfoot GmbH (acquired 8/2/13, cost $43,964) (Private) (Brazil) †ΔΔ F	2	27,180
Bloomin’ Brands, Inc. †	11,636	213,404
Blue Nile, Inc. †	5,922	169,073
Boulder Brands, Inc. †	5,048	68,804
Bright Horizons Family Solutions, Inc. †	8,174	343,798
British American Tobacco (BAT) PLC (United Kingdom)	20,112	1,130,473
Calbee, Inc. (Japan)	42,900	1,405,391
Carrefour SA (France)	28,341	873,204
Chaoda Modern Agriculture Holdings, Ltd. (China) † F	72,000	4,636
Chegg, Inc. †	25,333	158,078
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Preference) (Brazil)	17,841	778,046
Colgate-Palmolive Co.	34,300	2,237,046
Core-Mark Holding Co., Inc.	9,128	484,149
Coty, Inc. Class A	26,286	435,033
CVS Health Corp.	192,638	15,332,058
Daesang Corp. (South Korea)	14,804	722,612
Diageo PLC (United Kingdom)	27,409	792,503
Distribuidora Internacional de Alimentacion SA (Spain)	80,247	572,302
Dr. Pepper Snapple Group, Inc.	107,300	6,900,463

Dynamic Asset Allocation Growth Fund     33

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer staples cont.
Estacio Participacoes SA (Brazil)	89,934	$934,704
Fourlis Holdings SA (Greece) †	73,873	392,945
G8 Education, Ltd. (Australia)	63,779	285,301
Genuine Parts Co.	55,200	4,841,592
Geo Group, Inc. (The) R	3,715	141,987
Grand Canyon Education, Inc. †	2,869	116,969
Groupon, Inc. †	17,139	114,489
Heineken Holding NV (Netherlands)	14,024	926,238
Henkel AG & Co. KGaA (Preference) (Germany)	6,577	656,763
ITOCHU Corp. (Japan)	11,500	140,626
ITT Educational Services, Inc. † S	6,865	29,451
Japan Tobacco, Inc. (Japan)	29,900	973,252
Kao Corp. (Japan)	29,300	1,142,847
Kerry Group PLC Class A (Ireland)	9,490	669,192
Kforce, Inc.	18,199	356,154
Koninklijke Ahold NV (Netherlands)	67,706	1,094,880
Korn/Ferry International †	9,839	244,991
Krispy Kreme Doughnuts, Inc. †	13,393	229,824
Kroton Educacional SA (Brazil)	88,396	555,420
L’Oreal SA (France)	5,290	837,798
ManpowerGroup, Inc.	52,200	3,659,220
Mondelez International, Inc. Class A	257,100	8,809,532
MWI Veterinary Supply, Inc. †	2,237	331,971
Nestle SA (Switzerland)	52,425	3,845,358
New Oriental Education & Technology Group, Inc. ADR (China)	11,900	276,080
Nutraceutical International Corp. †	6,445	134,765
On Assignment, Inc. †	14,944	401,246
Papa John’s International, Inc.	9,119	364,669
Philip Morris International, Inc.	144,400	12,042,960
Pinnacle Foods, Inc.	10,331	337,307
Popeyes Louisiana Kitchen, Inc. †	7,225	292,613
Reckitt Benckiser Group PLC (United Kingdom)	9,661	836,207
Rightmove PLC (United Kingdom)	3,943	136,683
SABMiller PLC (United Kingdom)	13,402	744,726
Sao Martinho SA (Brazil)	44,838	719,899
Seven & I Holdings Co., Ltd. (Japan)	3,400	131,999
Shutterfly, Inc. †	2,022	98,552
SpartanNash Co.	8,935	173,786
Suntory Beverage & Food, Ltd. (Japan)	27,100	961,713
TrueBlue, Inc. †	25,231	637,335
Ulker Biskuvi Sanayi AS (Turkey)	77,426	513,826
Unilever NV ADR (Netherlands)	21,290	846,276
Unilever PLC (United Kingdom)	16,516	689,394
United Natural Foods, Inc. †	2,787	171,289
USANA Health Sciences, Inc. †	2,202	162,199
WH Group, Ltd. 144A (Hong Kong) †	205,605	168,936
WM Morrison Supermarkets PLC (United Kingdom)	16,466	44,914
Wolseley PLC (United Kingdom)	4,909	257,905

34     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Consumer staples cont.
Woolworths, Ltd. (Australia)	16,521	$493,917
Zalando SE (acquired 9/30/13, cost $89,683) (Private) (Germany) † ΔΔ F	3,740	91,406
Zalando SE (Germany) †	858	23,299
		91,488,578
Energy (4.6%)
Adaro Energy Tbk PT (Indonesia)	581,700	56,108
AMEC PLC (United Kingdom)	56,594	1,007,456
Baker Hughes, Inc.	67,200	4,372,032
Beijing Jingneng Clean Energy Co., Ltd. (China)	322,000	138,179
BG Group PLC (United Kingdom)	59,964	1,103,022
BP PLC (United Kingdom)	295,683	2,166,667
Cabot Oil & Gas Corp.	67,400	2,203,306
Callon Petroleum Co. †	66,769	588,235
Delek US Holdings, Inc.	18,569	615,005
Dril-Quip, Inc. †	9,400	840,360
EnCana Corp. (Canada)	26,100	554,184
EOG Resources, Inc.	76,400	7,565,128
EP Energy Corp. Class A †	24,157	422,264
Exxon Mobil Corp.	159,135	14,966,647
Ezion Holdings, Ltd. (Singapore)	729,480	1,035,436
FutureFuel Corp.	29,241	347,675
Genel Energy PLC (United Kingdom) †	62,158	840,632
Gulfport Energy Corp. †	3,494	186,580
Halliburton Co.	107,300	6,921,923
Key Energy Services, Inc. †	41,328	200,028
Kodiak Oil & Gas Corp. †	21,750	295,148
Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	499
Lone Pine Resources, Inc. Class A (Canada) † F	12,473	499
Lukoil OAO ADR (Russia)	16,485	837,669
Oceaneering International, Inc.	20,164	1,314,088
Oil & Natural Gas Corp., Ltd. (India)	119,368	789,440
Oil States International, Inc. †	11,900	736,610
Petroleo Brasileiro SA ADR (Preference) (Brazil)	46,738	695,929
Petroleo Brasileiro SA ADR (Brazil)	34,298	486,689
Rosetta Resources, Inc. †	4,062	181,003
Royal Dutch Shell PLC Class A (United Kingdom)	53,258	2,031,374
Royal Dutch Shell PLC Class A (United Kingdom)	30,204	1,152,852
Royal Dutch Shell PLC Class B (United Kingdom)	43,725	1,724,863
Schlumberger, Ltd.	155,537	15,816,558
SPT Energy Group, Inc. (China)	276,000	96,359
Statoil ASA (Norway)	57,913	1,575,689
Stone Energy Corp. †	10,218	320,436
Suncor Energy, Inc. (Canada)	12,300	445,126
Superior Energy Services, Inc.	173,900	5,716,093
Total SA (France)	31,463	2,033,390
Unit Corp. †	4,877	286,036
Vaalco Energy, Inc. †	28,873	245,421

Dynamic Asset Allocation Growth Fund     35

COMMON STOCKS (63.1%)* cont.	Shares	Value
Energy cont.
W&T Offshore, Inc.	9,120	$100,320
Woodside Petroleum, Ltd. (Australia)	22,752	806,731
WPX Energy, Inc. †	123,200	2,964,192
		86,783,881
Financial (0.7%)
Bajaj Finance, Ltd. (India)	9,733	427,447
Bajaj Finserv, Ltd. (India)	30,106	550,683
Credit Acceptance Corp. †	2,106	265,503
CTBC Financial Holding Co., Ltd. (Taiwan)	1,542,013	1,035,147
Eurazeo SA (France)	3,895	280,256
HSBC Holdings PLC (United Kingdom)	291,570	2,967,411
KKR & Co. LP	9,700	216,310
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	184,500	1,044,368
Morgan Stanley	188,600	6,519,902
WageWorks, Inc. †	7,490	341,020
		13,648,047
Health care (8.3%)
AbbVie, Inc.	146,300	8,450,288
ACADIA Pharmaceuticals, Inc. †	7,873	194,935
Accuray, Inc. †	21,477	155,923
Actavis PLC †	1,700	410,176
Actelion, Ltd. (Switzerland)	16,159	1,894,518
Aegerion Pharmaceuticals, Inc. †	9,238	308,364
Aetna, Inc.	86,400	6,998,400
Alere, Inc. †	19,571	758,963
Align Technology, Inc. †	3,697	191,061
Alkermes PLC †	6,569	281,613
AMAG Pharmaceuticals, Inc. †	26,492	845,360
Amedisys, Inc. †	9,851	198,695
AmSurg Corp. †	7,336	367,167
Ariad Pharmaceuticals, Inc. † S	46,511	251,159
Array BioPharma, Inc. †	22,163	79,122
Asaleo Care, Ltd. (Australia) †	128,173	213,919
Astellas Pharma, Inc. (Japan)	66,800	995,562
AstraZeneca PLC (United Kingdom)	35,807	2,565,362
AtriCure, Inc. †	9,592	141,194
Auxilium Pharmaceuticals, Inc. †	7,687	229,457
Bayer AG (Germany)	18,029	2,525,023
Biospecifics Technologies Corp. †	4,133	145,895
Cardinal Health, Inc.	78,500	5,881,220
Cardiome Pharma Corp. (Canada) †	36,303	324,186
Celgene Corp. †	98,536	9,339,242
Centene Corp. †	2,099	173,608
Charles River Laboratories International, Inc. †	21,100	1,260,514
CHC Healthcare Group (Taiwan)	131,000	294,568
Chemed Corp.	7,953	818,364
China Biologic Products, Inc. (China) †	11,375	613,795
China Pioneer Pharma Holdings, Ltd. (China)	1,034,000	815,852
Chugai Pharmaceutical Co., Ltd. (Japan)	52,100	1,505,743
36     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Health care cont.
Coloplast A/S Class B (Denmark)	20,314	$1,699,999
Community Health Systems, Inc. †	10,802	591,842
Computer Programs & Systems, Inc.	1,788	102,792
Conatus Pharmaceuticals, Inc. † S	3,143	19,235
Conmed Corp.	14,800	545,232
Cubist Pharmaceuticals, Inc. †	9,704	643,763
DexCom, Inc. †	4,305	172,157
Eli Lilly & Co.	69,747	4,523,093
Enanta Pharmaceuticals, Inc. †	3,066	121,322
Gilead Sciences, Inc. †	44,300	4,715,735
GlaxoSmithKline PLC (United Kingdom)	81,379	1,862,603
Glenmark Pharmaceuticals, Ltd. (India)	65,921	770,292
Globus Medical, Inc. Class A †	9,485	186,570
Greatbatch, Inc. †	12,159	518,095
Grifols SA ADR (Spain)	11,005	386,606
Health Net, Inc. †	25,393	1,170,871
HealthSouth Corp.	2,469	91,106
Henry Schein, Inc. †	30,600	3,563,982
Hill-Rom Holdings, Inc.	10,572	437,998
Hisamitsu Pharmaceutical Co., Inc. (Japan)	12,700	456,570
Impax Laboratories, Inc. †	13,883	329,166
Inovio Pharmaceuticals, Inc. † S	5,660	55,751
Insulet Corp. †	6,751	248,774
Insys Therapeutics, Inc. †	12,984	503,520
Intuitive Surgical, Inc. †	8,700	4,017,834
Isis Pharmaceuticals, Inc. †	6,464	250,997
Jazz Pharmaceuticals PLC †	12,755	2,047,943
Johnson & Johnson	178,282	19,003,078
Kindred Healthcare, Inc.	13,660	265,004
Mallinckrodt PLC †	3,010	271,352
McKesson Corp.	50,851	9,899,164
Medicines Co. (The) †	8,629	192,599
Merck & Co., Inc.	7,771	460,665
Merrimack Pharmaceuticals, Inc. † S	22,738	199,640
Mettler-Toledo International, Inc. †	5,200	1,331,876
Myriad Genetics, Inc. † S	24,700	952,679
Nektar Therapeutics †	15,260	184,188
Novartis AG (Switzerland)	20,774	1,956,456
Novo Nordisk A/S Class B (Denmark)	28,334	1,350,069
NPS Pharmaceuticals, Inc. †	7,572	196,872
Omega Healthcare Investors, Inc. R	5,838	199,601
OraSure Technologies, Inc. †	76,816	554,612
Pfizer, Inc.	455,581	13,471,530
Prestige Brands Holdings, Inc. †	11,208	362,803
Providence Service Corp. (The) †	11,994	580,270
Puma Biotechnology, Inc. †	920	219,484
Receptos, Inc. †	2,916	181,113
Repligen Corp. †	10,426	207,582

Dynamic Asset Allocation Growth Fund     37

COMMON STOCKS (63.1%)* cont.	Shares	Value
Health care cont.
Retrophin, Inc. † S	9,090	$81,992
Roche Holding AG-Genusschein (Switzerland)	8,624	2,553,584
Sanofi (France)	29,528	3,331,207
Shire PLC (United Kingdom)	14,771	1,276,654
Spectranetics Corp. (The) †	7,589	201,640
STAAR Surgical Co. †	27,128	288,371
Steris Corp.	4,769	257,335
Sucampo Pharmaceuticals, Inc. Class A †	15,044	97,786
Sunesis Pharmaceuticals, Inc. †	7,382	52,707
Suzuken Co., Ltd. (Japan)	10,200	294,093
Takeda Pharmaceutical Co., Ltd. (Japan)	7,300	317,528
TESARO, Inc. †	4,255	114,545
Threshold Pharmaceuticals, Inc. †	24,720	89,239
Trevena, Inc. †	12,332	79,171
Trinity Biotech PLC ADR (Ireland)	8,366	152,847
Triple-S Management Corp. Class B (Puerto Rico) †	5,672	112,873
UCB SA (Belgium)	2,581	234,264
United Therapeutics Corp. †	37,100	4,772,915
Valeant Pharmaceuticals International, Inc. †	1,300	170,560
WellPoint, Inc.	68,700	8,217,894
West Pharmaceutical Services, Inc.	10,646	476,515
WuXi PharmaTech Cayman, Inc. ADR (China) †	24,838	869,827
		155,347,280
Insurance (2.4%)
ACE, Ltd.	3,496	366,626
Admiral Group PLC (United Kingdom)	8,198	169,953
Ageas (Belgium)	27,435	910,855
AIA Group, Ltd. (Hong Kong)	426,800	2,202,702
Alleghany Corp. †	7,600	3,177,940
Allianz SE (Germany)	10,204	1,653,101
Allied World Assurance Co. Holdings AG	16,734	616,481
American Equity Investment Life Holding Co.	20,215	462,519
American International Group, Inc.	8,200	442,964
Amtrust Financial Services, Inc.	10,916	434,675
Aon PLC	99,542	8,726,847
Assicurazioni Generali SpA (Italy)	60,285	1,265,295
AXA SA (France)	48,961	1,205,764
Berkshire Hathaway, Inc. Class B †	7,168	990,188
Cathay Financial Holding Co., Ltd. (Taiwan)	560,478	910,635
Challenger, Ltd. (Australia)	142,561	889,312
China Life Insurance Co., Ltd. Class H (China)	254,000	705,086
China Pacific Insurance (Group) Co., Ltd. (China)	143,000	501,577
Chubb Corp. (The)	73,100	6,657,948
CNO Financial Group, Inc.	21,659	367,337
CNP Assurances (France)	55,797	1,050,495
Genworth Financial, Inc. Class A †	66,435	870,299
Insurance Australia Group, Ltd. (Australia)	229,718	1,231,675
Intact Financial Corp. (Canada)	2,700	174,809

38     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Insurance cont.
Legal & General Group PLC (United Kingdom)	262,070	$972,290
Liberty Holdings, Ltd. (South Africa)	55,523	605,816
Maiden Holdings, Ltd. (Bermuda)	18,526	205,268
Meritz Fire & Marine Insurance Co., Ltd. (South Korea)	34,067	422,037
Muenchener Rueckversicherungs AG (Germany)	3,446	682,081
PartnerRe, Ltd.	29,500	3,241,755
ProAssurance Corp.	6,955	306,507
Prudential PLC (United Kingdom)	85,121	1,890,605
SCOR SE (France)	6,078	189,619
St James’s Place PLC (United Kingdom)	22,251	261,644
Stewart Information Services Corp.	8,908	261,450
Symetra Financial Corp.	18,582	433,518
United Insurance Holdings Corp.	18,147	272,205
		45,729,878
Investment banking/Brokerage (1.0%)
Altisource Portfolio Solutions SA † S	3,398	342,518
Deutsche Bank AG (Germany)	23,345	818,843
Goldman Sachs Group, Inc. (The)	83,721	15,368,664
Investor AB Class B (Sweden)	26,569	934,679
Noah Holdings, Ltd. ADR (China) †	35,222	472,679
UBS AG (Switzerland)	78,838	1,367,848
WisdomTree Investments, Inc. †	31,723	361,008
		19,666,239
Real estate (2.6%)
AG Mortgage Investment Trust, Inc. R	5,092	90,638
Agree Realty Corp. R	8,609	235,714
Arlington Asset Investment Corp. Class A	5,858	148,852
ARMOUR Residential REIT, Inc. R	27,307	105,132
Ashford Hospitality Prime, Inc. R	6,437	98,036
Ashford Hospitality Trust, Inc. R	32,184	328,920
AvalonBay Communities, Inc. R	47,005	6,626,295
Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	10,704,700	512,760
Bellway PLC (United Kingdom)	11,057	279,424
CBL & Associates Properties, Inc. R	11,539	206,548
CBRE Group, Inc. Class A †	157,200	4,675,128
Chailease Holding Co., Ltd. (Taiwan)	390,800	948,221
CSI Properties, Ltd. (Hong Kong)	3,710,000	155,251
CYS Investments, Inc. R	16,544	136,323
Dexus Property Group (Australia) R	824,023	801,403
Education Realty Trust, Inc. R	47,410	487,375
Emaar Malls Group PJSC (United Arab Emirates) †	431,011	340,307
Emaar Properties PJSC (United Arab Emirates) †	198,979	623,539
EPR Properties R	4,797	243,112
Essex Property Trust, Inc. R	35,600	6,363,500
Federal Realty Investment Trust R	14,000	1,658,440
First Industrial Realty Trust R	10,326	174,613
GPT Group (Australia) R	255,025	862,251
Hammerson PLC (United Kingdom) R	65,160	605,747
HFF, Inc. Class A	21,726	628,968

Dynamic Asset Allocation Growth Fund     39

COMMON STOCKS (63.1%)* cont.	Shares	Value
Real estate cont.
Hibernia REIT PLC (Ireland) † R	334,965	$486,638
Hongkong Land Holdings, Ltd. (Hong Kong)	23,000	156,102
Invesco Mortgage Capital, Inc. R	8,366	131,514
Investors Real Estate Trust R	23,280	179,256
iStar Financial, Inc. † R	19,780	267,030
Kilroy Realty Corp. R	13,600	808,384
Lexington Realty Trust R	46,132	451,632
LTC Properties, Inc. R	12,178	449,246
MFA Financial, Inc. R	27,453	213,584
Mitsubishi Estate Co., Ltd. (Japan)	12,000	270,340
Mitsui Fudosan Co., Ltd. (Japan)	8,000	245,324
MRV Engenharia e Participacoes SA (Brazil)	120,762	405,048
National Health Investors, Inc. R	6,803	388,723
One Liberty Properties, Inc. R	11,272	228,033
Persimmon PLC (United Kingdom)	7,648	164,380
PS Business Parks, Inc. R	6,643	505,798
Public Storage R	38,695	6,417,179
Ramco-Gershenson Properties Trust R	13,505	219,456
Rayonier, Inc. R	22,200	691,308
Regus PLC (United Kingdom)	154,117	423,345
Scentre Group (Australia) † R	76,716	219,687
Select Income REIT R	8,524	205,002
Shopping Centres Australasia Property Group (Australia) R	109,837	161,358
Sovran Self Storage, Inc. R	2,153	160,097
Starwood Property Trust, Inc. R	6,487	142,455
Starwood Waypoint Residential Trust † R	1,297	33,735
Sumitomo Warehouse Co., Ltd. (The) (Japan)	44,000	232,481
Summit Hotel Properties, Inc. R	29,443	317,396
Sun Hung Kai Properties, Ltd. (Hong Kong)	7,000	99,042
Surya Semesta Internusa Tbk PT (Indonesia)	14,667,400	891,039
Tokyo Tatemono Co., Ltd. (Japan)	146,000	1,182,274
Two Harbors Investment Corp. R	296,100	2,863,287
Universal Health Realty Income Trust R	2,851	118,830
Westfield Group (Australia)	61,570	400,451
Wheelock and Co., Ltd. (Hong Kong)	231,000	1,100,409
		48,566,360
Technology (9.6%)
Activision Blizzard, Inc.	223,000	4,636,170
Acxiom Corp. †	12,649	209,341
Advanced Energy Industries, Inc. †	7,788	146,337
Advanced Semiconductor Engineering, Inc. (Taiwan)	933,000	1,089,068
Alcatel-Lucent (France) †	124,855	385,589
Amber Road, Inc. †	3,903	67,678
Amdocs, Ltd.	68,500	3,142,780
Anixter International, Inc.	4,913	416,819
AOL, Inc. †	5,209	234,145
Apple, Inc.	217,768	21,940,126
ASML Holding NV (Netherlands)	12,090	1,199,948

40     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Technology cont.
Aspen Technology, Inc. †	8,956	$337,820
AVG Technologies NV (Netherlands) †	8,996	149,154
Baidu, Inc. ADR (China) †	3,178	693,535
Bottomline Technologies, Inc. †	3,393	93,613
Broadcom Corp. Class A	215,474	8,709,459
Brother Industries, Ltd. (Japan)	57,200	1,059,381
CACI International, Inc. Class A †	6,716	478,649
Casetek Holdings, Ltd. (Taiwan)	114,000	694,985
Cavium, Inc. †	2,726	135,564
Ceva, Inc. †	13,216	177,623
Cirrus Logic, Inc. †	7,654	159,586
Commvault Systems, Inc. †	2,196	110,678
Computer Sciences Corp.	100,400	6,139,460
Cornerstone OnDemand, Inc. †	6,318	217,402
CSG Systems International, Inc.	3,977	104,516
Dun & Bradstreet Corp. (The)	26,500	3,112,955
eBay, Inc. †	104,100	5,895,183
Electronic Arts, Inc. †	12,300	438,003
EnerSys	11,641	682,628
Engility Holdings, Inc. †	7,590	236,580
Entegris, Inc. †	25,863	297,425
Extreme Networks, Inc. †	39,186	187,701
F5 Networks, Inc. †	46,600	5,533,284
Facebook, Inc. Class A †	92,700	7,327,008
Fairchild Semiconductor International, Inc. † S	9,858	153,095
FANUC Corp. (Japan)	8,900	1,607,205
FEI Co.	3,098	233,651
Freescale Semiconductor, Ltd. †	12,451	243,168
Fujitsu, Ltd. (Japan)	124,000	763,941
GenMark Diagnostics, Inc. † S	21,703	194,676
Gentex Corp.	50,100	1,341,177
Google, Inc. Class A †	3,536	2,080,618
Google, Inc. Class C †	292	168,589
GT Advanced Technologies, Inc. † S	19,851	214,986
HCL Technologies, Ltd. (India)	37,084	1,028,627
Hollysys Automation Technologies, Ltd. (China) †	39,904	897,441
Hoya Corp. (Japan)	45,000	1,512,437
inContact, Inc. †	14,062	122,269
InnerWorkings, Inc. †	40,012	323,697
Inotera Memories, Inc. (Taiwan) †	507,000	748,114
Integrated Silicon Solutions, Inc.	32,099	441,040
IntraLinks Holdings, Inc. †	27,127	219,729
InvenSense, Inc. † S	7,292	143,871
Konica Minolta Holdings, Inc. (Japan)	43,000	465,876
L-3 Communications Holdings, Inc.	62,109	7,386,002
Leidos Holdings, Inc.	52,900	1,816,057
Lexmark International, Inc. Class A	5,444	231,370
LivePerson, Inc. †	9,117	114,783

Dynamic Asset Allocation Growth Fund     41

COMMON STOCKS (63.1%)* cont.	Shares	Value
Technology cont.
Manhattan Associates, Inc. †	18,362	$613,658
Marvell Technology Group, Ltd.	252,100	3,398,308
MeetMe, Inc. † S	61,028	120,225
Mellanox Technologies, Ltd. (Israel) †	3,909	175,397
Mentor Graphics Corp.	29,949	613,805
Microsemi Corp. †	6,294	159,931
Microsoft Corp.	43,809	2,030,985
MTS Systems Corp.	2,449	167,169
Naver Corp. (South Korea)	637	483,064
NetApp, Inc.	177,200	7,612,512
Netscout Systems, Inc. †	6,529	299,028
NIC, Inc.	16,623	286,248
Nimble Storage, Inc. †	6,493	168,623
NTT Data Corp. (Japan)	12,200	437,771
Oracle Corp.	390,768	14,958,599
Pegatron Corp. (Taiwan)	293,000	537,693
Perficient, Inc. †	13,717	205,618
Photronics, Inc. †	25,491	205,203
Plantronics, Inc.	2,164	103,396
Power Integrations, Inc.	4,252	229,225
Powertech Technology, Inc. (Taiwan)	342,000	618,011
Proofpoint, Inc. †	4,258	158,142
PTC, Inc. †	8,122	299,702
Qihoo 360 Technology Co., Ltd. ADR (China) †	1,600	107,952
Quantum Corp. †	130,465	151,339
RF Micro Devices, Inc. †	58,109	670,578
Rockwell Automation, Inc.	27,800	3,054,664
Rovi Corp. †	13,505	266,656
Safeguard Scientifics, Inc. †	8,782	161,589
Samsung Electronics Co., Ltd. (South Korea)	3,242	3,629,391
SanDisk Corp.	19,300	1,890,435
SAP AG (Germany)	6,380	460,065
Sartorius AG (Preference) (Germany)	1,533	172,802
Semtech Corp. †	6,600	179,190
Silergy Corp. (Taiwan)	16,777	132,063
Silicon Image, Inc. †	41,452	208,918
SK Hynix, Inc. (South Korea) †	42,901	1,898,842
Skyworth Digital Holdings, Ltd. (China)	724,000	375,840
SoftBank Corp. (Japan)	22,400	1,572,408
SolarWinds, Inc. †	11,977	503,633
Sparton Corp. †	9,272	228,555
SS&C Technologies Holdings, Inc. †	5,573	244,599
Symantec Corp.	235,668	5,540,555
Synaptics, Inc. †	9,322	682,370
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	367,350	1,462,309
Tech Data Corp. †	3,603	212,073
Tencent Holdings, Ltd. (China)	123,900	1,844,386
Toshiba Corp. (Japan)	125,000	579,712

42     Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value
Technology cont.
Tyler Technologies, Inc. †	4,420	$390,728
Ultimate Software Group, Inc. †	3,103	439,106
Ultra Clean Holdings, Inc. †	39,676	355,100
Unisys Corp. †	10,796	252,734
United Internet AG (Germany)	18,967	806,560
VeriFone Systems, Inc. †	8,123	279,269
Verint Systems, Inc. †	5,500	305,855
VeriSign, Inc. † S	104,600	5,765,552
Western Digital Corp.	90,748	8,831,595
Xilinx, Inc.	59,300	2,511,355
XO Group, Inc. †	9,513	106,641
Yandex NV Class A (Russia) †	24,171	671,833
Yelp, Inc. †	2,566	175,130
Zynga, Inc. Class A †	30,123	81,332
		179,978,639
Transportation (1.1%)
Aegean Marine Petroleum Network, Inc. (Greece)	40,847	374,567
Alaska Air Group, Inc.	113,400	4,937,436
ANA Holdings, Inc. (Japan)	530,000	1,233,425
ComfortDelgro Corp., Ltd. (Singapore)	443,000	832,168
Delta Air Lines, Inc.	13,377	483,579
Deutsche Post AG (Germany)	51,403	1,643,877
Diana Shipping, Inc. (Greece) †	18,190	162,619
Hawaiian Holdings, Inc. †	28,153	378,658
Japan Airlines Co., Ltd. (Japan) UR	6,600	180,626
Matson, Inc.	3,988	99,820
Quality Distribution, Inc. †	55,034	703,335
Republic Airways Holdings, Inc. †	22,010	244,531
SkyWest, Inc.	14,579	113,425
Southwest Airlines Co.	205,300	6,932,981
Spirit Airlines, Inc. †	7,380	510,253
StealthGas, Inc. (Greece) †	68,413	623,242
Swift Transportation Co. †	37,215	780,771
Universal Truckload Services, Inc.	1,248	30,264
XPO Logistics, Inc. †	10,997	414,257
		20,679,834
Utilities and power (2.4%)
Centrica PLC (United Kingdom)	247,016	1,228,352
China Power New Energy Development Co., Ltd. (China) †	10,020,000	635,858
China Resources Gas Group, Ltd. (China)	114,000	307,918
China Resources Power Holdings Co., Ltd. (China)	394,000	1,063,950
China Water Affairs Group, Ltd. (China)	2,360,000	1,047,356
China WindPower Group, Ltd. (China) †	10,650,000	846,023
CMS Energy Corp.	107,373	3,184,683
Edison International	90,500	5,060,760
Enel SpA (Italy)	211,683	1,116,879
ENI SpA (Italy)	49,234	1,168,826
Entergy Corp.	147,924	11,438,963
Kinder Morgan, Inc.	21,700	831,978

Dynamic Asset Allocation Growth Fund     43

COMMON STOCKS (63.1%)* cont.	Shares	Value
Utilities and power cont.
Korea Electric Power Corp. (South Korea)	13,740	$623,060
Origin Energy, Ltd. (Australia)	29,714	388,105
PG&E Corp.	25,490	1,148,070
Power Grid Corp. of India, Ltd. (India)	212,457	465,199
PPL Corp.	173,200	5,687,888
Red Electrica Corporacion SA (Spain)	20,287	1,750,625
Tenaga Nasional Bhd (Malaysia)	148,800	561,322
Tokyo Gas Co., Ltd. (Japan)	316,000	1,777,450
UGI Corp.	96,750	3,298,208
United Utilities Group PLC (United Kingdom)	72,956	951,135
Veolia Environnement SA (France)	22,936	402,558
		44,985,166
Total common stocks (cost $1,008,811,292)		$1,182,617,459

CORPORATE BONDS AND NOTES (11.6%)*	Principal amount	Value
Basic materials (0.5%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	$54,000	$56,516
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	35,000	37,064
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	50,000	50,065
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	43,123
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	617,000	752,740
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	62,000	63,860
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	871,000	975,968
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	199,000	208,950
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	94,000	91,533
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	255,000	271,575
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	88,000	92,277
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	60,000	63,213
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	57,000	68,764
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	140,000	133,700
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	98,000	99,470
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	195,000	191,095
E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	265,000	278,949
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	53,000	52,603
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	115,000	116,581
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)	206,000	212,953
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	235,000	243,813

44     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	$115,000	$132,538
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	62,000	62,310
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020	45,000	42,863
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	115,000	117,156
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	85,000	90,525
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	165,000	175,725
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	146,000	157,680
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020	59,000	62,245
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	174,000	171,390
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	227,000	253,673
JMC Steel Group, Inc. 144A sr. unsecured notes 8 1/4s, 2018	55,000	55,550
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	174,000	185,310
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	135,000	170,413
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	19,000	19,291
Momentive Performance Materials, Inc. company guaranty sr. notes 8 7/8s, 2020	10,000	8,975
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	14,000	15,505
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	6,000	6,615
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	95,000	101,175
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	90,000	90,900
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	225,000	240,469
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	145,000	153,438
PQ Corp. 144A sr. notes 8 3/4s, 2018	185,000	196,331
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	885,000	889,759
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub. notes 3 1/2s, 2020 (Australia)	10,000	10,359
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	210,000	225,052
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	140,000	147,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	193,000	203,615
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	137,000	146,076
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	145,000	141,738
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	60,000	68,400
Steel Dynamics, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	14,000	14,700

Dynamic Asset Allocation Growth Fund     45

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	$28,000	$29,575
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	34,000	35,913
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	17,000	17,128
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	50,000	50,250
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	30,000	30,450
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	120,000	132,150
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	70,000	73,850
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	28,000	28,630
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	238,000	230,265
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	355,000	470,553
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	165,000	169,125
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	125,000	127,031
		9,856,508
Capital goods (0.4%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	431,000	449,318
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	294,000	330,750
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	120,000	116,400
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	75,000	71,813
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	76,000	73,150
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	199,000	220,393
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	105,000	117,084
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	90,000	90,113
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	125,000	136,250
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	305,000	337,406
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	885,000	999,737
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	300,000	283,500
Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	235,000	228,151
Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	25,000	6,250
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	260,000	247,000
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.6s, 2042	150,000	135,323

46     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Capital goods cont.
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2 1/4s, 2022	$100,000	$94,508
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	665,000	919,762
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	85,000	87,550
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	80,000	74,800
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	90,000	90,450
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	148,000	156,880
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	65,000	71,297
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	207,000	210,623
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	400,000	430,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	100,000	105,750
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	140,000	147,700
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	39,000	40,853
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	227,000	236,080
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	39,000	41,633
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	28,000	27,160
TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024	39,000	38,854
United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	130,000	136,029
Waste Management, Inc. company guaranty sr. unsec. notes 7 3/4s, 2032	170,000	242,341
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	80,000	80,000
		7,075,408
Communication services (1.2%)
Adelphia Communications Corp. escrow bonds zero %, 2015	200,000	1,750
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	140,000	163,019
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	200,000	204,488
American Tower Corp. sr. unsec. notes 7s, 2017 R	210,000	239,063
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	885,000	892,281
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	367,000	407,829
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	56,000	61,600
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	104,000	112,710
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	129,000	134,483
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	76,000	74,290

Dynamic Asset Allocation Growth Fund     47

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	$146,000	$140,160
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	104,000	109,980
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	115,000	120,750
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	165,000	171,394
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	154,000	165,165
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	34,000	35,071
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	890,000	996,686
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	393,000	526,569
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	35,000	45,531
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	297,000	294,401
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	81,000	78,570
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	188,000	200,220
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	123,000	118,080
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)	195,000	283,526
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	125,000	127,350
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	273,000	308,490
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	269,000	289,175
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025	20,000	19,750
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	20,000	19,800
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	42,000	43,575
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	202,000	214,625
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	149,000	162,410
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	73,000	73,730
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	146,000	155,855
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	283,000	295,028
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	703,000	716,181
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	90,000	124,164
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	130,000	128,050
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	129,000	139,643
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	31,000	33,015

48     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	$147,000	$154,901
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	161,000	165,830
Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes 7 1/4s, 2022	125,000	131,250
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	95,000	63,413
Numericable Group SA 144A sr. notes 6s, 2022 (France)	400,000	403,000
Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	132,000	139,313
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)	112,000	111,160
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	670,000	768,081
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	99,137
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	225,000	323,378
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	115,000	110,400
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	48,000	48,840
SES SA 144A company guaranty sr. unsec. notes 3.6s, 2023 (France)	222,000	223,412
Sprint Capital Corp. company guaranty 6 7/8s, 2028	675,000	644,625
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017	157,000	175,448
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	87,000	90,915
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	339,000	391,545
Sprint Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2023	308,000	326,480
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021	504,000	524,790
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	25,000	25,625
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	62,000	63,550
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	202,000	206,040
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	59,000	61,286
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	90,000	89,775
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	174,000	175,740
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	280,000	280,700
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	60,000	59,925
TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	205,000	269,367
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	490,000
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	327,000	341,417

Dynamic Asset Allocation Growth Fund     49

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Communication services cont.
Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)	$120,000	$150,421
Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	19,000	25,838
Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039	105,000	134,896
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2033	688,000	1,016,265
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	857,000	1,038,142
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	237,000	275,640
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	672,000	817,529
Verizon Communications, Inc. 144A sr. unsec. notes 2 5/8s, 2020	618,000	610,247
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)	182,000	180,180
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	1,532,000	1,510,120
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	130,000	119,600
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	269,000	290,520
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	269,000	298,590
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	112,000	119,280
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	76,000	73,340
		22,048,408
Consumer cyclicals (1.6%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	240,000	342,941
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 6.2s, 2034	15,000	18,214
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	165,000	160,050
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	871,000	861,807
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	104,000	114,530
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	101,000	101,758
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	62,000	70,749
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	241,000	263,895
Beazer Homes USA, Inc. company guaranty sr. unsec. notes 8 1/8s, 2016	26,000	27,690
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	460,000	450,413
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	213,000	213,266
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	48,000	42,960

50     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	$185,000	$191,938
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	87,000	89,010
Building Materials Corp. of America 144A company guaranty sr. notes 7 1/2s, 2020	168,000	175,140
Building Materials Corp. of America 144A company guaranty sr. notes 7s, 2020	66,000	68,640
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	73,000	76,468
Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 9s, 2020	131,000	100,215
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	975,000	1,321,193
CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	226,871
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025 ##	95,000	95,475
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	185,000	185,463
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	123,000	129,765
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	118,000	116,230
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	42,000	40,740
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	120,000	120,150
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	34,000	33,405
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	70,000	66,675
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	25,000	26,750
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	168,000	174,720
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	560,000	572,600
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	132,000	135,300
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	179,000	184,818
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	56,000	56,980
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	185,000	194,250
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	400,000	357,318
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	156,000	170,820
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	395,000	444,771
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	259,000	269,684
Dynamic Asset Allocation Growth Fund     51

CORPORATE BONDS AND NOTES (11.6%)* cont.		Principal amount	Value
Consumer cyclicals cont.
FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		$42,000	$41,055
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)		84,000	87,360
Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		146,000	184,438
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047		465,000	729,381
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031		132,000	174,283
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		210,000	286,532
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		480,000	599,824
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		81,000	81,810
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2019		109,000	110,090
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		150,000	145,125
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)		207,000	208,097
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018		463,000	465,315
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016		318,000	320,385
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		115,000	112,413
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		179,000	182,525
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		281,000	285,215
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		196,000	200,410
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	227,000	213,023
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$86,000	63,425
Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s, 2025 (Mexico)		460,000	555,119
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	181,291
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		89,000	101,364
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		186,000	204,479
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		188,000	194,110
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		50,000	48,651
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		210,000	213,150
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		338,000	336,310
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		349,000	351,618
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		90,000	91,125
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		112,000	119,000
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		143,000	149,078

52     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	$95,000	$88,350
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	265,000	251,750
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064	250,000	243,919
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	188,000	206,330
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	73,000	76,103
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	115,000	118,450
Lamar Media Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	85,000	85,213
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	174,000	183,570
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	206,000	199,305
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	80,000	79,300
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	380,000	397,575
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	275,000	347,496
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	220,000	230,254
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	178,000	163,525
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028	15,000	18,878
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	695,000	713,535
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	210,000	224,700
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	260,000	259,350
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	225,000	239,625
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	250,000	250,000
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	145,000	163,502
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	235,000	247,338
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	466,616	509,195
Navistar International Corp. sr. notes 8 1/4s, 2021	252,000	255,780
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	355,000	373,638
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8s, 2021	120,000	124,800
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	180,000	179,100
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	110,000	112,750
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	275,000	275,688

Dynamic Asset Allocation Growth Fund     53

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	$280,000	$294,700
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	190,000	204,250
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	55,000	56,109
Owens Corning company guaranty sr. unsec. notes 9s, 2019	79,000	96,486
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	227,000	209,408
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	172,000	174,580
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	101,000	105,545
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	199,000	222,880
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	101,000	113,625
QVC, Inc. company guaranty sr. notes 4.85s, 2024	200,000	204,851
QVC, Inc. 144A sr. bonds 4.45s, 2025	110,000	108,133
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	143,000	140,855
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	31,000	31,078
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	141,000	150,165
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	207,000	223,560
Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	200,000	215,500
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	92,000	99,130
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	50,000	48,125
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	50,000	41,750
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	118,000	120,655
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	45,000	44,325
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	32,000	32,560
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	40,000	38,500
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	137,000	138,713
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	277,000	279,770
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	39,000	40,658
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	277,000	268,690
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	6,000	6,285
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	11,000	11,468
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	120,000	125,100
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	151,000	153,831

54     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	$70,000	$66,850
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	49,938
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	67,000	64,488
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	101,000	98,475
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	171,000	182,970
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	220,000	219,680
Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	30,000	30,595
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	90,000	96,975
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	885,000	879,456
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	136,268	136,268
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	42,000	42,735
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	85,000	85,850
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	277,000	292,928
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	540,000	716,167
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	80,000	80,962
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	30,000	31,156
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	885,000	875,357
		29,900,817
Consumer staples (0.7%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	138,000	140,698
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	34,000	43,799
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	5,000	6,509
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	255,000	244,248
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	885,000	868,994
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	115,000	174,386
Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020	315,000	355,379
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	300,000	318,000
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	56,000	61,740
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	154,000	152,845

Dynamic Asset Allocation Growth Fund     55

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer staples cont.
BC ULC/New Red Finance, Inc. 144A sr. notes 6s, 2022 (Canada)	$335,000	$333,325
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	172,000	176,730
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019	13,000	16,144
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub. notes 4.1s, 2016	122,000	127,236
Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	185,000	178,535
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	110,000	102,850
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	409,000	464,215
Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	548,000	613,929
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	42,000	41,160
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	175,000	191,625
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	129,000	140,610
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	168,000	162,540
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	34,000	33,320
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	885,000	888,207
CVS Pass-Through Trust sr. notes 6.036s, 2028	11,743	13,501
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	171,924	182,400
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	52,000	54,734
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	416,000	418,083
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	294,000	260,925
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	308,000	406,800
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	320,000	320,580
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s, 2024 (Mexico)	235,000	230,704
Hertz Corp. (The) company guaranty sr. unsec. notes 6 1/4s, 2022	90,000	91,125
Hertz Corp. (The) company guaranty sr. unsec. notes 5 7/8s, 2020	33,000	33,495
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	280,000	278,250
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	59,000	62,835
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	65,000	68,250
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	55,000	57,750
Kerry Group Financial Services 144A company guaranty sr. unsec. notes 3.2s, 2023 (Ireland)	487,000	469,079
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	180,000	222,266
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	49,000	50,470

56     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Consumer staples cont.
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	$378,000	$399,735
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	71,443
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	211,138
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	135,000	135,717
PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	227,220
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	879,000	876,445
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	126,000	119,385
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	196,000	192,080
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	146,000	159,140
Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	56,000	59,920
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	250,000	260,159
Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	24,000	24,300
Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	25,000	25,000
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	132,000	135,855
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	188,000	194,541
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	95,000	102,789
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	165,000	178,613
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	129,000	130,613
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	168,000	172,620
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	135,000	141,075
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	190,000	191,900
		13,067,959
Energy (1.4%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	70,000	73,850
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	56,000	59,640
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	289,000	296,225
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	190,000	111,625
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	18,000	19,644
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	225,000	274,189
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	123,000	119,618
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	126,000	125,370
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	15,000	15,926
Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	124,000	124,260

Dynamic Asset Allocation Growth Fund     57

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Energy cont.
Athlon Holdings LP/Athlon Finance Corp. company guaranty sr. unsec. notes 7 3/8s, 2021	$179,000	$194,663
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	96,000	102,960
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	134,000	128,640
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	104,000	101,400
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)	430,000	445,315
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	885,000	894,460
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	109,000	113,905
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024 ##	125,000	128,438
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020 ##	260,000	263,900
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,185,000	1,310,162
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	160,000	171,200
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	42,000	44,730
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	90,000	90,450
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	179,000	183,923
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	871,000	862,654
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	193,000	205,063
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	179,000	185,265
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	76,000	78,280
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	105,000	80,063
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	885,000	872,768
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	251,000	262,295
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	109,000	107,365
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	34,000	35,785
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	221,000	218,790
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	30,000	29,572
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	104,000	99,320

58     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Energy cont.
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	$182,000	$176,995
Forum Energy Technologies, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	157,000	161,318
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	128,000	125,760
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	109,000	111,998
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	290,000	302,325
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	85,000	88,613
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	45,000	45,788
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	392,000	386,120
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	80,000	106,794
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	132,000	139,920
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	42,000	40,845
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	65,000	62,563
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	60,000	83,092
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	210,000	202,125
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	263,000	282,068
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	238,000	239,190
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	286,000	283,140
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	95,000	92,625
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	336,000	328,020
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	100,000	5
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)	175,000	179,375
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)	110,000	110,963
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	275,000	217,250
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	224,438
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	245,000	252,880
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	75,000	79,313

Dynamic Asset Allocation Growth Fund     59

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Energy cont.
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	$215,000	$226,825
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	245,000	227,850
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	180,000	158,625
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	80,000	67,600
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	285,000	240,825
Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016	83,000	87,980
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	189,500
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	188,000	141,705
Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,732,000	1,699,958
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	515,000	267,800
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	250,000	282,700
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	250,000	261,866
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	885,000	919,519
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	552,000	611,340
Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020	81,000	85,253
Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022	36,000	36,810
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2022	85,000	84,150
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	179,000	175,868
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	112,000	109,200
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	700,000	742,070
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	67,000	69,010
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	361,000	327,608
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	140,000	151,242
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022	80,000	78,600
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	286,000	300,300
Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)	270,000	275,537
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	950,000	1,043,882
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	67,000	69,513

60     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Energy cont.
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	$73,000	$77,198
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	28,000	29,400
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	110,000	123,206
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	42,000	42,000
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	871,000	877,209
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	75,000	73,219
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	160,000	161,200
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	685,000	1,056,403
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	322,000	340,515
Williams Cos., Inc. (The) notes 8 3/4s, 2032	135,000	171,314
Williams Cos., Inc. (The) notes 7 3/4s, 2031	11,000	13,241
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	36,137
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	400,000	395,709
Williams Partners LP sr. unsec. notes 5.4s, 2044	128,000	134,703
Williams Partners LP sr. unsec. notes 4.3s, 2024	127,000	129,684
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	59,000	60,829
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	255,000	265,200
		25,675,539
Financials (3.6%)
Abbey National Treasury Services PLC of Stamford, CT company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	950,000	949,798
Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	626,490
Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	292,848
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	146,000	156,585
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015	112,000	114,240
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	177,000	220,808
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	101,000	117,665
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	269,000	310,023
Ally Financial, Inc. unsec. sub. notes 8s, 2018	109,000	123,715
American Express Co. sr. unsec. notes 7s, 2018	617,000	718,358
American Express Co. sr. unsec. notes 6.15s, 2017	375,000	422,204
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	412,000	555,170
American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	437,000	491,401
ARC Properties Operating Partnership LP/Clark Acquisition, LLC 144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	410,000	417,385
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	245,111
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	425,000	446,675

Dynamic Asset Allocation Growth Fund     61

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	$305,000	$327,875
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	185,000	185,469
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	565,000	562,559
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	967,000	962,795
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	871,000	896,817
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 1.969s, 2017	270,000	274,120
Bank of New York Mellon Corp. (The) 144A sr. unsec. notes Ser. MTN, 2 1/2s, 2016	20,000	20,482
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	885,000	874,579
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	895,000	890,219
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	280,000	380,750
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,486,000	1,419,130
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	570,000	580,688
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	640,000	641,315
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	90,000	89,471
BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)	1,056,000	1,053,998
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	110,000	112,145
BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s, perpetual maturity (France)	411,000	415,110
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	450,000	478,670
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	325,000	334,869
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	206,967
CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	59,000	62,033
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	745,000	799,904
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	75,000	74,531
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	137,000	135,616
CIT Group, Inc. sr. unsec. notes 5s, 2023	87,000	86,130
CIT Group, Inc. sr. unsec. notes 5s, 2022	342,000	342,855
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	118,000	121,835
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	109,000	112,270
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	62,000	60,915
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	213,000	228,443
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	146,000	152,753
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	23,000	22,368
Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	11,000	13,750

62     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	$983,000	$1,047,359
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	815,000	940,918
Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	1,210,000	1,204,848
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	104,000	78,520
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	792,000	830,606
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	143,000	145,503
Credit Agricole SA 144A jr. unsec. sub. FRN notes 7 7/8s, perpetual maturity (France)	340,000	343,400
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	490,000	515,088
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	150,000	186,391
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	967,000	1,082,141
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	175,000	169,750
Dresdner Funding Trust I 144A bonds 8.151s, 2031	100,000	118,000
Duke Realty LP company guaranty sr. unsec. notes 6 3/4s, 2020 R	110,000	129,820
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	16,000	16,700
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	269,000	282,450
EPR Properties unsec. notes 5 1/4s, 2023 R	380,000	399,118
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	385,000	376,338
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	156,000	147,030
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	230,000	240,734
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	750,000	988,828
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	1,315,000	1,440,110
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	793,000	697,840
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	325,000	389,607
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	399,709
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	494,000	499,128
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	145,247
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5 1/8s, 2022	100,000	111,605
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	250,000	277,500
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	195,000	189,733
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	179,000	183,251
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	110,000	108,663

Dynamic Asset Allocation Growth Fund     63

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	$740,000	$1,113,700
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	200,000	205,750
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	448,000	525,181
HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes 7.808s, 2026	180,000	182,285
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	30,000	29,325
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	322,000	330,855
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	174,000	174,000
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,960,000	2,158,969
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	45,000	48,375
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	146,000	151,110
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	300,000	302,250
Intesa Sanpaolo SpA 144A company guaranty unsec. sub. bonds 5.017s, 2024 (Italy)	200,000	194,867
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	98,000	103,635
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	55,000	52,938
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	363,000	392,948
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	882,000	889,519
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	962,000	961,492
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	1,054,000	1,239,768
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	1,768,000	1,821,040
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	185,000	199,800
Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	90,000	92,066
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	770,000	881,376
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	885,000	970,989
Metropolitan Life Global Funding I 144A notes 3s, 2023	155,000	152,064
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	385,000	396,987
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	966,000	1,038,074
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	123,050
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	276,900
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	475,000	481,263
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	220,000	222,200
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	100,013
Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	135,000	209,076

64     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
Navient, LLC sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018	$98,000	$110,250
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	175,000	185,938
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	70,000	72,800
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	80,000	80,400
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	133,750
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	150,000	144,750
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	112,000	118,720
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	230,000	224,250
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	890,000	887,387
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	234,000	254,136
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	346,000	379,086
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	174,000	171,825
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019	98,000	104,860
Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	160,000	192,600
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	388,000	405,945
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	144,000	144,900
Prudential Holdings, LLC 144A sr. notes Ser. B, 7.245s, 2023	150,000	184,299
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	75,000	79,695
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	885,000	895,441
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	505,000	535,300
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	130,000	136,284
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	760,000	746,746
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	515,000	531,736
Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	63,000	66,334
Santander Issuances SAU 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	500,000	529,486
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)	220,000	219,795
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	320,000	321,168
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	802,000	793,306
Societe Generale SA bank guaranty sr. unsec. notes 2 3/4s, 2017 (France)	375,000	385,413
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	350,000	351,750
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	56,000
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	524,000	531,860

Dynamic Asset Allocation Growth Fund     65

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Financials cont.
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	$615,000	$677,429
Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	458,000	476,124
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4 1/4s, 2042	255,000	247,874
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	56,000	55,720
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	110,000	148,326
UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	783,000	881,556
US Bank of NA of Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	900,000	899,096
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	325,000	323,375
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)	2,000,000	1,950,000
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,976,000	2,003,901
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	95,000	105,819
Walter Investment Management Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2021	123,000	121,155
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	871,000	888,312
Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	45,000	46,285
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	220,000	244,887
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	160,000	161,598
Weyerhaeuser Real Estate Co. 144A sr. unsec. unsub. notes 5 7/8s, 2024	185,000	184,075
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	95,000	97,967
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	290,000	311,750
		68,639,166
Health care (0.8%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	240,000	229,143
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	793,000	790,297
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	220,000	226,600
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	140,000	136,500
Amgen, Inc. sr. unsec. notes 3.45s, 2020	345,000	357,305
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	885,000	900,764
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)	270,000	349,927
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	885,000	996,299
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019	151,000	158,173
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021	151,000	155,908
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	140,000	139,650
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021	165,000	158,709

66     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.		Principal amount	Value
Health care cont.
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		$115,000	$115,288
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		28,000	28,770
CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019		59,000	62,994
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5 1/8s, 2021		28,000	27,930
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2022		34,000	35,360
CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	256,353
ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	105,000	138,594
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$227,000	206,854
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		170,000	167,025
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		155,000	153,063
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		120,000	114,600
Envision Healthcare Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022		65,000	64,025
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019		143,000	150,536
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		244,000	239,730
HCA, Inc. sr. notes 6 1/2s, 2020		557,000	608,523
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		48,000	54,120
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		280,000	301,700
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		115,000	120,463
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		73,000	74,825
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		205,000	207,050
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		170,000	182,325
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		224,000	226,212
Johnson & Johnson sr. unsec. notes 5.15s, 2018		554,000	623,562
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		336,000	364,560
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018		763,000	753,050
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R		155,000	164,688
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R		534,000	543,345
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020		213,000	222,053
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037		45,000	55,446
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021		52,000	56,290
Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022		168,000	169,680

Dynamic Asset Allocation Growth Fund     67

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Health care cont.
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	$325,000	$325,813
Service Corp. International/US sr. unsec. unsub. notes 6 3/4s, 2016	437,000	459,943
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	140,000	146,650
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	70,000	68,600
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	73,000	71,175
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	112,000	107,240
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	305,000	322,538
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	174,000	184,005
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	31,000	30,768
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III, LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)	135,000	137,376
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	118,000	127,145
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	396,000	450,104
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	344,927
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	57,162
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	245,000	227,495
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	245,000	237,699
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 7s, 2020	31,000	32,395
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2018	73,000	75,373
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 6 3/8s, 2020	238,000	244,545
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	109,000	114,995
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	14,000	13,948
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	174,000	177,045
		15,045,230
Technology (0.5%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	150,000	155,625
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	250,000	252,500
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	84,000	77,867
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	150,000	151,123
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	15,000	14,981
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	90,000	78,750
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	305,000	295,850
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017	395,000	414,265
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	401,000	400,732
68     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Technology cont.
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	$885,000	$881,298
Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019	46,000	48,645
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	105,000	110,648
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	32,000	38,320
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	158,000	182,885
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	795,000	842,700
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	14,644	15,559
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	71,000	78,810
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	140,000	137,550
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	168,000	170,520
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	150,838
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	754,000	774,455
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	155,000	184,008
Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	120,000	131,563
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	358,097
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	890,000	887,116
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	73,000	77,928
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	146,000	149,650
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	84,000	97,650
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	180,000	186,300
Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	69,864
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	274,478
Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	355,000	338,787
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	565,000	563,588
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	101,000	101,000
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	128,000	134,400
Xerox Corp. sr. unsec. notes 6 3/4s, 2039	72,000	88,395
Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	67,745
		8,984,490
Transportation (0.1%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	162,000	169,290
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	117,896
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	95,000	112,031
CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	240,000	225,564
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	137,978	161,435
FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022	45,000	43,287

Dynamic Asset Allocation Growth Fund     69

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Transportation cont.
Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes 2.35s, 2020	$53,000	$50,780
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	97,000	93,914
Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	221,000	232,050
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	165,000	165,000
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	181,000	181,905
		1,553,152
Utilities and power (0.8%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	14,000	16,065
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	507,000	569,108
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	227,000	254,240
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	59,000	56,124
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	36,552
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	325,000	315,656
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	42,000	44,310
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	34,000	35,360
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	30,000	35,808
Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018	624,000	744,909
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	130,000	127,829
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	241,000	255,460
Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	270,543
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	410,000	513
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	515,000	534,911
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	1,660,000	1,722,250
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	115,000	152,878
Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s, 2019 (France)	165,000	193,450
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	1,235,000	1,251,981
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	170,000	200,813
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	104,000	115,700
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	96,862
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	80,527
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	230,000	236,197
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	104,000	107,640
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	60,000	63,450

70     Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value
Utilities and power cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	$263,000	$286,670
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	791,000	786,392
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	118,000	118,470
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	193,000	200,720
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	45,000	46,800
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	255,000	250,753
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 4 1/4s, 2024	380,000	375,823
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	270,000	266,515
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes 7s, 2017	469,000	517,073
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	157,000	192,718
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	269,000	280,433
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	8,663
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	235,000	305,606
Nevada Power Co. mtge. notes 7 1/8s, 2019	115,000	138,020
NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022	75,000	87,817
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	515,000	553,625
NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	205,000	195,944
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	80,000	85,823
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	112,000	138,053
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	425,000	450,870
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.4s, 2023	15,000	14,780
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	75,000	92,624
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	775,000	811,813
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	157,000	163,280
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	109,000	110,363
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	80,000	78,800
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	132,000	127,710
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	185,000	184,075
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	10,000	10,345
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	90,000	75,375
Toledo Edison Co. (The) sr. mtge. bonds 7 1/4s, 2020	20,000	23,804
Union Electric Co. sr. notes 6.4s, 2017	140,000	157,063
		14,655,956
Total corporate bonds and notes (cost $211,405,318)		$216,502,633

Dynamic Asset Allocation Growth Fund     71

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.7%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.7%)
Government National Mortgage Association Pass-Through Certificates 3s, TBA, October 1, 2044	$13,000,000	$13,084,297
		13,084,297
U.S. Government Agency Mortgage Obligations (4.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates 4s, June 1, 2043	177,962	188,688
Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	108,812	112,722
6s, TBA, October 1, 2044	19,000,000	21,475,938
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	145,884	157,732
4 1/2s, TBA, October 1, 2044	1,000,000	1,078,984
4s, TBA, October 1, 2044	35,000,000	36,883,984
3 1/2s, TBA, October 1, 2029	13,000,000	13,664,219
3s, TBA, October 1, 2044	2,000,000	1,971,094
		75,533,361
Total U.S. government and agency mortgage obligations (cost $88,535,481)		$88,617,658

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds
3.375%, May 15, 2044 [i]	$220,000	$229,926
3.750%, November 15, 2043 [i]	55,000	61,549
U.S. Treasury Notes
3.500%, May 15, 2020 [i]	336,000	368,642
0.875%, September 15, 2016 [i]	294,000	295,714
2.125%, August 15, 2021 [i]	144,000	143,679
1.000%, May 31, 2018 [i]	14,000	13,839
Total U.S. treasury obligations (cost $1,113,349)		$1,113,349

MORTGAGE-BACKED SECURITIES (2.8%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.986s, 2032	$100,065	$145,120
IFB Ser. 3072, Class SM, 23.233s, 2035	116,404	164,360
IFB Ser. 3072, Class SB, 23.087s, 2035	104,137	146,036
IFB Ser. 3249, Class PS, 21.768s, 2036	80,637	108,874
IFB Ser. 3065, Class DC, 19.399s, 2035	84,698	119,752
IFB Ser. 2990, Class LB, 16.553s, 2034	121,778	157,350
IFB Ser. 326, Class S2, IO, 5.796s, 2044	1,267,243	300,344
IFB Ser. 323, Class S1, IO, 5.796s, 2044	1,366,962	331,753
IFB Ser. 310, Class S4, IO, 5.796s, 2043	789,017	201,483
IFB Ser. 311, Class S1, IO, 5.796s, 2043	2,162,382	481,130
IFB Ser. 308, Class S1, IO, 5.796s, 2043	978,263	244,527
Ser. T-56, Class A, IO, 0.524s, 2043	107,421	1,830
Ser. T-56, Class 2, IO, zero %, 2043	106,795	4
Ser. 1208, Class F, PO, zero %, 2022	1,314	1,210
FRB Ser. 3326, Class WF, zero %, 2035	2,446	1,882

72     Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.973s, 2036	$39,151	$72,500
IFB Ser. 06-8, Class HP, 24s, 2036	62,012	94,530
IFB Ser. 07-53, Class SP, 23.634s, 2037	98,997	144,522
IFB Ser. 05-75, Class GS, 19.787s, 2035	88,712	116,957
IFB Ser. 13-102, Class SH, IO, 5.746s, 2043	3,020,036	725,715
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,702,801	378,873
Ser. 03-W10, Class 1, IO, 1.05s, 2043	131,738	3,530
Ser. 01-50, Class B1, IO, 0.411s, 2041	1,017,789	13,677
Ser. 02-W8, Class 1, IO, 0.318s, 2042	590,467	7,012
Ser. 01-79, Class BI, IO, 0.312s, 2045	391,814	3,872
Ser. 03-34, Class P1, PO, zero %, 2043	19,204	15,939
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.997s, 2042	2,474,805	410,471
Ser. 10-9, Class UI, IO, 5s, 2040	1,442,336	323,832
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	59,096	10,649
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	296,770	64,683
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,424,208	202,124
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	871,228	91,313
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	1,644,801	92,257
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	4,314,939	561,978
		5,740,089
Commercial mortgage-backed securities (1.9%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-2, Class A2, 5.634s, 2049	39,393	39,491
Ser. 06-6, Class AJ, 5.421s, 2045	607,000	624,533
Ser. 07-1, Class XW, IO, 0.493s, 2049	936,468	8,975
Banc of America Commercial Mortgage Trust 144A Ser. 07-5, Class XW, IO, 0.529s, 2051	4,807,234	45,645
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.576s, 2041	347,000	347,868
Ser. 04-4, Class XC, IO, 0.698s, 2042	526,225	1,223
Ser. 04-5, Class XC, IO, 0.618s, 2041	667,443	2,861
Ser. 02-PB2, Class XC, IO, 0.416s, 2035	613,458	310
Ser. 05-1, Class XW, IO, 0.035s, 2042	8,379,587	92
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 05-T18, Class D, 5.134s, 2042	280,000	286,913
Ser. 04-PR3I, Class X1, IO, 0.724s, 2041	50,592	142
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.6s, 2039	261,000	259,220
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	407,815
Ser. 06-PW14, Class X1, IO, 0.832s, 2038	6,302,624	89,938
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.744s, 2047	331,000	347,931
FRB Ser. 11-C1, Class E, 5.73s, 2044	295,000	307,962
Citigroup Commercial Mortgage Trust Ser. 06-C5, Class AJ, 5.482s, 2049	418,000	403,633
Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO, 0.735s, 2049	42,572,384	486,602

Dynamic Asset Allocation Growth Fund     73

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.552s, 2049	$7,659,298	$55,683
Ser. 07-CD4, Class XW, IO, 0.552s, 2049	2,289,999	19,099
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	622,000	663,251
FRB Ser. 14-CR18, Class C, 4.898s, 2047	968,000	980,783
Ser. 14-CR17, Class XA, IO, 1.376s, 2047	6,831,361	522,341
Ser. 06-C8, Class XS, IO, 0.706s, 2046	42,258,862	399,871
COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class E, 3.719s, 2046	458,000	338,458
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049	113,000	103,948
Credit Suisse Commercial Mortgage Trust 144A
Ser. 07-C1, Class AX, IO, 0.615s, 2040	29,021,383	269,899
Ser. 07-C2, Class AX, IO, 0.22s, 2049	14,701,269	51,454
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	222,270	240,607
Ser. 03-C3, Class AX, IO, 1.772s, 2038	159,648	7
Ser. 02-CP3, Class AX, IO, 1.471s, 2035	105,980	642
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	290,519	292,017
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.003s, 2020	178,060	2,740
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B, 4.846s, 2048	332,000	338,690
GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.381s, 2049	32,393,957	167,801
Ser. 05-C3, Class XC, IO, 0.282s, 2045	77,220,877	70,771
GMAC Commercial Mortgage Securities, Inc. Trust
Ser. 97-C1, Class X, IO, 1.483s, 2029	145,466	4,835
Ser. 05-C1, Class X1, IO, 0.765s, 2043	1,869,311	4,129
Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class D, 4.986s, 2042	244,000	244,342
FRB Ser. 05-GG3, Class B, 4.894s, 2042	592,000	595,440
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	1,801,000	1,801,864
Ser. 13-GC10, Class XA, IO, 1.888s, 2046	4,999,699	500,470
Ser. 14-GC22, Class XA, IO, 1.248s, 2047	4,165,695	304,189
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.726s, 2044	563,000	602,145
Ser. 06-GG6, Class XC, IO, 0.142s, 2038	1,847,976	928
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	71,000	72,624
Ser. 06-LDP8, Class B, 5.52s, 2045	290,000	291,578
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045	2,095,000	2,160,804
Ser. 04-LN2, Class A2, 5.115s, 2041	85,365	85,551
Ser. 04-C3, Class B, 4.961s, 2042	589,000	592,416
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	243,000	245,010
FRB Ser. 13-C10, Class C, 4.298s, 2047	716,000	720,473
Ser. 13-LC11, Class XA, IO, 1.717s, 2046	12,325,419	1,107,809

74     Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP8, Class X, IO, 0.723s, 2045	$2,051,295	$18,291
Ser. 06-CB17, Class X, IO, 0.664s, 2043	11,909,321	112,055
Ser. 07-LDPX, Class X, IO, 0.487s, 2049	8,948,514	114,586
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.379s, 2051	260,000	244,647
FRB Ser. 12-C6, Class E, 5.381s, 2045	172,000	175,563
FRB Ser. 12-C8, Class D, 4.822s, 2045	364,000	373,101
FRB Ser. 12-LC9, Class D, 4.573s, 2047	311,000	313,367
Ser. 05-CB12, Class X1, IO, 0.501s, 2037	2,452,182	4,895
Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.782s, 2040	333,914	330,993
LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	370,741	377,340
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	323,000	333,397
Ser. 07-C2, Class XW, IO, 0.739s, 2040	820,868	10,492
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C6, Class XCL, IO, 0.856s, 2039	41,031,282	507,885
Ser. 06-C7, Class XCL, IO, 0.849s, 2038	2,548,062	31,002
Ser. 06-C7, Class XW, IO, 0.849s, 2038	1,352,853	16,460
Ser. 05-C5, Class XCL, IO, 0.603s, 2040	7,657,851	35,961
Ser. 05-C2, Class XCL, IO, 0.473s, 2040	8,271,803	9,504
Ser. 05-C7, Class XCL, IO, 0.37s, 2040	8,544,466	14,081
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	10,914	1
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 6.028s, 2050	114,389	114,558
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.046s, 2039	369,397	716
Ser. 05-MCP1, Class XC, IO, 0.765s, 2043	2,765,631	5,913
Mezz Cap Commercial Mortgage Trust 144A
Ser. 05-C3, Class X, IO, 6.527s, 2044	272,201	14,944
Ser. 06-C4, Class X, IO, 6.465s, 2045	600,266	60,087
ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ, 5.485s, 2046	658,000	660,652
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.565s, 2046	586,000	593,325
Ser. 14-C17, Class XA, IO, 1.448s, 2047	1,914,807	155,693
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 13-C11, Class D, 4.565s, 2046	1,500,000	1,399,350
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.773s, 2049	147,419	147,603
FRB Ser. 07-HQ12, Class A2FX, 5.773s, 2049	154,256	154,188
Ser. 07-IQ14, Class A2, 5.61s, 2049	144,939	145,309
Ser. 07-HQ11, Class C, 5.558s, 2044	312,000	310,287
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.356s, 2049	297,000	305,280
Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	1,300,644	1,301,281

Dynamic Asset Allocation Growth Fund     75

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	$284,000	$300,469
Ser. 12-C4, Class XA, IO, 2.009s, 2045	4,179,100	439,119
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.53s, 2048	33,460,991	256,646
Ser. 07-C34, IO, 0.465s, 2046	3,769,923	30,649
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.548s, 2042	478,000	477,981
Ser. 05-C18, Class XC, IO, 0.479s, 2042	8,657,414	22,250
Ser. 06-C26, Class XC, IO, 0.185s, 2045	14,261,462	17,827
Wells Fargo Commercial Mortgage Trust Ser. 14-LC16, Class XA, IO, 1.655s, 2050	3,374,559	306,882
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.438s, 2046	1,225,000	1,112,265
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C19, Class C, 4.646s, 2047	1,226,000	1,234,092
Ser. 13-C17, Class XA, IO, 1.772s, 2046	9,076,335	782,834
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.823s, 2044	259,000	275,713
FRB Ser. 11-C2, Class D, 5.647s, 2044	1,912,000	2,027,083
FRB Ser. 12-C8, Class E, 5.039s, 2045	441,000	442,929
FRB Ser. 12-C7, Class E, 5.001s, 2045	357,000	357,558
FRB Ser. 13-UBS1, Class D, 4.787s, 2046	915,000	872,224
Ser. 14-C19, Class D, 4.234s, 2047	221,000	202,698
Ser. 12-C10, Class XA, IO, 1.952s, 2045	3,718,624	377,738
Ser. 13-C12, Class XA, IO, 1.643s, 2048	3,241,530	271,724
		35,715,311
Residential mortgage-backed securities (non-agency) (0.6%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 7.716s, 2036	140,000	141,960
FRB Ser. 12-RR10, Class 9A2, 2.664s, 2035	150,000	140,265
Barclays Capital, LLC Trust 144A FRB Ser. 14-RR2, Class 2A1, 3 1/2s, 2036	1,193,477	1,180,348
Bear Stearns Alt-A Trust FRB Ser. 05-8, Class 11A1, 0.695s, 2035	327,771	292,339
Countrywide Alternative Loan Trust
Ser. 05-28CB, Class 2A7, 5 3/4s, 2035	1,689,782	1,571,497
FRB Ser. 05-27, Class 2A1, 1.467s, 2035	639,725	518,177
FRB Ser. 05-59, Class 1A1, 0.486s, 2035	769,977	627,531
FRB Ser. 05-51, Class 1A1, 0.474s, 2035	716,890	602,617
FRB Ser. 07-OA10, Class 2A1, 0.405s, 2047	594,826	496,679
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 13-5R, Class 1A6, 0.405s, 2036	660,000	541,200
Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1, 0.917s, 2046	1,559,169	1,060,235
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.187s, 2046	606,099	548,520
FRB Ser. 06-AR3, Class A1B, 1.117s, 2046	586,996	480,162
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044	831,954	752,919
FRB Ser. 05-AR13, Class A1C3, 0.645s, 2045	532,702	471,442

76     Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR9, Class A1C3, 0.635s, 2045	$455,870	$417,121
FRB Ser. 05-AR13, Class A1B3, 0.515s, 2045	688,831	614,782
FRB Ser. 05-AR15, Class A1B3, 0.495s, 2045	769,561	675,675
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.315s, 2047	650,000	493,949
		11,627,418
Total mortgage-backed securities (cost $50,668,826)		$53,082,818

ASSET-BACKED SECURITIES (1.4%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-3, Class A, 1.056s, 2016	$16,324,000	$16,324,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.054s, 2016	10,325,000	10,325,000
Total asset-backed securities (cost $26,649,000)		$26,649,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)*	Principal amount/units		Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$476,693	$398,039
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		245,000	218,050
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		2,410,000	2,241,300
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		1,742,733	1,382,859
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		1,453,913	1,246,731
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		490,000	521,262
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	3,896	1,475,105
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$300,000	285,000
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		100,000	91,000
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	213,000
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		200,000	212,000
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		150,000	120,780
Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		430,000	414,413
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		285,000	263,451
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		880,000	966,900
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		78,600	88,130
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)		735,000	740,513
Total foreign government and agency bonds and notes (cost $11,164,705)			$10,878,533

Dynamic Asset Allocation Growth Fund     77

SENIOR LOANS (0.2%)*[c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	$1,110,617	$1,009,868
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	94,763	89,639
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	344,138	325,554
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	43,997	43,525
First Data Corp. bank term loan FRN 4.155s, 2021	59,603	58,690
First Data Corp. bank term loan FRN Ser. B, 3.655s, 2018	560,071	548,636
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	248,025	243,443
Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 4s, 2018	170,218	168,481
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	619,610	458,511
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	6,359	4,706
Total senior loans (cost $3,119,458)		$2,951,053

WARRANTS (0.1%)*†	Expiration date	Strike price	Warrants	Value
Kuwait Foods (Americana) 144A (Kuwait)	2/24/16	$0.00	38,596	$414,982
National Bank of Kuwait SAK 144A (Kuwait)	12/10/15	0.00	160,243	544,780
Saudi Basic Industries Corp. 144A (Saudi Arabia)	3/2/17	0.00	16,144	564,670
Saudi Industrial Investment Group 144A (Saudi Arabia)	10/28/15	0.00	44,108	468,874
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	25.50	49,174	—
Total warrants (cost $1,882,893)				$1,993,306

INVESTMENT COMPANIES (0.1%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	18,301	$264,632
iShares MSCI Taiwan ETF (Taiwan)	28,852	440,570
Market Vectors Vietnam ETF (Vietnam)	45,048	986,551
Total investment companies (cost $1,617,281)		$1,691,753

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	521	$521,488
Citigroup, Inc. Ser. K, $1.719 pfd.	15,600	410,904
GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	6,720	178,819
M/I Homes, Inc. Ser. A, $2.438 pfd.	4,607	118,170
Total preferred stocks (cost $1,060,572)		$1,229,381

78     Dynamic Asset Allocation Growth Fund

PURCHASED EQUITY OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jan-15/$40.00	$266,427	$331,707
iShares MSCI Emerging Markets ETF (Put)	Dec-14/40.00	622,995	621,338
iShares MSCI Emerging Markets ETF (Put)	Nov-14/39.00	48,681	24,341
SPDR S&P 500 ETF Trust (Put)	Nov-14/185.00	25,996	34,315
Total purchased equity options outstanding (cost $702,526)			$1,011,701

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	7,578	$166,952
United Technologies Corp. $3.75 cv. pfd.	2,960	174,314
Total convertible preferred stocks (cost $290,732)		$341,266

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$87,000	$109,729
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	106,000	124,484
Total convertible bonds and notes (cost $185,814)		$234,213

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value
IL State G.O. Bonds, 4.421s, 1/1/15	$50,000	$50,461
Total municipal bonds and notes (cost $50,000)		$50,461

SHORT-TERM INVESTMENTS (20.2%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.16% [d]	Shares 9,180,339	$9,180,339
Putnam Money Market Liquidity Fund 0.06% L	Shares 34,074,401	34,074,401
Putnam Short Term Investment Fund 0.06% L	Shares 289,181,864	289,181,864
SSgA Prime Money Market Fund 0.01% P	Shares 1,350,000	1,350,000
Federal National Mortgage Association unsec. discount notes with an effective yield of zero %, January 14, 2015	$19,000,000	18,999,011
U.S. Treasury Bills with an effective yield of 0.08%, January 8, 2015 #	719,000	718,965
U.S. Treasury Bills with an effective yield of 0.02%, October 23, 2014 §	2,448,000	2,447,969
U.S. Treasury Bills with an effective yield of zero% February 19, 2015 [i]	202,000	201,980
U.S. Treasury Bills with effective yields ranging from 0.09% to 0.12%, February 5, 2015 # §	19,373,000	19,371,467
U.S. Treasury Bills with effective yields ranging from 0.09% to 0.12%, October 16, 2014 # §	2,822,000	2,821,882
Total short-term investments (cost $378,339,787)		$378,347,878

TOTAL INVESTMENTS
Total investments (cost $1,785,597,034)	$1,967,312,462

Key to holding's currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro

Dynamic Asset Allocation Growth Fund     79

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,872,985,272.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $303,557, or less than 0.1% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

80     Dynamic Asset Allocation Growth Fund

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
UR

At the reporting period end, 1,800 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $223,327,698 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $352,665,757)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	12/17/14	$2,025,577	$2,063,133	$(37,556)
	British Pound	Sell	12/17/14	2,025,577	2,039,966	14,389
	Canadian Dollar	Sell	10/15/14	2,660,303	2,789,843	129,540
	Euro	Sell	12/17/14	689,621	769,225	79,604
	Singapore Dollar	Buy	11/19/14	394,127	402,952	(8,825)
	Singapore Dollar	Sell	11/19/14	394,127	402,885	8,758
	Swiss Franc	Sell	12/17/14	1,752,309	1,820,548	68,239
Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	522,747	615,567	(92,820)
	British Pound	Sell	12/17/14	8,825,506	8,949,549	124,043
	Canadian Dollar	Sell	10/15/14	1,359,519	1,401,107	41,588
	Chinese Yuan (Offshore)	Buy	11/19/14	1,885,328	1,882,477	2,851
	Czech Koruna	Sell	12/17/14	889,440	919,459	30,019
	Euro	Sell	12/17/14	19,532,803	20,300,994	768,191
	Hong Kong Dollar	Sell	11/19/14	1,853,538	1,857,578	4,040
	Japanese Yen	Sell	11/19/14	198,839	208,962	10,123
	Mexican Peso	Sell	10/15/14	1,879,535	1,896,986	17,451
	New Zealand Dollar	Buy	10/15/14	16,061	58,734	(42,673)

Dynamic Asset Allocation Growth Fund     81

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $352,665,757) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Norwegian Krone	Buy	12/17/14	$1,253,730	$1,297,941	$(44,211)
	Norwegian Krone	Sell	12/17/14	1,253,730	1,268,855	15,125
	Singapore Dollar	Sell	11/19/14	1,619,542	1,656,086	36,544
	South African Rand	Buy	10/15/14	2,141,711	2,256,179	(114,468)
	South African Rand	Sell	10/15/14	2,141,711	2,210,608	68,897
	Swedish Krona	Buy	12/17/14	1,028,609	998,393	30,216
	Swiss Franc	Sell	12/17/14	5,478,941	5,693,357	214,416
	Turkish Lira	Sell	12/17/14	1,833,540	1,873,036	39,496
Citibank, N.A.
	Australian Dollar	Buy	10/15/14	3,489,444	3,705,893	(216,449)
	Brazilian Real	Buy	10/2/14	8,751,302	9,248,513	(497,211)
	Brazilian Real	Sell	10/2/14	8,751,302	9,124,214	372,912
	Brazilian Real	Buy	1/5/15	3,503,129	3,521,501	(18,372)
	Chilean Peso	Buy	10/15/14	1,066,670	1,120,121	(53,451)
	Chilean Peso	Sell	10/15/14	1,066,670	1,138,856	72,186
	Danish Krone	Sell	12/17/14	1,746,221	1,817,210	70,989
	Euro	Sell	12/17/14	3,541,619	3,760,630	219,011
	Japanese Yen	Sell	11/19/14	1,750,280	1,886,805	136,525
	Mexican Peso	Buy	10/15/14	1,243,844	1,282,815	(38,971)
	Mexican Peso	Sell	10/15/14	1,243,844	1,275,185	31,341
	New Zealand Dollar	Sell	10/15/14	337,507	440,501	102,994
	Norwegian Krone	Buy	12/17/14	2,196,624	2,274,980	(78,356)
	Norwegian Krone	Sell	12/17/14	2,196,624	2,210,434	13,810
	Swiss Franc	Sell	12/17/14	1,724,531	1,792,176	67,645
Credit Suisse International
	Australian Dollar	Buy	10/15/14	1,738,818	1,880,260	(141,442)
	British Pound	Sell	12/17/14	6,867,487	7,014,274	146,787
	Canadian Dollar	Sell	10/15/14	1,544,822	1,643,083	98,261
	Euro	Sell	12/17/14	4,002,883	4,216,718	213,835
	Indian Rupee	Sell	11/19/14	128,378	129,074	696
	Japanese Yen	Sell	11/19/14	7,797,193	8,347,886	550,693
	Mexican Peso	Buy	10/15/14	1,095,986	1,123,780	(27,794)
	Mexican Peso	Sell	10/15/14	1,095,986	1,126,772	30,786
	New Zealand Dollar	Sell	10/15/14	487,587	475,525	(12,062)
	Norwegian Krone	Sell	12/17/14	465,913	436,805	(29,108)
	Singapore Dollar	Buy	11/19/14	338,316	345,844	(7,528)
	Singapore Dollar	Sell	11/19/14	338,316	345,943	7,627
	Swedish Krona	Buy	12/17/14	2,831,255	2,876,111	(44,856)
	Swedish Krona	Sell	12/17/14	2,831,255	2,910,000	78,745
	Swiss Franc	Sell	12/17/14	6,331,249	6,578,303	247,054
	Turkish Lira	Sell	12/17/14	1,831,429	1,871,398	39,969

82     Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $352,665,757) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	$1,263,044	$1,338,099	$(75,055)
	Euro	Sell	12/17/14	9,780,556	10,136,921	356,365
	Japanese Yen	Sell	11/19/14	113,402	126,815	13,413
	New Zealand Dollar	Buy	10/15/14	3,315,187	3,698,266	(383,079)
	New Zealand Dollar	Sell	10/15/14	3,315,187	3,611,676	296,489
	Norwegian Krone	Sell	12/17/14	465,913	529,815	63,902
	Swedish Krona	Buy	12/17/14	1,737,167	1,744,149	(6,982)
	Swedish Krona	Sell	12/17/14	1,737,167	1,787,010	49,843
	Swiss Franc	Sell	12/17/14	1,774,741	1,844,346	69,605
Goldman Sachs International
	Australian Dollar	Buy	10/15/14	1,729,895	1,809,867	(79,972)
	Canadian Dollar	Sell	10/15/14	1,766,901	1,822,890	55,989
	Euro	Sell	12/17/14	4,098,547	4,333,317	234,770
	Japanese Yen	Sell	11/19/14	6,957,525	7,463,386	505,861
	Norwegian Krone	Buy	12/17/14	1,878,259	1,885,622	(7,363)
	Norwegian Krone	Sell	12/17/14	1,878,259	1,898,205	19,946
	Swedish Krona	Buy	12/17/14	944,758	952,839	(8,081)
	Swedish Krona	Sell	12/17/14	944,758	945,386	628
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/15/14	478,486	462,304	(16,182)
	British Pound	Sell	12/17/14	10,044	10,224	180
	Canadian Dollar	Sell	10/15/14	2,815,526	2,866,972	51,446
	Euro	Buy	12/17/14	1,831,279	1,902,828	(71,549)
	Euro	Sell	12/17/14	1,831,279	1,850,949	19,670
	Japanese Yen	Sell	11/19/14	5,272,729	5,633,002	360,273
	Swedish Krona	Sell	12/17/14	674,877	757,073	82,196
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	2,898,117	3,075,513	(177,396)
	Brazilian Real	Buy	10/2/14	5,800,511	6,093,631	(293,120)
	Brazilian Real	Sell	10/2/14	5,800,511	5,963,381	162,870
	Brazilian Real	Buy	1/5/15	3,988,970	4,010,050	(21,080)
	British Pound	Sell	12/17/14	2,393,819	2,419,733	25,914
	Canadian Dollar	Sell	10/15/14	23,654	38,253	14,599
	Czech Koruna	Sell	12/17/14	889,440	919,652	30,212
	Euro	Sell	12/17/14	12,277,444	12,751,276	473,832
	Hungarian Forint	Buy	12/17/14	1,146,786	1,153,712	(6,926)
	Hungarian Forint	Sell	12/17/14	1,146,786	1,178,305	31,519
	Indian Rupee	Sell	11/19/14	64,694	65,023	329
	Japanese Yen	Sell	11/19/14	1,167,277	1,331,628	164,351
	Mexican Peso	Sell	10/15/14	2,201,539	2,239,725	38,186
	New Taiwan Dollar	Sell	11/19/14	1,808,949	1,836,318	27,369
	New Zealand Dollar	Sell	10/15/14	1,713,494	1,882,585	169,091
Dynamic Asset Allocation Growth Fund     83

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $352,665,757) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Norwegian Krone	Sell	12/17/14	$1,100,407	$1,093,390	$(7,017)
	Singapore Dollar	Buy	11/19/14	103,705	106,006	(2,301)
	Swedish Krona	Buy	12/17/14	180,933	166,919	14,014
	Swiss Franc	Sell	12/17/14	3,554,514	3,693,578	139,064
Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/17/14	948,066	953,817	(5,751)
	British Pound	Sell	12/17/14	948,066	954,760	6,694
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/15/14	2,900,303	3,131,584	231,281
	Brazilian Real	Buy	10/2/14	8,614,605	9,138,343	(523,738)
	Brazilian Real	Sell	10/2/14	8,614,605	9,048,773	434,168
	Brazilian Real	Buy	1/5/15	3,361,176	3,383,952	(22,776)
	British Pound	Buy	12/17/14	1,205,334	1,227,377	(22,043)
	British Pound	Sell	12/17/14	1,205,334	1,224,016	18,682
	Canadian Dollar	Sell	10/15/14	1,830,543	1,907,479	76,936
	Chilean Peso	Buy	10/15/14	48,270	50,035	(1,765)
	Chilean Peso	Sell	10/15/14	48,270	51,672	3,402
	Euro	Buy	12/17/14	958,797	971,985	(13,188)
	Japanese Yen	Sell	11/19/14	1,642,052	1,753,586	111,534
	New Taiwan Dollar	Buy	11/19/14	31,682	32,184	(502)
	New Zealand Dollar	Sell	10/15/14	824,392	1,005,046	180,654
	Norwegian Krone	Buy	12/17/14	3,028,637	3,185,203	(156,566)
	Singapore Dollar	Buy	11/19/14	182,249	186,403	(4,154)
	Swedish Krona	Sell	12/17/14	2,211,963	2,304,576	92,613
	Swiss Franc	Sell	12/17/14	3,635,856	3,746,050	110,194
UBS AG
	Australian Dollar	Sell	10/15/14	2,966,434	3,193,208	226,774
	British Pound	Sell	12/17/14	8,878,645	9,041,252	162,607
	Canadian Dollar	Sell	10/15/14	3,715,713	3,897,278	181,565
	Euro	Sell	12/17/14	10,563,187	10,978,174	414,987
	Japanese Yen	Sell	11/19/14	1,588,865	1,696,443	107,578
	Singapore Dollar	Buy	11/19/14	49,619	50,723	(1,104)
	Singapore Dollar	Sell	11/19/14	49,619	50,737	1,118
WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	1,865,830	1,978,794	(112,964)
	Australian Dollar	Sell	10/15/14	1,865,830	1,908,370	42,540
	Canadian Dollar	Sell	10/15/14	1,859,374	1,898,482	39,108
	Euro	Sell	12/17/14	4,447,338	4,652,161	204,823
	Japanese Yen	Sell	11/19/14	6,042,061	6,451,645	409,584
	New Zealand Dollar	Sell	10/15/14	1,605,123	1,624,980	19,857
Total						$7,227,214

84     Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index Mini (Long)	283	$26,031,755	Dec-14	$(726,461)
Russell 2000 Index Mini (Long)	492	53,952,720	Dec-14	(3,080,210)
Russell 2000 Index Mini (Short)	46	5,044,360	Dec-14	287,868
S&P 500 Index (Long)	12	5,896,500	Dec-14	(67,170)
S&P 500 Index E-Mini (Long)	2,494	245,097,850	Dec-14	(2,704,743)
S&P 500 Index E-Mini (Short)	804	79,013,100	Dec-14	868,722
S&P Mid Cap 400 Index E-Mini (Long)	384	52,431,360	Dec-14	(2,266,704)
S&P Mid Cap 400 Index E-Mini (Short)	96	13,107,840	Dec-14	563,831
SPI 200 Index (Long)	316	36,541,699	Dec-14	31,058
Tokyo Price Index (Short)	100	12,094,826	Dec-14	63,415
U.S. Treasury Bond 30 yr (Long)	65	8,963,906	Dec-14	(76,936)
U.S. Treasury Bond 30 yr (Short)	46	6,343,688	Dec-14	54,663
U.S. Treasury Bond Ultra 30 yr (Long)	32	4,880,000	Dec-14	(38,061)
U.S. Treasury Bond Ultra 30 yr (Short)	5	762,500	Dec-14	(9,666)
U.S. Treasury Note 10 yr (Long)	207	25,800,609	Dec-14	(91,534)
U.S. Treasury Note 10 yr (Short)	27	3,365,297	Dec-14	21,464
U.S. Treasury Note 5 yr (Long)	241	28,500,133	Dec-14	(74,051)
U.S. Treasury Note 5 yr (Short)	398	47,066,610	Dec-14	123,618
U.S. Treasury Note 2 yr (Long)	97	21,227,844	Dec-14	(2,684)
U.S. Treasury Note 2 yr (Short)	162	35,452,688	Dec-14	2,255
Total				$(7,121,326)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/14 (premiums $553,651)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike price	Contract amount	Value
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/$6.00	$3,109,000	$508,373
Total			$508,373
WRITTEN EQUITY OPTIONS OUTSTANDING at 9/30/14 (premiums $402,890)
	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jan-15/$38.00	$266,427	$192,496
iShares MSCI Emerging Markets ETF (Put)	Dec-14/38.00	622,995	347,156
iShares MSCI Emerging Markets ETF (Put)	Nov-14/38.00	48,681	16,552
SPDR S&P 500 ETF Trust (Put)	Nov-14/180.00	25,996	22,617
Total			$578,821

Dynamic Asset Allocation Growth Fund     85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14

Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$99,840,000 E	$(12,536)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$6,515
45,447,000 E	196,966	12/17/19	3 month USD-LIBOR-BBA	2.25%	(6,806)
28,229,000 E	399,447	12/17/24	3 month USD-LIBOR-BBA	3.00%	(67,798)
4,338,000 E	(33,599)	12/17/44	3 month USD-LIBOR-BBA	3.50%	1,783
Total	$550,278	$(66,306)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$79,171	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(181)
2,860,158	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(7,425)
3,656	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3
27,331	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	78
63,538	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	172
505,906	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,710
1,249,985	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,576
624,352	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,786
106,767	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	289
346,702	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	938

86     Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$251,250	$—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$680
	419,476	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,793)
	70,261	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(370)
	63,980	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(270)
	31,947	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(135)
	31,947	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(135)
	64,238	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(271)
	166,710	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(703)
	64,238	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(271)
	59,787	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	171
	46,089	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(197)
	128,132	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(541)
	396,305	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(1,719)
Citibank, N.A.
	693,107	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,983
baskets	640	—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	219,855
units	13,588	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	1,600,425

Dynamic Asset Allocation Growth Fund     87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
$2,624,573	$—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	$9,692
Goldman Sachs International
147,540	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	27
24,235	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	22
196,016	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(448)
196,016	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(448)
1,993,656	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,175)
984,305	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,631)
35,970	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(154)
43,198	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(185)
815,397	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,485)
Total	$—				$1,815,870

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$1,367	$20,000	5/11/63	300 bp	$1,301
CMBX NA BBB– Index	BBB–/P	2,591	43,000	5/11/63	300 bp	2,449
CMBX NA BBB– Index	BBB–/P	5,309	86,000	5/11/63	300 bp	5,025
CMBX NA BBB– Index	BBB–/P	5,073	89,000	5/11/63	300 bp	4,779

88     Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	$8,980	$81,000	5/11/63	300 bp	$8,712
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	132	17,000	5/11/63	300 bp	76
CMBX NA BBB– Index	BBB–/P	4,776	60,000	5/11/63	300 bp	4,578
CMBX NA BBB– Index	BBB–/P	813	70,000	5/11/63	300 bp	582
CMBX NA BBB– Index	BBB–/P	8,474	75,000	5/11/63	300 bp	8,227
CMBX NA BBB– Index	BBB–/P	5,962	77,000	5/11/63	300 bp	5,708
CMBX NA BBB– Index	BBB–/P	5,065	77,000	5/11/63	300 bp	4,811
CMBX NA BBB– Index	BBB–/P	6,224	78,000	5/11/63	300 bp	5,966
CMBX NA BBB– Index	BBB–/P	2,373	78,000	5/11/63	300 bp	2,116
CMBX NA BBB– Index	BBB–/P	1,198	78,000	5/11/63	300 bp	941
CMBX NA BBB– Index	BBB–/P	1,374	78,000	5/11/63	300 bp	1,117
CMBX NA BBB– Index	BBB–/P	6,338	87,000	5/11/63	300 bp	6,050
CMBX NA BBB– Index	BBB–/P	9,656	126,000	5/11/63	300 bp	9,241
CMBX NA BBB– Index	BBB–/P	6,320	154,000	5/11/63	300 bp	5,811
CMBX NA BB Index	—	(559)	107,000	5/11/63	(500 bp)	(477)
CMBX NA BB Index	—	2,667	101,000	5/11/63	(500 bp)	2,745
CMBX NA BB Index	—	1,500	97,000	5/11/63	(500 bp)	1,575
CMBX NA BB Index	—	910	88,000	5/11/63	(500 bp)	977
CMBX NA BB Index	—	(1,380)	79,000	5/11/63	(500 bp)	(1,319)
CMBX NA BB Index	—	960	48,000	5/11/63	(500 bp)	997
CMBX NA BB Index	—	(328)	36,000	5/11/63	(500 bp)	(301)
CMBX NA BB Index	—	(269)	35,000	5/11/63	(500 bp)	(242)
CMBX NA BB Index	—	(335)	35,000	5/11/63	(500 bp)	(308)
CMBX NA BB Index	—	(1,513)	78,000	5/11/63	(500 bp)	(1,453)
CMBX NA BBB– Index	BBB–/P	(112)	33,000	5/11/63	300 bp	(221)
CMBX NA BBB– Index	BBB–/P	(271)	45,000	5/11/63	300 bp	(420)
CMBX NA BBB– Index	BBB–/P	449	74,000	5/11/63	300 bp	205

Dynamic Asset Allocation Growth Fund     89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$7,753	$80,000	5/11/63	300 bp	$7,489
CMBX NA BBB– Index	BBB–/P	4,020	84,000	5/11/63	300 bp	3,743
CMBX NA BBB– Index	BBB–/P	(902)	90,000	5/11/63	300 bp	(1,199)
CMBX NA BBB– Index	BBB–/P	(300)	90,000	5/11/63	300 bp	(597)
CMBX NA BBB– Index	BBB–/P	(301)	90,000	5/11/63	300 bp	(598)
CMBX NA BBB– Index	BBB–/P	(852)	91,000	5/11/63	300 bp	(1,152)
CMBX NA BBB– Index	BBB–/P	248	92,000	5/11/63	300 bp	(55)
CMBX NA BBB– Index	BBB–/P	(1,788)	99,000	5/11/63	300 bp	(2,115)
CMBX NA BBB– Index	BBB–/P	69	99,000	5/11/63	300 bp	(258)
CMBX NA BBB– Index	BBB–/P	343	99,000	5/11/63	300 bp	16
CMBX NA BBB– Index	BBB–/P	2,427	102,000	5/11/63	300 bp	2,090
CMBX NA BBB– Index	BBB–/P	505	109,000	5/11/63	300 bp	109
CMBX NA BBB– Index	BBB–/P	13,000	122,000	5/11/63	300 bp	12,597
CMBX NA BBB– Index	BBB–/P	(1,356)	135,000	5/11/63	300 bp	(1,802)
CMBX NA BBB– Index	BBB–/P	150	226,000	5/11/63	300 bp	(595)
CMBX NA BBB– Index	—	(4,972)	88,000	1/17/47	(300 bp)	(2,596)
CMBX NA BBB– Index	—	(4,083)	87,000	1/17/47	(300 bp)	(1,734)
Goldman Sachs International
CMBX NA BB Index	—	(1,177)	111,000	5/11/63	(500 bp)	(1,092)
CMBX NA BB Index	—	1,085	48,000	5/11/63	(500 bp)	1,122
CMBX NA BB Index	—	(336)	35,000	5/11/63	(500 bp)	(309)
CMBX NA BBB– Index	BBB–/P	971	85,000	5/11/63	300 bp	690
CMBX NA BBB– Index	BBB–/P	(842)	90,000	5/11/63	300 bp	(1,139)
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	(1,200)
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	(1,200)

90     Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(241)	$90,000	5/11/63	300 bp	$(538)
CMBX NA BBB– Index	BBB–/P	(361)	90,000	5/11/63	300 bp	(658)
CMBX NA BBB– Index	BBB–/P	(1,648)	99,000	5/11/63	300 bp	(1,974)
Total		$93,350	$86,293
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	—	$811,408	$12,133,440	6/20/19	(500 bp)	$71,475
NA IG Series 22 Index	BBB+/P	(70,853)	4,940,000	6/20/19	100 bp	9,649
NA IG Series 22 Index	BBB+/P	(62,464)	3,000,000	6/20/19	100 bp	(13,576)
NA IG Series 22 Index	BBB+/P	(5,450)	380,000	6/20/19	100 bp	742
NA IG Series 22 Index	BBB+/P	(251,697)	13,600,000	6/20/19	100 bp	(30,071)
NA IG Series 22 Index	BBB+/P	(48,123)	3,400,000	6/20/19	100 bp	7,284
NA HY Series 22 Index	—	825,034	12,227,490	6/20/19	(500 bp)	79,365
NA HY Series 22 Index	—	1,258,466	18,931,770	6/20/19	(500 bp)	103,949
NA IG Series 22 Index	BBB+/P	(22,295)	1,350,000	6/20/19	100 bp	(295)
Total		$2,434,026	$228,522
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.”

Dynamic Asset Allocation Growth Fund     91

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$39,514,622	$23,333,966	$107,649
Capital goods	69,043,533	18,324,110	—
Communication services	33,664,201	13,928,103	—
Conglomerates	11,139,456	4,355,527	—
Consumer cyclicals	100,286,423	40,276,657	—
Consumer staples	65,481,811	25,883,545	123,222
Energy	69,387,016	17,395,867	998
Financials	176,411,173	72,783,690	184,971
Health care	128,433,414	26,913,866	—
Technology	154,412,551	25,566,088	—
Transportation	16,789,738	3,890,096	—
Utilities and power	30,650,550	14,334,616	—
Total common stocks	895,214,488	286,986,131	416,840
Asset-backed securities	—	26,649,000	—
Convertible bonds and notes	—	234,213	—
Convertible preferred stocks	—	341,266	—
Corporate bonds and notes	—	216,502,628	5
Foreign government and agency bonds and notes	—	10,878,533	—
Investment companies	1,691,753	—	—
Mortgage-backed securities	—	53,082,818	—
Municipal bonds and notes	—	50,461	—
Preferred stocks	589,723	639,658	—
Purchased options outstanding	—	1,011,701	—
Senior loans	—	2,951,053	—
U.S. government and agency mortgage obligations	—	88,617,658	—
U.S. treasury obligations	—	1,113,349	—
Warrants	—	1,993,306	—
Short-term investments	324,606,265	53,741,613	—
Totals by level	$1,222,102,229	$744,793,388	$416,845

92     Dynamic Asset Allocation Growth Fund

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$7,227,214	$—
Futures contracts	(7,121,326)	—	—
Written options outstanding	—	(578,821)	—
Written swap options outstanding	—	(508,373)	—
Interest rate swap contracts	—	(616,584)	—
Total return swap contracts	—	1,815,870	—
Credit default contracts	—	(2,212,561)	—
Totals by level	$(7,121,326)	$5,126,745	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities or described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund     93

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value, including $8,825,612 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,453,160,430)	$1,634,875,858
Affiliated issuers (identified cost $332,436,604) (Notes 1 and 5)	332,436,604
Cash	61,011
Foreign currency (cost $606,093) (Note 1)	603,980
Dividends, interest and other receivables	6,223,342
Receivable for shares of the fund sold	5,783,092
Receivable for investments sold	10,067,525
Receivable for sales of delayed delivery securities (Note 1)	94
Receivable for variation margin (Note 1)	385,314
Unrealized appreciation on forward currency contracts (Note 1)	10,754,021
Unrealized appreciation on OTC swap contracts (Note 1)	1,953,252
Premium paid on OTC swap contracts (Note 1)	25,732
Prepaid assets	34,360
Total assets	2,003,204,185
LIABILITIES
Payable for investments purchased	4,942,513
Payable for purchases of delayed delivery securities (Note 1)	94,811,558
Payable for shares of the fund repurchased	8,751,270
Payable for compensation of Manager (Note 2)	919,893
Payable for custodian fees (Note 2)	53,399
Payable for investor servicing fees (Note 2)	401,683
Payable for Trustee compensation and expenses (Note 2)	407,513
Payable for administrative services (Note 2)	2,582
Payable for distribution fees (Note 2)	1,142,397
Payable for variation margin (Note 1)	1,795,047
Unrealized depreciation on OTC swap contracts (Note 1)	51,089
Premium received on OTC swap contracts (Note 1)	119,082
Unrealized depreciation on forward currency contracts (Note 1)	3,526,807
Written options outstanding, at value (premiums $956,541) (Notes 1 and 3)	1,087,194
Collateral on securities loaned, at value (Note 1)	9,180,339
Collateral on certain derivative contracts, at value (Note 1)	2,665,329
Other accrued expenses	361,218
Total liabilities	130,218,913
Net assets	$1,872,985,272
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

94     Dynamic Asset Allocation Growth Fund

	Statement of assets and liabilities (Continued)
	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,482,363,312
	Undistributed net investment income (Note 1)	10,871,089
	Accumulated net realized gain on investments and foreign currency transactions (Note 1)	196,067,285
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	183,683,586
	Total — Representing net assets applicable to capital shares outstanding	$1,872,985,272
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($1,362,485,215 divided by 77,484,082 shares)	$17.58
	Offering price per class A share (100/94.25 of $17.58)*	$18.65
	Net asset value and offering price per class B share ($107,876,571 divided by 6,264,895 shares)**	$17.22
	Net asset value and offering price per class C share ($168,304,046 divided by 10,008,332 shares)**	$16.82
	Net asset value and redemption price per class M share ($30,005,309 divided by 1,741,288 shares)	$17.23
	Offering price per class M share (100/96.50 of $17.23)*	$17.85
	Net asset value, offering price and redemption price per class R share ($19,617,327 divided by 1,135,319 shares)	$17.28
	Net asset value, offering price and redemption price per class R5 share ($6,434,491 divided by 362,652 shares)	$17.74
	Net asset value, offering price and redemption price per class R6 share ($31,437,513 divided by 1,768,234 shares)	$17.78
	Net asset value, offering price and redemption price per class Y share ($146,824,800 divided by 8,274,584 shares)	$17.74
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund     95

Statement of operations Year ended 9/30/14
INVESTMENT INCOME
Dividends (net of foreign tax of $745,510)	$24,885,729
Interest (including interest income of $237,737 from investments in affiliated issuers) (Note 5)	16,135,149
Securities lending (Note 1)	59,699
Total investment income	41,080,577
EXPENSES
Compensation of Manager (Note 2)	10,744,953
Investor servicing fees (Note 2)	2,623,268
Custodian fees (Note 2)	253,531
Trustee compensation and expenses (Note 2)	114,941
Distribution fees (Note 2)	6,379,592
Administrative services (Note 2)	44,918
Other	881,206
Total expenses	21,042,409
Expense reduction (Note 2)	(80,380)
Net expenses	20,962,029
Net investment income	20,118,548

Net realized gain on investments (Notes 1 and 3)	175,208,432
Net realized gain on swap contracts (Note 1)	4,393,102
Net realized gain on futures contracts (Note 1)	55,506,746
Net realized loss on foreign currency transactions (Note 1)	(1,582,696)
Net realized gain on written options (Notes 1 and 3)	287,477
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	11,010,825
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(29,650,501)
Net gain on investments	215,173,385
Net increase in net assets resulting from operations	$235,291,933

The accompanying notes are an integral part of these financial statements.

96     Dynamic Asset Allocation Growth Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$20,118,548	$20,793,797
Net realized gain on investments and foreign currency transactions	233,813,061	160,351,696
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(18,639,676)	73,810,446
Net increase in net assets resulting from operations	235,291,933	254,955,939
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(17,944,948)	(12,967,800)
Class B	(796,761)	(455,577)
Class C	(1,222,615)	(607,711)
Class M	(277,819)	(166,083)
Class R	(195,116)	(147,157)
Class R5	(100,484)	(134)
Class R6	(451,660)	(139)
Class Y	(2,123,577)	(2,452,867)
Decrease from capital share transactions (Note 4)	(10,834,254)	(143,626,162)
Total increase in net assets	201,344,699	94,532,309
NET ASSETS
Beginning of year	1,671,640,573	1,577,108,264
End of year (including undistributed net investment income of $10,871,089 and $10,835,439, respectively)	$1,872,985,272	$1,671,640,573

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund     97

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$15.60	.21	2.00	2.21	(.23)	(.23)	—	—	$17.58	14.29	$1,362,485	1.06	1.21	188[d]
September 30, 2013	13.47	.20	2.09	2.29	(.16)	(.16)	—	—	15.60	17.17	1,215,701	1.09	1.38	111[e]
September 30, 2012	10.79	.19	2.53	2.72	(.04)	(.04)	—	—	13.47	25.24	1,111,789	1.13	1.51	120[e]
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	(.45)	—	—[f,g]	10.79	(4.52)	1,004,060	1.14	1.53	98[e]
September 30, 2010	11.03	.20	.98	1.18	(.49)	(.49)	—[f]	—[f,h]	11.72	10.98	1,160,684	1.20	1.79	116[e]
Class B
September 30, 2014	$15.28	.08	1.97	2.05	(.11)	(.11)	—	—	$17.22	13.45	$107,877	1.81	.45	188[d]
September 30, 2013	13.19	.09	2.05	2.14	(.05)	(.05)	—	—	15.28	16.28	118,464	1.84	.63	111[e]
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	13.19	24.43	126,620	1.88	.76	120[e]
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	(.35)	—	—[f,g]	10.60	(5.27)	130,730	1.89	.77	98[e]
September 30, 2010	10.85	.11	.97	1.08	(.41)	(.41)	—[f]	—[f,h]	11.52	10.18	175,341	1.95	1.03	116[e]
Class C
September 30, 2014	$14.94	.07	1.94	2.01	(.13)	(.13)	—	—	$16.82	13.49	$168,304	1.81	.46	188[d]
September 30, 2013	12.91	.09	2.00	2.09	(.06)	(.06)	—	—	14.94	16.28	144,081	1.84	.62	111[e]
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	12.91	24.37	127,912	1.88	.77	120[e]
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	(.36)	—	—[f,g]	10.38	(5.22)	115,474	1.89	.78	98[e]
September 30, 2010	10.66	.11	.93	1.04	(.41)	(.41)	—[f]	—[f,h]	11.29	10.05	134,498	1.95	1.04	116[e]
Class M
September 30, 2014	$15.30	.12	1.97	2.09	(.16)	(.16)	—	—	$17.23	13.71	$30,005	1.56	.71	188[d]
September 30, 2013	13.21	.12	2.06	2.18	(.09)	(.09)	—	—	15.30	16.59	27,200	1.59	.88	111[e]
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120[e]
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	(.39)	—	—[f,g]	10.59	(5.07)	23,402	1.64	1.03	98[e]
September 30, 2010	10.86	.14	.96	1.10	(.44)	(.44)	—[f]	—[f,h]	11.52	10.41	29,272	1.70	1.28	116[e]
Class R
September 30, 2014	$15.33	.16	1.98	2.14	(.19)	(.19)	—	—	$17.28	14.06	$19,617	1.31	.96	188[d]
September 30, 2013	13.24	.16	2.06	2.22	(.13)	(.13)	—	—	15.33	16.89	16,026	1.34	1.13	111[e]
September 30, 2012	10.60	.15	2.50	2.65	(.01)	(.01)	—	—	13.24	25.00	15,265	1.38	1.26	120[e]
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	(.43)	—	—[f,g]	10.60	(4.79)	13,215	1.39	1.29	98[e]
September 30, 2010	10.88	.17	.95	1.12	(.47)	(.47)	—[f]	—[f,h]	11.53	10.60	13,669	1.45	1.54	116[e]
Class R5
September 30, 2014	$15.76	.26	2.02	2.28	(.30)	(.30)	—	—	$17.74	14.59	$6,434.81		1.51	188[d]
September 30, 2013	13.58	.23	2.12	2.35	(.17)	(.17)	—	—	15.76	17.50	64.82		1.52	111[e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.21*	.43*	120[e]
Class R6
September 30, 2014	$15.77	.27	2.03	2.30	(.29)	(.29)	—	—	$17.78	14.74	$31,438.71		1.56	188[d]
September 30, 2013	13.58	.25	2.12	2.37	(.18)	(.18)	—	—	15.77	17.62	24,534.72		1.62	111[e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.18*	.45*	120[e]
Class Y
September 30, 2014	$15.73	.25	2.02	2.27	(.26)	(.26)	—	—	$17.74	14.59	$146,825.81		1.46	188[d]
September 30, 2013	13.58	.24	2.10	2.34	(.19)	(.19)	—	—	15.73	17.47	125,570.84		1.65	111[e]
September 30, 2012	10.88	.22	2.55	2.77	(.07)	(.07)	—	—	13.58	25.58	170,199.88		1.76	120[e]
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	(.48)	—	—[f,g]	10.88	(4.33)	147,682.89		1.79	98[e]
September 30, 2010	11.12	.23	.98	1.21	(.51)	(.51)	—[f]	—[f,h]	11.82	11.24	164,457.95		2.02	116[e]
See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	99

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	208%
September 30, 2012	253%
September 30, 2011	241%
September 30, 2010	234%

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

The accompanying notes are an integral part of these financial statements.

100     Dynamic Asset Allocation Growth Fund

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Asset Allocation Growth Fund     101

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities

102     Dynamic Asset Allocation Growth Fund

experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Dynamic Asset Allocation Growth Fund     103

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

104     Dynamic Asset Allocation Growth Fund

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Dynamic Asset Allocation Growth Fund     105

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,765,513 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,180,339 and the value of securities loaned amounted to $8,860,565. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

106     Dynamic Asset Allocation Growth Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,030,082 to increase undistributed net investment income, $91,950 to increase paid-in-capital and $3,122,032 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$220,514,353
Unrealized depreciation	(41,676,425)
Net unrealized appreciation	178,837,928
Undistributed ordinary income	20,276,448
Undistributed long-term gain	139,122,461
Undistributed short-term gain	52,668,554
Cost for federal income tax purposes	$1,788,428,567

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Dynamic Asset Allocation Growth Fund     107

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,929,475
Class B	170,446
Class C	233,163
Class M	43,123
Class R	26,459
Class R5	7,729
Class R6	14,070
Class Y	198,803
Total	$2,623,268

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,176 under the expense offset arrangements and by $77,204 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,086, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

108     Dynamic Asset Allocation Growth Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,303,956
Class B	1,165,773
Class C	1,597,674
Class M	221,540
Class R	90,649
Total	$6,379,592

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $317,877 and $3,555 from the sale of class A and class M shares, respectively, and received $39,711 and $2,344 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4,954 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,909,116,284	$2,785,626,503
U.S. government securities (Long-term)	—	—
Total	$2,909,116,284	$2,785,626,503

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written equity option contract amount	Written equity option premiums
Written options outstanding at the beginning of the reporting period	$—	$—	$—	$—
Options opened	3,109,000	553,651	2,335,739	902,312
Options exercised	—	—	—	—
Options expired	—	—	(1,284,072)	(466,093)
Options closed	—	—	(87,568)	(33,329)
Written options outstanding at the end of the reporting period	$3,109,000	$553,651	$964,099	$402,890

Dynamic Asset Allocation Growth Fund     109

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	8,213,820	$139,253,104	8,013,272	$115,450,691
Shares issued in connection with reinvestment of distributions	1,055,899	17,263,946	914,448	12,454,779
	9,269,719	156,517,050	8,927,720	127,905,470
Shares repurchased	(9,707,640)	(164,355,746)	(13,542,252)	(194,128,921)
Net decrease	(437,921)	$(7,838,696)	(4,614,532)	$(66,223,451)

	Year ended 9/30/14		Year ended 9/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	564,718	$9,407,723	662,038	$9,402,966
Shares issued in connection with reinvestment of distributions	47,919	771,490	32,681	438,572
	612,637	10,179,213	694,719	9,841,538
Shares repurchased	(2,101,472)	(34,941,360)	(2,543,515)	(35,887,044)
Net decrease	(1,488,835)	$(24,762,147)	(1,848,796)	$(26,045,506)

	Year ended 9/30/14		Year ended 9/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	1,533,921	$25,072,133	1,210,461	$16,943,269
Shares issued in connection with reinvestment of distributions	72,727	1,143,998	42,968	563,743
	1,606,648	26,216,131	1,253,429	17,507,012
Shares repurchased	(1,240,711)	(20,205,883)	(1,519,340)	(20,885,570)
Net increase (decrease)	365,937	$6,010,248	(265,911)	$(3,378,558)

	Year ended 9/30/14		Year ended 9/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	149,940	$2,483,234	157,268	$2,232,327
Shares issued in connection with reinvestment of distributions	17,189	276,393	12,246	164,224
	167,129	2,759,627	169,514	2,396,551
Shares repurchased	(203,847)	(3,399,851)	(307,252)	(4,352,826)
Net decrease	(36,718)	$(640,224)	(137,738)	$(1,956,275)

	Year ended 9/30/14		Year ended 9/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	334,354	$5,543,748	270,216	$3,859,556
Shares issued in connection with reinvestment of distributions	12,058	194,129	10,974	147,155
	346,412	5,737,877	281,190	4,006,711
Shares repurchased	(256,228)	(4,243,600)	(388,660)	(5,541,425)
Net increase (decrease)	90,184	$1,494,277	(107,470)	$(1,534,714)

110     Dynamic Asset Allocation Growth Fund

	Year ended 9/30/14		Year ended 9/30/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	453,712	$7,592,690	3,238	$49,670
Shares issued in connection with reinvestment of distributions	6,105	100,484	10	134
	459,817	7,693,174	3,248	49,804
Shares repurchased	(101,195)	(1,753,792)	—	—
Net increase	358,622	$5,939,382	3,248	$49,804

	Year ended 9/30/14		Year ended 9/30/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	361,785	$6,227,550	1,651,339	$24,449,744
Shares issued in connection with reinvestment of distributions	27,407	451,660	10	139
	389,192	6,679,210	1,651,349	24,449,883
Shares repurchased	(176,366)	(3,001,473)	(96,723)	(1,496,080)
Net increase	212,826	$3,677,737	1,554,626	$22,953,803

	Year ended 9/30/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,480,943	$94,414,138	6,239,738	$90,864,806
Shares issued in connection with reinvestment of distributions	126,504	2,082,263	176,385	2,418,232
	5,607,447	96,496,401	6,416,123	93,283,038
Shares repurchased	(5,314,580)	(91,211,232)	(10,965,706)	(160,774,303)
Net increase (decrease)	292,867	$5,285,169	(4,549,583)	$(67,491,265)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	806	0.22%	$14,298
Class R6	807	0.05%	$14,348

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$192,561,737	$22,717,866	$181,205,202	$77,685	$34,074,401
Putnam Short Term Investment Fund*	194,542,261	392,445,724	297,806,121	160,052	289,181,864
Totals	$387,103,998	$415,163,590	$479,011,323	$237,737	$323,256,265

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Dynamic Asset Allocation Growth Fund     111

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$280,000
Written equity option contracts (contract amount) (Note 3)	$280,000
Written swap option contracts (contract amount) (Note 3)	$2,200,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$553,400,000
OTC interest rate swap contracts (notional)	$2,300,000
Centrally cleared interest rate swap contracts (notional)	$154,300,000
OTC total return swap contracts (notional)	$186,000,000
OTC credit default contracts (notional)	$9,600,000
Centrally cleared credit default contracts (notional)	$94,900,000
Warrants (number of warrants)	2,600,000

112     Dynamic Asset Allocation Growth Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$440,030*	Payables, Net assets — Unrealized depreciation	$2,652,591*
Foreign exchange contracts	Receivables	10,754,021	Payables	3,526,807
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	6,640,181*	Payables, Net assets — Unrealized depreciation	9,424,109*
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	277,560*	Payables, Net assets — Unrealized depreciation	1,497,859*
Total		$18,111,792		$17,101,366

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$7,600,267	$7,600,267
Foreign exchange contracts	—	—	—	(1,507,063)	—	$(1,507,063)
Equity contracts	84,368	(72,346)	55,039,792	—	(1,042,924)	$54,008,890
Interest rate contracts	—	(45,341)	466,954	—	(2,164,241)	$(1,742,628)
Total	$84,368	$(117,687)	$55,506,746	$(1,507,063)	$4,393,102	$58,359,466

Dynamic Asset Allocation Growth Fund     113

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(1,499,653)	$(1,499,653)
Foreign exchange contracts	—	—	—	11,064,419	—	$11,064,419
Equity contracts	117,270	133,244	(6,131,615)	—	2,206,172	$(3,674,929)
Interest rate contracts	—	45,278	(163,289)	—	907,930	$789,919
Total	$117,270	$178,522	$(6,294,904)	$11,064,419	$1,614,449	$6,679,756

114     Dynamic Asset Allocation Growth Fund

This page left blank intentionally.

Dynamic Asset Allocation Growth Fund     115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$51,162	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$51,162
OTC Total return swap contracts*#	—	9,403	—	1,822,263	9,692	—	49	—	—	—	—	—	—	—	1,841,407
OTC Credit default contracts*#	—	—	—	—	5,266	—	149	—	—	—	—	—	—	—	5,415
Centrally cleared credit default contracts§	—	—	30,425	—	—	—	—	—	—	—	—	—	—	—	30,425
Futures contracts§	—	—	—	—	—	—	—	—	—	303,727	—	—	—	—	303,727
Forward currency contracts#	300,530	1,403,000	—	1,087,413	1,414,453	849,617	817,194	513,765	1,291,350	—	6,694	1,259,464	1,094,629	715,912	10,754,021
Purchased options**#	1,011,701	—	—	—	—	—	—	—	—	—	—	—	—	—	1,011,701
Total Assets	$1,312,231	$1,412,403	$81,587	$2,909,676	$1,429,411	$849,617	$817,392	$513,765	$1,291,350	$303,727	$6,694	$1,259,464	$1,094,629	$715,912	$13,997,858
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	4,212	—	—	—	—	—	—	—	—	—	—	—	4,212
OTC Total return swap contracts*#	—	14,011	—	—	—	—	11,526	—	—	—	—	—	—	—	25,537
OTC Credit default contracts*#	786	268	—	—	9,326	—	2,092	—	—	—	—	—	—	—	12,472
Centrally cleared credit default contracts§	—	—	263,651	—	—	—	—	—	—	—	—	—	—	—	263,651
Futures contracts§	—	—	—	—	—	—	—	—	—	1,527,184	—	—	—	—	1,527,184
Forward currency contracts#	46,381	294,172	—	902,810	262,790	465,116	95,416	87,731	507,840	—	5,751	744,732	1,104	112,964	3,526,807
Written swap options#	—	—	—	—	—	—	—	—	508,373	—	—	—	—	—	508,373
Written options#	578,821	—	—	—	—	—	—	—	—	—	—	—	—	—	578,821
Total Liabilities	$625,988	$308,451	$267,863	$902,810	$272,116	$465,116	$109,034	$87,731	$1,016,213	$1,527,184	$5,751	$744,732	$1,104	$112,964	$6,447,057
Total Financial and Derivative Net Assets	$686,243	$1,103,952	$(186,276)	$2,006,866	$1,157,295	$384,501	$708,358	$426,034	$275,137	$(1,223,457)	$943	$514,732	$1,093,525	$602,948	$7,550,801
Total collateral received (pledged)†##	$530,000	$1,005,776	$—	$450,000	$1,070,713	$250,000	$672,711	$309,553	$120,000	$—	$—	$—	$1,022,089	$—
Net amount	$156,243	$98,176	$(186,276)	$1,556,866	$86,582	$134,501	$35,647	$116,481	$155,137	$(1,223,457)	$943	$514,732	$71,436	$602,948

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

116	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	117

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Balanced Fund (the “fund”) at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2014

24     Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/14

COMMON STOCKS (55.6%)*	Shares	Value
Basic materials (2.7%)
Aceto Corp.	5,151	$99,517
Agnico-Eagle Mines, Ltd. (Canada)	610	17,642
Air Liquide SA (France)	530	64,436
Albemarle Corp.	465	27,389
Amcor, Ltd. (Australia)	48,212	478,594
Andersons, Inc. (The)	4,542	285,601
Antofagasta PLC (United Kingdom)	27,270	318,156
ArcelorMittal SA (France)	34,693	476,179
Asahi Kasei Corp. (Japan)	5,000	40,628
Assa Abloy AB Class B (Sweden)	6,527	334,711
BASF SE (Germany)	9,655	885,560
BHP Billiton PLC (Australia)	17,563	487,616
BHP Billiton, Ltd. (Australia)	32,825	965,824
Cabot Corp.	3,556	180,538
Cambrex Corp. †	18,241	340,742
Chemtura Corp. †	12,730	296,991
Compagnie de Saint-Gobain (France)	2,580	117,512
Croda International PLC (United Kingdom)	4,416	146,435
Domtar Corp. (Canada)	2,930	102,931
Dow Chemical Co. (The)	184,700	9,685,668
EMS-Chemie Holding AG (Switzerland)	1,018	421,675
Fletcher Building, Ltd. (New Zealand)	2,205	15,062
Fortescue Metals Group, Ltd. (Australia)	24,655	74,621
Givaudan SA (Switzerland)	12	19,121
Glencore Xstrata PLC (United Kingdom)	109,047	603,363
Hi-Crush Partners LP (Units)	5,930	305,751
Hitachi Metals, Ltd. (Japan)	39,000	701,344
Horsehead Holding Corp. †	19,632	324,517
Innophos Holdings, Inc.	4,054	223,335
Innospec, Inc.	5,091	182,767
International Flavors & Fragrances, Inc.	475	45,543
KapStone Paper and Packaging Corp. †	12,689	354,911
Koninklijke Boskalis Westminster NV (Netherlands)	9,261	518,140
Kraton Performance Polymers, Inc. †	5,314	94,642
L.B. Foster Co. Class A	4,269	196,118
Landec Corp. †	33,265	407,496
Limoneira Co.	3,536	83,768
Linde AG (Germany)	305	58,609
LSB Industries, Inc. †	12,246	437,305
LyondellBasell Industries NV Class A	58,608	6,368,345
Minerals Technologies, Inc.	2,202	135,885
Monsanto Co.	2,100	236,271
Mota-Engil Africa (Rights) (Portugal) † F	41,934	45,603
Mota-Engil SGPS SA (Portugal)	51,416	328,908
Nippon Paint Holdings Co., Ltd. (Japan)	21,000	473,117
NN, Inc.	14,349	383,405
OM Group, Inc.	13,012	337,661

Dynamic Asset Allocation Balanced Fund     25

COMMON STOCKS (55.6%)* cont.	Shares	Value
Basic materials cont.
Packaging Corp. of America	14,000	$893,480
PPG Industries, Inc.	405	79,680
Randgold Resources, Ltd. (United Kingdom)	598	40,591
Reliance Steel & Aluminum Co.	11,800	807,120
Rio Tinto PLC (United Kingdom)	9,064	445,024
S&W Seed Co. † S	12,650	53,636
Sherwin-Williams Co. (The)	26,700	5,847,033
Sigma-Aldrich Corp.	717	97,519
Sika AG (Switzerland)	5	17,268
Solvay SA (Belgium)	1,669	255,869
Sumitomo Metal Mining Co., Ltd. (Japan)	31,000	437,019
Symrise AG (Germany)	3,843	204,285
Syngenta AG (Switzerland)	1,661	527,211
Taiheiyo Cement Corp. (Japan)	7,000	26,302
Taisei Corp. (Japan)	21,000	118,611
ThyssenKrupp AG (Germany) †	30,484	800,451
Trex Co., Inc. †	7,794	269,439
Tronox, Ltd. Class A	6,825	177,791
U.S. Silica Holdings, Inc.	4,357	272,356
UPM-Kymmene OYJ (Finland)	30,566	433,605
Veidekke ASA (Norway)	14,740	148,339
voestalpine AG (Austria)	6,311	249,429
Wendel SA (France)	3,991	451,133
Yamana Gold, Inc. (Canada)	2,298	13,789
Yamato Kogyo Co., Ltd. (Japan)	2,900	97,054
Zep, Inc.	11,242	157,613
		41,651,600
Capital goods (4.1%)
ABB, Ltd. (Switzerland)	27,104	606,427
Airbus Group NV (France)	8,681	544,906
Alliant Techsystems, Inc.	2,725	347,819
Alstom SA (France) †	4,207	143,678
Altra Industrial Motion Corp.	10,732	312,945
Astronics Corp. †	3,488	166,259
Atlas Copco AB Class A (Sweden)	29,356	839,143
AviChina Industry & Technology Co., Ltd. (China)	224,000	160,251
AZZ, Inc.	4,311	180,070
Ball Corp.	21,200	1,341,324
Boeing Co. (The)	287	36,558
Canon, Inc. (Japan)	16,700	543,125
Caterpillar, Inc.	44,800	4,436,544
Chase Corp.	5,778	179,811
Coway Co., Ltd. (South Korea)	2,374	189,026
Crown Holdings, Inc. †	104,300	4,643,436
Cummins, Inc.	35,149	4,638,965
Daifuku Co., Ltd. (Japan)	11,000	129,465
Daikin Industries, Ltd. (Japan)	2,600	161,352
Douglas Dynamics, Inc.	9,396	183,222
DXP Enterprises, Inc. †	2,067	152,297

26     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Capital goods cont.
Faurecia (France)	4,809	$153,155
Franklin Electric Co., Inc.	4,803	166,856
Gaztransport Et Technigaz SA (France)	2,394	141,616
Generac Holdings, Inc. †	4,326	175,376
General Dynamics Corp.	650	82,609
Greenbrier Cos., Inc. (The) S	11,348	832,716
Hitachi, Ltd. (Japan)	14,000	106,551
Hyster-Yale Materials Holdings, Inc.	2,139	153,195
IDEX Corp.	25,600	1,852,672
II-VI, Inc. †	18,237	214,649
Ingersoll-Rand PLC	35,100	1,978,236
JGC Corp. (Japan)	17,000	464,384
Joy Global, Inc.	31,100	1,696,194
JTEKT Corp (Japan)	7,900	132,302
Kadant, Inc.	6,083	237,541
Leggett & Platt, Inc.	40,200	1,403,784
Middleby Corp. (The) †	3,628	319,736
Miller Industries, Inc.	7,244	122,424
Mitsubishi Electric Corp. (Japan)	70,000	933,265
MSA Safety, Inc.	2,528	124,883
Northrop Grumman Corp.	49,900	6,574,824
NSK, Ltd. (Japan)	10,000	142,553
Orbital Sciences Corp. †	11,284	313,695
OSRAM Licht AG (Germany) †	7,702	286,574
Polypore International, Inc. †	1,563	60,816
Raytheon Co.	96,118	9,767,511
Rexam PLC (United Kingdom)	5,184	41,317
Rheinmetall AG (Germany)	1,802	86,424
Roper Industries, Inc.	36,447	5,331,832
Safran SA (France)	5,307	343,605
Schindler Holding AG (Switzerland)	280	37,897
Singapore Technologies Engineering, Ltd. (Singapore)	159,000	454,257
SMC Corp. (Japan)	400	110,462
Societe BIC SA (France)	445	57,245
Standard Motor Products, Inc.	10,302	354,698
Standex International Corp.	2,915	216,118
Stericycle, Inc. †	227	26,459
Stoneridge, Inc. †	16,215	182,743
Tenneco, Inc. †	2,726	142,597
THK Co., Ltd. (Japan)	19,100	475,970
Tower International, Inc. †	12,061	303,817
Vinci SA (France)	18,360	1,063,040
Wabash National Corp. †	22,650	301,698
WABCO Holdings, Inc. †	46,400	4,220,080
Waste Management, Inc.	1,035	49,194
WESCO International, Inc. †	3,783	296,058
Zodiac Aerospace (France)	1,917	61,131
		62,531,382

Dynamic Asset Allocation Balanced Fund     27

COMMON STOCKS (55.6%)* cont.	Shares	Value
Communication services (2.2%)
Allot Communications, Ltd. (Israel) †	5,727	$65,402
Arris Group, Inc. †	3,385	95,982
Aruba Networks, Inc. †	3,685	79,522
Belgacom SA (Belgium)	1,400	48,721
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	21,690	37,459
British Sky Broadcasting Group PLC (United Kingdom)	1,593	22,656
BT Group PLC (United Kingdom)	124,746	764,128
CalAmp Corp. †	10,974	193,362
Com Hem Holding AB (Sweden) †	29,473	214,735
Comcast Corp. Class A	202,967	10,915,565
Deutsche Telekom AG (Germany)	38,304	578,597
EchoStar Corp. Class A †	9,210	449,080
Eutelsat Communications SA (France)	1,462	47,141
Frontier Communications Corp.	38,583	251,175
HSN, Inc.	1,768	108,502
IDT Corp. Class B	6,279	100,841
Inteliquent, Inc.	9,092	113,195
Iridium Communications, Inc. † S	15,908	140,786
Liberty Global PLC Ser. C (United Kingdom)	3,800	155,857
Loral Space & Communications, Inc. †	2,948	211,696
NeuStar, Inc. Class A †	6,817	169,266
NICE Systems, Ltd. (Israel)	961	39,103
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,500	93,354
NTT DoCoMo, Inc. (Japan)	35,300	589,555
Numericable Group SA (France) † S	2,020	107,771
Orange (France)	34,172	511,937
Quebecor, Inc. Class B (Canada)	7,800	195,984
Ruckus Wireless, Inc. †	9,536	127,401
SBA Communications Corp. Class A †	245	27,171
SES SA GDR (France)	1,902	65,750
ShoreTel, Inc. †	10,222	67,976
SK Telecom Co., Ltd. (South Korea)	492	135,111
Spark New Zealand, Ltd. (New Zealand)	67,496	156,553
Spok Holdings, Inc.	8,470	110,195
StarHub, Ltd. (Singapore)	6,000	19,346
Swisscom AG (Switzerland)	60	34,086
Tele2 AB Class B (Sweden)	17,977	216,777
Telecom Italia SpA RSP (Italy)	341,941	303,051
Telefonica SA (Spain)	32,408	500,761
Telenor ASA (Norway)	21,390	469,368
Telstra Corp., Ltd. (Australia)	158,411	732,861
Ubiquiti Networks, Inc. † S	1,930	72,433
Verizon Communications, Inc.	267,570	13,375,824
Vodafone Group PLC (United Kingdom)	215,110	709,073
Ziggo NV (Netherlands) †	6,141	286,708
		33,711,817

28     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Conglomerates (0.8%)
3M Co.	149	$21,110
AMETEK, Inc.	53,258	2,674,084
Danaher Corp.	82,340	6,256,193
Exor SpA (Italy)	8,176	316,006
General Electric Co.	1,296	33,204
Keisei Electric Railway Co., Ltd. (Japan)	1,000	10,019
Marubeni Corp. (Japan)	27,000	184,956
Mitsubishi Corp. (Japan)	25,100	514,445
Siemens AG (Germany)	14,359	1,711,398
Tyco International, Ltd.	4,500	200,565
Vivendi SA (France)	5,374	129,512
		12,051,492
Consumer cyclicals (6.5%)
ABC-Mart, Inc. (Japan)	400	20,424
Adidas AG (Germany)	3,873	289,694
ADT Corp. (The)	51,999	1,843,885
Advance Auto Parts, Inc.	157	20,457
ANN, Inc. †	7,947	326,860
Ascena Retail Group, Inc. †	6,809	90,560
Ascent Capital Group, Inc. Class A †	878	52,856
Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	20,206	307,338
Automatic Data Processing, Inc.	1,107	91,970
AutoZone, Inc. †	63	32,109
Axel Springer AG (Germany)	760	41,774
Babcock International Group PLC (United Kingdom)	27,066	476,742
Bayerische Motoren Werke (BMW) AG (Germany)	4,914	527,600
Bed Bath & Beyond, Inc. †	379	24,950
Big Lots, Inc.	6,977	300,360
Brown Shoe Co., Inc.	4,270	115,845
Brunswick Corp.	7,358	310,066
Bunzl PLC (United Kingdom)	20,136	523,162
Bureau Veritas SA (France)	17,628	388,677
CaesarStone Sdot-Yam, Ltd. (Israel)	2,435	125,841
Carmike Cinemas, Inc. †	2,287	70,851
Century Casinos, Inc. †	15,791	81,008
China ZhengTong Auto Services Holdings, Ltd. (China)	168,500	98,547
Cintas Corp.	312	22,024
Compagnie Financiere Richemont SA (Switzerland)	7,540	617,886
Compass Group PLC (United Kingdom)	60,579	978,399
Conn’s, Inc. † S	15,397	466,067
Continental AG (Germany)	4,868	925,595
Cooper Tire & Rubber Co.	13,648	391,698
Corporate Executive Board Co. (The)	1,786	107,285
Ctrip.com International, Ltd. ADR (China) †	1,500	85,140
Daimler AG (Registered Shares) (Germany)	5,191	398,146
Daito Trust Construction Co., Ltd. (Japan)	600	70,911
Dalata Hotel Group PLC (Ireland) †	25,858	98,954
Deckers Outdoor Corp. †	6,906	671,125

Dynamic Asset Allocation Balanced Fund     29

COMMON STOCKS (55.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Deluxe Corp.	10,546	$581,717
Demand Media, Inc. †	2,010	17,789
Denso Corp. (Japan)	7,900	364,518
Dollar Tree, Inc. †	405	22,708
Don Quijote Co., Ltd. (Japan)	500	28,699
Ennis, Inc.	8,954	117,924
Equinix, Inc.	341	25,486
Expedia, Inc.	23,890	2,093,242
Experian PLC (United Kingdom)	36,719	583,259
FactSet Research Systems, Inc.	259	31,476
Fuji Heavy Industries, Ltd. (Japan)	34,700	1,148,718
G&K Services, Inc. Class A	3,836	212,438
GameStop Corp. Class A	35,600	1,466,720
Gap, Inc. (The)	53,300	2,222,077
Gartner, Inc. †	477	35,045
Geberit International AG (Switzerland)	1,555	500,923
General Motors Co.	49,400	1,577,836
Genesco, Inc. †	1,779	132,980
Global Cash Access Holdings, Inc. †	42,483	286,760
GNC Holdings, Inc. Class A	10,955	424,397
Green Dot Corp. Class A †	6,095	128,848
Hanesbrands, Inc.	22,700	2,438,888
Harbinger Group, Inc. †	29,662	389,165
Harley-Davidson, Inc.	57,400	3,340,680
Hilton Worldwide Holdings, Inc. †	190,800	4,699,404
Home Depot, Inc. (The)	123,122	11,295,212
ITV PLC (United Kingdom)	222,554	748,409
KAR Auction Services, Inc.	15,470	442,906
Kate Spade & Co. †	3,932	103,136
Kimberly-Clark Corp.	94,710	10,187,955
Kingfisher PLC (United Kingdom)	23,350	122,380
Lenta, Ltd. 144A GDR (Russia) †	13,123	140,022
Lions Gate Entertainment Corp.	13,340	439,820
Live Nation Entertainment, Inc. †	17,375	417,348
Lowe’s Cos., Inc.	115,021	6,086,911
Luxottica Group SpA (Italy)	4,183	217,351
Macy’s, Inc.	62,015	3,608,033
Madison Square Garden Co. (The) Class A †	199	13,158
Marcus Corp.	13,151	207,786
Marriott Vacations Worldwide Corp. †	3,799	240,895
MasterCard, Inc. Class A	8,879	656,336
MAXIMUS, Inc.	2,453	98,439
Mediaset SpA (Italy) †	29,669	113,508
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	5,400	141,966
MGM China Holdings, Ltd. (Hong Kong)	169,200	487,370
Mitra Adiperkasa Tbk PT (Indonesia)	342,100	154,444
MSC Industrial Direct Co., Inc. Class A	166	14,186
National CineMedia, Inc.	26,319	381,889

30     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Next PLC (United Kingdom)	10,157	$1,087,345
Nissan Motor Co., Ltd. (Japan)	32,100	313,198
Nitori Holdings Co., Ltd. (Japan)	600	37,172
Nu Skin Enterprises, Inc. Class A	5,383	242,396
Omnicom Group, Inc.	51,371	3,537,407
Panasonic Corp. (Japan)	87,500	1,041,697
Penn National Gaming, Inc. †	20,917	234,480
PetSmart, Inc.	190	13,317
PGT, Inc. †	23,098	215,273
Pitney Bowes, Inc.	8,982	224,460
Priceline Group, Inc. (The) †	2,495	2,890,657
Puregold Price Club, Inc. (Philippines)	83,400	64,425
Randstad Holding NV (Netherlands)	3,458	160,579
Reed Elsevier NV (United Kingdom)	2,509	56,853
Reed Elsevier PLC (United Kingdom)	1,786	28,507
Remy International, Inc.	6,043	124,063
Renault SA (France)	6,597	476,171
Rinnai Corp. (Japan)	300	24,856
Sankyo Co., Ltd. (Japan)	500	17,926
Scotts Miracle-Gro Co. (The) Class A	247	13,585
Scripps Networks Interactive Class A	24,670	1,926,480
SeaWorld Entertainment, Inc.	15,507	298,200
Secom Co., Ltd. (Japan)	500	29,812
Select Comfort Corp. †	8,566	179,201
Shimamura Co., Ltd. (Japan)	200	18,394
Shimano, Inc. (Japan)	8,000	973,620
Sinclair Broadcast Group, Inc. Class A	3,998	104,308
Singapore Press Holdings, Ltd. (Singapore)	12,000	39,510
Six Flags Entertainment Corp.	4,223	145,229
SJM Holdings, Ltd. (Hong Kong)	156,000	297,790
Sodexho (France)	596	58,172
Sonic Automotive, Inc. Class A	9,953	243,948
Sony Corp. (Japan)	19,000	342,370
Sports Direct International PLC (United Kingdom) †	17,744	177,086
Steven Madden, Ltd. †	3,327	107,229
Suzuki Motor Corp. (Japan)	28,600	949,032
Swatch Group AG (The) (Switzerland)	778	368,618
Swire Pacific, Ltd. Class A (Hong Kong)	2,500	32,209
Target Corp.	973	60,988
Thomas Cook Group PLC (United Kingdom) †	143,457	274,848
Thomson Reuters Corp. (Canada)	716	26,070
TiVo, Inc. †	44,892	574,393
TJX Cos., Inc. (The)	272	16,094
Toyota Motor Corp. (Japan)	24,900	1,463,297
TUI Travel PLC (United Kingdom)	71,204	447,216
USS Co. Ltd. (Japan)	1,800	27,643
Vail Resorts, Inc.	1,384	120,076
Valeo SA (France)	5,885	652,739
Dynamic Asset Allocation Balanced Fund     31

COMMON STOCKS (55.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Verisk Analytics, Inc. Class A †	410	$24,965
VF Corp.	805	53,154
Viacom, Inc. Class B	73,436	5,650,166
VOXX International Corp. †	8,115	75,470
WH Smith PLC (United Kingdom)	7,884	138,171
Wirecard AG (Germany)	2,938	108,535
WPP PLC (United Kingdom)	26,509	530,236
Wyndham Worldwide Corp.	26,985	2,192,801
		99,718,400
Consumer staples (4.3%)
Affinity Education Group, Ltd. (Australia) †	51,337	58,674
Alibaba Group Holding, Ltd. ADR (China) †	4,829	429,057
Altria Group, Inc.	3,258	149,673
Anheuser-Busch InBev NV (Belgium)	13,878	1,539,479
Associated British Foods PLC (United Kingdom)	19,887	861,550
Barrett Business Services, Inc.	2,910	114,916
Barry Callebaut AG (Switzerland)	22	24,382
Benesse Holdings, Inc. (Japan)	700	22,986
Bigfoot GmbH (acquired 8/2/13, cost $21,982) (Private) (Brazil) †ΔΔ F	1	13,590
Bloomin’ Brands, Inc. †	7,937	145,565
Blue Nile, Inc. †	4,125	117,769
Boulder Brands, Inc. †	3,417	46,574
Bright Horizons Family Solutions, Inc. †	5,541	233,054
British American Tobacco (BAT) PLC (United Kingdom)	11,476	645,053
Calbee, Inc. (Japan)	24,500	802,612
Capita PLC (United Kingdom)	1,525	28,670
Carrefour SA (France)	16,172	498,270
Chaoda Modern Agriculture Holdings, Ltd. (China) † F	58,000	3,735
Chegg, Inc. †	17,288	107,877
Colgate-Palmolive Co.	27,800	1,813,116
Colruyt SA (Belgium)	1,015	44,709
Core-Mark Holding Co., Inc.	6,123	324,764
Coty, Inc. Class A	17,843	295,302
CVS Health Corp.	156,546	12,459,496
Diageo PLC (United Kingdom)	15,461	447,039
Distribuidora Internacional de Alimentacion SA (Spain)	46,747	333,388
Dr. Pepper Snapple Group, Inc.	88,338	5,681,017
G8 Education, Ltd. (Australia)	49,753	222,559
General Mills, Inc.	628	31,683
Genuine Parts Co.	44,800	3,929,408
Geo Group, Inc. (The) R	2,475	94,595
Grand Canyon Education, Inc. †	1,955	79,705
Groupon, Inc. †	11,913	79,579
Heineken Holding NV (Netherlands)	8,169	539,535
Henkel AG & Co. KGaA (Preference) (Germany)	5,186	517,861
Hershey Co. (The)	680	64,892
ITOCHU Corp. (Japan)	8,900	108,832
ITT Educational Services, Inc. † S	4,604	19,751

32     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Consumer staples cont.
Japan Tobacco, Inc. (Japan)	23,700	$771,440
Kao Corp. (Japan)	16,700	651,384
Kerry Group PLC Class A (Ireland)	8,095	570,823
Kforce, Inc.	12,187	238,500
Koninklijke Ahold NV (Netherlands)	38,635	624,770
Korn/Ferry International †	6,665	165,959
Krispy Kreme Doughnuts, Inc. †	9,178	157,494
L’Oreal SA (France)	2,984	472,588
Lawson, Inc. (Japan)	500	34,991
Lorillard, Inc.	1,501	89,925
ManpowerGroup, Inc.	42,500	2,979,250
McDonald’s Corp.	1,069	101,352
Mondelez International, Inc. Class A	208,900	7,157,959
MWI Veterinary Supply, Inc. †	1,514	224,678
Nestle SA (Switzerland)	33,593	2,464,036
New Oriental Education & Technology Group, Inc. ADR (China)	9,200	213,440
Nissin Food Products Co., Ltd. (Japan)	600	31,148
Nutraceutical International Corp. †	4,396	91,920
On Assignment, Inc. †	10,218	274,353
Papa John’s International, Inc.	6,208	248,258
PepsiCo, Inc.	1,422	132,374
Philip Morris International, Inc.	117,400	9,791,160
Pinnacle Foods, Inc.	7,047	230,085
Popeyes Louisiana Kitchen, Inc. †	4,875	197,438
Procter & Gamble Co. (The)	184	15,408
Reckitt Benckiser Group PLC (United Kingdom)	6,682	578,360
Rightmove PLC (United Kingdom)	3,076	106,629
SABMiller PLC (United Kingdom)	7,792	432,988
Seven & I Holdings Co., Ltd. (Japan)	2,800	108,705
Shutterfly, Inc. †	1,370	66,774
SpartanNash Co.	6,030	117,284
Starbucks Corp.	1,109	83,685
Suntory Beverage & Food, Ltd. (Japan)	15,400	546,509
Tate & Lyle PLC (United Kingdom)	6,213	59,258
TrueBlue, Inc. †	17,242	435,533
Ulker Biskuvi Sanayi AS (Turkey)	17,320	114,942
Unilever NV ADR (Netherlands)	12,107	481,253
Unilever PLC (United Kingdom)	9,608	401,047
United Natural Foods, Inc. †	1,877	115,360
USANA Health Sciences, Inc. †	1,468	108,133
WH Group, Ltd. 144A (Hong Kong) †	160,562	131,926
WM Morrison Supermarkets PLC (United Kingdom)	14,080	38,406
Wolseley PLC (United Kingdom)	3,847	202,110
Woolworths, Ltd. (Australia)	10,479	313,284
Zalando SE (acquired 9/30/13, cost $44,840) (Private) (Germany) † ΔΔ F	1,870	45,703
Zalando SE (Germany) †	674	18,303
		65,367,642

Dynamic Asset Allocation Balanced Fund     33

COMMON STOCKS (55.6%)* cont.	Shares	Value
Energy (4.2%)
AltaGas, Ltd. (Canada)	305	$12,879
AMEC PLC (United Kingdom)	32,705	582,197
Baker Hughes, Inc.	54,600	3,552,276
Beijing Jingneng Clean Energy Co., Ltd. (China)	250,000	107,282
BG Group PLC (United Kingdom)	37,584	691,348
BP PLC (United Kingdom)	170,476	1,249,192
Cabot Oil & Gas Corp.	54,800	1,791,412
Callon Petroleum Co. †	45,971	405,005
Chevron Corp.	1,198	142,945
ConocoPhillips	871	66,649
Crescent Point Energy Corp. (Canada)	614	22,160
Delek US Holdings, Inc.	12,487	413,569
Dril-Quip, Inc. †	7,600	679,440
EnCana Corp. (Canada)	20,900	443,772
EOG Resources, Inc.	62,000	6,139,240
EP Energy Corp. Class A †	16,507	288,542
EQT Corp.	166	15,196
Exxon Mobil Corp.	131,582	12,375,287
Ezion Holdings, Ltd. (Singapore)	182,400	258,901
FutureFuel Corp.	19,723	234,506
Genel Energy PLC (United Kingdom) †	26,099	352,966
Gulfport Energy Corp. †	2,305	123,087
Halliburton Co.	87,100	5,618,821
Idemitsu Kosan Co., Ltd. (Japan)	700	14,868
Key Energy Services, Inc. †	27,631	133,734
Kodiak Oil & Gas Corp. †	14,595	198,054
Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	499
Lone Pine Resources, Inc. Class A (Canada) † F	12,473	499
Occidental Petroleum Corp.	580	55,767
Oceaneering International, Inc.	16,413	1,069,635
Oil States International, Inc. †	9,700	600,430
Pembina Pipeline Corp. (Canada)	530	22,327
Phillips 66	496	40,330
Rosetta Resources, Inc. †	2,785	124,100
Royal Dutch Shell PLC Class A (United Kingdom)	34,970	1,333,831
Royal Dutch Shell PLC Class A (United Kingdom)	24,334	928,801
Royal Dutch Shell PLC Class B (United Kingdom)	24,950	984,227
Schlumberger, Ltd.	126,376	12,851,175
Spectra Energy Corp.	591	23,203
Statoil ASA (Norway)	35,100	954,996
Stone Energy Corp. †	6,845	214,659
Suncor Energy, Inc. (Canada)	9,932	359,430
Superior Energy Services, Inc.	141,300	4,644,531
Total SA (France)	18,231	1,178,232
TransCanada Corp. (Canada)	832	42,850
Unit Corp. †	3,357	196,888
Vaalco Energy, Inc. †	19,465	165,453
Vermilion Energy, Inc. (Canada)	222	13,515

34     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Energy cont.
W&T Offshore, Inc.	6,120	$67,320
Williams Cos., Inc. (The)	627	34,704
Woodside Petroleum, Ltd. (Australia)	13,566	481,018
WPX Energy, Inc. †	100,100	2,408,406
		64,710,154
Financials (11.4%)
Access National Corp.	5,814	94,361
ACE, Ltd.	3,438	360,543
Admiral Group PLC (United Kingdom)	10,722	222,278
AG Mortgage Investment Trust, Inc. R	3,387	60,289
Ageas (Belgium)	15,872	526,958
Agree Realty Corp. R	6,093	166,826
AIA Group, Ltd. (Hong Kong)	291,800	1,505,971
Alleghany Corp. †	6,273	2,623,055
Allianz SE (Germany)	6,130	993,092
Allied World Assurance Co. Holdings AG	12,729	468,936
Altisource Portfolio Solutions SA † S	2,338	235,670
American Equity Investment Life Holding Co.	13,500	308,880
American International Group, Inc.	6,700	361,934
Amtrust Financial Services, Inc.	7,309	291,044
Aon PLC	81,600	7,153,872
Arch Capital Group, Ltd. †	505	27,634
Arlington Asset Investment Corp. Class A	3,921	99,633
ARMOUR Residential REIT, Inc. R	18,061	69,535
Ascendas Real Estate Investment Trust (Singapore) R	27,000	47,629
Ashford Hospitality Prime, Inc. R	4,211	64,134
Ashford Hospitality Trust, Inc. R	21,053	215,162
Aspen Insurance Holdings, Ltd.	377	16,124
Assicurazioni Generali SpA (Italy)	34,913	732,773
Australia & New Zealand Banking Group, Ltd. (Australia)	17,254	466,207
AvalonBay Communities, Inc. R	38,189	5,383,503
AXA SA (France)	30,950	762,207
Axis Capital Holdings, Ltd.	519	24,564
Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	55,210	5,509
Banco Bilbao Vizcaya Argentaria SA (Spain)	55,210	661,293
Banco Latinoamericano de Exportaciones SA Class E (Panama)	13,487	413,781
Banco Santander SA (Spain)	78,130	747,450
Bank Hapoalim BM (Israel)	3,700	20,858
Bank Leumi Le-Israel BM (Israel) †	5,294	21,449
Bank of East Asia, Ltd. (Hong Kong)	6,400	25,940
Bank of Ireland (Ireland) †	1,100,851	431,243
Bank of New York Mellon Corp. (The)	123,900	4,798,647
Bank of Queensland, Ltd. (Australia)	28,610	290,147
Bank of Yokohama, Ltd. (The) (Japan)	114,000	627,531
Bankia SA (Spain) †	272,061	503,989
BankUnited, Inc.	854	26,038
Barclays PLC (United Kingdom)	148,936	548,667
Bellway PLC (United Kingdom)	8,790	222,134

Dynamic Asset Allocation Balanced Fund     35

COMMON STOCKS (55.6%)* cont.	Shares	Value
Financials cont.
Berkshire Hathaway, Inc. Class B †	6,645	$917,940
BNP Paribas SA (France)	8,418	556,669
BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,500	33,501
BofI Holding, Inc. †	3,872	281,533
British Land Company PLC (United Kingdom) R	8,790	99,796
Broadridge Financial Solutions, Inc.	752	31,306
Canadian Imperial Bank of Commerce (Canada)	734	65,925
CapitaMall Trust (Singapore) R	31,000	46,416
Cardinal Financial Corp.	11,265	192,294
CBL & Associates Properties, Inc. R	7,700	137,830
CBRE Group, Inc. Class A †	127,700	3,797,798
Challenger, Ltd. (Australia)	112,950	704,595
Chiba Bank, Ltd. (The) (Japan)	7,000	48,747
Chubb Corp. (The)	60,458	5,506,515
Citizens & Northern Corp.	7,260	137,940
City National Corp.	26,761	2,025,005
CNO Financial Group, Inc.	14,371	243,732
CNP Assurances (France)	32,224	606,684
Commonwealth Bank of Australia (Australia)	21,653	1,421,843
Credicorp, Ltd. (Peru)	1,200	184,068
Credit Acceptance Corp. †	1,412	178,011
Credit Agricole SA (France)	53,441	802,955
Credit Suisse Group AG (Switzerland)	11,517	317,495
CSI Properties, Ltd. (Hong Kong)	2,910,000	121,774
CYS Investments, Inc. R	10,961	90,319
DBS Group Holdings, Ltd. (Singapore)	37,000	533,450
Deutsche Bank AG (Germany)	13,515	474,048
Deutsche Wohnen AG (Germany)	2,809	60,027
Dexus Property Group (Australia) R	464,843	452,083
Discover Financial Services	108,600	6,992,754
DNB ASA (Norway)	8,334	155,860
Dubai Islamic Bank PJSC (United Arab Emirates)	124,516	280,009
East West Bancorp, Inc.	4,092	139,128
Education Realty Trust, Inc. R	32,102	330,009
Encore Capital Group, Inc. †	7,759	343,801
EPR Properties R	3,184	161,365
Erste Group Bank AG (Czech Republic)	3,231	73,652
Essex Property Trust, Inc. R	29,000	5,183,750
Eurazeo SA (France)	3,159	227,299
Everest Re Group, Ltd.	195	31,592
Farmers Capital Bank Corp. †	5,232	117,877
Federal Agricultural Mortgage Corp. Class C	5,225	167,932
Federal Realty Investment Trust R	11,400	1,350,444
Financial Institutions, Inc.	7,476	168,060
First Community Bancshares Inc.	7,028	100,430
First Industrial Realty Trust R	6,874	116,239
First NBC Bank Holding Co. †	4,391	143,805
First Niagara Financial Group, Inc.	112,700	938,791

36     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Financials cont.
FirstMerit Corp.	8,750	$154,000
Flushing Financial Corp.	7,386	134,942
Genworth Financial, Inc. Class A †	44,357	581,077
Gjensidige Forsikring ASA (Norway)	2,944	62,230
Goldman Sachs Group, Inc. (The)	68,054	12,492,673
GPT Group (Australia) R	143,863	486,407
Grupo Financiero Banorte SAB de CV (Mexico)	31,100	199,167
Hammerson PLC (United Kingdom) R	38,170	354,840
Hang Seng Bank, Ltd. (Hong Kong)	35,400	568,642
Hanmi Financial Corp.	14,557	293,469
Hannover Rueckversicherung AG (Germany)	653	52,770
Heartland Financial USA, Inc.	5,022	119,925
Heritage Financial Group, Inc.	6,430	129,822
HFF, Inc. Class A	14,860	430,197
Hibernia REIT PLC (Ireland) † R	262,101	380,781
Hongkong Land Holdings, Ltd. (Hong Kong)	19,000	128,954
HSBC Holdings PLC (United Kingdom)	183,618	1,868,745
ING Groep NV GDR (Netherlands) †	62,734	892,315
Insurance Australia Group, Ltd. (Australia)	131,083	702,826
Intact Financial Corp. (Canada)	2,695	174,485
Invesco Mortgage Capital, Inc. R	5,605	88,111
Investor AB Class B (Sweden)	14,987	527,232
Investors Real Estate Trust R	15,497	119,327
Israel Corp, Ltd. (The) (Israel) †	33	18,527
iStar Financial, Inc. † R	13,101	176,864
Japan Retail Fund Investment Corp. (Japan) R	23	46,305
Joyo Bank, Ltd. (The) (Japan)	85,000	417,625
JPMorgan Chase & Co.	262,218	15,796,012
Julius Baer Group, Ltd. (Switzerland)	819	36,541
Kilroy Realty Corp. R	11,100	659,784
KKR & Co. LP	7,400	165,020
Legal & General Group PLC (United Kingdom)	149,544	554,814
Lexington Realty Trust R	30,800	301,532
Lloyds Banking Group PLC (United Kingdom) †	1,069,809	1,325,621
LTC Properties, Inc. R	8,071	297,739
M&T Bank Corp.	538	66,330
Maiden Holdings, Ltd. (Bermuda)	12,416	137,569
MainSource Financial Group, Inc.	11,141	192,182
Meta Financial Group, Inc.	4,120	145,271
Metro Bank PLC (acquired 1/15/14, cost $145,960) (Private) (United Kingdom) †ΔΔ F	6,857	142,223
MFA Financial, Inc. R	17,985	139,923
MicroFinancial, Inc.	8,335	67,180
Mitsubishi Estate Co., Ltd. (Japan)	9,000	202,755
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	104,100	589,261
Mitsui Fudosan Co., Ltd. (Japan)	6,000	183,993
Mizrahi Tefahot Bank, Ltd. (Israel) †	1,510	18,053
Mizuho Financial Group, Inc. (Japan)	75,900	135,650

Dynamic Asset Allocation Balanced Fund     37

COMMON STOCKS (55.6%)* cont.	Shares	Value
Financials cont.
Morgan Stanley	153,300	$5,299,581
Muenchener Rueckversicherungs AG (Germany)	1,966	389,139
National Australia Bank, Ltd. (Australia)	18,259	517,992
National Health Investors, Inc. R	4,537	259,244
Natixis (France)	57,506	395,526
Nelnet, Inc. Class A	8,562	368,937
OFG Bancorp (Puerto Rico)	6,747	101,070
One Liberty Properties, Inc. R	7,385	149,399
Pacific Premier Bancorp, Inc. †	6,985	98,139
PacWest Bancorp	6,125	252,534
PartnerRe, Ltd.	24,244	2,664,173
Partners Group Holding AG (Switzerland)	111	29,235
Peoples Bancorp, Inc.	6,758	160,503
Performant Financial Corp. †	31,995	258,520
Persimmon PLC (United Kingdom)	5,943	127,734
PHH Corp. †	5,975	133,601
PNC Financial Services Group, Inc.	119,882	10,259,502
Popular, Inc. (Puerto Rico) †	5,753	169,340
Portfolio Recovery Associates, Inc. †	7,399	386,450
ProAssurance Corp.	5,283	232,822
Prudential PLC (United Kingdom)	60,323	1,339,822
PS Business Parks, Inc. R	4,446	338,518
Public Storage R	31,982	5,303,895
Ramco-Gershenson Properties Trust R	9,058	147,193
Rayonier, Inc. R	18,000	560,520
Regional Management Corp. †	10,601	190,288
Regus PLC (United Kingdom)	119,839	329,186
RenaissanceRe Holdings, Ltd.	353	35,296
Republic Bancorp, Inc. Class A	4,467	105,823
Resona Holdings, Inc. (Japan)	161,900	913,718
Santander Consumer USA Holdings, Inc.	38,700	689,247
Scentre Group (Australia) †R	42,444	121,544
SCOR SE (France)	6,956	217,010
Select Income REIT R	5,684	136,700
Shopping Centres Australasia Property Group (Australia) R	87,883	129,106
Signature Bank †	326	36,532
Simon Property Group, Inc. R	407	66,919
Skandinaviska Enskilda Banken AB (Sweden)	44,523	591,441
Societe Generale SA (France)	3,123	158,738
Sovran Self Storage, Inc. R	1,467	109,086
St James’s Place PLC (United Kingdom)	17,189	202,121
Starwood Property Trust, Inc. R	4,349	95,504
Starwood Waypoint Residential Trust † R	869	22,603
State Street Corp.	91,100	6,705,871
Stewart Information Services Corp.	5,986	175,689
Sumitomo Mitsui Financial Group, Inc. (Japan)	27,300	1,114,049
Sumitomo Warehouse Co., Ltd. (The) (Japan)	34,000	179,645
Summit Hotel Properties, Inc. R	19,503	210,242

38     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Financials cont.
Sun Hung Kai Properties, Ltd. (Hong Kong)	9,000	$127,340
Surya Semesta Internusa Tbk PT (Indonesia)	3,033,700	184,296
Swedbank AB Class A (Sweden)	21,710	543,906
Swiss Re AG (Switzerland)	502	39,977
Symetra Financial Corp.	12,487	291,322
Tokyo Tatemono Co., Ltd. (Japan)	85,000	688,310
Toronto-Dominion Bank (Canada)	2,006	98,997
Travelers Cos., Inc. (The)	1,070	100,516
Tryg A/S (Denmark)	686	71,136
TSB Banking Group PLC (United Kingdom) † S	53,672	240,736
Two Harbors Investment Corp. R	240,600	2,326,602
UBS AG (Switzerland)	50,321	873,075
UniCredit SpA (Italy)	120,725	945,399
United Community Banks, Inc.	7,440	122,462
United Insurance Holdings Corp.	12,262	183,930
Universal Health Realty Income Trust R	1,885	78,567
Validus Holdings, Ltd.	835	32,682
Visa, Inc. Class A	42,700	9,110,899
W.R. Berkley Corp.	808	38,622
WageWorks, Inc. †	5,219	237,621
Washington Prime Group, Inc. R	203	3,548
Wells Fargo & Co.	17,864	926,606
Westfield Group (Australia)	34,065	221,559
Westpac Banking Corp. (Australia)	20,025	561,004
Wheelock and Co., Ltd. (Hong Kong)	132,000	628,805
WisdomTree Investments, Inc. †	21,751	247,526
Zurich Insurance Group AG (Switzerland)	164	48,767
		173,934,254
Health care (7.7%)
AbbVie, Inc.	119,427	6,898,104
ACADIA Pharmaceuticals, Inc. †	5,326	131,872
Accuray, Inc. †	14,482	105,139
Actavis PLC †	1,300	313,664
Actelion, Ltd. (Switzerland)	9,220	1,080,974
Aegerion Pharmaceuticals, Inc. †	6,331	211,329
Aetna, Inc.	70,200	5,686,200
Alere, Inc. †	13,347	517,597
Align Technology, Inc. †	2,505	129,458
Alkermes PLC †	4,453	190,900
AMAG Pharmaceuticals, Inc. †	18,011	574,731
Amedisys, Inc. †	6,570	132,517
AmSurg Corp. †	4,994	249,950
Ariad Pharmaceuticals, Inc. † S	31,228	168,631
Array BioPharma, Inc. †	15,024	53,636
Asaleo Care, Ltd. (Australia) †	100,990	168,551
Astellas Pharma, Inc. (Japan)	52,800	786,911
AstraZeneca PLC (United Kingdom)	24,078	1,725,048
AtriCure, Inc. †	6,527	96,077

Dynamic Asset Allocation Balanced Fund     39

COMMON STOCKS (55.6%)* cont.	Shares	Value
Health care cont.
Auxilium Pharmaceuticals, Inc. †	5,256	$156,892
Bayer AG (Germany)	10,794	1,511,736
Biospecifics Technologies Corp. †	2,799	98,805
C.R. Bard, Inc.	170	24,261
Cardinal Health, Inc.	64,334	4,819,903
Cardiome Pharma Corp. (Canada) †	25,151	224,598
Catamaran Corp. †	406	17,100
Celgene Corp. †	79,964	7,578,988
Centene Corp. †	1,431	118,358
Charles River Laboratories International, Inc. †	17,200	1,027,528
Chemed Corp.	5,342	549,692
China Biologic Products, Inc. (China) †	2,300	124,108
China Pioneer Pharma Holdings, Ltd. (China)	169,000	133,345
Chugai Pharmaceutical Co., Ltd. (Japan)	29,700	858,360
Coloplast A/S Class B (Denmark)	11,560	967,411
Community Health Systems, Inc. †	7,248	397,118
Computer Programs & Systems, Inc.	1,200	68,988
Conatus Pharmaceuticals, Inc. †	2,135	13,066
Conmed Corp.	10,066	370,831
CSL, Ltd. (Australia)	280	18,147
Cubist Pharmaceuticals, Inc. †	6,573	436,053
DexCom, Inc. †	2,917	116,651
Eisai Co., Ltd. (Japan)	500	20,231
Eli Lilly & Co.	57,825	3,749,951
Enanta Pharmaceuticals, Inc. †	2,100	83,097
Gilead Sciences, Inc. †	36,000	3,832,200
GlaxoSmithKline PLC (United Kingdom)	48,373	1,107,161
Glenmark Pharmaceuticals, Ltd. (India)	11,027	128,851
Globus Medical, Inc. Class A †	6,430	126,478
Greatbatch, Inc. †	8,309	354,046
Grifols SA ADR (Spain)	8,561	300,748
Health Net, Inc. †	19,586	903,110
HealthSouth Corp.	1,669	61,586
Henry Schein, Inc. †	25,104	2,923,863
Hill-Rom Holdings, Inc.	7,066	292,744
Hisamitsu Pharmaceutical Co., Inc. (Japan)	7,500	269,628
Impax Laboratories, Inc. †	9,368	222,115
Inovio Pharmaceuticals, Inc. † S	3,932	38,730
Insulet Corp. †	4,575	168,589
Insys Therapeutics, Inc. †	8,789	340,837
Intuitive Surgical, Inc. †	7,000	3,232,740
Isis Pharmaceuticals, Inc. †	4,497	174,619
Jazz Pharmaceuticals PLC †	8,637	1,386,757
Johnson & Johnson	146,593	15,625,348
Kindred Healthcare, Inc.	9,074	176,036
Laboratory Corp. of America Holdings †	227	23,097
Mallinckrodt PLC †	2,032	183,185
McKesson Corp.	41,736	8,124,747

40     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Health care cont.
Medicines Co. (The) †	5,813	$129,746
Mednax, Inc. †	350	19,187
Merck & Co., Inc.	8,922	528,896
Merrimack Pharmaceuticals, Inc. † S	15,508	136,160
Mettler-Toledo International, Inc. †	4,300	1,101,359
Myriad Genetics, Inc. † S	20,000	771,400
Nektar Therapeutics †	10,295	124,261
Novartis AG (Switzerland)	13,673	1,287,697
Novo Nordisk A/S Class B (Denmark)	16,168	770,379
NPS Pharmaceuticals, Inc. †	5,117	133,042
Omega Healthcare Investors, Inc. R	3,869	132,281
OraSure Technologies, Inc. †	52,094	376,119
Otsuka Holdings Company, Ltd. (Japan)	600	20,694
Patterson Cos., Inc.	405	16,779
Perrigo Co. PLC	182	27,335
Pfizer, Inc.	374,906	11,085,970
Prestige Brands Holdings, Inc. †	7,608	246,271
Providence Service Corp. (The) †	8,134	393,523
Puma Biotechnology, Inc. †	641	152,923
Receptos, Inc. †	2,029	126,021
Repligen Corp. †	7,060	140,565
Retrophin, Inc. † S	6,204	55,960
Roche Holding AG-Genusschein (Switzerland)	5,038	1,491,762
Sanofi (France)	20,328	2,293,307
Shire PLC (United Kingdom)	9,602	829,899
Spectranetics Corp. (The) †	5,208	138,377
STAAR Surgical Co. †	18,405	195,645
Steris Corp.	3,211	173,266
Stryker Corp.	275	22,206
Sucampo Pharmaceuticals, Inc. Class A †	10,210	66,365
Sunesis Pharmaceuticals, Inc. †	5,037	35,964
Suzuken Co., Ltd. (Japan)	5,800	167,229
Takeda Pharmaceutical Co., Ltd. (Japan)	5,800	252,283
TESARO, Inc. †	2,903	78,149
Teva Pharmaceutical Industries, Ltd. (acquired 3/3/14, cost $65,721) (Israel) ΔΔ	1,330	71,535
Threshold Pharmaceuticals, Inc. †	16,745	60,449
Trevena, Inc. †	8,450	54,249
Trinity Biotech PLC ADR (Ireland)	5,627	102,805
Triple-S Management Corp. Class B (Puerto Rico) †	3,751	74,645
UCB SA (Belgium)	2,010	182,437
United Therapeutics Corp. †	30,100	3,872,365
Valeant Pharmaceuticals International, Inc. †	1,000	131,200
WellPoint, Inc.	55,800	6,674,796
West Pharmaceutical Services, Inc.	7,275	325,629
		117,774,852

Dynamic Asset Allocation Balanced Fund     41

COMMON STOCKS (55.6%)* cont.	Shares	Value
Technology (8.5%)
Accenture PLC Class A	394	$32,040
Activision Blizzard, Inc.	181,200	3,767,148
Acxiom Corp. †	8,628	142,793
Advanced Energy Industries, Inc. †	5,273	99,080
Alcatel-Lucent (France) †	100,376	309,991
Amber Road, Inc. †	2,674	46,367
Amdocs, Ltd.	56,493	2,591,899
Anixter International, Inc.	3,332	282,687
AOL, Inc. †	3,516	158,044
Apple, Inc.	179,321	18,066,591
ASML Holding NV (Netherlands)	6,820	676,894
Aspen Technology, Inc. †	6,078	229,262
AVG Technologies NV (Netherlands) †	6,051	100,326
Bottomline Technologies, Inc. †	2,284	63,016
Broadcom Corp. Class A	175,065	7,076,127
Brother Industries, Ltd. (Japan)	32,500	601,921
CACI International, Inc. Class A †	4,536	323,281
Cavium, Inc. †	1,846	91,802
Ceva, Inc. †	9,049	121,619
Cirrus Logic, Inc. †	5,107	106,481
Commvault Systems, Inc. †	1,498	75,499
Computer Sciences Corp.	81,500	4,983,725
Cornerstone OnDemand, Inc. †	4,312	148,376
CSG Systems International, Inc.	2,672	70,220
Dassault Systemes SA (France)	1,102	70,532
DST Systems, Inc.	298	25,008
Dun & Bradstreet Corp. (The)	21,500	2,525,605
eBay, Inc. †	84,600	4,790,898
Electronic Arts, Inc. †	10,000	356,100
EnerSys	7,847	460,148
Engility Holdings, Inc. †	5,140	160,214
Entegris, Inc. †	17,254	198,421
Extreme Networks, Inc. †	26,435	126,624
F5 Networks, Inc. †	37,900	4,500,246
Facebook, Inc. Class A †	75,300	5,951,712
Fairchild Semiconductor International, Inc. † S	6,662	103,461
FANUC Corp. (Japan)	5,100	920,983
FEI Co.	2,080	156,874
Freescale Semiconductor, Ltd. †	8,434	164,716
Fujitsu, Ltd. (Japan)	71,000	437,418
GenMark Diagnostics, Inc. † S	15,082	135,286
Gentex Corp.	40,800	1,092,216
Google, Inc. Class A †	2,981	1,754,050
Google, Inc. Class C †	393	226,902
GT Advanced Technologies, Inc. † S	13,684	148,198
Hollysys Automation Technologies, Ltd. (China) †	5,300	119,197
Hoya Corp. (Japan)	27,800	934,350
inContact, Inc. †	9,530	82,863

42     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Technology cont.
InnerWorkings, Inc. †	27,292	$220,792
Integrated Silicon Solutions, Inc.	21,425	294,380
IntraLinks Holdings, Inc. †	18,387	148,935
Intuit, Inc.	802	70,295
InvenSense, Inc. † S	5,079	100,209
Itochu Techno-Solutions Corp. (Japan)	400	16,818
Konica Minolta Holdings, Inc. (Japan)	33,600	364,033
L-3 Communications Holdings, Inc.	50,471	6,002,011
Leidos Holdings, Inc.	43,000	1,476,190
Lexmark International, Inc. Class A	3,622	153,935
LivePerson, Inc. †	6,348	79,921
Manhattan Associates, Inc. †	12,372	413,472
Marvell Technology Group, Ltd.	204,800	2,760,704
Maxim Integrated Products, Inc.	1,252	37,860
MeetMe, Inc. † S	41,732	82,212
Mellanox Technologies, Ltd. (Israel) †	2,636	118,277
Mentor Graphics Corp.	20,110	412,154
Microsemi Corp. †	4,240	107,738
Microsoft Corp.	39,412	1,827,140
MTS Systems Corp.	1,669	113,926
NetApp, Inc.	144,000	6,186,240
Netscout Systems, Inc. †	4,417	202,299
NIC, Inc.	11,474	197,582
Nimble Storage, Inc. †	4,429	115,021
Nomura Research Institute, Ltd. (Japan)	1,000	32,370
NTT Data Corp. (Japan)	6,900	247,592
Oracle Corp.	319,198	12,218,899
Perficient, Inc. †	9,130	136,859
Photronics, Inc. †	17,439	140,384
Plantronics, Inc.	1,474	70,428
Power Integrations, Inc.	2,918	157,309
Proofpoint, Inc. †	2,906	107,929
PTC, Inc. †	5,458	201,400
Qihoo 360 Technology Co., Ltd. ADR (China) †	1,300	87,711
Quantum Corp. †	86,823	100,715
RF Micro Devices, Inc. †	39,708	458,230
Rockwell Automation, Inc.	22,600	2,483,288
Rovi Corp. †	8,982	177,350
Safeguard Scientifics, Inc. †	6,027	110,897
Sage Group PLC (The) (United Kingdom)	1,387	8,199
Samsung Electronics Co., Ltd. (South Korea)	264	295,546
SanDisk Corp.	15,700	1,537,815
SAP AG (Germany)	3,797	273,804
Sartorius AG (Preference) (Germany)	1,187	133,800
Semtech Corp. †	4,438	120,492
Silergy Corp. (Taiwan)	13,181	103,756
Silicon Image, Inc. †	27,750	139,860
SK Hynix, Inc. (South Korea) †	3,810	168,634

Dynamic Asset Allocation Balanced Fund     43

COMMON STOCKS (55.6%)* cont.	Shares	Value
Technology cont.
Skyworth Digital Holdings, Ltd. (China)	562,000	$291,743
SoftBank Corp. (Japan)	13,100	919,578
SolarWinds, Inc. †	8,080	339,764
Sparton Corp. †	6,206	152,978
SS&C Technologies Holdings, Inc. †	3,781	165,948
Symantec Corp.	191,465	4,501,342
Synaptics, Inc. †	6,321	462,697
Synopsys, Inc. †	823	32,669
Tech Data Corp. †	2,459	144,737
Tencent Holdings, Ltd. (China)	8,600	128,020
Toshiba Corp. (Japan)	98,000	454,494
Tyler Technologies, Inc. †	2,975	262,990
Ultimate Software Group, Inc. †	2,104	297,737
Ultra Clean Holdings, Inc. †	26,693	238,902
Unisys Corp. †	7,153	167,452
United Internet AG (Germany)	10,699	454,969
VeriFone Systems, Inc. †	5,584	191,978
Verint Systems, Inc. †	3,728	207,314
VeriSign, Inc. † S	85,619	4,719,319
Western Digital Corp.	73,747	7,177,058
Xilinx, Inc.	48,200	2,041,270
XO Group, Inc. †	6,490	72,753
Yandex NV Class A (Russia) †	5,336	148,314
Yelp, Inc. †	1,752	119,574
Zynga, Inc. Class A †	20,461	55,245
		130,371,467
Transportation (1.1%)
Aegean Marine Petroleum Network, Inc. (Greece)	27,212	249,534
Alaska Air Group, Inc.	92,736	4,037,725
ANA Holdings, Inc. (Japan)	311,000	723,764
Canadian National Railway Co. (Canada)	600	42,597
Cathay Pacific Airways, Ltd. (Hong Kong)	6,000	11,052
ComfortDelgro Corp., Ltd. (Singapore)	253,000	475,256
Copa Holdings SA Class A (Panama)	112	12,016
Delta Air Lines, Inc.	10,931	395,156
Deutsche Post AG (Germany)	35,304	1,129,028
Diana Shipping, Inc. (Greece) †	12,241	109,435
East Japan Railway Co. (Japan)	600	45,000
Hankyu Hanshin Holdings, Inc. (Japan)	3,000	17,448
Hawaiian Holdings, Inc. †	18,932	254,635
Japan Airlines Co., Ltd. (Japan) UR	5,200	142,311
Kuehne & Nagel International AG (Switzerland)	294	37,091
Matson, Inc.	2,697	67,506
MTR Corp. (Hong Kong)	5,000	19,579
Nippon Express Co., Ltd. (Japan)	3,000	12,583
Quality Distribution, Inc. †	37,078	473,857
Republic Airways Holdings, Inc. †	14,782	164,228
Ryanair Holdings PLC ADR (Ireland) †	840	47,401

44     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.6%)* cont.	Shares	Value
Transportation cont.
Singapore Airlines, Ltd. (Singapore)	2,000	$15,409
SkyWest, Inc.	9,732	75,715
Southwest Airlines Co.	168,519	5,690,887
Spirit Airlines, Inc. †	5,014	346,668
StealthGas, Inc. (Greece) †	46,176	420,663
Swift Transportation Co. †	24,987	524,227
Tobu Railway Co., Ltd. (Japan)	3,000	15,108
Union Pacific Corp.	1,180	127,936
United Parcel Service, Inc. Class B	928	91,213
Universal Truckload Services, Inc.	828	20,079
West Japan Railway Co. (Japan)	500	22,342
XPO Logistics, Inc. †	7,516	283,128
Yamato Transport Co., Ltd. (Japan)	1,100	20,489
		16,121,066
Utilities and power (2.1%)
Centrica PLC (United Kingdom)	157,030	780,873
China Power New Energy Development Co., Ltd. (China) †	1,660,000	105,342
China Resources Power Holdings Co., Ltd. (China)	54,000	145,821
China Water Affairs Group, Ltd. (China)	482,000	213,909
China WindPower Group, Ltd. (China) †	1,540,000	122,336
CLP Holdings, Ltd. (Hong Kong)	2,000	16,039
CMS Energy Corp.	87,825	2,604,890
Edison International	73,600	4,115,712
Enbridge, Inc. (Canada)	873	41,789
Enel SpA (Italy)	120,792	637,321
ENI SpA (Italy)	28,094	666,958
Entergy Corp.	120,225	9,296,999
Fortum OYJ (Finland)	1,787	43,436
ITC Holdings Corp.	339	12,079
Kinder Morgan, Inc.	18,180	697,021
National Grid PLC (United Kingdom)	3,135	44,951
Origin Energy, Ltd. (Australia)	23,209	303,141
PG&E Corp.	21,664	975,747
PPL Corp.	142,016	4,663,805
Red Electrica Corporacion SA (Spain)	11,576	998,927
Snam SpA (Italy)	6,444	35,522
Southern Co. (The)	1,818	79,356
Terna SPA (Italy)	6,323	31,692
Tokyo Gas Co., Ltd. (Japan)	206,000	1,158,717
UGI Corp.	78,600	2,679,474
United Utilities Group PLC (United Kingdom)	41,630	542,735
Veolia Environnement SA (France)	17,984	315,644
		31,330,236
Total common stocks (cost $719,981,557)		$849,274,362
Dynamic Asset Allocation Balanced Fund     45

CORPORATE BONDS AND NOTES (16.0%)*	Principal amount	Value
Basic materials (0.7%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	$38,000	$39,771
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	30,000	31,769
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	40,000	40,052
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	97,027
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	859,000	1,047,980
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	44,000	45,320
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	851,000	953,557
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	147,000	154,350
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	67,000	65,241
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	190,000	202,350
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	85,000	89,131
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	58,000	61,106
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	98,000	118,225
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	110,000	105,050
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	72,000	73,080
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	220,000	215,594
E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	552,635
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	37,000	36,723
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	84,000	85,155
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)	157,000	162,299
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	49,000	53,365
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	506,000	507,819
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	173,000	179,488
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	84,000	96,810
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	44,000	44,220
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020	34,000	32,385
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	84,000	85,575
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	70,000	74,550
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	130,000	138,450
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	107,000	115,560

46     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020	$44,000	$46,420
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	290,000	285,650
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	164,000	183,270
JMC Steel Group, Inc. 144A sr. unsecured notes 8 1/4s, 2018	35,000	35,350
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	127,000	135,255
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	310,000	391,319
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	40,000	40,613
Momentive Performance Materials, Inc. company guaranty sr. notes 8 7/8s, 2020	10,000	8,975
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	28,000	31,009
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	12,000	13,229
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	135,000	143,775
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	135,000	136,350
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	110,000	117,563
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	300,000	317,458
PQ Corp. 144A sr. notes 8 3/4s, 2018	144,000	152,820
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	865,000	869,651
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)	265,000	339,354
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	228,000	244,342
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	140,000	147,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	155,000	163,525
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	100,000	106,625
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	113,000	110,458
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	60,000	68,400
Steel Dynamics, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	4,000	4,200
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	20,000	21,125
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	27,000	28,519
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	13,000	13,098
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	40,000	40,200
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	25,000	25,375
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	88,000	96,910
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	70,000	73,850

Dynamic Asset Allocation Balanced Fund     47

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Basic materials cont.
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	$23,000	$23,518
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	173,000	167,378
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	405,000	536,828
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	130,000	133,250
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	100,000	101,625
		10,858,924
Capital goods (0.5%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	317,000	330,473
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	212,000	238,500
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	95,000	92,150
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	60,000	57,450
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	57,000	54,863
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	160,000	177,200
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	240,000	267,620
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	67,000	67,084
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	125,000	136,250
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	315,000	348,469
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	865,000	977,144
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	280,000	264,600
Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	510,000	495,137
Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	25,000	6,250
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	210,000	199,500
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.6s, 2042	290,000	261,625
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2 1/4s, 2022	245,000	231,544
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	771,000	1,066,370
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	85,000	87,550
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	65,000	60,775
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	135,000	135,675
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	108,000	114,480
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	135,000	148,078
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	160,000	162,800

48     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	$310,000	$333,638
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	100,000	105,750
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	103,000	108,665
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	27,000	28,283
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	164,000	170,560
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	133,000	141,978
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	23,000	22,310
TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024	27,000	26,899
United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	823,447
Waste Management, Inc. company guaranty sr. unsec. notes 7 3/4s, 2032	370,000	527,448
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	65,000	65,000
		8,335,565
Communication services (1.6%)
Adelphia Communications Corp. escrow bonds zero %, 2015	270,000	2,363
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	165,000	192,129
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	200,000	204,488
American Tower Corp. sr. unsec. notes 7s, 2017 R	440,000	500,893
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	865,000	872,116
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	240,000	266,700
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	40,000	44,000
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	70,000	75,863
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	93,000	96,953
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	54,000	52,785
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	114,000	109,440
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	74,000	78,255
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	83,000	87,150
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	120,000	124,650
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	113,000	121,193
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	24,000	24,756
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	865,000	968,689
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	790,000	1,058,497

Dynamic Asset Allocation Balanced Fund     49

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	$110,000	$143,097
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	220,000	218,075
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	60,000	58,200
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	75,000	82,669
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	183,000	194,895
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	90,000	86,400
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)	435,000	632,480
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	115,000	117,162
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	222,000	250,860
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	174,000	187,050
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025	15,000	14,813
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	15,000	14,850
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	30,000	31,125
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	147,000	156,188
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	113,000	123,170
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	53,000	53,530
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	104,000	111,020
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	207,000	215,798
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	523,000	532,806
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	185,000	255,226
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	105,000	103,425
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	92,000	99,590
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	22,000	23,430
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	105,000	110,644
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	125,000	128,750
Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes 7 1/4s, 2022	125,000	131,250
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	50,000	33,375
Numericable Group SA 144A sr. notes 6s, 2022 (France)	400,000	403,000
Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	292,347
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)	83,000	82,378

50     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Communication services cont.
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	$635,000	$727,957
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	134,127
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	510,000	499,897
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	95,000	91,200
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	34,000	34,595
SES SA 144A company guaranty sr. unsec. notes 3.6s, 2023 (France)	253,000	254,610
Sprint Capital Corp. company guaranty 6 7/8s, 2028	497,000	474,635
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017	107,000	119,573
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	67,000	70,015
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	244,000	281,820
Sprint Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2023	223,000	236,380
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021	390,000	406,088
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	17,000	17,425
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	47,000	48,175
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	147,000	149,940
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	43,000	44,666
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	70,000	69,825
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	127,000	128,270
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	213,000	213,533
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	50,000	49,938
TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	400,000	525,594
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	490,000
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	342,000	357,078
Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	7,000	9,519
Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039	200,000	256,944
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2033	935,000	1,381,117
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	1,486,000	1,800,093
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	240,000	279,129
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,291,000	1,570,581
Verizon Communications, Inc. 144A sr. unsec. notes 2 5/8s, 2020	627,000	619,134
Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022	160,000	198,662

Dynamic Asset Allocation Balanced Fund     51

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Communication services cont.
Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030	$240,000	$314,617
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)	130,000	128,700
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	1,498,000	1,476,606
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	45,000	41,400
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	197,000	212,760
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	193,000	214,230
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	83,000	88,395
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	54,000	52,110
		23,837,861
Consumer cyclicals (2.0%)
21st Century Fox America, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	350,000	441,777
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	540,000	771,617
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	130,000	126,100
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	851,000	842,019
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	77,000	84,796
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	74,000	74,555
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	44,000	50,209
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	307,000	336,165
Beazer Homes USA, Inc. company guaranty sr. unsec. notes 8 1/8s, 2016	22,000	23,430
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	515,000	504,267
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	217,000	217,271
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	37,000	33,115
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	134,000	139,025
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	64,000	65,478
Building Materials Corp. of America 144A company guaranty sr. notes 7 1/2s, 2020	120,000	125,100
Building Materials Corp. of America 144A company guaranty sr. notes 7s, 2020	47,000	48,880
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	55,000	57,613

52     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 9s, 2020	$96,000	$73,440
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	395,000	535,253
CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	464,546
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025 ##	75,000	75,375
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	137,000	137,343
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	84,000	88,620
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	93,000	91,605
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	30,000	29,100
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	105,000	105,131
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	24,000	23,580
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	53,000	50,483
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	25,000	26,750
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	120,000	124,800
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	420,000	429,450
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	97,000	99,425
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	133,000	137,323
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	40,000	40,700
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	134,000	140,700
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	585,000	522,577
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	113,000	123,735
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	535,000	602,411
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	187,000	194,714
FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	30,000	29,325
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	60,000	62,400
Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	162,000	204,650
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	390,000	611,739
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	52,000	68,657
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	235,000	320,643
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	1,060,000	1,324,611
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	60,000	60,600

Dynamic Asset Allocation Balanced Fund     53

CORPORATE BONDS AND NOTES (16.0%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2019		$80,000	$80,800
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		135,000	130,613
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)		150,000	150,795
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018		432,000	434,160
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016		365,000	367,738
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		82,000	80,155
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		130,000	132,560
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		263,000	266,945
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		140,000	143,150
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	165,000	154,840
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$69,000	50,888
Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s, 2025 (Mexico)		545,000	657,695
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023		25,000	33,728
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	410,572
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		184,000	209,562
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		386,000	424,349
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		144,000	148,680
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		100,000	97,301
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		150,000	152,250
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		270,000	268,650
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		282,000	284,115
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		67,000	67,838
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		83,000	88,188
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		103,000	107,378
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		100,000	93,000
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		245,000	232,750
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064		515,000	502,472
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		137,000	150,358
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		53,000	55,253
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		84,000	86,520

54     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lamar Media Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	$90,000	$90,225
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	127,000	133,985
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	155,000	149,963
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	57,000	56,501
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	190,000	198,788
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	315,000	398,041
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	255,000	266,885
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	610,000	560,394
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	258,000	264,881
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	305,000	326,350
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	265,000	264,338
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	230,000	244,950
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	255,000	255,000
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	70,000	78,932
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	245,000	257,863
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	666,616	727,445
Navistar International Corp. sr. notes 8 1/4s, 2021	198,000	200,970
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	375,000	394,688
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8s, 2021	60,000	62,400
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	185,000	184,075
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	110,000	112,750
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	220,000	220,550
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	295,000	310,488
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	195,000	209,625
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	115,000	117,318
Owens Corning company guaranty sr. unsec. notes 9s, 2019	57,000	69,617
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	172,000	158,670
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	127,000	128,905
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	73,000	76,285

Dynamic Asset Allocation Balanced Fund     55

CORPORATE BONDS AND NOTES (16.0%)*cont.	Principal amount	Value
Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	$137,000	$153,440
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	75,000	84,375
QVC, Inc. company guaranty sr. notes 4.85s, 2024	195,000	199,729
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	103,000	101,455
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	23,000	23,058
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	141,000	150,165
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	150,000	162,000
Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	240,000	258,600
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	66,000	71,115
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	40,000	38,500
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	40,000	33,400
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	87,000	88,958
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	33,000	32,505
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	24,000	24,420
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	35,000	33,688
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	100,000	101,250
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	203,000	205,030
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	27,000	28,148
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	203,000	196,910
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	4,000	4,190
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	7,000	7,298
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	115,000	119,888
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	104,000	105,950
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	50,000	47,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	49,938
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	50,000	48,125
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	77,000	75,075
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	124,000	132,680
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	460,000	459,332
Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	80,000	81,586

56     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	$64,000	$68,960
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	865,000	859,582
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	97,078	97,078
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	30,000	30,525
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	170,000	171,700
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	204,000	215,730
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	844,000	1,119,343
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	50,000	56,520
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	165,000	166,984
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	65,000	67,505
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	865,000	855,575
		30,153,348
Consumer staples (1.1%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	254,000	258,965
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	69,000	88,886
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	10,000	13,018
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	560,000	536,388
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	865,000	849,356
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	620,000	940,167
Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020	325,000	366,661
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	250,000	265,000
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	40,000	44,100
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	113,000	112,153
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	270,000	268,650
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	137,000	140,768
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019	27,000	33,531
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub. notes 4.1s, 2016	253,000	263,859
Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	400,000	386,021
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	115,000	107,525
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	312,000	354,120
Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	536,000	600,485
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	30,000	29,400

Dynamic Asset Allocation Balanced Fund     57

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	$125,000	$136,875
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	103,000	112,270
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	123,000	119,003
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	24,000	23,520
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	865,000	868,135
CVS Pass-Through Trust sr. notes 6.036s, 2028	43,057	49,505
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	353,673	375,222
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	58,000	61,049
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	407,000	409,037
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	165,000	214,831
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	213,000	189,038
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	509,000	672,277
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	655,000	656,188
Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s, 2044 (Mexico)	400,000	385,975
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s, 2024 (Mexico)	515,000	505,586
Hertz Corp. (The) company guaranty sr. unsec. notes 6 1/4s, 2022	72,000	72,900
Hertz Corp. (The) company guaranty sr. unsec. notes 5 7/8s, 2020	28,000	28,420
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	207,000	205,706
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	43,000	45,795
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	65,000	68,250
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	35,000	36,750
Kerry Group Financial Services 144A company guaranty sr. unsec. notes 3.2s, 2023 (Ireland)	560,000	539,393
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	420,000	518,620
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	37,000	38,110
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	275,000	290,813
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	302,000	385,280
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	393,000	476,880
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	295,000	296,567
PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	346,000	424,963
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	859,000	856,503
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	92,000	87,170
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	143,000	140,140

58     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Consumer staples cont.
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	$103,000	$112,270
Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	40,000	42,800
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	270,000	280,972
Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	19,000	19,238
Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	17,000	17,000
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	205,000	221,808
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	120,000	129,900
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	103,000	104,288
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	120,000	123,300
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	120,000	125,400
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	155,000	156,550
		16,283,350
Energy (1.6%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	53,000	55,915
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	40,000	42,600
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	209,000	214,225
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	195,000	114,563
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	53,000	57,841
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	175,000	213,258
Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	215,000	256,557
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	90,000	87,525
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	90,000	89,550
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	50,000	53,087
Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	254,000	254,532
Athlon Holdings LP/Athlon Finance Corp. company guaranty sr. unsec. notes 7 3/8s, 2021	130,000	141,375
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	114,000	122,265
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	77,000	73,920
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	77,000	75,075
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)	885,000	916,521
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	865,000	874,246
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	80,000	83,600

Dynamic Asset Allocation Balanced Fund     59

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Energy cont.
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024 ##	$100,000	$102,750
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020 ##	165,000	167,475
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,515,000	1,675,017
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	114,000	121,980
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	30,000	31,950
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	64,000	64,320
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	32,000	34,800
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	130,000	133,575
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	851,000	842,846
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	137,000	145,563
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	130,000	134,550
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	54,000	55,620
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	105,000	80,063
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	865,000	853,044
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	184,000	192,280
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	80,000	78,800
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	24,000	25,260
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	164,000	162,360
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	65,000	64,073
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	74,000	70,670
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	134,000	130,315
Forum Energy Technologies, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	113,000	116,108
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	98,000	96,285
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	93,000	95,558
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	295,000	307,538
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	65,000	67,763

60     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Energy cont.
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	$27,000	$27,473
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	290,000	285,650
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	175,000	233,612
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	94,000	99,640
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	30,000	29,175
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	50,000	48,125
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	70,000	96,940
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	150,000	144,375
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	184,000	197,340
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	184,000	184,920
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	204,000	201,960
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	75,000	73,125
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	244,000	238,205
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) † F	100,000	5
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	200,000	178,768
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	202,111
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)	175,000	179,375
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)	110,000	110,963
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	275,000	217,250
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	224,438
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	510,000	526,403
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	55,000	58,163
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	210,000	221,550
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	250,000	232,500
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	185,000	163,031
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	65,000	54,925
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	225,000	190,125

Dynamic Asset Allocation Balanced Fund     61

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Energy cont.
Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016	$60,000	$63,600
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	189,500
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	100,000	69,125
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)	16,000	7,936
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	131,000	98,741
Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,209,000	1,186,634
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	234,000	184,275
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	575,000	299,000
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	220,000	248,776
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	220,000	230,442
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	865,000	898,738
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	559,000	619,093
Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020	54,000	56,835
Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022	27,000	27,608
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2022	65,000	64,350
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	133,000	130,673
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	83,000	80,925
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	405,000	429,341
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	47,000	48,410
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	260,000	235,950
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	103,000	111,271
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022	65,000	63,863
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	215,000	225,750
Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)	570,000	581,688
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	929,000	1,020,807
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	47,000	48,763
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	54,000	57,105
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	21,000
Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	309,285

62     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Energy cont.
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	$235,000	$263,212
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	30,000	30,000
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	851,000	857,067
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	60,000	58,575
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	117,000	117,878
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	110,000	132,380
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	440,000	678,565
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	233,000	246,398
Williams Cos., Inc. (The) notes 8 3/4s, 2032	135,000	171,314
Williams Cos., Inc. (The) notes 7 3/4s, 2031	7,000	8,426
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	19,000	22,887
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	395,000	390,762
Williams Partners LP sr. unsec. notes 5.4s, 2044	123,000	129,441
Williams Partners LP sr. unsec. notes 4.3s, 2024	122,000	124,578
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	43,000	44,333
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	190,000	197,600
		25,080,265
Financials (5.4%)
Abbey National Treasury Services PLC of Stamford, CT company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	928,000	927,802
Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	677,115
Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	599,007
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	104,000	111,540
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015	80,000	81,600
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	137,000	170,908
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	70,000	81,550
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	217,000	250,093
Ally Financial, Inc. unsec. sub. notes 8s, 2018	77,000	87,395
American Express Co. sr. unsec. notes 7s, 2018	627,000	730,000
American Express Co. sr. unsec. notes 6.15s, 2017	379,000	426,708
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	464,000	625,240
American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	901,000	1,013,164
ARC Properties Operating Partnership LP/Clark Acquisition, LLC 144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	395,000	402,114
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	452,693
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	505,000	530,755
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	370,000	397,750
Dynamic Asset Allocation Balanced Fund     63

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	$450,000	$451,142
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	555,000	552,602
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	981,000	976,734
Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	270,854
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	851,000	876,224
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 1.969s, 2017	615,000	624,384
Bank of New York Mellon Corp. (The) 144A sr. unsec. notes Ser. MTN, 2 1/2s, 2016	20,000	20,482
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	865,000	854,815
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	877,000	872,315
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	745,000	1,013,067
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,545,000	1,475,475
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	695,000	708,031
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	240,000	279,212
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	330,000	330,678
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	190,000	188,884
BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)	1,070,000	1,067,971
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	244,680
BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s, perpetual maturity (France)	100,000	116,250
BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s, perpetual maturity (France)	446,000	450,460
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	435,000	462,714
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	310,000	319,413
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	424,827
CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	43,000	45,210
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	935,000	1,003,906
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	60,000	59,625
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	100,000	98,990
CIT Group, Inc. sr. unsec. notes 5s, 2023	63,000	62,370
CIT Group, Inc. sr. unsec. notes 5s, 2022	273,000	273,683
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	84,000	86,730
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	77,000	79,310
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	44,000	43,230
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	153,000	164,093
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	104,000	108,810

64     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	$997,000	$1,062,276
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	770,000	888,965
Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	1,183,000	1,177,963
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	77,000	58,135
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	774,000	811,729
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	104,000	105,820
Credit Agricole SA 144A jr. unsec. sub. FRN notes 7 7/8s, perpetual maturity (France)	335,000	338,350
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	631,000	663,307
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	315,000	391,421
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	981,000	1,097,808
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	150,000	145,500
Dresdner Funding Trust I 144A bonds 8.151s, 2031	125,000	147,500
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	269,000	280,766
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	194,000	203,700
EPR Properties unsec. notes 5 1/4s, 2023 R	435,000	456,885
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	245,000	239,488
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	151,000	142,318
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	445,000	465,769
GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	975,000	1,053,000
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,445,000	1,905,141
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	1,286,000	1,408,351
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	758,000	667,040
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	590,000	707,287
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,181,230
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	500,000	505,191
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	195,250
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5 1/8s, 2022	205,000	228,790
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	490,000	543,900
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	425,000	413,520
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	340,000	373,252
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	130,000	133,088
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	55,000	54,331

Dynamic Asset Allocation Balanced Fund     65

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	$185,000	$278,425
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	700,000	720,125
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	894,000	1,048,017
HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes 7.808s, 2026	385,000	389,887
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	25,000	24,438
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	237,000	243,518
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	127,000	127,000
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,130,000	2,346,226
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	33,000	35,475
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	110,000	113,850
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	344,000	346,580
Intesa Sanpaolo SpA 144A company guaranty unsec. sub. bonds 5.017s, 2024 (Italy)	250,000	243,584
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	73,000	77,198
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	45,000	43,313
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	1,073,000	1,161,523
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	862,000	869,349
JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	330,000	368,959
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	974,000	973,486
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	1,065,000	1,252,706
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	1,736,000	1,788,080
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	180,000	194,400
Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	200,000	204,591
Merrill Lynch & Co., Inc. unsec. sub. FRN notes 0.994s, 2026	125,000	112,375
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	1,270,000	1,453,698
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	300,000	384,000
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	865,000	949,046
Metropolitan Life Global Funding I 144A notes 3s, 2023	130,000	127,538
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	530,000	546,502
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	980,000	1,053,119
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	123,050
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	130,000	138,450
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	475,000	481,263
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	235,000	237,350

66     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	$105,000	$100,013
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	125,000	126,881
Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	286,380
Navient, LLC sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018	67,000	75,375
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	175,000	185,938
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	105,000	109,200
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	65,000	65,325
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	133,750
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	150,000	144,750
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	552,603
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	83,000	87,980
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	170,000	165,750
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	870,000	867,446
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	375,000	407,269
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	405,000	443,728
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	130,000	128,375
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019	70,000	74,900
Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	270,000	325,013
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	265,000	277,256
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	200,000	201,250
Prudential Holdings, LLC 144A sr. notes Ser. B, 7.245s, 2023	395,000	485,321
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	155,000	164,702
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	865,000	875,205
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	325,000	344,500
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	135,000	141,526
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	865,000	849,915
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	695,000	717,585
Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	129,000	135,827
Santander Issuances SAU 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	600,000	635,383
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)	225,000	224,791
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	350,000	351,278
Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	50,000	51,051
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	784,000	775,501

Dynamic Asset Allocation Balanced Fund     67

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Financials cont.
Societe Generale SA bank guaranty sr. unsec. notes 2 3/4s, 2017 (France)	$380,000	$390,552
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	340,000	341,700
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	56,000
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	387,000	392,805
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	890,000	980,344
State Street Capital Trust IV company guaranty jr. unsec. sub. FRB bonds 1.234s, 2037	475,000	408,500
Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	448,000	465,728
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4 1/4s, 2042	385,000	374,241
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	40,000	39,800
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	235,000	316,877
UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	767,000	863,542
US Bank of NA of Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	890,000	889,106
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	170,000	169,150
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)	1,900,000	1,852,500
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)	500,000	507,385
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,800,000	1,825,416
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	250,000	282,055
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	116,958
Walter Investment Management Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2021	90,000	88,650
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	851,000	867,914
Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	75,000	77,142
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	485,000	539,865
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	157,000	158,568
Weyerhaeuser Real Estate Co. 144A sr. unsec. unsub. notes 5 7/8s, 2024	150,000	149,250
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	210,000	216,558
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	422,000	453,650
		82,012,820
Health care (1.0%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	500,000	477,381
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	775,000	772,358
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	225,000	231,750
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	120,000	117,000
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	286,000	376,845

68     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.		Principal amount	Value
Health care cont.
Amgen, Inc. sr. unsec. notes 3.45s, 2020		$730,000	$756,036
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017		865,000	880,407
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)		422,000	546,923
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		865,000	973,784
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		107,000	112,083
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021		113,000	116,673
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		103,000	102,743
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		123,000	118,311
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		120,000	120,300
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		20,000	20,550
CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019		43,000	45,911
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5 1/8s, 2021		20,000	19,950
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2022		24,000	24,960
CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	534,523
ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	105,000	138,594
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$170,000	154,913
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		140,000	137,550
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		120,000	118,500
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		95,000	90,725
Envision Healthcare Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022		50,000	49,250
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019		100,000	105,270
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		197,000	193,553
HCA, Inc. sr. notes 6 1/2s, 2020		400,000	437,000
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		34,000	38,335
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		200,000	215,500
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		83,000	86,943
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		54,000	55,350
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		185,000	186,850
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		175,000	187,688
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		164,000	165,620
Johnson & Johnson sr. unsec. notes 5.15s, 2018		542,000	610,055
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		240,000	260,400

Dynamic Asset Allocation Balanced Fund     69

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Health care cont.
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	$746,000	$736,272
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	150,000	159,375
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R	444,000	451,770
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	157,000	163,673
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037	95,000	117,052
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021	37,000	40,053
Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022	123,000	124,230
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	240,000	240,600
Service Corp. International/US sr. unsec. unsub. notes 6 3/4s, 2016	322,000	338,905
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	100,000	104,750
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	70,000	68,600
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	54,000	52,650
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	82,000	78,515
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	223,000	235,823
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	130,000	137,475
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	23,000	22,828
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III, LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)	295,000	300,193
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	84,000	90,510
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	387,000	439,874
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	712,107
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	550,000	510,702
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	545,000	528,759
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	20,000	20,900
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018	53,000	54,723
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	184,000	189,060
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	80,000	84,400
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	10,000	9,963
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	127,000	129,223
		15,723,569

70     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Technology (0.7%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	$155,000	$160,813
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	200,000	202,000
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	175,000	162,224
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	335,000	337,508
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	25,000	24,968
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	67,000	58,625
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	223,000	216,310
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017	825,000	865,236
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	392,000	391,738
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	865,000	861,382
Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019	35,000	37,013
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	120,000	126,455
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	24,000	28,740
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	123,000	142,373
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	594,000	629,640
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	10,704	11,373
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	68,000	75,480
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	100,000	98,250
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	124,000	125,860
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	178,771
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	737,000	756,994
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	315,000	373,952
Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	255,000	279,571
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	850,000	780,468
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	870,000	867,181
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	53,000	56,578
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	104,000	106,600
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	81,000	94,163
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	190,000	196,650
Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	98,975
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	609,341
Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	243,726
Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	485,000	462,849
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	565,000	563,588
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	73,000	73,000

Dynamic Asset Allocation Balanced Fund     71

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Technology cont.
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	$92,000	$96,600
Xerox Corp. sr. unsec. notes 6 3/4s, 2039	79,000	96,989
Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	146,781
		10,638,765
Transportation (0.2%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	116,000	121,220
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	269,476
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	155,000	182,787
CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	480,000	451,129
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	288,221	337,219
FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022	95,000	91,384
Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes 2.35s, 2020	60,000	57,487
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	110,000	106,501
Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	163,000	171,150
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	340,000	340,000
United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	108,266	118,010
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	145,000	145,725
		2,392,088
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	67,000	76,883
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	260,000	291,850
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	164,000	183,680
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	44,000	41,855
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	174,106
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	83,547
Beaver Valley Funding Corp. sr. bonds 9s, 2017	18,000	19,077
Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016	404,000	436,831
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	260,000	252,525
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	30,000	31,650
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	24,000	24,960
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	50,000	59,680
Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	133,000	166,189
Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018	634,000	756,846
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	275,000	270,407
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	174,000	184,440
Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	592,132
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	415,000	519

72     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Utilities and power cont.
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	$255,000	$264,859
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	1,405,000	1,457,688
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	120,000	159,525
Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s, 2019 (France)	375,000	439,660
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	1,700,000	1,723,375
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	135,000	159,469
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	76,000	84,550
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	210,817
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	166,421
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	490,000	503,202
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	74,000	76,590
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	65,000	68,738
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	187,000	203,830
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	517,000	513,988
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	81,000	81,323
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	137,000	142,480
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	33,000	34,320
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	342,671
Kansas Gas and Electric Co. bonds 5.647s, 2021	49,351	52,300
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	123,000	120,951
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 4 1/4s, 2024	182,000	180,000
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	599,000	591,269
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	200,000	208,500
Kinder Morgan, Inc./DE sr. unsec. notes 7s, 2017	350,000	385,875
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	107,000	131,343
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)	200,000	268,043
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	188,107
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	400,000	520,180
Nevada Power Co. mtge. notes 7 1/8s, 2019	265,000	318,046
NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022	165,000	193,197
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	735,000	790,125
NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	450,000	430,121

Dynamic Asset Allocation Balanced Fund     73

CORPORATE BONDS AND NOTES (16.0%)* cont.	Principal amount	Value
Utilities and power cont.
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	$170,000	$182,374
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	255,000	314,316
Potomac Edison Co. 144A sr. bonds 5.8s, 2016	456,000	487,054
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	655,000	694,870
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.4s, 2023	20,000	19,707
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	197,599
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	629,000	658,878
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	114,000	118,560
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	77,000	77,963
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	65,000	64,025
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	97,000	93,848
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	150,000	149,250
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	10,000	10,345
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	64,000	53,600
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s, 2067 (Canada)	180,000	185,850
Union Electric Co. sr. notes 6.4s, 2017	320,000	358,993
West Penn Power Co. 144A sr. bonds 5.95s, 2017	75,000	83,879
		18,409,851
Total corporate bonds and notes (cost $234,991,875)		$243,726,406

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (11.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.7%)
Government National Mortgage Association Pass-Through Certificates 3s, TBA, October 1, 2044	$26,000,000	$26,168,594
		26,168,594
U.S. Government Agency Mortgage Obligations (9.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044	590,157	644,516
4s, June 1, 2043	177,962	188,688
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, October 1, 2044	39,000,000	44,082,188
4 1/2s, TBA, October 1, 2044	1,000,000	1,078,984
4s, TBA, October 1, 2044	71,000,000	74,821,795
3 1/2s, TBA, October 1, 2029	26,000,000	27,328,439
3s, TBA, October 1, 2044	2,000,000	1,971,094
		150,115,704
Total U.S. government and agency mortgage obligations (cost $176,125,979)		$176,284,298

74     Dynamic Asset Allocation Balanced Fund

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 3.375%, May 15, 2044 [i]	$130,000	$135,866
U.S. Treasury Notes 3.500%, May 15, 2020 [i]	20,000	21,943
Total U.S. treasury obligations (cost $157,809)		$157,809

MORTGAGE-BACKED SECURITIES (3.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.4%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.175s, 2037	$196,253	$281,260
IFB Ser. 2979, Class AS, 23.71s, 2034	16,835	21,675
IFB Ser. 3072, Class SM, 23.233s, 2035	105,442	148,882
IFB Ser. 3072, Class SB, 23.087s, 2035	108,052	151,526
IFB Ser. 3249, Class PS, 21.768s, 2036	132,023	178,255
IFB Ser. 2990, Class LB, 16.553s, 2034	238,929	308,720
IFB Ser. 326, Class S2, IO, 5.796s, 2044	1,171,932	277,755
IFB Ser. 310, Class S4, IO, 5.796s, 2043	767,848	196,078
IFB Ser. 311, Class S1, IO, 5.796s, 2043	1,877,100	417,655
IFB Ser. 308, Class S1, IO, 5.796s, 2043	1,031,244	257,770
Ser. 3391, PO, zero %, 2037	15,543	13,202
Ser. 3206, Class EO, PO, zero %, 2036	11,031	9,729
FRB Ser. 3117, Class AF, zero %, 2036	9,380	7,762
FRB Ser. 3326, Class WF, zero %, 2035	4,884	3,758
FRB Ser. 3036, Class AS, zero %, 2035	3,275	3,183
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.973s, 2036	74,647	138,234
IFB Ser. 05-45, Class DA, 23.854s, 2035	468,381	688,095
IFB Ser. 07-53, Class SP, 23.634s, 2037	153,995	224,812
IFB Ser. 05-75, Class GS, 19.787s, 2035	91,831	121,068
IFB Ser. 05-106, Class JC, 19.645s, 2035	77,318	113,152
IFB Ser. 05-83, Class QP, 16.992s, 2034	43,730	55,342
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,757,610	391,068
Ser. 07-14, Class KO, PO, zero %, 2037	55,979	48,862
Ser. 06-125, Class OX, PO, zero %, 2037	4,683	4,194
Ser. 06-84, Class OT, PO, zero %, 2036	6,565	5,829
Ser. 06-46, Class OC, PO, zero %, 2036	11,869	10,375
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.997s, 2042	1,800,571	298,643
Ser. 10-9, Class UI, IO, 5s, 2040	1,314,421	295,113
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	68,552	12,353
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	275,154	59,971
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,003,437	284,328
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,097,071	114,983
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,313,879	129,785
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	2,912,087	390,307
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	4,750,809	618,745
Ser. 06-36, Class OD, PO, zero %, 2036	7,075	6,203
		6,288,672

Dynamic Asset Allocation Balanced Fund     75

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities (2.3%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-3, Class A3, 5.79s, 2049	$665,484	$667,301
FRB Ser. 07-2, Class A2, 5.634s, 2049	40,390	40,491
Ser. 06-6, Class AJ, 5.421s, 2045	777,000	799,443
Ser. 06-5, Class A3, 5.39s, 2047	499,000	503,366
Ser. 05-4, Class B, 5.118s, 2045	371,000	374,710
Ser. 05-3, Class A3A, 4.621s, 2043	284,185	284,185
Ser. 07-1, Class XW, IO, 0.493s, 2049	5,678,006	54,418
Banc of America Commercial Mortgage Trust 144A Ser. 07-5, Class XW, IO, 0.529s, 2051	14,315,152	135,922
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.576s, 2041	338,000	338,845
Ser. 04-4, Class XC, IO, 0.698s, 2042	1,493,654	3,471
Ser. 04-5, Class XC, IO, 0.618s, 2041	1,620,101	6,944
Ser. 02-PB2, Class XC, IO, 0.416s, 2035	788,167	398
Bear Stearns Commercial Mortgage Securities Trust Ser. 04-PR3I, Class X1, IO, 0.724s, 2041	338,939	949
Bear Stearns Commercial Mortgage Securities Trust 144A Ser. 06-PW14, Class X1, IO, 0.832s, 2038	8,841,685	126,171
Citigroup Commercial Mortgage Trust
FRB Ser. 05-C3, Class AJ, 4.96s, 2043	284,000	284,321
Ser. 14-GC23, Class XA, IO, 1.304s, 2047	4,152,743	335,583
Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO, 0.735s, 2049	67,642,224	773,151
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.552s, 2049	38,806,292	282,122
Ser. 07-CD4, Class XW, IO, 0.552s, 2049	6,865,897	57,262
Ser. 07-CD5, Class XS, IO, 0.077s, 2044	2,522,015	11,403
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	548,000	584,343
FRB Ser. 05-LP5, Class D, 5.254s, 2043	735,000	749,165
FRB Ser. 14-CR18, Class C, 4.898s, 2047	954,000	966,598
Ser. 14-CR16, Class XA, IO, 1.442s, 2047	2,925,870	225,373
Ser. 14-LC17, Class XA, IO, 1.043s, 2047	4,936,000	307,729
Ser. 06-C8, Class XS, IO, 0.706s, 2046	31,808,261	300,983
COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class E, 3.719s, 2046	456,000	336,980
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049	160,000	147,182
Credit Suisse Commercial Mortgage Trust 144A Ser. 07-C2, Class AX, IO, 0.22s, 2049	39,909,559	139,683
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	237,939	257,569
Ser. 03-C3, Class AX, IO, 1.772s, 2038	309,424	13
Ser. 02-CP3, Class AX, IO, 1.471s, 2035	295,519	1,789
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	279,825	281,268
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.003s, 2020	688,420	10,595
First Union National Bank-Bank of America Commercial Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	147,714	1,080

76     Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.5%)*cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
GE Business Loan Trust 144A Ser. 04-2, Class D, 2.904s, 2032 F	$33,153	$27,849
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B, 4.846s, 2048	594,000	605,970
GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.381s, 2049	51,399,085	266,247
Ser. 05-C3, Class XC, IO, 0.282s, 2045	138,274,654	126,725
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 05-C1, Class X1, IO, 0.765s, 2043	7,862,831	17,369
Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042	301,000	302,749
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	1,737,000	1,737,834
Ser. 13-GC10, Class XA, IO, 1.888s, 2046	4,830,962	483,579
FRB Ser. 14-GC24, Class XA, 0.904s, 2047	5,486,000	337,514
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.726s, 2044	442,000	472,732
Ser. 06-GG6, Class XC, IO, 0.142s, 2038	18,491,404	9,283
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	241,000	246,512
FRB Ser. 07-LD12, Class A3, 6 1/8s, 2051	110,481	110,757
Ser. 06-LDP8, Class B, 5.52s, 2045	280,000	281,523
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045	930,000	959,211
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	326,000	328,696
FRB Ser. 13-C10, Class C, 4.298s, 2047	700,000	704,373
Ser. 06-LDP8, Class X, IO, 0.723s, 2045	10,824,797	96,525
Ser. 07-LDPX, Class X, IO, 0.487s, 2049	20,377,696	260,936
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.379s, 2051	298,000	280,403
FRB Ser. 12-C6, Class E, 5.381s, 2045	163,000	166,377
FRB Ser. 12-C8, Class D, 4.822s, 2045	528,000	541,202
FRB Ser. 12-LC9, Class D, 4.573s, 2047	350,000	352,663
Ser. 05-CB12, Class X1, IO, 0.501s, 2037	7,019,039	14,010
Ser. 06-LDP6, Class X1, IO, 0.249s, 2043	18,643,861	33,261
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	78,213	82,515
Ser. 98-C4, Class G, 5.6s, 2035	2,420	2,418
Ser. 98-C4, Class H, 5.6s, 2035	223,000	230,898
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.32s, 2041	486,000	535,139
Ser. 06-C7, Class A2, 5.3s, 2038	462,723	470,959
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	322,000	332,364
Ser. 04-C6, Class E, 5.177s, 2036	125,805	125,740
Ser. 07-C2, Class XW, IO, 0.739s, 2040	2,595,749	33,179
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C4, Class H, 6.702s, 2036	500,000	498,600
Ser. 06-C7, Class XCL, IO, 0.849s, 2038	13,600,530	165,478
Ser. 06-C7, Class XW, IO, 0.849s, 2038	7,230,374	87,972
Ser. 05-C2, Class XCL, IO, 0.473s, 2040	16,524,856	18,987
Ser. 05-C7, Class XCL, IO, 0.37s, 2040	22,190,166	36,569

Dynamic Asset Allocation Balanced Fund     77

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	$6,437	$1
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 6.028s, 2050	118,109	118,283
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.046s, 2039	930,180	1,803
Ser. 05-MCP1, Class XC, IO, 0.765s, 2043	9,361,014	20,014
Mezz Cap Commercial Mortgage Trust 144A
Ser. 05-C3, Class X, IO, 6.527s, 2044	430,657	23,643
Ser. 06-C4, Class X, IO, 6.465s, 2045	1,503,327	150,483
Ser. 07-C5, Class X, IO, 5.939s, 2049	286,679	15,509
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.565s, 2046	488,000	494,100
Ser. 14-C17, Class XA, IO, 1.448s, 2047	2,017,743	164,063
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 13-C11, Class D, 4.565s, 2046	1,400,000	1,306,060
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.773s, 2049	182,458	182,686
FRB Ser. 07-HQ12, Class A2FX, 5.773s, 2049	120,499	120,446
Ser. 07-IQ14, Class A2, 5.61s, 2049	310,608	311,401
Ser. 07-HQ11, Class C, 5.558s, 2044	352,000	350,068
Ser. 06-HQ10, Class AJ, 5.389s, 2041	258,000	260,234
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.356s, 2049	287,000	295,002
Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	727,483	727,840
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	412,631	103,158
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	326,000	344,905
Ser. 12-C4, Class XA, IO, 2.009s, 2045	3,579,988	376,167
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.53s, 2048	57,182,182	438,587
Ser. 07-C34, IO, 0.465s, 2046	8,452,974	68,723
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.548s, 2042	480,000	479,981
Ser. 05-C18, Class XC, IO, 0.479s, 2042	14,772,719	37,966
Ser. 06-C26, Class XC, IO, 0.185s, 2045	11,359,827	14,200
Wells Fargo Commercial Mortgage Trust Ser. 14-LC16, Class XA, IO, 1.655s, 2050	3,796,504	345,254
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.438s, 2046	976,000	886,180
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C19, Class C, 4.646s, 2047	1,125,000	1,132,425
Ser. 13-C14, Class XA, IO, 1.055s, 2046	8,112,422	448,049
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.823s, 2044	263,000	279,971
FRB Ser. 11-C2, Class D, 5.647s, 2044	2,001,000	2,121,440
FRB Ser. 12-C8, Class E, 5.039s, 2045	448,000	449,960
FRB Ser. 12-C7, Class E, 5.001s, 2045	363,000	363,567
78     Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 4.787s, 2046	$664,000	$632,958
Ser. 14-C19, Class D, 4.234s, 2047	215,000	197,195
Ser. 12-C10, Class XA, IO, 1.952s, 2045	3,507,493	356,291
Ser. 13-C12, Class XA, IO, 1.643s, 2048	7,024,627	588,846
		34,983,383
Residential mortgage-backed securities (non-agency) (0.8%)
Barclays Capital, LLC Trust FRB Ser. 12-RR10, Class 9A2, 2.664s, 2035	170,000	158,967
Barclays Capital, LLC Trust 144A
FRB Ser. 14-RR2, Class 2A1, 3 1/2s, 2036	1,165,700	1,152,877
FRB Ser. 14-RR1, Class 2A2, 2.374s, 2036	472,304	398,530
Bear Stearns Alt-A Trust FRB Ser. 05-8, Class 11A1, 0.695s, 2035	327,771	292,339
Countrywide Alternative Loan Trust
Ser. 05-28CB, Class 2A7, 5 3/4s, 2035	2,035,537	1,893,049
FRB Ser. 05-27, Class 2A1, 1.467s, 2035	471,376	381,815
FRB Ser. 05-51, Class 1A1, 0.474s, 2035	1,042,748	876,534
FRB Ser. 07-OA10, Class 2A1, 0.405s, 2047	573,582	478,941
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 13-5R, Class 1A6, 0.405s, 2036	650,000	533,000
Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1, 0.917s, 2046	656,694	446,552
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.187s, 2046	1,619,747	1,465,871
FRB Ser. 06-AR3, Class A1B, 1.117s, 2046	660,370	540,183
FRB Ser. 05-AR13, Class A1C3, 0.645s, 2045	595,040	526,610
FRB Ser. 05-AR9, Class A1C3, 0.635s, 2045	631,205	577,552
FRB Ser. 05-AR13, Class A1B3, 0.515s, 2045	550,459	491,285
FRB Ser. 05-AR15, Class A1B3, 0.495s, 2045	901,830	791,806
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.315s, 2047	725,000	551,000
		11,556,911
Total mortgage-backed securities (cost $48,843,273)		$52,828,966

ASSET-BACKED SECURITIES (1.7%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-3, Class A, 1.056s, 2016	$16,127,000	$16,127,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.054s, 2016	10,170,000	10,170,000
Total asset-backed securities (cost $26,297,000)		$26,297,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)*	Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †	$539,785	$450,720
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	115,000	102,350
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)	2,721,000	2,530,530
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)	1,152,475	914,489

Dynamic Asset Allocation Balanced Fund     79

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)* cont.		Principal amount	Value
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		$1,770,774	$1,518,439
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		470,000	499,986
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	5,212	1,973,369
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		$200,000	213,000
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		200,000	212,000
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		175,000	140,910
Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		475,000	457,781
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		360,000	332,780
Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		200,000	194,650
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		91,700	102,819
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)		790,000	795,925
Total foreign government and agency bonds and notes (cost $10,950,054)			$10,439,748

SENIOR LOANS (0.2%)*[c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	$1,232,688	$1,120,865
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	94,763	89,639
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	354,113	334,990
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	32,975	32,621
First Data Corp. bank term loan FRN 4.155s, 2021	68,903	67,848
First Data Corp. bank term loan FRN Ser. B, 3.655s, 2018	647,458	634,239
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	207,975	204,133
Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 4s, 2018	170,218	168,481
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	722,336	534,528
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	7,413	5,486
Total senior loans (cost $3,378,084)		$3,192,830

INVESTMENT COMPANIES (0.1%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	12,243	$177,034
iShares MSCI EAFE ETF	2,351	150,746
iShares Russell 2000 Value ETF	7,866	735,943
Market Vectors Vietnam ETF (Vietnam)	9,200	201,480
SPDR S&P 500 ETF Trust	801	157,813
Total investment companies (cost $1,404,956)		$1,423,016

80     Dynamic Asset Allocation Balanced Fund

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	554	$554,519
GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	5,340	142,097
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	22,450	491,880
M/I Homes, Inc. Ser. A, $2.438 pfd.	4,703	120,632
Total preferred stocks (cost $1,076,703)		$1,309,128

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	7,508	$165,410
United Technologies Corp. $3.75 cv. pfd.	2,600	153,114
Total convertible preferred stocks (cost $267,227)		$318,524

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$62,000	$78,198
Jazz Technologies, Inc. 144A cv. company guaranty unsec. notes 8s, 2018	111,000	130,356
Total convertible bonds and notes (cost $163,724)		$208,554

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value
IL State G.O. Bonds, 4.421s, 1/1/15	$105,000	$105,968
Total municipal bonds and notes (cost $105,000)		$105,968

PURCHASED OPTIONS OUTSTANDING (—%)*	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Nov-14/$39.00	$38,258	$19,129
SPDR S&P 500 ETF Trust (Put)	Nov-14/185.00	20,430	26,968
Total purchased options outstanding (cost $46,097)			$46,097

WARRANTS (—%)*†	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	50,760	$—
Total warrants (cost $10,152)				$—

SHORT-TERM INVESTMENTS (21.9%)*	Principal amount/shares	Value
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.04%, January 14, 2015	$15,250,000	$15,249,207
Putnam Cash Collateral Pool, LLC 0.16% [d]	Shares 6,702,753	6,702,753
Putnam Money Market Liquidity Fund 0.06% L	Shares 14,564,993	14,564,993
Putnam Short Term Investment Fund 0.06% L	Shares 282,681,656	282,681,656
SSgA Prime Money Market Fund 0.01% P	Shares 1,310,000	1,310,000
U.S. Treasury Bills with effective yields ranging from 0.09% to 0.13%, October 16, 2014 # §	$5,150,000	5,149,763
U.S. Treasury Bills with an effective yield of 0.02%, October 23, 2014 # §	9,413,000	9,412,879
Total short-term investments (cost $335,070,046)		$335,071,251

TOTAL INVESTMENTS
Total investments (cost $1,558,869,536)	$1,700,683,957

Dynamic Asset Allocation Balanced Fund     81

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,526,985,939.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $273,051, or less than 0.1% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

82     Dynamic Asset Allocation Balanced Fund

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
UR

At the reporting period end, 1,400 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $385,301,307 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $262,116,482)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	12/17/14	$1,648,424	$1,678,987	$(30,563)
	British Pound	Sell	12/17/14	1,648,424	1,660,133	11,709
	Euro	Sell	12/17/14	546,566	609,950	63,384
	Swiss Franc	Sell	12/17/14	1,405,034	1,459,749	54,715
Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	409,293	483,498	(74,205)
	British Pound	Sell	12/17/14	3,007,664	3,033,418	25,754
	Canadian Dollar	Sell	10/15/14	754,246	780,635	26,389
	Chinese Yuan (Offshore)	Buy	11/19/14	1,504,839	1,502,562	2,277
	Czech Koruna	Sell	12/17/14	714,333	738,442	24,109
	Euro	Sell	12/17/14	6,157,931	6,399,825	241,894
	Hong Kong Dollar	Sell	11/19/14	1,205,637	1,208,265	2,628
	Japanese Yen	Buy	11/19/14	287,354	306,833	(19,479)
	Japanese Yen	Sell	11/19/14	287,354	303,432	16,078
	Mexican Peso	Sell	10/15/14	1,515,761	1,530,113	14,352
	New Zealand Dollar	Buy	10/15/14	15,125	48,763	(33,638)
	Norwegian Krone	Buy	12/17/14	1,775,930	1,838,555	(62,625)
	Norwegian Krone	Sell	12/17/14	1,775,930	1,791,090	15,160
	Singapore Dollar	Sell	11/19/14	763,563	780,715	17,152

Dynamic Asset Allocation Balanced Fund     83

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $262,116,482) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	South African Rand	Buy	10/15/14	$1,715,207	$1,806,569	$(91,362)
	South African Rand	Sell	10/15/14	1,715,207	1,770,289	55,082
	Swedish Krona	Buy	12/17/14	860,713	837,689	23,024
	Swiss Franc	Sell	12/17/14	1,314,573	1,366,018	51,445
	Turkish Lira	Sell	12/17/14	1,478,638	1,510,489	31,851
Citibank, N.A.
	Australian Dollar	Buy	10/15/14	2,789,299	2,962,375	(173,076)
	Brazilian Real	Buy	10/2/14	7,012,399	7,410,092	(397,693)
	Brazilian Real	Sell	10/2/14	7,012,399	7,310,173	297,774
	Brazilian Real	Buy	1/5/15	3,204,806	3,218,943	(14,137)
	Chilean Peso	Buy	10/15/14	851,285	893,942	(42,657)
	Chilean Peso	Sell	10/15/14	851,285	908,698	57,413
	Danish Krone	Sell	12/17/14	1,340,107	1,394,586	54,479
	Euro	Sell	12/17/14	3,602,152	3,789,730	187,578
	Japanese Yen	Sell	11/19/14	1,398,177	1,507,780	109,603
	Mexican Peso	Buy	10/15/14	987,533	1,018,474	(30,941)
	Mexican Peso	Sell	10/15/14	987,533	1,012,416	24,883
	New Zealand Dollar	Sell	10/15/14	984,141	1,116,036	131,895
	Norwegian Krone	Buy	12/17/14	1,743,037	1,805,212	(62,175)
	Norwegian Krone	Sell	12/17/14	1,743,037	1,754,065	11,028
	Swiss Franc	Sell	12/17/14	1,381,030	1,435,201	54,171
Credit Suisse International
	Australian Dollar	Buy	10/15/14	1,373,437	1,486,002	(112,565)
	British Pound	Sell	12/17/14	2,753,799	2,821,148	67,349
	Canadian Dollar	Sell	10/15/14	1,724,859	1,827,255	102,396
	Euro	Sell	12/17/14	3,157,064	3,327,182	170,118
	Indian Rupee	Sell	11/19/14	112,391	113,000	609
	Japanese Yen	Sell	11/19/14	6,493,440	6,951,455	458,015
	Mexican Peso	Buy	10/15/14	874,647	896,827	(22,180)
	Mexican Peso	Sell	10/15/14	874,647	899,215	24,568
	New Zealand Dollar	Sell	10/15/14	1,116,913	1,172,446	55,533
	Norwegian Krone	Sell	12/17/14	1,349,524	1,382,562	33,038
	Singapore Dollar	Buy	11/19/14	116,090	118,707	(2,617)
	Singapore Dollar	Sell	11/19/14	116,090	118,674	2,584
	Swedish Krona	Buy	12/17/14	2,283,359	2,319,535	(36,176)
	Swedish Krona	Sell	12/17/14	2,283,359	2,344,002	60,643
	Swiss Franc	Sell	12/17/14	7,225,904	7,507,869	281,965
	Turkish Lira	Sell	12/17/14	1,477,001	1,509,235	32,234
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	1,634,723	1,691,606	(56,883)
	Euro	Sell	12/17/14	10,651,270	11,047,443	396,173
	Japanese Yen	Sell	11/19/14	658,373	703,089	44,716
	New Zealand Dollar	Buy	10/15/14	2,593,786	2,893,505	(299,719)

84     Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $262,116,482) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG cont.
	New Zealand Dollar	Sell	10/15/14	$2,593,786	$2,826,698	$232,912
	Norwegian Krone	Sell	12/17/14	378,502	429,961	51,459
	Swedish Krona	Buy	12/17/14	1,379,514	1,385,155	(5,641)
	Swedish Krona	Sell	12/17/14	1,379,514	1,419,096	39,582
	Swiss Franc	Sell	12/17/14	1,426,208	1,482,143	55,935
Goldman Sachs International
	Australian Dollar	Buy	10/15/14	1,387,258	1,451,550	(64,292)
	Canadian Dollar	Sell	10/15/14	1,394,329	1,438,512	44,183
	Euro	Sell	12/17/14	3,241,356	3,428,633	187,277
	Japanese Yen	Sell	11/19/14	2,650,304	2,856,157	205,853
	Norwegian Krone	Buy	12/17/14	1,517,143	1,523,091	(5,948)
	Norwegian Krone	Sell	12/17/14	1,517,143	1,533,257	16,114
	Swedish Krona	Buy	12/17/14	761,900	768,417	(6,517)
	Swedish Krona	Sell	12/17/14	761,900	762,406	506
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/15/14	359,870	344,266	(15,604)
	British Pound	Sell	12/17/14	10,692	10,884	192
	Canadian Dollar	Sell	10/15/14	2,242,835	2,283,031	40,196
	Euro	Buy	12/17/14	1,475,790	1,533,450	(57,660)
	Euro	Sell	12/17/14	1,475,790	1,492,110	16,320
	Japanese Yen	Buy	11/19/14	259,625	274,165	(14,540)
	Japanese Yen	Sell	11/19/14	259,625	277,270	17,645
	Swedish Krona	Sell	12/17/14	508,810	574,318	65,508
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	2,312,650	2,454,211	(141,561)
	Brazilian Real	Buy	10/2/14	4,645,940	4,879,850	(233,910)
	Brazilian Real	Sell	10/2/14	4,645,940	4,775,502	129,562
	Brazilian Real	Buy	1/5/15	3,205,682	3,222,623	(16,941)
	British Pound	Buy	12/17/14	1,977,298	2,010,896	(33,598)
	British Pound	Sell	12/17/14	1,977,298	1,997,504	20,206
	Canadian Dollar	Sell	10/15/14	1,819,831	1,920,240	100,409
	Czech Koruna	Sell	12/17/14	714,333	738,597	24,264
	Euro	Sell	12/17/14	9,839,951	10,227,396	387,445
	Hungarian Forint	Buy	12/17/14	924,249	929,831	(5,582)
	Hungarian Forint	Sell	12/17/14	924,249	949,510	25,261
	Indian Rupee	Sell	11/19/14	57,529	57,823	294
	Japanese Yen	Sell	11/19/14	1,223,324	1,357,870	134,546
	Mexican Peso	Sell	10/15/14	1,840,524	1,873,121	32,597
	New Taiwan Dollar	Sell	11/19/14	1,443,873	1,465,719	21,846
	New Zealand Dollar	Sell	10/15/14	1,377,391	1,513,330	135,939
	Norwegian Krone	Buy	12/17/14	247,285	292,275	(44,990)
	Singapore Dollar	Buy	11/19/14	543,453	555,558	(12,105)

Dynamic Asset Allocation Balanced Fund     85

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $262,116,482) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Singapore Dollar	Sell	11/19/14	$543,453	$555,616	$12,163
	Swedish Krona	Sell	12/17/14	265,504	273,168	7,664
	Swiss Franc	Sell	12/17/14	2,836,588	2,947,564	110,976
Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/17/14	764,674	769,313	(4,639)
	British Pound	Sell	12/17/14	764,674	770,073	5,399
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/15/14	725,251	755,435	(30,184)
	Brazilian Real	Buy	10/2/14	6,905,321	7,324,333	(419,012)
	Brazilian Real	Sell	10/2/14	6,905,321	7,251,226	345,905
	Brazilian Real	Buy	1/5/15	2,721,593	2,740,035	(18,442)
	British Pound	Buy	12/17/14	947,094	964,415	(17,321)
	British Pound	Sell	12/17/14	947,094	961,976	14,882
	Canadian Dollar	Sell	10/15/14	1,535,092	1,600,125	65,033
	Chilean Peso	Buy	10/15/14	39,825	41,281	(1,456)
	Chilean Peso	Sell	10/15/14	39,825	42,632	2,807
	Euro	Buy	12/17/14	773,406	784,008	(10,602)
	Japanese Yen	Sell	11/19/14	1,313,648	1,402,876	89,228
	New Taiwan Dollar	Buy	11/19/14	26,082	26,495	(413)
	New Zealand Dollar	Sell	10/15/14	636,342	779,543	143,201
	Norwegian Krone	Buy	12/17/14	2,390,634	2,515,218	(124,584)
	Singapore Dollar	Buy	11/19/14	215,876	220,739	(4,863)
	Singapore Dollar	Sell	11/19/14	215,876	220,681	4,805
	Swedish Krona	Sell	12/17/14	1,730,641	1,808,173	77,532
	Swiss Franc	Sell	12/17/14	3,620,971	3,736,813	115,842
UBS AG
	Australian Dollar	Sell	10/15/14	2,766,380	2,977,861	211,481
	British Pound	Sell	12/17/14	7,144,681	7,275,532	130,851
	Canadian Dollar	Sell	10/15/14	1,879,636	1,971,483	91,847
	Japanese Yen	Sell	11/19/14	1,274,535	1,360,830	86,295
WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	1,504,648	1,595,471	(90,823)
	Australian Dollar	Sell	10/15/14	1,504,648	1,538,953	34,305
	Canadian Dollar	Sell	10/15/14	1,500,549	1,532,082	31,533
	Euro	Sell	12/17/14	7,310,206	7,621,872	311,666
	Japanese Yen	Sell	11/19/14	5,061,264	5,411,886	350,622
	New Zealand Dollar	Sell	10/15/14	868,687	907,849	39,162
Total						$4,661,099

86     Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index Mini (Short)	170	$15,637,450	Dec-14	$435,710
Russell 2000 Index Mini (Long)	395	43,315,700	Dec-14	(2,472,933)
Russell 2000 Index Mini (Short)	67	7,347,220	Dec-14	419,286
S&P 500 Index (Long)	10	4,913,750	Dec-14	(58,513)
S&P 500 Index E-Mini (Long)	873	85,794,075	Dec-14	(946,769)
S&P 500 Index E-Mini (Short)	652	64,075,300	Dec-14	704,486
S&P Mid Cap 400 Index E-Mini (Long)	86	11,742,440	Dec-14	(501,424)
S&P Mid Cap 400 Index E-Mini (Short)	79	10,786,660	Dec-14	463,986
SPI 200 Index (Long)	256	29,603,402	Dec-14	25,161
Tokyo Price Index (Short)	81	9,796,809	Dec-14	51,366
U.S. Treasury Bond 30 yr (Long)	135	18,617,344	Dec-14	(158,092)
U.S. Treasury Bond 30 yr (Short)	32	4,413,000	Dec-14	38,025
U.S. Treasury Bond Ultra 30 yr (Long)	67	10,217,500	Dec-14	(79,690)
U.S. Treasury Bond Ultra 30 yr (Short)	2	305,000	Dec-14	(2,832)
U.S. Treasury Note 2 yr (Long)	201	43,987,594	Dec-14	(5,538)
U.S. Treasury Note 2 yr (Short)	151	33,045,406	Dec-14	2,104
U.S. Treasury Note 5 yr (Long)	501	59,247,164	Dec-14	(153,608)
U.S. Treasury Note 5 yr (Short)	56	6,622,438	Dec-14	17,394
U.S. Treasury Note 10 yr (Long)	285	35,522,578	Dec-14	(164,463)
U.S. Treasury Note 10 yr (Short)	10	1,246,406	Dec-14	7,950
Total				$(2,378,394)

WRITTEN OPTIONS OUTSTANDING at 9/30/14 (premiums $30,782)
	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Nov-14/$38.00	$38,258	$13,008
SPDR S&P 500 ETF Trust (Put)	Nov-14/180.00	20,430	17,774
Total			$30,782

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$117,439,000 E	$(11,226)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$5,757
55,726,000 E	144,609	12/17/19	3 month USD-LIBOR-BBA	2.25%	(5,151)
34,428,000 E	212,393	12/17/24	3 month USD-LIBOR-BBA	3.00%	(40,997)
6,112,000 E	(129,942)	12/17/44	3 month USD-LIBOR-BBA	3.50%	24,423
Total		$215,834	$(15,968)
E Extended effective date.

Dynamic Asset Allocation Balanced Fund     87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$85,723	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(196)
3,774,848	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(9,799)
239,186	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(621)
7,993	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	7
29,894	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	86
68,760	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	186
529,997	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,792
1,124,431	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,217
676,025	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,934
115,761	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	313
375,715	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,016
272,430	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	737
462,078	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,975)
78,243	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(412)
70,524	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(298)
35,219	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(149)

88     Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$35,219	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(149)
	70,697	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(298)
	183,673	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(775)
	70,697	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(298)
	65,766	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	188
	73,980	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(316)
	141,135	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(595)
	287,407	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(1,247)
Citibank, N.A.
	519,724	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,487
	508,193	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,454
baskets	520	—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	177,806
units	11,049	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	1,302,195
Credit Suisse International
	$2,974,453	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	10,984
	916,880	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,380)

Dynamic Asset Allocation Balanced Fund     89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$164,995	$—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	$30
25,085	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	23
212,942	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(486)
212,942	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(486)
2,364,701	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,139)
1,072,660	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,778)
40,051	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(171)
48,045	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(205)
619,431	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,608)
886,486	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,790)
Total	$—	$1,469,284

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$1,504	$22,000	5/11/63	300 bp	$1,431
CMBX NA BBB– Index	BBB–/P	2,953	49,000	5/11/63	300 bp	2,791
CMBX NA BBB– Index	BBB–/P	6,050	98,000	5/11/63	300 bp	5,727
CMBX NA BBB– Index	BBB–/P	5,757	101,000	5/11/63	300 bp	5,424

90     Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	$8,647	$78,000	5/11/63	300 bp	$8,390
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	230	12,000	5/11/63	300 bp	190
CMBX NA BBB– Index	BBB–/P	388	50,000	5/11/63	300 bp	223
CMBX NA BBB– Index	BBB–/P	708	61,000	5/11/63	300 bp	507
CMBX NA BBB– Index	BBB–/P	5,492	69,000	5/11/63	300 bp	5,264
CMBX NA BBB– Index	BBB–/P	9,717	86,000	5/11/63	300 bp	9,433
CMBX NA BBB– Index	BBB–/P	7,022	88,000	5/11/63	300 bp	6,732
CMBX NA BBB– Index	BBB–/P	6,891	89,000	5/11/63	300 bp	6,597
CMBX NA BBB– Index	BBB–/P	5,855	89,000	5/11/63	300 bp	5,561
CMBX NA BBB– Index	BBB–/P	1,367	89,000	5/11/63	300 bp	1,074
CMBX NA BBB– Index	BBB–/P	2,738	90,000	5/11/63	300 bp	2,441
CMBX NA BBB– Index	BBB–/P	1,586	90,000	5/11/63	300 bp	1,289
CMBX NA BBB– Index	BBB–/P	7,212	99,000	5/11/63	300 bp	6,885
CMBX NA BBB– Index	BBB–/P	11,036	144,000	5/11/63	300 bp	10,561
CMBX NA BBB– Index	BBB–/P	7,551	184,000	5/11/63	300 bp	6,944
CMBX NA BB Index	—	(596)	114,000	5/11/63	(500 bp)	(508)
CMBX NA BB Index	—	2,429	92,000	5/11/63	(500 bp)	2,500
CMBX NA BB Index	—	1,361	88,000	5/11/63	(500 bp)	1,428
CMBX NA BB Index	—	(1,467)	84,000	5/11/63	(500 bp)	(1,403)
CMBX NA BB Index	—	837	81,000	5/11/63	(500 bp)	899
CMBX NA BB Index	—	880	44,000	5/11/63	(500 bp)	914
CMBX NA BB Index	—	(292)	38,000	5/11/63	(500 bp)	(263)
CMBX NA BB Index	—	(364)	38,000	5/11/63	(500 bp)	(335)
CMBX NA BB Index	—	(347)	38,000	5/11/63	(500 bp)	(317)
CMBX NA BB Index	—	(1,610)	83,000	5/11/63	(500 bp)	(1,546)
CMBX NA BBB– Index	BBB–/P	(132)	39,000	5/11/63	300 bp	(261)
CMBX NA BBB– Index	BBB–/P	(271)	45,000	5/11/63	300 bp	(420)

Dynamic Asset Allocation Balanced Fund     91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(429)	$45,000	5/11/63	300 bp	$(578)
CMBX NA BBB– Index	BBB–/P	480	79,000	5/11/63	300 bp	219
CMBX NA BBB– Index	BBB–/P	3,924	82,000	5/11/63	300 bp	3,654
CMBX NA BBB– Index	BBB–/P	(902)	90,000	5/11/63	300 bp	(1,199)
CMBX NA BBB– Index	BBB–/P	(300)	90,000	5/11/63	300 bp	(597)
CMBX NA BBB– Index	BBB–/P	(301)	90,000	5/11/63	300 bp	(598)
CMBX NA BBB– Index	BBB–/P	243	90,000	5/11/63	300 bp	(54)
CMBX NA BBB– Index	BBB–/P	(852)	91,000	5/11/63	300 bp	(1,152)
CMBX NA BBB– Index	BBB–/P	67	97,000	5/11/63	300 bp	(253)
CMBX NA BBB– Index	BBB–/P	336	97,000	5/11/63	300 bp	16
CMBX NA BBB– Index	BBB–/P	(1,770)	98,000	5/11/63	300 bp	(2,094)
CMBX NA BBB– Index	BBB–/P	2,356	99,000	5/11/63	300 bp	2,029
CMBX NA BBB– Index	BBB–/P	505	109,000	5/11/63	300 bp	109
CMBX NA BBB– Index	BBB–/P	12,467	117,000	5/11/63	300 bp	12,081
CMBX NA BBB– Index	BBB–/P	(1,356)	135,000	5/11/63	300 bp	(1,802)
CMBX NA BBB– Index	BBB–/P	(3,775)	195,000	5/11/63	300 bp	(4,419)
CMBX NA BBB– Index	BBB–/P	150	225,000	5/11/63	300 bp	(593)
CMBX NA BBB– Index	—	(5,311)	94,000	1/17/47	(300 bp)	(2,773)
CMBX NA BBB– Index	—	(4,365)	93,000	1/17/47	(300 bp)	(1,854)
Goldman Sachs International
CMBX NA BB Index	—	(1,113)	105,000	5/11/63	(500 bp)	(1,033)
CMBX NA BB Index	—	995	44,000	5/11/63	(500 bp)	1,029
CMBX NA BB Index	—	(365)	38,000	5/11/63	(500 bp)	(336)
CMBX NA BBB– Index	BBB–/P	(491)	45,000	5/11/63	300 bp	(639)
92     Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$971	$85,000	5/11/63	300 bp	$690
CMBX NA BBB– Index	BBB–/P	(842)	90,000	5/11/63	300 bp	(1,139)
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	(1,200)
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	(1,200)
CMBX NA BBB– Index	BBB–/P	(241)	90,000	5/11/63	300 bp	(538)
CMBX NA BBB– Index	BBB–/P	(361)	90,000	5/11/63	300 bp	(658)
CMBX NA BBB– Index	BBB–/P	(1,632)	98,000	5/11/63	300 bp	(1,955)
Total		$89,414	$81,315
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	—	$747,984	$11,185,020	6/20/19	(500 bp)	$65,888
NA IG Series 22 Index	BBB+/P	(170,894)	11,915,000	6/20/19	100 bp	23,273
NA IG Series 22 Index	BBB+/P	(93,695)	4,500,000	6/20/19	100 bp	(20,363)
NA IG Series 22 Index	BBB+/P	(24,239)	1,690,000	6/20/19	100 bp	3,301
NA IG Series 22 Index	BBB+/P	(346,083)	18,700,000	6/20/19	100 bp	(41,348)
NA IG Series 22 Index	BBB+/P	(47,067)	2,400,000	6/20/19	100 bp	(7,957)
NA IG Series 22 Index	BBB+/P	(17,648)	1,000,000	6/20/19	100 bp	(1,352)
NA IG Series 22 Index	BBB+/P	(101,907)	7,200,000	6/20/19	100 bp	15,424

Dynamic Asset Allocation Balanced Fund     93

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	—	$760,573	$11,272,140	6/20/19	(500 bp)	$73,164
NA HY Series 22 Index	—	817,414	12,296,790	6/20/19	(500 bp)	67,518
NA IG Series 22 Index	BBB+/P	(42,117)	2,550,000	6/20/19	100 bp	(561)
Total		$1,482,321	$176,987
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$29,824,195	$11,781,802	$45,603
Capital goods	54,122,261	8,409,121	—
Communication services	27,027,215	6,684,602	—
Conglomerates	9,185,156	2,866,336	—
Consumer cyclicals	79,246,945	20,471,455	—
Consumer staples	49,586,041	15,718,573	63,028
Energy	55,591,297	9,117,859	998
Financials	135,926,600	37,865,431	142,223
Health care	101,631,276	16,143,576	—
Technology	122,526,022	7,845,445	—
Transportation	13,434,606	2,686,460	—
Utilities and power	25,166,872	6,163,364	—
Total common stocks	703,268,486	145,754,024	251,852

94     Dynamic Asset Allocation Balanced Fund

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$26,297,000	$—
Convertible bonds and notes	—	208,554	—
Convertible preferred stocks	—	318,524	—
Corporate bonds and notes	—	243,726,401	5
Foreign government and agency bonds and notes	—	10,439,748	—
Investment companies	1,423,016	—	—
Mortgage-backed securities	—	52,828,966	—
Municipal bonds and notes	—	105,968	—
Preferred stocks	633,977	675,151	—
Purchased options outstanding	—	46,097	—
Senior loans	—	3,192,830	—
U.S. government and agency mortgage obligations	—	176,284,298	—
U.S. treasury obligations	—	157,809	—
Warrants	—	—	—
Short-term investments	298,556,649	36,514,602	—
Totals by level	$1,003,882,128	$696,549,972	$251,857

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$4,661,099	$—
Futures contracts	(2,378,394)	—	—
Written options outstanding	—	(30,782)	—
Interest rate swap contracts	—	(231,802)	—
Total return swap contracts	—	1,469,284	—
Credit default contracts	—	(1,313,433)	—
Totals by level	$(2,378,394)	$4,554,366	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund     95

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value, including $6,430,573 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,254,920,134)	$1,396,734,555
Affiliated issuers (identified cost $303,949,402) (Notes 1 and 5)	303,949,402
Cash	124,096
Foreign currency (cost $108,926) (Note 1)	108,163
Dividends, interest and other receivables	6,189,213
Receivable for shares of the fund sold	8,020,505
Receivable for investments sold	4,444,559
Receivable for sales of delayed delivery securities (Note 1)	5,094
Receivable for variation margin (Note 1)	317,823
Unrealized appreciation on forward currency contracts (Note 1)	7,605,018
Unrealized appreciation on OTC swap contracts (Note 1)	1,616,487
Premium paid on OTC swap contracts (Note 1)	31,291
Prepaid assets	33,325
Total assets	1,729,179,531
LIABILITIES
Payable for investments purchased	4,293,227
Payable for purchases of delayed delivery securities (Note 1)	177,582,453
Payable for shares of the fund repurchased	5,323,955
Payable for compensation of Manager (Note 2)	654,704
Payable for custodian fees (Note 2)	40,971
Payable for investor servicing fees (Note 2)	357,135
Payable for Trustee compensation and expenses (Note 2)	382,055
Payable for administrative services (Note 2)	2,080
Payable for distribution fees (Note 2)	921,005
Payable for variation margin (Note 1)	1,001,495
Unrealized depreciation on OTC swap contracts (Note 1)	65,888
Premium received on OTC swap contracts (Note 1)	120,705
Unrealized depreciation on forward currency contracts (Note 1)	2,943,919
Written options outstanding, at value (premiums $30,782) (Notes 1 and 3)	30,782
Collateral on securities loaned, at value (Note 1)	6,702,753
Collateral on certain derivative contracts, at value (Note 1)	1,467,809
Other accrued expenses	302,656
Total liabilities	202,193,592
Net assets	$1,526,985,939

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,301,588,493
Undistributed net investment income (Note 1)	9,657,851
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	69,948,325
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	145,791,270
Total — Representing net assets applicable to capital shares outstanding	$1,526,985,939
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

96     Dynamic Asset Allocation Balanced Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($1,114,098,921 divided by 75,858,277 shares)	$14.69
	Offering price per class A share (100/94.25 of $14.69)*	$15.59
	Net asset value and offering price per class B share ($78,865,088 divided by 5,389,865 shares)**	$14.63
	Net asset value and offering price per class C share ($142,815,536 divided by 9,933,269 shares)**	$14.38
	Net asset value and redemption price per class M share ($28,808,162 divided by 1,965,365 shares)	$14.66
	Offering price per class M share (100/96.50 of $14.66)*	$15.19
	Net asset value, offering price and redemption price per class R share ($14,744,315 divided by 1,010,767 shares)	$14.59
	Net asset value, offering price and redemption price per class R5 share ($36,173 divided by 2,458 shares)†	$14.71
	Net asset value, offering price and redemption price per class R6 share ($16,200,475 divided by 1,101,137 shares)	$14.71
	Net asset value, offering price and redemption price per class Y share ($131,417,269 divided by 8,934,949 shares)	$14.71
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund     97

Statement of operations Year ended 9/30/14
INVESTMENT INCOME
Interest (including interest income of $189,147 from investments in affiliated issuers) (Note 5)	$19,085,512
Dividends (net of foreign tax of $377,819)	17,530,033
Securities lending (Note 1)	36,854
Total investment income	36,652,399
EXPENSES
Compensation of Manager (Note 2)	7,543,158
Investor servicing fees (Note 2)	2,129,041
Custodian fees (Note 2)	173,957
Trustee compensation and expenses (Note 2)	91,048
Distribution fees (Note 2)	5,048,814
Administrative services (Note 2)	35,518
Other	700,872
Total expenses	15,722,408
Expense reduction (Note 2)	(27,856)
Net expenses	15,694,552
Net investment income	20,957,847

Net realized gain on investments (Notes 1 and 3)	138,027,435
Net increase payments by affiliates (Note 2)	3,854
Net realized gain on swap contracts (Note 1)	3,604,864
Net realized gain on futures contracts (Note 1)	18,933,292
Net realized loss on foreign currency transactions (Note 1)	(2,067,078)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	7,580,310
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(17,397,781)
Net gain on investments	148,684,896
Net increase in net assets resulting from operations	$169,642,743

The accompanying notes are an integral part of these financial statements.

98     Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$20,957,847	$21,510,727
Net realized gain on investments and foreign currency transactions	158,502,367	91,127,545
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(9,817,471)	41,920,981
Net increase in net assets resulting from operations	169,642,743	154,559,253
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(15,016,530)	(14,049,184)
Class B	(522,597)	(621,914)
Class C	(949,557)	(863,603)
Class M	(257,211)	(256,337)
Class R	(160,131)	(153,326)
Class R5	(1,592)	(201)
Class R6	(252,372)	(93,613)
Class Y	(2,026,529)	(3,044,880)
Increase (decrease) from capital share transactions (Note 4)	45,401,585	(114,702,305)
Total increase in net assets	195,857,809	20,773,890
NET ASSETS
Beginning of year	1,331,128,130	1,310,354,240
End of year (including undistributed net investment income of $9,657,851 and $6,161,301, respectively)	$1,526,985,939	$1,331,128,130

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund     99

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$13.19	.22	1.48	1.70	(.20)	(.20)	—	—	$14.69	12.94	$1,114,099.99		1.55	351[d]
September 30, 2013	11.89	.21	1.28	1.49	(.19)	(.19)	—	—	13.19	12.62	969,273	1.02	1.71	190[e]
September 30, 2012	9.99	.20	1.89	2.09	(.19)	(.19)	—	—	11.89	21.06	899,121	1.06	1.76	182[e]
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	—[f]	9.99	(.92)	843,218	1.06	1.91	158[e]
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	—[g]	—	10.47	12.62	931,461	1.10[h]	2.71[h]	138[e]
Class B
September 30, 2014	$13.15	.11	1.46	1.57	(.09)	(.09)	—	—	$14.63	11.97	$78,865	1.74	.80	351[d]
September 30, 2013	11.84	.12	1.29	1.41	(.10)	(.10)	—	—	13.15	11.90	81,247	1.77	.96	190[e]
September 30, 2012	9.95	.11	1.89	2.00	(.11)	(.11)	—	—	11.84	20.13	85,833	1.81	1.02	182[e]
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	—[f]	9.95	(1.71)	88,888	1.81	1.15	158[e]
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	—[g]	—	10.43	11.80	114,661	1.85[h]	1.97[h]	138[e]
Class C
September 30, 2014	$12.92	.11	1.45	1.56	(.10)	(.10)	—	—	$14.38	12.09	$142,816	1.74	.80	351[d]
September 30, 2013	11.65	.12	1.25	1.37	(.10)	(.10)	—	—	12.92	11.81	114,907	1.77	.96	190[e]
September 30, 2012	9.80	.11	1.85	1.96	(.11)	(.11)	—	—	11.65	20.07	98,192	1.81	1.01	182[e]
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	—[f]	9.80	(1.68)	91,254	1.81	1.16	158[e]
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	—[g]	—	10.28	11.79	98,134	1.85[h]	1.96[h]	138[e]
Class M
September 30, 2014	$13.17	.15	1.47	1.62	(.13)	(.13)	—	—	$14.66	12.33	$28,808	1.49	1.05	351[d]
September 30, 2013	11.87	.15	1.28	1.43	(.13)	(.13)	—	—	13.17	12.10	26,680	1.52	1.20	190[e]
September 30, 2012	9.98	.14	1.89	2.03	(.14)	(.14)	—	—	11.87	20.40	21,876	1.56	1.27	182[e]
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	—[f]	9.98	(1.44)	19,151	1.56	1.41	158[e]
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	—[g]	—	10.46	12.08	23,600	1.60[h]	2.20[h]	138[e]
Class R
September 30, 2014	$13.11	.18	1.47	1.65	(.17)	(.17)	—	—	$14.59	12.59	$14,744	1.24	1.30	351[d]
September 30, 2013	11.81	.18	1.28	1.46	(.16)	(.16)	—	—	13.11	12.42	12,512	1.27	1.46	190[e]
September 30, 2012	9.93	.17	1.88	2.05	(.17)	(.17)	—	—	11.81	20.70	11,821	1.31	1.52	182[e]
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	—[f]	9.93	(1.18)	10,066	1.31	1.66	158[e]
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	—[g]	—	10.41	12.32	9,614	1.35[h]	2.45[h]	138[e]
Class R5
September 30, 2014	$13.21	.28	1.45	1.73	(.23)	(.23)	—	—	$14.71	13.12	$36.74		1.95	351[d]
September 30, 2013	11.90	.25	1.29	1.54	(.23)	(.23)	—	—	13.21	12.99	12.75		1.98	190[e]
September 30, 2012†	11.34	.06	.55	.61	(.05)	(.05)	—	—	11.90	5.41*	11	.19*	.47*	182[e]
Class R6
September 30, 2014	$13.21	.27	1.48	1.75	(.25)	(.25)	—	—	$14.71	13.30	$16,200.64		1.91	351[d]
September 30, 2013	11.90	.25	1.30	1.55	(.24)	(.24)	—	—	13.21	13.11	10,947.65		1.94	190[e]
September 30, 2012†	11.34	.06	.56	.62	(.06)	(.06)	—	—	11.90	5.44*	11	.16*	.49*	182[e]
Class Y
September 30, 2014	$13.21	.26	1.48	1.74	(.24)	(.24)	—	—	$14.71	13.20	$131,417.74		1.79	351[d]
September 30, 2013	11.90	.25	1.28	1.53	(.22)	(.22)	—	—	13.21	12.96	115,550.77		1.98	190[e]
September 30, 2012	10.00	.23	1.89	2.12	(.22)	(.22)	—	—	11.90	21.34	193,491.81		2.01	182[e]
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	—[f]	10.00	(.76)	171,176.81		2.16	158[e]
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	—[g]	—	10.49	12.98	167,625	.85[h]	2.99[h]	138[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	101

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	404%
September 30, 2012	461
September 30, 2011	437
September 30, 2010	419

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Amount represents less than $0.01 per share.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
September 30, 2010	0.02%

The accompanying notes are an integral part of these financial statements.

102     Dynamic Asset Allocation Balanced Fund

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Asset Allocation Balanced Fund     103

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities

104     Dynamic Asset Allocation Balanced Fund

experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

Dynamic Asset Allocation Balanced Fund     105

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

106     Dynamic Asset Allocation Balanced Fund

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as

Dynamic Asset Allocation Balanced Fund     107

an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,806,968 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,702,753 and the value of securities loaned amounted to $6,471,757. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

108     Dynamic Asset Allocation Balanced Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,725,222 to increase undistributed net investment income, $95,799 to increase paid-in-capital and $1,821,021 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$163,636,753
Unrealized depreciation	(27,693,799)
Net unrealized appreciation	135,942,954
Undistributed ordinary income	16,098,658
Undistributed long-term gain	73,427,139
Cost for federal income tax purposes	$1,564,686,098

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of

Dynamic Asset Allocation Balanced Fund     109

the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,854 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,566,748
Class B	120,747
Class C	194,876
Class M	41,580
Class R	20,248
Class R5	148
Class R6	7,035
Class Y	177,659
Total	$2,129,041

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,877 under the expense offset arrangements and by $24,979 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $864, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

110     Dynamic Asset Allocation Balanced Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,641,728
Class B	813,252
Class C	1,315,302
Class M	210,241
Class R	68,291
Total	$5,048,814

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $319,750 and $3,707 from the sale of class A and class M shares, respectively, and received $31,898 and $6,612 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $151 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,594,247,762	$4,486,893,321
U.S. government securities (Long-term)	—	—
Total	$4,594,247,762	$4,486,893,321

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$—	$—
Options opened	58,688	30,782
Options exercised	—	—
Options expired	—	—
Options closed	—	—
Written options outstanding at the end of the reporting period	$58,688	$30,782

Dynamic Asset Allocation Balanced Fund     111

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	11,638,179	$166,070,009	10,501,006	$131,926,892
Shares issued in connection with reinvestment of distributions	995,105	14,382,528	1,056,302	13,435,911
	12,633,284	180,452,537	11,557,308	145,362,803
Shares repurchased	(10,241,726)	(145,528,545)	(13,724,017)	(170,585,671)
Net increase (decrease)	2,391,558	$34,923,992	(2,166,709)	$(25,222,868)

	Year ended 9/30/14		Year ended 9/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	892,387	$12,689,335	923,660	$11,533,613
Shares issued in connection with reinvestment of distributions	34,510	496,678	46,748	590,854
	926,897	13,186,013	970,408	12,124,467
Shares repurchased	(1,717,752)	(24,307,405)	(2,036,535)	(25,377,145)
Net decrease	(790,855)	$(11,121,392)	(1,066,127)	$(13,252,678)

	Year ended 9/30/14		Year ended 9/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	2,342,767	$32,724,512	1,876,923	$23,395,211
Shares issued in connection with reinvestment of distributions	62,230	881,398	64,380	802,644
	2,404,997	33,605,910	1,941,303	24,197,855
Shares repurchased	(1,362,826)	(19,042,241)	(1,476,857)	(18,071,417)
Net increase	1,042,171	$14,563,669	464,446	$6,126,438

	Year ended 9/30/14		Year ended 9/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	216,576	$3,090,186	457,385	$5,685,591
Shares issued in connection with reinvestment of distributions	17,615	254,035	19,925	253,247
	234,191	3,344,221	477,310	5,938,838
Shares repurchased	(294,678)	(4,171,697)	(294,371)	(3,658,225)
Net increase (decrease)	(60,487)	$(827,476)	182,939	$2,280,613

	Year ended 9/30/14		Year ended 9/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	275,858	$3,905,183	228,891	$2,848,425
Shares issued in connection with reinvestment of distributions	10,199	146,491	11,592	146,290
	286,057	4,051,674	240,483	2,994,715
Shares repurchased	(229,934)	(3,236,281)	(286,692)	(3,565,504)
Net increase (decrease)	56,123	$815,393	(46,209)	$(570,789)
112     Dynamic Asset Allocation Balanced Fund

	Year ended 9/30/14		Year ended 9/30/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	14,259	$198,481	—	$—
Shares issued in connection with reinvestment of distributions	111	1,592	16	201
	14,370	200,073	16	201
Shares repurchased	(12,814)	(184,611)	—	—
Net increase	1,556	$15,462	16	$201

	Year ended 9/30/14		Year ended 9/30/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	336,151	$4,801,120	855,186	$10,913,313
Shares issued in connection with reinvestment of distributions	17,393	252,372	7,106	93,613
	353,544	5,053,492	862,292	11,006,926
Shares repurchased	(80,887)	(1,183,798)	(34,698)	(450,111)
Net increase	272,657	$3,869,694	827,594	$10,556,815

	Year ended 9/30/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,381,299	$77,423,446	6,144,530	$77,109,191
Shares issued in connection with reinvestment of distributions	135,204	1,955,043	234,771	2,971,439
	5,516,503	79,378,489	6,379,301	80,080,630
Shares repurchased	(5,327,879)	(76,216,246)	(13,889,840)	(174,700,667)
Net increase (decrease)	188,624	$3,162,243	(7,510,539)	$(94,620,037)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	916	37.27%	$13,474
Class R6	919	0.08	13,518

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$143,757,002	$—	$129,192,009	$54,339	$14,564,993
Putnam Short Term Investment Fund*	155,981,585	337,167,148	210,467,077	134,808	282,681,656
Totals	$299,738,587	$337,167,148	$339,659,086	$189,147	$297,246,649

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Dynamic Asset Allocation Balanced Fund     113

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$14,000
Written equity option contracts (contract amount) (Note 3)	$14,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$423,500,000
OTC interest rate swap contracts (notional)	$2,500,000
Centrally cleared interest rate swap contracts (notional)	$188,100,000
OTC total return swap contracts (notional)	$158,200,000
OTC credit default contracts (notional)	$9,100,000
Centrally cleared credit default contracts (notional)	$97,200,000
Warrants (number of warrants)	51,000

114     Dynamic Asset Allocation Balanced Fund

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$819,797*	Payables, Net assets — Unrealized depreciation	$2,133,230*
Foreign exchange contracts	Receivables	7,605,018	Payables	2,943,919
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	3,626,093*	Payables, Net assets — Unrealized depreciation	4,010,421*
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	260,275*	Payables, Net assets — Unrealized depreciation	1,001,544*
Total		$12,311,183		$10,089,114

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$5,822,107	$5,822,107
Foreign exchange contracts	—	—	(2,055,247)	—	$(2,055,247)
Equity contracts	4,406	14,589,807	—	(863,759)	$13,730,454
Interest rate contracts	—	4,343,485	—	(1,353,484)	$2,990,001
Total	$4,406	$18,933,292	$(2,055,247)	$3,604,864	$20,487,315

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(992,375)	$(992,375)
Foreign exchange contracts	—	—	—	7,610,980	—	$7,610,980
Equity contracts	(3,145)	—	(1,380,737)	—	1,800,622	$416,740
Interest rate contracts	—	—	(2,157,718)	—	690,158	$(1,467,560)
Total	$(3,145)	$—	$(3,538,455)	$7,610,980	$1,498,405	$5,567,785

Dynamic Asset Allocation Balanced Fund     115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$33,255	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$33,255
OTC Total return swap contracts*#	—	9,476	—	1,482,942	10,984	—	53	—	—	—	—	—	—	—	1,503,455
OTC Credit default contracts*#	—	—	—	—	5,587	—	143	—	—	—	—	—	—	—	5,730
Centrally cleared credit default contracts§	—	—	56,988	—	—	—	—	—	—	—	—	—	—	—	56,988
Futures contracts§	—	—	—	—	—	—	—	—	—	227,580	—	—	—	—	227,580
Forward currency contracts#	129,808	547,195	—	928,824	1,289,052	820,777	453,933	139,861	1,143,172	—	5,399	859,235	520,474	767,288	7,605,018
Purchased options**#	46,097	—	—	—	—	—	—	—	—	—	—	—	—	—	46,097
Total Assets	$175,905	$556,671	$90,243	$2,411,766	$1,305,623	$820,777	$454,129	$139,861	$1,143,172	$227,580	$5,399	$859,235	$520,474	$767,288	$9,478,123
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	18,374	—	—	—	—	—	—	—	—	—	—	—	18,374
OTC Total return swap contracts*#	—	17,128	—	—	2,380	—	14,663	—	—	—	—	—	—	—	34,171
OTC Credit default contracts*#	891	257	—	—	10,444	—	2,237	—	—	—	—	—	—	—	13,829
Centrally cleared credit default contracts§	—	—	211,653	—	—	—	—	—	—	—	—	—	—	—	211,653
Futures contracts§	—	—	—	—	—	—	—	—	—	771,468	—	—	—	—	771,468
Forward currency contracts#	30,563	281,309	—	720,679	173,538	362,243	76,757	87,804	488,687	—	4,639	626,877	—	90,823	2,943,919
Written options#	30,782	—	—	—	—	—	—	—	—	—	—	—	—	—	30,782
Total Liabilities	$62,236	$298,694	$230,027	$720,679	$186,362	$362,243	$93,657	$87,804	$488,687	$771,468	$4,639	$626,877	$—	$90,823	$4,024,196
Total Financial and Derivative Net Assets	$113,669	$257,977	$(139,784)	$1,691,087	$1,119,261	$458,534	$360,472	$52,057	$654,485	$(543,888)	$760	$232,358	$520,474	$676,465	$5,453,927
Total collateral received (pledged)†##	$—	$157,809	$—	$390,000	$1,042,889	$400,000	$264,058	$—	$520,000	$—	$—	$—	$500,021	$—
Net amount	$113,669	$100,168	$(139,784)	$1,301,087	$76,372	$58,534	$96,414	$52,057	$134,485	$(543,888)	$760	$232,358	$20,453	$676,465

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

116     Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Balanced Fund    117

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders of Putnam Dynamic Asset Allocation Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Conservative Fund (the “fund”) at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2014

24     Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/14

COMMON STOCKS (39.3%)*	Shares	Value
Basic materials (2.0%)
Aceto Corp.	1,293	$24,981
Amcor, Ltd. (Australia)	19,057	189,176
Andersons, Inc. (The)	1,129	70,992
Antofagasta PLC (United Kingdom)	12,735	148,578
ArcelorMittal SA (France)	16,249	223,026
BASF SE (Germany)	3,208	294,239
BHP Billiton PLC (Australia)	8,430	234,049
BHP Billiton, Ltd. (Australia)	9,610	282,759
Cabot Corp.	894	45,388
Cambrex Corp. †	4,480	83,686
Chemtura Corp. †	3,141	73,280
Domtar Corp. (Canada)	726	25,504
Dow Chemical Co. (The)	52,700	2,763,588
EMS-Chemie Holding AG (Switzerland)	477	197,582
Glencore Xstrata PLC (United Kingdom)	37,136	205,475
Hi-Crush Partners LP (Units)	1,470	75,793
Hitachi Metals, Ltd. (Japan)	18,000	323,697
Horsehead Holding Corp. †	4,987	82,435
Innophos Holdings, Inc.	1,005	55,365
Innospec, Inc.	1,268	45,521
KapStone Paper and Packaging Corp. †	3,130	87,546
Koninklijke Boskalis Westminster NV (Netherlands)	4,416	247,069
Kraton Performance Polymers, Inc. †	1,358	24,186
L.B. Foster Co. Class A	1,162	53,382
Landec Corp. †	8,283	101,467
Limoneira Co.	871	20,634
LSB Industries, Inc. †	3,020	107,844
LyondellBasell Industries NV Class A	16,800	1,825,488
Minerals Technologies, Inc.	533	32,891
Nippon Paint Holdings Co., Ltd. (Japan)	10,000	225,294
NN, Inc.	3,619	96,700
OM Group, Inc.	3,235	83,948
Packaging Corp. of America	4,000	255,280
Reliance Steel & Aluminum Co.	3,400	232,560
Rio Tinto PLC (United Kingdom)	4,233	207,832
S&W Seed Co. †	3,168	13,432
Sherwin-Williams Co. (The)	7,600	1,664,324
Sumitomo Metal Mining Co., Ltd. (Japan)	15,000	211,461
Syngenta AG (Switzerland)	768	243,768
ThyssenKrupp AG (Germany) †	14,251	374,204
Trex Co., Inc. †	1,988	68,725
Tronox, Ltd. Class A	1,197	31,182
U.S. Silica Holdings, Inc.	1,086	67,886
UPM-Kymmene OYJ (Finland)	14,339	203,411
Wendel SA (France)	1,948	220,197
Zep, Inc.	2,785	39,046
		12,184,871

Dynamic Asset Allocation Conservative Fund     25

COMMON STOCKS (39.3%)* cont.	Shares	Value
Capital goods (2.9%)
ABB, Ltd. (Switzerland)	13,054	$292,071
Airbus Group NV (France)	1,904	119,514
Alliant Techsystems, Inc.	707	90,241
Altra Industrial Motion Corp.	2,718	79,257
Astronics Corp. †	854	40,738
Atlas Copco AB Class A (Sweden)	13,724	392,301
AZZ, Inc.	1,064	44,443
Ball Corp.	6,100	385,947
Canon, Inc. (Japan)	7,800	253,675
Caterpillar, Inc.	12,800	1,267,584
Chase Corp.	1,453	45,217
Crown Holdings, Inc. †	29,800	1,326,696
Cummins, Inc.	10,000	1,319,800
Douglas Dynamics, Inc.	2,378	46,371
DXP Enterprises, Inc. †	510	37,577
Franklin Electric Co., Inc.	1,178	40,924
Generac Holdings, Inc. †	1,063	43,094
Greenbrier Cos., Inc. (The) S	2,801	205,537
Hyster-Yale Materials Holdings, Inc.	520	37,242
IDEX Corp.	7,300	528,301
II-VI, Inc. †	3,723	43,820
Ingersoll-Rand PLC	10,000	563,600
JGC Corp. (Japan)	8,000	218,534
Joy Global, Inc.	8,800	479,952
Kadant, Inc.	1,531	59,786
Leggett & Platt, Inc.	11,500	401,580
Middleby Corp. (The) †	904	79,670
Miller Industries, Inc.	1,836	31,028
Mitsubishi Electric Corp. (Japan)	33,000	439,968
MSA Safety, Inc.	621	30,677
Northrop Grumman Corp.	14,200	1,870,992
Orbital Sciences Corp. †	2,815	78,257
OSRAM Licht AG (Germany) †	3,596	133,799
Polypore International, Inc. †	383	14,903
Raytheon Co.	27,431	2,787,538
Roper Industries, Inc.	10,300	1,506,787
Safran SA (France)	2,490	161,217
Singapore Technologies Engineering, Ltd. (Singapore)	73,000	208,558
Standard Motor Products, Inc.	2,659	91,549
Standex International Corp.	736	54,567
Stoneridge, Inc. †	4,151	46,782
Tenneco, Inc. †	672	35,152
THK Co., Ltd. (Japan)	9,400	234,247
Tower International, Inc. †	2,992	75,368
Vinci SA (France)	6,471	374,669
Wabash National Corp. †	5,587	74,419
WABCO Holdings, Inc. †	13,200	1,200,540
WESCO International, Inc. †	946	74,034
		17,968,523

26     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Communication services (1.6%)
Allot Communications, Ltd. (Israel) †	1,413	$16,136
Arris Group, Inc. †	830	23,535
Aruba Networks, Inc. †	911	19,659
BT Group PLC (United Kingdom)	57,127	349,930
CalAmp Corp. †	2,714	47,821
Comcast Corp. Class A	57,900	3,113,862
Deutsche Telekom AG (Germany)	18,263	275,870
EchoStar Corp. Class A †	2,299	112,099
Frontier Communications Corp.	9,368	60,986
HSN, Inc.	437	26,819
IDT Corp. Class B	1,557	25,005
Inteliquent, Inc.	2,259	28,125
Iridium Communications, Inc. † S	4,012	35,506
Loral Space & Communications, Inc. †	710	50,985
NeuStar, Inc. Class A †	1,682	41,764
NTT DoCoMo, Inc. (Japan)	15,400	257,200
Orange (France)	15,734	235,714
Ruckus Wireless, Inc. †	2,374	31,717
ShoreTel, Inc. †	2,538	16,878
Spok Holdings, Inc.	2,070	26,931
Tele2 AB Class B (Sweden)	8,348	100,665
Telefonica SA (Spain)	15,646	241,759
Telenor ASA (Norway)	9,602	210,700
Telstra Corp., Ltd. (Australia)	59,575	275,613
Ubiquiti Networks, Inc. † S	477	17,902
Verizon Communications, Inc.	75,632	3,780,844
Vodafone Group PLC (United Kingdom)	43,692	144,023
		9,568,048
Conglomerates (0.5%)
AMETEK, Inc.	15,150	760,682
Danaher Corp.	23,200	1,762,736
Exor SpA (Italy)	3,768	145,635
Marubeni Corp. (Japan)	13,000	89,053
Siemens AG (Germany)	4,126	491,763
		3,249,869
Consumer cyclicals (4.6%)
Adidas AG (Germany)	1,783	133,366
ADT Corp. (The)	14,850	526,581
ANN, Inc. †	2,014	82,836
Ascena Retail Group, Inc. †	1,717	22,836
Ascent Capital Group, Inc. Class A †	219	13,184
Babcock International Group PLC (United Kingdom)	12,021	211,738
Bayerische Motoren Werke (BMW) AG (Germany)	2,354	252,741
Big Lots, Inc.	1,764	75,940
Brown Shoe Co., Inc.	1,052	28,541
Brunswick Corp.	1,836	77,369
Bunzl PLC (United Kingdom)	9,023	234,431
Bureau Veritas SA (France)	6,980	153,901
CaesarStone Sdot-Yam, Ltd. (Israel)	608	31,421

Dynamic Asset Allocation Conservative Fund     27

COMMON STOCKS (39.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Carmike Cinemas, Inc. †	564	$17,473
Century Casinos, Inc. †	3,901	20,012
Compagnie Financiere Richemont SA (Switzerland)	1,947	159,552
Compass Group PLC (United Kingdom)	15,020	242,585
Conn’s, Inc. † S	3,832	115,995
Continental AG (Germany)	2,280	433,516
Cooper Tire & Rubber Co.	3,406	97,752
Corporate Executive Board Co. (The)	441	26,491
Deckers Outdoor Corp. †	1,912	185,808
Deluxe Corp.	2,463	135,859
Demand Media, Inc. †	519	4,593
Denso Corp. (Japan)	3,700	170,724
Ennis, Inc.	2,250	29,633
Expedia, Inc.	6,800	595,816
Experian PLC (United Kingdom)	11,290	179,335
Fuji Heavy Industries, Ltd. (Japan)	16,000	529,668
G&K Services, Inc. Class A	952	52,722
GameStop Corp. Class A	10,200	420,240
Gap, Inc. (The)	15,200	633,688
Geberit International AG (Switzerland)	727	234,194
General Motors Co.	14,100	450,354
Genesco, Inc. †	443	33,114
Global Cash Access Holdings, Inc. †	10,591	71,489
GNC Holdings, Inc. Class A	2,736	105,993
Green Dot Corp. Class A †	1,559	32,957
Hanesbrands, Inc.	6,500	698,360
Harbinger Group, Inc. †	7,519	98,649
Harley-Davidson, Inc.	16,400	954,480
Hilton Worldwide Holdings, Inc. †	54,500	1,342,335
Home Depot, Inc. (The)	34,808	3,193,286
ITV PLC (United Kingdom)	105,010	353,130
KAR Auction Services, Inc.	4,419	126,516
Kate Spade & Co. †	968	25,391
Kimberly-Clark Corp.	26,700	2,872,119
Lions Gate Entertainment Corp.	3,326	109,658
Live Nation Entertainment, Inc. †	4,331	104,031
Lowe’s Cos., Inc.	32,679	1,729,373
Macy’s, Inc.	17,700	1,029,786
Marcus Corp.	3,295	52,061
Marriott Vacations Worldwide Corp. †	960	60,874
MasterCard, Inc. Class A	2,100	155,232
MAXIMUS, Inc.	618	24,800
MGM China Holdings, Ltd. (Hong Kong)	79,200	228,131
National CineMedia, Inc.	6,495	94,242
Next PLC (United Kingdom)	4,778	511,503
Nu Skin Enterprises, Inc. Class A	1,344	60,520
Omnicom Group, Inc.	14,500	998,470
Panasonic Corp. (Japan)	23,800	283,341

28     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Penn National Gaming, Inc. †	5,243	$58,774
PGT, Inc. †	5,699	53,115
Pitney Bowes, Inc.	2,324	58,077
Priceline Group, Inc. (The) †	642	743,808
Randstad Holding NV (Netherlands)	1,522	70,677
Remy International, Inc.	1,522	31,247
Renault SA (France)	2,701	194,958
Scripps Networks Interactive Class A	7,000	546,630
SeaWorld Entertainment, Inc.	3,852	74,074
Select Comfort Corp. †	2,143	44,832
Shimano, Inc. (Japan)	3,800	462,470
Sinclair Broadcast Group, Inc. Class A	1,009	26,325
Six Flags Entertainment Corp.	1,042	35,834
SJM Holdings, Ltd. (Hong Kong)	73,000	139,350
Sonic Automotive, Inc. Class A	2,500	61,275
Steven Madden, Ltd. †	818	26,364
Suzuki Motor Corp. (Japan)	13,400	444,651
Swatch Group AG (The) (Switzerland)	349	165,357
TiVo, Inc. †	6,762	86,520
Toyota Motor Corp. (Japan)	6,300	370,232
Vail Resorts, Inc.	342	29,672
Valeo SA (France)	2,756	305,684
Viacom, Inc. Class B	20,600	1,584,964
VOXX International Corp. †	2,042	18,991
Wyndham Worldwide Corp.	7,700	625,702
		28,190,319
Consumer staples (3.0%)
Anheuser-Busch InBev NV (Belgium)	3,154	349,872
Associated British Foods PLC (United Kingdom)	5,826	252,395
Barrett Business Services, Inc.	747	29,499
Bloomin’ Brands, Inc. †	1,958	35,910
Blue Nile, Inc. †	1,019	29,092
Boulder Brands, Inc. †	850	11,586
Bright Horizons Family Solutions, Inc. †	1,374	57,790
British American Tobacco (BAT) PLC (United Kingdom)	5,489	308,531
Calbee, Inc. (Japan)	11,500	376,736
Carrefour SA (France)	7,758	239,029
Chaoda Modern Agriculture Holdings, Ltd. (China) † F	22,000	1,417
Chegg, Inc. †	4,249	26,514
Colgate-Palmolive Co.	7,900	515,238
Core-Mark Holding Co., Inc.	1,512	80,196
Coty, Inc. Class A	4,451	73,664
CVS Health Corp.	44,700	3,557,673
Diageo PLC (United Kingdom)	7,116	205,752
Distribuidora Internacional de Alimentacion SA (Spain)	20,834	148,583
Dr. Pepper Snapple Group, Inc.	24,900	1,601,319
Genuine Parts Co.	12,800	1,122,688
Geo Group, Inc. (The) R	624	23,849

Dynamic Asset Allocation Conservative Fund     29

COMMON STOCKS (39.3%)* cont.	Shares	Value
Consumer staples cont.
Grand Canyon Education, Inc. †	480	$19,570
Groupon, Inc. †	2,927	19,552
Heineken Holding NV (Netherlands)	3,693	243,910
ITT Educational Services, Inc. †	1,164	4,994
Kao Corp. (Japan)	7,800	304,239
Kforce, Inc.	3,052	59,728
Koninklijke Ahold NV (Netherlands)	17,997	291,031
Korn/Ferry International †	1,654	41,185
Krispy Kreme Doughnuts, Inc. †	2,251	38,627
L’Oreal SA (France)	1,398	221,407
ManpowerGroup, Inc.	12,100	848,210
Mondelez International, Inc. Class A	59,700	2,045,621
MWI Veterinary Supply, Inc. †	377	55,947
Nestle SA (Switzerland)	11,313	829,805
Nutraceutical International Corp. †	1,082	22,625
On Assignment, Inc. †	2,517	67,581
Papa John’s International, Inc.	1,520	60,785
Philip Morris International, Inc.	33,100	2,760,540
Pinnacle Foods, Inc.	1,738	56,746
Popeyes Louisiana Kitchen, Inc. †	1,223	49,532
Reckitt Benckiser Group PLC (United Kingdom)	2,561	221,667
SABMiller PLC (United Kingdom)	3,621	201,213
Shutterfly, Inc. †	340	16,572
SpartanNash Co.	1,450	28,203
Suntory Beverage & Food, Ltd. (Japan)	7,200	255,511
TrueBlue, Inc. †	4,311	108,896
Unilever NV ADR (Netherlands)	5,673	225,501
Unilever PLC (United Kingdom)	4,301	179,528
United Natural Foods, Inc. †	470	28,886
USANA Health Sciences, Inc. †	374	27,549
Woolworths, Ltd. (Australia)	4,347	129,959
		18,512,453
Energy (3.0%)
AMEC PLC (United Kingdom)	14,905	265,331
Baker Hughes, Inc.	15,500	1,008,430
BG Group PLC (United Kingdom)	11,531	212,110
BP PLC (United Kingdom)	79,110	579,692
Cabot Oil & Gas Corp.	15,700	513,233
Callon Petroleum Co. †	11,466	101,015
Delek US Holdings, Inc.	3,137	103,897
Dril-Quip, Inc. †	2,100	187,740
EOG Resources, Inc.	17,700	1,752,654
EP Energy Corp. Class A †	4,126	72,122
Exxon Mobil Corp.	36,878	3,468,376
FutureFuel Corp.	4,948	58,832
Gulfport Energy Corp. †	587	31,346
Halliburton Co.	24,200	1,561,142
Key Energy Services, Inc. †	6,985	33,807

30     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Energy cont.
Kodiak Oil & Gas Corp. †	3,710	$50,345
Lone Pine Resources Canada, Ltd. (Canada) † F	7,359	294
Lone Pine Resources, Inc. Class A (Canada) † F	7,359	294
Oceaneering International, Inc.	4,700	306,299
Oil States International, Inc. †	2,700	167,130
Rosetta Resources, Inc. †	544	24,241
Royal Dutch Shell PLC Class A (United Kingdom)	12,840	489,745
Royal Dutch Shell PLC Class B (United Kingdom)	11,699	461,502
Schlumberger, Ltd.	36,100	3,671,009
Statoil ASA (Norway)	15,495	421,586
Stone Energy Corp. †	1,674	52,497
Superior Energy Services, Inc.	40,300	1,324,661
Total SA (France)	8,418	544,038
Unit Corp. †	799	46,861
Vaalco Energy, Inc. †	4,826	41,021
W&T Offshore, Inc.	1,512	16,632
Woodside Petroleum, Ltd. (Australia)	5,915	209,732
WPX Energy, Inc. †	28,600	688,116
		18,465,730
Financials (8.1%)
Access National Corp.	1,487	24,134
AG Mortgage Investment Trust, Inc. R	871	15,504
Ageas (Belgium)	7,305	242,529
Agree Realty Corp. R	1,569	42,959
AIA Group, Ltd. (Hong Kong)	66,800	344,753
Alleghany Corp. †	1,700	710,855
Allianz SE (Germany)	2,465	399,343
Allied World Assurance Co. Holdings AG	2,735	100,757
Altisource Portfolio Solutions SA † S	579	58,363
American Equity Investment Life Holding Co.	3,487	79,783
American International Group, Inc.	1,900	102,638
Amtrust Financial Services, Inc.	1,805	71,875
Aon PLC	23,100	2,025,177
Arlington Asset Investment Corp. Class A	959	24,368
ARMOUR Residential REIT, Inc. R	4,601	17,714
Ashford Hospitality Prime, Inc. R	1,058	16,113
Ashford Hospitality Trust, Inc. R	5,293	54,094
Assicurazioni Generali SpA (Italy)	15,865	332,983
Australia & New Zealand Banking Group, Ltd. (Australia)	8,415	227,375
AvalonBay Communities, Inc. R	10,900	1,536,573
AXA SA (France)	9,524	234,548
Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	20,463	2,042
Banco Bilbao Vizcaya Argentaria SA (Spain)	20,463	245,101
Banco Latinoamericano de Exportaciones SA Class E (Panama)	3,243	99,495
Banco Santander SA (Spain)	36,387	348,105
Bank of New York Mellon Corp. (The)	35,400	1,371,042
Bank of Yokohama, Ltd. (The) (Japan)	39,000	214,682
Bankia SA (Spain) †	127,187	235,612

Dynamic Asset Allocation Conservative Fund     31

COMMON STOCKS (39.3%)* cont.	Shares	Value
Financials cont.
Barclays PLC (United Kingdom)	29,412	$108,351
Berkshire Hathaway, Inc. Class B †	1,600	221,024
BNP Paribas SA (France)	3,811	252,016
BofI Holding, Inc. †	961	69,874
Cardinal Financial Corp.	2,777	47,403
CBL & Associates Properties, Inc. R	1,978	35,406
CBRE Group, Inc. Class A †	36,500	1,085,510
Chubb Corp. (The)	17,000	1,548,360
Citizens & Northern Corp.	1,764	33,516
City National Corp.	7,600	575,092
CNO Financial Group, Inc.	3,644	61,802
CNP Assurances (France)	15,064	283,611
Commonwealth Bank of Australia (Australia)	10,167	667,615
Credit Acceptance Corp. †	352	44,377
Credit Agricole SA (France)	24,881	373,839
Credit Suisse Group AG (Switzerland)	5,355	147,624
CYS Investments, Inc. R	2,783	22,932
DBS Group Holdings, Ltd. (Singapore)	18,000	259,516
Deutsche Bank AG (Germany)	6,061	212,594
Dexus Property Group (Australia) R	227,838	221,584
Discover Financial Services	31,000	1,996,090
East West Bancorp, Inc.	1,026	34,884
Education Realty Trust, Inc. R	7,968	81,911
Encore Capital Group, Inc. †	1,950	86,405
EPR Properties R	823	41,710
Essex Property Trust, Inc. R	8,200	1,465,750
Farmers Capital Bank Corp. †	1,317	29,672
Federal Agricultural Mortgage Corp. Class C	1,318	42,361
Federal Realty Investment Trust R	3,300	390,918
Financial Institutions, Inc.	1,822	40,959
First Community Bancshares Inc.	1,800	25,722
First Industrial Realty Trust R	1,783	30,151
First NBC Bank Holding Co. †	1,105	36,189
First Niagara Financial Group, Inc.	32,100	267,393
FirstMerit Corp.	2,237	39,371
Flushing Financial Corp.	1,890	34,530
Genworth Financial, Inc. Class A †	11,351	148,698
Goldman Sachs Group, Inc. (The)	19,400	3,561,258
GPT Group (Australia) R	67,165	227,088
Hammerson PLC (United Kingdom) R	17,971	167,064
Hang Seng Bank, Ltd. (Hong Kong)	15,200	244,163
Hanmi Financial Corp.	3,663	73,846
Heartland Financial USA, Inc.	1,223	29,205
Heritage Financial Group, Inc.	1,607	32,445
HFF, Inc. Class A	3,706	107,289
HSBC Holdings PLC (United Kingdom)	61,498	625,887
Insurance Australia Group, Ltd. (Australia)	62,665	335,990
Invesco Mortgage Capital, Inc. R	1,421	22,338

32     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Financials cont.
Investor AB Class B (Sweden)	7,303	$256,914
Investors Real Estate Trust R	3,970	30,569
iStar Financial, Inc. †R	3,338	45,063
Joyo Bank, Ltd. (The) (Japan)	39,000	191,616
JPMorgan Chase & Co.	74,490	4,487,278
Kilroy Realty Corp. R	3,100	184,264
Legal & General Group PLC (United Kingdom)	71,848	266,559
Lexington Realty Trust R	7,882	77,165
Lloyds Banking Group PLC (United Kingdom) †	452,676	560,920
LTC Properties, Inc. R	1,960	72,304
Maiden Holdings, Ltd. (Bermuda)	3,045	33,739
MainSource Financial Group, Inc.	2,728	47,058
Meta Financial Group, Inc.	1,039	36,635
MFA Financial, Inc. R	4,519	35,158
MicroFinancial, Inc.	2,104	16,958
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	50,400	285,291
Morgan Stanley	43,700	1,510,709
Muenchener Rueckversicherungs AG (Germany)	915	181,110
National Australia Bank, Ltd. (Australia)	8,279	234,868
National Health Investors, Inc. R	1,160	66,282
Nelnet, Inc. Class A	2,111	90,963
OFG Bancorp (Puerto Rico)	1,693	25,361
One Liberty Properties, Inc. R	1,857	37,567
Pacific Premier Bancorp, Inc. †	1,787	25,107
PacWest Bancorp	1,535	63,288
PartnerRe, Ltd.	6,800	747,252
Peoples Bancorp, Inc.	1,699	40,351
Performant Financial Corp. †	7,950	64,236
PHH Corp. †	1,514	33,853
PNC Financial Services Group, Inc.	34,300	2,935,394
Popular, Inc. (Puerto Rico) †	1,439	42,357
Portfolio Recovery Associates, Inc. †	1,815	94,797
ProAssurance Corp.	1,151	50,725
Prudential PLC (United Kingdom)	9,010	200,119
PS Business Parks, Inc. R	1,119	85,201
Public Storage R	8,900	1,475,976
Ramco-Gershenson Properties Trust R	2,235	36,319
Rayonier, Inc. R	5,200	161,928
Regional Management Corp. †	2,676	48,034
Republic Bancorp, Inc. Class A	1,144	27,101
Resona Holdings, Inc. (Japan)	74,500	420,457
Santander Consumer USA Holdings, Inc.	11,100	197,691
Scentre Group (Australia) †( R)	21,219	60,764
Select Income REIT R	1,454	34,969
Skandinaviska Enskilda Banken AB (Sweden)	21,610	287,066
Sovran Self Storage, Inc. R	359	26,695
Starwood Property Trust, Inc. R	1,062	23,322
Starwood Waypoint Residential Trust †R	212	5,514

Dynamic Asset Allocation Conservative Fund     33

COMMON STOCKS (39.3%)* cont.	Shares	Value
Financials cont.
State Street Corp.	26,000	$1,913,860
Stewart Information Services Corp.	876	25,711
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,900	199,957
Summit Hotel Properties, Inc. R	4,984	53,728
Swedbank AB Class A (Sweden)	10,457	261,982
Symetra Financial Corp.	3,048	71,110
Tokyo Tatemono Co., Ltd. (Japan)	40,000	323,911
Two Harbors Investment Corp. R	68,600	663,362
UBS AG (Switzerland)	14,813	257,007
UniCredit SpA (Italy)	27,996	219,237
United Community Banks, Inc.	1,870	30,780
United Insurance Holdings Corp.	3,065	45,975
Universal Health Realty Income Trust R	459	19,131
Visa, Inc. Class A	12,200	2,603,114
WageWorks, Inc. †	1,292	58,825
Wells Fargo & Co.	5,083	263,655
Westfield Group (Australia)	17,030	110,763
Westpac Banking Corp. (Australia)	9,111	255,246
Wheelock and Co., Ltd. (Hong Kong)	60,000	285,820
WisdomTree Investments, Inc. †	5,369	61,099
		49,356,990
Health care (5.4%)
AbbVie, Inc.	33,900	1,958,064
ACADIA Pharmaceuticals, Inc. †	1,326	32,832
Accuray, Inc. †	3,631	26,361
Actelion, Ltd. (Switzerland)	4,318	506,252
Aegerion Pharmaceuticals, Inc. † S	1,556	51,939
Aetna, Inc.	20,000	1,620,000
Alere, Inc. †	3,293	127,703
Align Technology, Inc. †	623	32,197
Alkermes PLC †	1,105	47,371
AMAG Pharmaceuticals, Inc. †	4,487	143,180
Amedisys, Inc. †	1,655	33,381
AmSurg Corp. †	1,195	59,810
Ariad Pharmaceuticals, Inc. † S	7,840	42,336
Array BioPharma, Inc. †	3,771	13,462
AstraZeneca PLC (United Kingdom)	7,021	503,014
AtriCure, Inc. †	1,613	23,743
Auxilium Pharmaceuticals, Inc. †	1,295	38,656
Bayer AG (Germany)	4,250	595,227
Biospecifics Technologies Corp. †	695	24,534
Cardinal Health, Inc.	18,200	1,363,544
Cardiome Pharma Corp. (Canada) †	6,534	58,349
Celgene Corp. †	22,400	2,123,072
Centene Corp. †	365	30,189
Charles River Laboratories International, Inc. †	4,900	292,726
Chemed Corp.	1,344	138,298
Chugai Pharmaceutical Co., Ltd. (Japan)	13,900	401,724

34     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Health care cont.
Coloplast A/S Class B (Denmark)	5,435	$454,834
Community Health Systems, Inc. †	1,817	99,553
Computer Programs & Systems, Inc.	297	17,075
Conatus Pharmaceuticals, Inc. †	525	3,213
Conmed Corp.	2,410	88,784
Cubist Pharmaceuticals, Inc. †	1,635	108,466
DexCom, Inc. †	726	29,033
Eli Lilly & Co.	16,253	1,054,007
Enanta Pharmaceuticals, Inc. †	515	20,379
Gilead Sciences, Inc. †	9,800	1,043,210
GlaxoSmithKline PLC (United Kingdom)	19,239	440,342
Globus Medical, Inc. Class A †	1,588	31,236
Greatbatch, Inc. †	2,078	88,544
Health Net, Inc. †	5,536	255,265
HealthSouth Corp.	416	15,350
Henry Schein, Inc. †	7,100	826,937
Hill-Rom Holdings, Inc.	1,785	73,953
Hisamitsu Pharmaceutical Co., Inc. (Japan)	3,300	118,636
Impax Laboratories, Inc. †	2,343	55,553
Inovio Pharmaceuticals, Inc. †	965	9,505
Insulet Corp. †	1,127	41,530
Insys Therapeutics, Inc. †	2,181	84,579
Intuitive Surgical, Inc. †	2,000	923,640
Isis Pharmaceuticals, Inc. †	1,108	43,024
Jazz Pharmaceuticals PLC †	2,140	343,598
Johnson & Johnson	41,409	4,413,785
Kindred Healthcare, Inc.	2,342	45,435
Mallinckrodt PLC †	507	45,706
McKesson Corp.	11,800	2,297,106
Medicines Co. (The) †	1,434	32,007
Merck & Co., Inc.	1,788	105,993
Merrimack Pharmaceuticals, Inc. † S	3,828	33,610
Mettler-Toledo International, Inc. †	1,200	307,356
Myriad Genetics, Inc. † S	5,700	219,849
Nektar Therapeutics †	2,565	30,960
Novartis AG (Switzerland)	5,559	523,536
Novo Nordisk A/S Class B (Denmark)	7,681	365,987
NPS Pharmaceuticals, Inc. †	1,274	33,124
Omega Healthcare Investors, Inc. R	978	33,438
OraSure Technologies, Inc. †	13,011	93,939
Pfizer, Inc.	105,669	3,124,632
Prestige Brands Holdings, Inc. †	1,941	62,830
Providence Service Corp. (The) †	2,031	98,260
Puma Biotechnology, Inc. †	158	37,694
Receptos, Inc. †	500	31,055
Repligen Corp. †	1,739	34,623
Retrophin, Inc. †	1,525	13,756
Roche Holding AG-Genusschein (Switzerland)	2,308	683,404

Dynamic Asset Allocation Conservative Fund     35

COMMON STOCKS (39.3%)* cont.	Shares	Value
Health care cont.
Sanofi (France)	3,999	$451,148
Shire PLC (United Kingdom)	2,467	213,222
Spectranetics Corp. (The) †	1,283	34,089
STAAR Surgical Co. †	4,544	48,303
Steris Corp.	798	43,060
Sucampo Pharmaceuticals, Inc. Class A †	2,532	16,458
Sunesis Pharmaceuticals, Inc. †	1,243	8,875
Suzuken Co., Ltd. (Japan)	2,700	77,848
TESARO, Inc. †	714	19,221
Threshold Pharmaceuticals, Inc. †	4,158	15,010
Trevena, Inc. †	2,073	13,309
Trinity Biotech PLC ADR (Ireland)	1,401	25,596
Triple-S Management Corp. Class B (Puerto Rico) †	953	18,965
United Therapeutics Corp. †	8,600	1,106,390
WellPoint, Inc.	16,000	1,913,920
West Pharmaceutical Services, Inc.	1,817	81,329
		33,313,038
Technology (6.0%)
Activision Blizzard, Inc.	51,700	1,074,843
Acxiom Corp. †	2,129	35,235
Advanced Energy Industries, Inc. †	1,308	24,577
Amber Road, Inc. †	655	11,358
Amdocs, Ltd.	15,900	729,492
Anixter International, Inc.	831	70,502
AOL, Inc. †	875	39,331
Apple, Inc.	50,519	5,089,789
ASML Holding NV (Netherlands)	3,139	311,550
Aspen Technology, Inc. †	1,492	56,278
AVG Technologies NV (Netherlands) †	1,520	25,202
Bottomline Technologies, Inc. †	566	15,616
Broadcom Corp. Class A	50,000	2,021,000
Brother Industries, Ltd. (Japan)	15,300	283,366
CACI International, Inc. Class A †	1,127	80,321
Cavium, Inc. †	460	22,876
Ceva, Inc. †	1,315	17,674
Cirrus Logic, Inc. †	1,311	27,334
Commvault Systems, Inc. †	370	18,648
Computer Sciences Corp.	23,300	1,424,795
Cornerstone OnDemand, Inc. †	1,059	36,440
CSG Systems International, Inc.	675	17,739
Dun & Bradstreet Corp. (The)	6,100	716,567
eBay, Inc. †	24,200	1,370,446
Electronic Arts, Inc. †	2,800	99,708
EnerSys	1,842	108,015
Engility Holdings, Inc. †	1,274	39,711
Entegris, Inc. †	4,476	51,474
Extreme Networks, Inc. †	6,595	31,590
F5 Networks, Inc. †	10,800	1,282,392

36     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Technology cont.
Facebook, Inc. Class A †	21,500	$1,699,360
Fairchild Semiconductor International, Inc. † S	1,658	25,749
FANUC Corp. (Japan)	2,400	433,404
FEI Co.	522	39,369
Freescale Semiconductor, Ltd. †	2,095	40,915
Fujitsu, Ltd. (Japan)	33,000	203,307
GenMark Diagnostics, Inc. † S	3,705	33,234
Gentex Corp.	11,600	310,532
Google, Inc. Class A †	771	453,664
GT Advanced Technologies, Inc. †	3,428	37,125
Hoya Corp. (Japan)	12,000	403,316
inContact, Inc. †	2,370	20,607
InnerWorkings, Inc. †	6,733	54,470
Integrated Silicon Solutions, Inc.	5,453	74,924
IntraLinks Holdings, Inc. †	4,538	36,758
InvenSense, Inc. † S	1,255	24,761
L-3 Communications Holdings, Inc.	14,300	1,700,556
Leidos Holdings, Inc.	12,300	422,259
Lexmark International, Inc. Class A	926	39,355
LivePerson, Inc. †	1,566	19,716
Manhattan Associates, Inc. †	3,106	103,803
Marvell Technology Group, Ltd.	58,400	787,232
MeetMe, Inc. † S	10,283	20,258
Mellanox Technologies, Ltd. (Israel) †	653	29,300
Mentor Graphics Corp.	5,047	103,438
Microsemi Corp. †	1,060	26,935
Microsoft Corp.	10,239	474,680
MTS Systems Corp.	409	27,918
NetApp, Inc.	41,100	1,765,656
Netscout Systems, Inc. †	1,099	50,334
NIC, Inc.	2,833	48,784
Nimble Storage, Inc. †	1,092	28,359
NTT Data Corp. (Japan)	3,400	122,002
Oracle Corp.	90,686	3,471,460
Perficient, Inc. †	2,337	35,032
Photronics, Inc. †	4,244	34,164
Plantronics, Inc.	362	17,296
Power Integrations, Inc.	719	38,761
Proofpoint, Inc. †	714	26,518
PTC, Inc. †	1,374	50,701
Quantum Corp. †	22,214	25,768
RF Micro Devices, Inc. †	9,927	114,558
Rockwell Automation, Inc.	6,400	703,232
Rovi Corp. †	2,320	45,808
Safeguard Scientifics, Inc. †	1,487	27,361
SanDisk Corp.	4,500	440,775
SAP AG (Germany)	1,768	127,491
Semtech Corp. †	1,123	30,489
Dynamic Asset Allocation Conservative Fund     37

COMMON STOCKS (39.3%)* cont.	Shares	Value
Technology cont.
Silicon Image, Inc. †	6,939	$34,973
SoftBank Corp. (Japan)	5,600	393,102
SolarWinds, Inc. †	2,017	84,815
Sparton Corp. †	1,546	38,109
SS&C Technologies Holdings, Inc. †	934	40,993
Symantec Corp.	54,700	1,285,997
Synaptics, Inc. †	1,577	115,436
Tech Data Corp. †	608	35,787
Tyler Technologies, Inc. †	744	65,770
Ultimate Software Group, Inc. †	520	73,585
Ultra Clean Holdings, Inc. †	6,726	60,198
Unisys Corp. †	1,811	42,396
United Internet AG (Germany)	4,931	209,688
VeriFone Systems, Inc. †	1,387	47,685
Verint Systems, Inc. †	919	51,106
VeriSign, Inc. † S	24,300	1,339,416
Western Digital Corp.	21,000	2,043,720
Xilinx, Inc.	13,700	580,195
XO Group, Inc. †	1,603	17,970
Yelp, Inc. †	430	29,348
Zynga, Inc. Class A †	5,027	13,573
		36,589,225
Transportation (0.7%)
Aegean Marine Petroleum Network, Inc. (Greece)	7,000	64,190
Alaska Air Group, Inc.	26,200	1,140,748
ANA Holdings, Inc. (Japan)	143,000	332,792
ComfortDelgro Corp., Ltd. (Singapore)	115,000	216,025
Delta Air Lines, Inc.	3,100	112,065
Deutsche Post AG (Germany)	6,869	219,672
Diana Shipping, Inc. (Greece) †	3,062	27,374
Hawaiian Holdings, Inc. †	4,765	64,089
Matson, Inc.	671	16,795
Quality Distribution, Inc. †	9,184	117,372
Republic Airways Holdings, Inc. †	3,708	41,196
SkyWest, Inc.	2,514	19,559
Southwest Airlines Co.	47,600	1,607,452
Spirit Airlines, Inc. †	1,250	86,425
StealthGas, Inc. (Greece) †	11,512	104,874
Swift Transportation Co. †	6,271	131,566
Universal Truckload Services, Inc.	282	6,839
XPO Logistics, Inc. †	1,848	69,614
		4,378,647
Utilities and power (1.5%)
Centrica PLC (United Kingdom)	49,277	245,043
CMS Energy Corp.	24,900	738,534
Edison International	21,000	1,174,320
Enel SpA (Italy)	56,824	299,814
ENI SpA (Italy)	13,427	318,760
Entergy Corp.	34,400	2,660,152

38     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Utilities and power cont.
Kinder Morgan, Inc.	5,000	$191,700
PG&E Corp.	5,900	265,736
PPL Corp.	40,100	1,316,884
Red Electrica Corporacion SA (Spain)	5,428	468,398
Tokyo Gas Co., Ltd. (Japan)	53,000	298,117
UGI Corp.	22,350	761,912
United Utilities Group PLC (United Kingdom)	19,939	259,947
		8,999,317
Total common stocks (cost $195,173,410)		$240,777,030

CORPORATE BONDS AND NOTES (24.1%)*	Principal amount	Value
Basic materials (1.0%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	$18,000	$18,839
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	10,000	10,590
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	15,000	15,019
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	64,685
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	524,000	639,280
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	20,000	20,600
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	517,000	579,306
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	63,000	66,150
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	30,000	29,213
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	82,000	87,330
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	52,000	54,527
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	35,000	36,874
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	76,000	91,685
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	20,000	19,100
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	30,000	30,450
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	140,000	137,196
E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	315,000	331,581
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	17,000	16,873
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	14,000	14,193
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)	59,000	60,991
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	116,000	126,334
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	79,000	79,284
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	77,000	79,888

Dynamic Asset Allocation Conservative Fund     39

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	$34,000	$39,185
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	20,000	20,100
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020	14,000	13,335
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	43,000	43,806
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	25,000	26,625
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	50,000	53,250
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	73,000	78,840
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020	20,000	21,100
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	54,000	53,190
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	74,000	82,695
JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	15,000	15,150
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	57,000	60,705
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	309,268
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	33,000	33,506
Momentive Performance Materials, Inc. company guaranty sr. notes 8 7/8s, 2020	5,000	4,488
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	23,257
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	9,922
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	30,000	31,950
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	30,000	30,300
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	100,000	106,875
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	225,000	238,093
PQ Corp. 144A sr. notes 8 3/4s, 2018	50,000	53,063
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	525,000	527,823
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)	277,000	354,721
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	135,000	144,676
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	75,000	78,750
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	60,000	63,300
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	47,000	50,114
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	40,000	39,100
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	30,000	34,200
Steel Dynamics, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	7,000	7,350

40     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	$7,000	$7,394
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	13,000	13,731
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	4,000	4,030
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	15,000	15,075
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	10,000	10,150
Taminco Global Chemical Corp. company guaranty sr. sub. notes Ser. REGS, 9 3/4s, 2020 (Belgium)	10,000	11,013
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	38,000	41,848
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	30,000	31,650
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	10,000	10,225
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	77,000	74,498
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	260,000	344,631
WR Grace & Co.-Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	55,000	56,375
WR Grace & Co.-Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	40,000	40,650
		5,919,995
Capital goods (0.8%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	133,000	138,653
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	122,000	137,250
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	35,000	33,950
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	25,000	23,938
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	24,000	23,100
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	74,000	81,955
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	190,000	211,866
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	30,000	30,038
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	55,000	59,950
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	140,000	154,875
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	525,000	593,064
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	158,000	149,310
Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	570,000	553,388
Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	10,000	2,500
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	75,000	71,250

Dynamic Asset Allocation Conservative Fund     41

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Capital goods cont.
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.6s, 2042	$260,000	$234,560
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2 1/4s, 2022	160,000	151,212
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	331,000	457,806
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	20,000	20,600
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	25,000	23,375
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	30,000	30,150
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	49,000	51,940
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	213,891
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	53,000	53,928
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	175,000	188,344
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	47,000	49,585
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	13,000	13,618
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	73,000	75,920
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	54,000	57,645
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	10,000	9,700
TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024	13,000	12,951
United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	488,922
Waste Management, Inc. company guaranty sr. unsec. notes 7 3/4s, 2032	305,000	434,788
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	30,000	30,000
		4,864,022
Communication services (2.3%)
Adelphia Communications Corp. escrow bonds zero %, 2015	125,000	1,094
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	205,000	209,600
American Tower Corp. sr. unsec. notes 7s, 2017 R	317,000	360,871
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	525,000	529,319
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	27,000	30,004
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	30,000	33,000
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	37,000	40,099
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	57,000	59,423
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	23,000	22,483
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	50,000	48,000
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	33,000	34,898

42     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	$34,000	$35,700
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	30,000	31,163
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	50,000	53,625
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	13,000	13,410
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	525,000	587,933
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	539,000	722,189
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	82,000	106,672
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2015	13,000	13,221
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	80,000	79,300
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	24,000	23,280
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	115,000	126,759
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	30,000	31,950
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	37,000	35,520
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)	163,000	236,998
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	42,000	47,460
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	127,000	136,525
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	20,000	22,300
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025	5,000	4,938
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	5,000	4,950
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	14,000	14,525
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	54,000	57,375
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	39,000	42,510
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	23,000	23,230
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	47,000	50,173
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	94,000	97,995
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	233,000	237,369
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	135,000	186,246
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	40,000	39,400
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	40,000	43,300
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	10,000	10,650

Dynamic Asset Allocation Conservative Fund     43

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	$45,000	$47,419
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	50,000	51,500
Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes 7 1/4s, 2022	55,000	57,750
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	45,000	30,038
Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	212,136
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)	34,000	33,745
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	320,000	366,844
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	64,148
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	410,000	401,878
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	40,000	38,400
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	14,000	14,245
SES SA 144A company guaranty sr. unsec. notes 3.6s, 2023 (France)	162,000	163,031
Sprint Capital Corp. company guaranty 6 7/8s, 2028	92,000	87,860
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	27,000	28,215
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	154,000	177,870
Sprint Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2023	100,000	106,000
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021	184,000	191,590
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	7,000	7,175
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	20,000	20,500
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	67,000	68,340
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	17,000	17,659
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	30,000	29,925
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	60,000	60,600
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	93,000	93,233
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	20,000	19,975
TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	365,000	479,604
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	300,000	294,000
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	300,000	313,227
Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	5,000	6,800
Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039	230,000	295,486

44     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Communication services cont.
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2033	$541,000	$799,127
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2023	88,000	117,106
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	1,093,000	1,324,025
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	152,000	176,782
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	733,000	891,740
Verizon Communications, Inc. 144A sr. unsec. notes 2 5/8s, 2020	397,000	392,020
Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022	165,000	204,870
Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030	505,000	662,008
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)	54,000	53,460
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	909,000	896,018
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	90,000	97,200
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	140,000	155,400
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	24,000	23,160
		14,057,566
Consumer cyclicals (2.8%)
21st Century Fox America, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	300,000	378,666
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	458,000	654,446
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 6.2s, 2034	10,000	12,143
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	50,000	48,500
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	517,000	511,544
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	35,000	38,544
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	33,000	33,248
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	33,000	37,657
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	202,000	221,190
Beazer Homes USA, Inc. company guaranty sr. unsec. notes 8 1/8s, 2016	5,000	5,325
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	330,000	323,122
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	99,000	99,124
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	17,000	15,215
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	63,000	65,363

Dynamic Asset Allocation Conservative Fund     45

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	$30,000	$30,693
Building Materials Corp. of America 144A company guaranty sr. notes 7s, 2020	22,000	22,880
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	37,000	38,758
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	325,000	440,398
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025 ##	30,000	30,150
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	57,000	57,143
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	37,000	39,035
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	40,000	39,400
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	13,000	12,610
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	45,000	45,056
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	10,000	9,825
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	17,000	16,193
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	15,000	16,050
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	54,000	56,160
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	190,000	194,275
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	44,000	45,100
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	50,000	51,625
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	23,000	23,403
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	60,000	63,000
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	445,000	397,516
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	59,000	64,605
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	350,000	394,101
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	152,000	158,270
FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	15,000	14,663
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	24,000	24,960
Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	95,000	120,011
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	245,000	384,298
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	140,000	191,021
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	865,000	1,080,933

46     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		$27,000	$27,270
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2019		34,000	34,340
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		75,000	72,563
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)		67,000	67,355
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018		243,000	244,215
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016		232,000	233,740
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		37,000	36,168
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		57,000	58,122
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		155,000	157,325
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		63,000	64,418
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	70,000	65,690
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$25,000	18,438
Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s, 2025 (Mexico)		360,000	434,441
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023		105,000	141,657
Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	373,733
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		147,000	167,422
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		293,000	322,110
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		60,000	61,950
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		80,000	77,841
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		70,000	71,050
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		100,000	99,500
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		114,000	114,855
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		27,000	27,338
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		34,000	36,125
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		53,000	55,253
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		45,000	41,850
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		105,000	99,750
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064		405,000	395,148
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		60,000	65,850
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		23,000	23,978

Dynamic Asset Allocation Conservative Fund     47

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	$27,000	$27,810
Lamar Media Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	40,000	40,100
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	57,000	60,135
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	70,000	67,725
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	25,000	24,781
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	80,000	83,700
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	210,000	265,361
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	190,000	198,856
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	500,000	459,340
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	190,000	195,067
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	130,000	139,100
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	60,000	59,850
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	50,000	53,250
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	90,000	90,000
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	65,000	73,294
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	60,000	63,150
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	272,706	297,590
Navistar International Corp. sr. notes 8 1/4s, 2021	79,000	80,185
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	150,000	157,875
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	40,000	39,800
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	50,000	51,250
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	65,000	65,163
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	130,000	136,825
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	90,000	96,750
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	90,000	91,814
Owens Corning company guaranty sr. unsec. notes 9s, 2019	20,000	24,427
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	74,000	68,265
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	53,000	53,795
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	27,000	28,215

48     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	$47,000	$52,640
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	32,000	36,000
QVC, Inc. company guaranty sr. notes 4.85s, 2024	120,000	122,910
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	50,000	49,250
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	10,000	10,025
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	58,000	61,770
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	63,000	68,040
Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	140,000	150,850
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	29,000	31,248
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	15,000	14,438
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	15,000	12,525
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	40,000	40,900
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	14,000	13,790
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	10,000	10,175
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	15,000	14,438
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	43,000	43,538
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	90,000	90,900
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	13,000	13,553
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	90,000	87,300
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	3,000	3,143
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	3,000	3,128
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	50,000	52,125
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	50,000	50,938
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	23,000	21,965
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	21,000	22,313
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	23,000	22,138
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	20,000	19,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	54,000	57,780
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	355,000	354,484
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	30,000	32,325

Dynamic Asset Allocation Conservative Fund     49

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	$525,000	$521,711
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	58,928	58,928
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	14,000	14,245
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	125,000	126,250
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	93,000	98,348
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	198,000	262,595
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	120,000	135,648
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	655,000	714,984
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	120,000	121,443
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	50,000	51,927
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	525,000	519,280
		17,478,675
Consumer staples (1.5%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	128,000	130,502
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	42,000	54,104
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	500,000	478,918
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	525,000	515,505
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	245,000	371,518
Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020	450,000	507,685
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	14,000	15,435
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	50,000	49,625
BC ULC/New Red Finance, Inc. 144A sr. notes 6s, 2022 (Canada)	110,000	109,450
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	43,000	44,183
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019	10,000	12,419
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub. notes 4.1s, 2016	90,000	93,863
Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	315,000	303,991
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	50,000	46,750
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	155,000	175,925
Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	325,000	364,100
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	14,000	13,720
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	45,000	49,275
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	50,000	54,500

50     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer staples cont.
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	$54,000	$52,245
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	13,000	12,740
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	525,000	526,903
CVS Pass-Through Trust sr. notes 6.036s, 2028	54,799	63,007
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	265,255	281,416
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	33,000	34,735
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	247,000	248,236
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	135,000	175,770
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	137,000	121,588
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	300,000	396,234
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	515,000	515,934
Hertz Corp. (The) company guaranty sr. unsec. notes 6 1/4s, 2022	28,000	28,350
Hertz Corp. (The) company guaranty sr. unsec. notes 5 7/8s, 2020	13,000	13,195
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	93,000	92,419
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	17,000	18,105
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	140,000	147,000
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	30,000	31,500
Kerry Group Financial Services 144A company guaranty sr. unsec. notes 3.2s, 2023 (Ireland)	357,000	343,863
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	350,000	432,183
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	17,000	17,510
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	122,000	129,015
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	300,000	382,728
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	270,000	327,627
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	230,000	231,222
PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	82,000	100,714
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	521,000	519,485
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	42,000	39,795
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	67,000	65,660
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	57,000	62,130
Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	5,000	5,063
Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	7,000	7,000
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	300,000	324,597

Dynamic Asset Allocation Conservative Fund     51

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer staples cont.
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	$50,000	$54,125
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	39,000	39,488
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	47,000	48,293
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	50,000	52,250
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	65,000	65,650
		9,399,243
Energy (2.3%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	20,000	21,100
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	17,000	18,105
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	90,000	92,250
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	85,000	49,938
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	21,000	22,918
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	125,000	152,327
Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	220,758
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	37,000	35,983
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	43,000	42,785
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	45,000	47,778
Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	192,000	192,402
Athlon Holdings LP/Athlon Finance Corp. company guaranty sr. unsec. notes 7 3/8s, 2021	61,000	66,338
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	29,000	31,103
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	33,000	31,680
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	33,000	32,175
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)	570,000	590,302
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	525,000	530,612
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	34,000	35,530
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024 ##	40,000	41,100
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020 ##	85,000	86,275
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,045,000	1,155,375
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	17,000	18,190

52     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Energy cont.
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	$14,000	$14,910
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	27,000	27,135
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	27,000	29,363
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	54,000	55,485
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	517,000	512,046
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	54,000	57,375
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	54,000	55,890
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	24,000	24,720
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	55,000	41,938
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	525,000	517,743
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	65,000	67,925
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	33,000	32,505
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	7,000	7,368
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	73,000	72,270
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	50,000	49,287
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	34,000	32,470
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	57,000	55,433
Forum Energy Technologies, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	50,000	51,375
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	40,000	39,300
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	35,000	35,963
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	135,000	140,738
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	25,000	26,063
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	10,000	10,175
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	124,000	122,140
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	140,000	186,889
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	40,000	42,400

Dynamic Asset Allocation Conservative Fund     53

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Energy cont.
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	$13,000	$12,643
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	20,000	19,250
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	40,000	55,395
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	63,000	60,638
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	94,000	100,815
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	10,000	10,050
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	84,000	83,160
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	25,000	24,375
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	110,000	107,388
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	59,000	3
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	200,000	178,768
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	148,611
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)	45,000	46,125
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)	20,000	20,175
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	130,000	102,700
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	96,188
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	285,000	294,166
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	25,000	26,438
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	95,000	100,225
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	110,000	102,300
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	50,000	44,063
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	25,000	21,125
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	90,000	76,050
Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016	22,000	23,320
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	189,500
PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS, 8 5/8s, 2020 (Canada)	30,000	29,700
54     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Energy cont.
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	$115,000	$86,681
Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,060,000	1,040,390
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	270,000	140,400
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	150,000	169,620
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	150,000	157,119
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	525,000	545,477
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	333,000	368,798
Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020	43,000	45,258
Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022	10,000	10,225
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2022	30,000	29,700
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	54,000	53,055
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	34,000	33,150
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	20,000	20,600
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	113,000	102,548
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	47,000	50,774
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022	15,000	14,738
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	47,000	49,350
Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)	585,000	596,996
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	564,000	619,736
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	20,000	20,750
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	23,000	24,323
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	10,000	10,500
Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	265,985
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	170,000	190,409
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	14,000	14,000
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	517,000	520,686
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	25,000	24,406
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	60,450
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	90,000	108,311
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	300,000	462,658

Dynamic Asset Allocation Conservative Fund     55

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Energy cont.
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	$104,000	$109,980
Williams Cos., Inc. (The) notes 7 3/4s, 2031	4,000	4,815
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	15,000	18,069
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	240,000	237,425
Williams Partners LP sr. unsec. notes 5.4s, 2044	75,000	78,928
Williams Partners LP sr. unsec. notes 4.3s, 2024	75,000	76,585
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	17,000	17,527
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	80,000	83,200
		14,260,723
Financials (8.4%)
Abbey National Treasury Services PLC of Stamford, CT company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	564,000	563,880
Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	398,675
Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	179,702
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	30,000	37,425
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	24,000	27,960
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	44,000	50,710
Ally Financial, Inc. unsec. sub. notes 8s, 2018	30,000	34,050
American Express Co. sr. unsec. notes 7s, 2018	396,000	461,053
American Express Co. sr. unsec. notes 6.15s, 2017	240,000	270,211
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	321,000	432,548
American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	639,000	718,548
ARC Properties Operating Partnership LP/Clark Acquisition, LLC 144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	240,000	244,323
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	275,603
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	310,000	325,810
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	255,000	274,125
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	390,000	390,990
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	340,000	338,531
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	621,000	618,299
Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	812,561
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	517,000	532,324
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 1.969s, 2017	445,000	451,790
Bank of New York Mellon Corp. (The) 144A sr. unsec. notes Ser. MTN, 2 1/2s, 2016	65,000	66,567
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	525,000	518,818
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	450,000	447,596

56     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Financials cont.
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	$519,000	$705,748
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,081,000	1,032,355
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	455,000	463,531
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	46,000	53,516
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	155,000	155,319
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	151,000	150,113
BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)	678,000	676,715
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	190,000	193,705
BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s, perpetual maturity (France)	261,000	263,610
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	281,883
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	206,073
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	152,502
CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	47,000	49,416
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	440,000	472,426
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	25,000	24,844
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	43,000	42,566
CIT Group, Inc. sr. unsec. notes 5s, 2023	27,000	26,730
CIT Group, Inc. sr. unsec. notes 5s, 2022	170,000	170,425
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	37,000	38,203
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	24,000	23,580
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	44,000	46,035
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	631,000	672,313
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	625,000	721,563
Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	718,000	714,943
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	33,000	24,915
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	470,000	492,910
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	47,000	47,823
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	225,000	236,520
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	250,000	310,652
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	621,000	694,942

Dynamic Asset Allocation Conservative Fund     57

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Financials cont.
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	$60,000	$58,200
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	207,000	216,054
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	87,000	91,350
EPR Properties unsec. notes 5 1/4s, 2023 R	280,000	294,087
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	190,000	185,725
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	93,000	87,653
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	345,000	361,101
GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	1,450,000	1,566,000
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	595,000	784,470
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	781,000	855,305
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	439,000	386,320
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	440,000	527,468
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,318,444
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	319,000	322,312
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5 1/8s, 2022	160,000	178,568
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	345,000	382,950
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	335,000	325,951
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	318,362
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	57,000	58,354
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	35,000	34,575
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	125,000	188,125
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	411,500
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	650,000	761,981
HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes 7.808s, 2026	350,000	354,443
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	10,000	9,775
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	105,000	107,888
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	57,000	57,000
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,365,000	1,503,567
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	20,000	21,500
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	44,000	45,540
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	210,000	211,575
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	33,000	34,898
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	5,000	4,813

58     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	$136,000	$147,220
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	523,000	527,459
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	618,000	617,674
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	390,000	458,738
Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	159,875
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	740,000	762,200
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	110,000	118,800
Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	160,000	163,673
Merrill Lynch & Co., Inc. unsec. sub. FRN notes 0.994s, 2026	100,000	89,900
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	440,000	503,643
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	385,000	492,800
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	540,000	592,468
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	370,000	381,520
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	620,000	666,259
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	48,150
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	115,000	122,475
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	525,000	531,923
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	90,000	90,900
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	50,000	47,625
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	425,000	431,395
Navient, LLC sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018	54,000	60,750
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	75,000	79,688
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	45,000	46,800
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	25,000	25,125
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	55,000	58,850
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	35,000	33,775
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,199,787
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	34,000	36,040
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	48,750
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	525,000	523,459
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	289,975
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	275,000	301,297
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	57,000	56,288
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019	54,000	57,780

Dynamic Asset Allocation Conservative Fund     59

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	$320,000	$385,200
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	141,000	147,521
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	157,000	157,981
Prudential Holdings, LLC 144A sr. notes Ser. B, 7.245s, 2023	205,000	251,876
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	127,511
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	525,000	531,194
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	125,000	132,500
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	60,000	62,900
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	560,000	550,234
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	505,000	521,411
Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	93,000	97,922
Santander Issuances SAU 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	300,000	317,691
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	300,000	301,095
Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	155,000	158,259
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	476,000	470,840
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	210,000	211,050
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	25,000	28,000
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	173,000	175,595
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	595,000	655,398
Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	272,000	282,763
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4 1/4s, 2042	435,000	422,843
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	17,000	16,915
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	190,000	256,199
UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	469,000	528,033
US Bank of NA of Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	550,000	549,447
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)	500,000	507,385
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,887,000	1,913,644
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95s, 2022 (Russia)	200,000	191,500
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	500,000	564,110
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	66,833

60     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.		Principal amount	Value
Financials cont.
Walter Investment Management Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2021		$40,000	$39,400
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017		517,000	527,276
Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		155,000	159,426
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		80,000	89,050
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)		95,000	95,949
Weyerhaeuser Real Estate Co. 144A sr. unsec. unsub. notes 5 7/8s, 2024		60,000	59,700
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R		170,000	175,309
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037		426,000	457,950
			51,644,800
Health care (1.5%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022		525,000	501,250
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017		471,000	469,394
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		100,000	103,000
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		50,000	48,750
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		318,000	419,009
Amgen, Inc. sr. unsec. notes 3.45s, 2020		500,000	517,833
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017		525,000	534,351
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)		99,000	128,307
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		525,000	591,025
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		40,000	41,900
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021		50,000	51,625
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		44,000	43,890
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		50,000	48,094
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		50,000	50,125
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		10,000	10,275
CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019		20,000	21,354
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5 1/8s, 2021		10,000	9,975
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2022		10,000	10,400
CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	381,802
ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	100,000	131,994
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$73,000	66,521
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		60,000	58,950
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		23,000	22,713

Dynamic Asset Allocation Conservative Fund     61

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Health care cont.
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023	$40,000	$38,200
Envision Healthcare Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	20,000	19,700
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019	43,000	45,266
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	90,000	88,425
HCA, Inc. sr. notes 6 1/2s, 2020	160,000	174,800
HCA, Inc. sr. unsec. notes 7 1/2s, 2022	14,000	15,785
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	87,000	93,743
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	44,000	46,090
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	24,000	24,600
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	55,000	55,550
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019	75,000	80,438
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	74,000	74,731
Johnson & Johnson sr. unsec. notes 5.15s, 2018	329,000	370,310
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	103,000	111,755
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	453,000	447,093
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	65,000	69,063
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R	220,000	223,850
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	70,000	72,975
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037	60,000	73,927
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021	17,000	18,403
Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022	54,000	54,540
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	244,000	244,610
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	40,000	41,900
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	30,000	29,400
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	24,000	23,400
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	39,000	37,343
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	63,000	66,623
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	60,000	63,450
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III, LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)	410,000	417,217
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	47,000	50,643

62     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Health care cont.
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	$235,000	$267,107
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	345,000	358,559
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	540,000	501,417
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	535,000	519,057
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	17,000	17,765
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018	13,000	13,423
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	73,000	75,008
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2018	37,000	39,035
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	4,000	3,985
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	40,000	40,700
		9,272,423
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	70,000	72,625
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	138,000	127,925
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	275,000	277,059
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	25,000	24,968
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	34,000	29,750
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	97,000	94,090
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017	595,000	624,019
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	238,000	237,841
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	525,000	522,804
Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019	17,000	17,978
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	76,000	80,088
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	10,000	11,975
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	50,000	57,875
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	257,000	272,420
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	4,545	4,829
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	29,000	32,190
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	44,000	43,230
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	54,000	54,810
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	204,469
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	447,000	459,127
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	255,000	302,723
Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	150,000	164,454
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	619,783

Dynamic Asset Allocation Conservative Fund     63

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Technology cont.
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	$525,000	$523,299
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	23,000	24,553
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	47,000	48,175
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	50,000	58,125
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	85,000	87,975
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	521,508
Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	351,419
Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	200,000	190,866
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	199,500
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	33,000	33,000
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	34,000	35,700
Xerox Corp. sr. unsec. notes 6 3/4s, 2039	40,000	49,108
Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	185,170
		6,645,430
Transportation (0.3%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	92,000	96,140
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	72,983
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	300,000	353,782
CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	370,000	347,745
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	104,250	121,973
FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022	75,000	72,145
Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes 2.35s, 2020	39,000	37,367
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	71,000	68,741
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	260,000	260,000
United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	88,581	96,554
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	43,000	43,215
		1,570,645
Utilities and power (2.1%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	30,000	34,425
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	75,000	84,188
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	100,000	112,000
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	20,000	19,025
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	144,087
Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	270,586
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	62,660
Beaver Valley Funding Corp. sr. bonds 9s, 2017	62,000	65,708
Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016	288,000	311,404

64     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Utilities and power cont.
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	$100,000	$97,125
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	13,000	13,715
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	10,000	10,400
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	25,000	29,840
Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	208,000	259,904
Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018	402,000	479,893
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	205,000	201,576
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	73,000	77,380
Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	444,099
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	200,000	250
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	200,000	207,732
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	835,000	866,313
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	70,000	93,056
Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s, 2019 (France)	245,000	287,245
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	1,180,000	1,196,225
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	50,000	59,063
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	34,000	37,825
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	159,537
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	128,842
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	375,000	385,103
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	34,000	35,190
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	30,000	31,725
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	87,000	94,830
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	196,000	194,858
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	33,000	33,131
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	57,000	59,280
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	252,790
Kansas Gas and Electric Co. bonds 5.647s, 2021	46,448	49,224
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	115,000	113,085
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 4 1/4s, 2024	170,000	168,132
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	505,000	498,482
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	17,000	20,868
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes 7s, 2017	105,000	115,763

Dynamic Asset Allocation Conservative Fund     65

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Utilities and power cont.
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	$68,000	$70,890
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	430,000	559,194
Nevada Power Co. mtge. notes 7 1/8s, 2019	310,000	372,054
NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022	130,000	152,216
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	110,000	118,250
NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	350,000	334,539
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	135,000	144,827
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	153,000	188,590
Potomac Edison Co. 144A sr. bonds 5.8s, 2016	985,000	1,052,079
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	465,000	493,305
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.4s, 2023	15,000	14,780
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	265,523
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	337,000	353,008
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	53,000	55,120
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	34,000	34,425
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	25,000	24,625
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	44,000	42,570
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	60,000	59,700
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	5,000	5,173
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	54,000	45,225
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s, 2067 (Canada)	155,000	160,038
Union Electric Co. sr. notes 6.4s, 2017	265,000	297,291
West Penn Power Co. 144A sr. bonds 5.95s, 2017	45,000	50,327
		12,700,313
Total corporate bonds and notes (cost $140,789,387)		$147,813,835

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (22.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.3%)
Government National Mortgage Association Pass-Through Certificates 3s, TBA, October 1, 2044	$20,000,000	$20,129,688
		20,129,688

66     Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (22.3%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations (19.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates 4s, June 1, 2043	$177,962	$188,688
Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	75,550	81,410
6s, TBA, October 1, 2044	30,000,000	33,909,375
4 1/2s, TBA, October 1, 2044	1,000,000	1,078,984
4s, TBA, October 1, 2044	55,000,000	57,960,546
3 1/2s, TBA, October 1, 2029	20,000,000	21,021,876
3s, TBA, October 1, 2044	2,000,000	1,971,094
		116,211,973
Total U.S. government and agency mortgage obligations (cost $136,224,230)		$136,341,661

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
1s, May 31, 2018 [i]	$124,000	$122,576
2 1/8s, August 15, 2021 [i]	37,000	36,917
Total U.S. treasury obligations (cost $159,493)		$159,493

MORTGAGE-BACKED SECURITIES (5.6%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.175s, 2037	$170,967	$245,022
IFB Ser. 2979, Class AS, 23.71s, 2034	16,931	21,798
IFB Ser. 3072, Class SB, 23.087s, 2035	275,349	386,135
IFB Ser. 3249, Class PS, 21.768s, 2036	240,330	324,488
IFB Ser. 3065, Class DC, 19.399s, 2035	242,112	342,317
IFB Ser. 2990, Class LB, 16.553s, 2034	240,375	310,589
IFB Ser. 326, Class S2, IO, 5.796s, 2044	664,257	157,433
IFB Ser. 310, Class S4, IO, 5.796s, 2043	383,924	98,039
IFB Ser. 311, Class S1, IO, 5.796s, 2043	1,333,485	296,700
IFB Ser. 308, Class S1, IO, 5.796s, 2043	719,979	179,966
Ser. 3391, PO, zero %, 2037	15,543	13,202
Ser. 3300, PO, zero %, 2037	99,587	88,193
Ser. 3206, Class EO, PO, zero %, 2036	11,031	9,729
FRB Ser. 3326, Class WF, zero %, 2035	5,098	3,923
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.973s, 2036	60,727	112,456
IFB Ser. 06-8, Class HP, 24s, 2036	194,546	296,565
IFB Ser. 05-45, Class DA, 23.854s, 2035	340,924	500,848
IFB Ser. 05-75, Class GS, 19.787s, 2035	100,321	132,261
IFB Ser. 05-106, Class JC, 19.645s, 2035	73,557	107,647
IFB Ser. 05-83, Class QP, 16.992s, 2034	43,730	55,342
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,160,283	258,163
Ser. 07-64, Class LO, PO, zero %, 2037	59,596	52,643
Ser. 07-14, Class KO, PO, zero %, 2037	46,673	40,739
Ser. 06-125, Class OX, PO, zero %, 2037	4,547	4,072
Ser. 06-84, Class OT, PO, zero %, 2036	6,565	5,829

Dynamic Asset Allocation Conservative Fund     67

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.997s, 2042	$1,066,231	$176,845
Ser. 10-9, Class UI, IO, 5s, 2040	792,684	177,973
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	164,372	35,826
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,381,782	196,103
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	1,596,235	89,533
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	1,707,685	228,881
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,160,474	411,620
Ser. 06-36, Class OD, PO, zero %, 2036	5,208	4,566
		5,365,446
Commercial mortgage-backed securities (3.5%)
Banc of America Commercial Mortgage Trust Ser. 06-5, Class A2, 5.317s, 2047	974,138	975,866
Banc of America Commercial Mortgage Trust 144A Ser. 07-5, Class XW, IO, 0.529s, 2051	12,781,929	121,364
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.576s, 2041	206,000	206,515
Ser. 04-4, Class XC, IO, 0.698s, 2042	1,177,359	2,736
Ser. 04-5, Class XC, IO, 0.618s, 2041	1,676,152	7,184
Ser. 05-1, Class XW, IO, 0.035s, 2042	10,516,545	116
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.929s, 2038	168,000	174,261
FRB Ser. 05-T18, Class D, 5.134s, 2042	248,000	254,123
Ser. 04-PR3I, Class X1, IO, 0.724s, 2041	550,720	1,542
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.6s, 2039	191,000	189,697
Ser. 06-PW14, Class X1, IO, 0.832s, 2038	8,115,915	115,814
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.744s, 2047	196,000	206,025
Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043	288,000	288,325
Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO, 0.735s, 2049	65,370,445	747,184
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	351,000	374,278
FRB Ser. 14-CR18, Class C, 4.898s, 2047	350,000	354,622
Ser. 12-CR3, Class XA, IO, 2.338s, 2045	1,387,251	160,637
Ser. 12-CR1, Class XA, IO, 2.31s, 2045	5,885,018	641,255
Ser. 13-LC13, Class XA, IO, 1.616s, 2046	6,195,281	469,416
Ser. 14-CR17, Class XA, IO, 1.376s, 2047	4,560,891	348,736
Ser. 14-CR14, Class XA, IO, 1.057s, 2047	8,767,865	443,654
Ser. 06-C8, Class XS, IO, 0.706s, 2046	29,521,918	279,348
COMM Mortgage Trust 144A FRB Ser. 13-LC13, Class E, 3.719s, 2046	274,000	202,484
Credit Suisse First Boston Mortgage Securities Corp. 144A Ser. 03-C3, Class AX, IO, 1.772s, 2038	357,899	15
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	213,879	214,982
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.003s, 2020	439,970	6,771

68     Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
First Union National Bank-Bank of America Commercial Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	$131,566	$962
GE Business Loan Trust 144A Ser. 04-2, Class D, 2.904s, 2032 F	40,774	34,251
GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1, Class AJ, 5.451s, 2044	264,000	264,612
GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3, Class XC, IO, 0.282s, 2045	127,629,542	116,969
GMAC Commercial Mortgage Securities, Inc. Trust
FRB Ser. 04-C2, Class A4, 5.301s, 2038	6,335	6,335
Ser. 05-C1, Class X1, IO, 0.765s, 2043	8,539,969	18,865
Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	219,000	217,966
FRB Ser. 05-GG3, Class B, 4.894s, 2042	194,000	195,127
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	1,015,000	1,015,487
Ser. 13-GC10, Class XA, IO, 1.888s, 2046	5,620,029	562,565
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.726s, 2044	418,000	447,063
FRB Ser. 12-GC6, Class E, 5s, 2045	478,000	416,897
Ser. 06-GG6, Class XC, IO, 0.142s, 2038	13,360,492	6,707
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	83,500	85,410
FRB Ser. 06-LDP7, Class B, 6.058s, 2045	251,000	217,507
Ser. 06-LDP8, Class B, 5.52s, 2045	171,000	171,930
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,185,000	1,222,221
FRB Ser. 13-C10, Class C, 4.298s, 2047	408,000	410,549
FRB Ser. 13-C13, Class C, 4.191s, 2046	186,000	183,483
Ser. 06-LDP8, Class X, IO, 0.723s, 2045	9,128,264	81,397
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.379s, 2051	267,000	273,104
FRB Ser. 07-CB20, Class C, 6.379s, 2051	192,000	180,662
FRB Ser. 12-LC9, Class D, 4.573s, 2047	224,000	225,705
Ser. 05-CB12, Class X1, IO, 0.501s, 2037	6,747,330	13,468
Ser. 06-LDP6, Class X1, IO, 0.249s, 2043	13,441,852	23,980
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	71,187	75,102
Ser. 98-C4, Class H, 5.6s, 2035	215,000	222,615
LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	188,186	191,536
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	194,000	200,244
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C4, Class H, 6.702s, 2036	500,000	498,600
FRB Ser. 04-C7, Class G, 5.032s, 2036	236,000	239,526
Ser. 06-C7, Class XCL, IO, 0.849s, 2038	12,751,681	155,150
Ser. 05-C2, Class XCL, IO, 0.473s, 2040	21,915,566	25,181
Ser. 05-C7, Class XCL, IO, 0.37s, 2040	22,249,719	36,668
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	2,456	—

Dynamic Asset Allocation Conservative Fund     69

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 6.028s, 2050	$92,534	$92,671
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.046s, 2039	1,009,093	1,956
Ser. 05-MCP1, Class XC, IO, 0.765s, 2043	9,004,100	19,251
Mezz Cap Commercial Mortgage Trust 144A
Ser. 05-C3, Class X, IO, 6.527s, 2044	431,314	23,679
Ser. 06-C4, Class X, IO, 6.465s, 2045	1,546,499	154,805
Ser. 07-C5, Class X, IO, 5.939s, 2049	240,970	13,036
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.565s, 2046	393,000	397,913
Ser. 14-C17, Class XA, IO, 1.448s, 2047	1,123,300	91,336
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 13-C11, Class D, 4.565s, 2046	900,000	839,610
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C, 5.558s, 2044	225,000	223,765
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.356s, 2049	175,000	179,879
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	353,515	88,379
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3, Class D, 5.123s, 2049	310,000	303,710
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.548s, 2042	289,000	288,988
Ser. 05-C18, Class XC, IO, 0.479s, 2042	17,057,888	43,839
Ser. 06-C26, Class XC, IO, 0.185s, 2045	7,035,230	8,794
Wells Fargo Commercial Mortgage Trust Ser. 14-LC16, Class XA, IO, 1.655s, 2050	2,086,780	189,772
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.438s, 2046	950,000	862,573
WF-RBS Commercial Mortgage Trust
FRB Ser. 12-C7, Class C, 5.001s, 2045	177,000	185,668
FRB Ser. 14-C19, Class C, 4.646s, 2047	494,000	497,260
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.823s, 2044	160,000	170,325
FRB Ser. 11-C2, Class D, 5.647s, 2044	445,000	471,785
FRB Ser. 12-C8, Class E, 5.039s, 2045	273,000	274,194
FRB Ser. 12-C7, Class E, 5.001s, 2045	221,000	221,345
FRB Ser. 13-UBS1, Class D, 4.787s, 2046	605,000	576,716
Ser. 14-C19, Class D, 4.234s, 2047	132,000	121,069
Ser. 12-C10, Class XA, IO, 1.952s, 2045	2,389,571	242,733
Ser. 13-C12, Class XA, IO, 1.643s, 2048	1,929,951	161,780
		21,571,625
Residential mortgage-backed securities (non-agency) (1.2%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 7.716s, 2036	100,000	101,400
FRB Ser. 12-RR10, Class 9A2, 2.664s, 2035	100,000	93,510
Barclays Capital, LLC Trust 144A
FRB Ser. 14-RR2, Class 2A1, 3 1/2s, 2036	683,309	675,793
FRB Ser. 14-RR1, Class 2A2, 2.374s, 2036	350,000	295,330
FRB Ser. 13-RR8, Class 2A2, 0.305s, 2036	903,061	764,215
70     Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Alt-A Trust FRB Ser. 05-8, Class 11A1, 0.695s, 2035	$182,095	$162,411
Countrywide Alternative Loan Trust
Ser. 05-28CB, Class 2A7, 5 3/4s, 2035	1,052,864	979,103
FRB Ser. 05-27, Class 2A1, 1.467s, 2035	235,688	190,907
FRB Ser. 05-59, Class 1A1, 0.486s, 2035	205,327	167,342
FRB Ser. 05-51, Class 1A1, 0.474s, 2035	651,718	547,834
FRB Ser. 07-OA10, Class 2A1, 0.405s, 2047	424,875	354,771
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 13-5R, Class 1A6, 0.405s, 2036	400,000	328,000
Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1, 0.917s, 2046	495,401	336,873
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.187s, 2046	386,649	349,918
FRB Ser. 06-AR3, Class A1B, 1.117s, 2046	391,330	320,108
FRB Ser. 05-AR13, Class A1C3, 0.645s, 2045	379,692	336,028
FRB Ser. 05-AR9, Class A1C3, 0.635s, 2045	333,136	304,819
FRB Ser. 05-AR15, Class A1B3, 0.495s, 2045	577,171	506,756
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.315s, 2047	375,000	285,000
		7,100,118
Total mortgage-backed securities (cost $31,511,726)		$34,037,189

ASSET-BACKED SECURITIES (2.6%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-3, Class A, 1.056s, 2016	$9,934,000	$9,934,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.054s, 2016	6,199,000	6,199,000
Total asset-backed securities (cost $16,133,000)		$16,133,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.1%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$308,448	$257,554
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		205,000	182,450
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		1,345,000	1,250,850
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		794,956	630,797
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		985,633	845,180
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Units) (Brazil)	BRL	4,564	1,728,023
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$100,000	95,000
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		100,000	91,000
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	213,000
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		200,000	161,040
Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		320,000	308,400

Dynamic Asset Allocation Conservative Fund     71

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.1%)* cont.	Principal amount	Value
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)	$200,000	$184,878
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)	175,000	192,281
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)	58,950	66,098
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)	460,000	463,450
Total foreign government and agency bonds and notes (cost $7,181,390)		$6,670,001

SENIOR LOANS (0.1%)*[c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	$550,805	$500,839
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	39,900	37,743
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	149,625	141,545
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	11,599	11,474
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	84,150	82,596
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	82,302	60,904
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	845	625
Total senior loans (cost $881,677)		$835,726

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	249	$249,233
GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	2,035	54,151
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	7,650	167,612
M/I Homes, Inc. Ser. A, $2.438 pfd.	2,202	56,481
Total preferred stocks (cost $392,613)		$527,477

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	5,720	$126,018
United Technologies Corp. $3.75 cv. pfd.	1,100	64,779
Total convertible preferred stocks (cost $159,547)		$190,797

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value
IL State G.O. Bonds, 4.421s, 1/1/15	$135,000	$136,245
Total municipal bonds and notes (cost $135,000)		$136,245

72     Dynamic Asset Allocation Conservative Fund

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$27,000	$34,054
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	76,000	89,253
Total convertible bonds and notes (cost $95,657)		$123,307

INVESTMENT COMPANIES (—%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	3,088	$44,652
Total investment companies (cost $43,648)		$44,652

WARRANTS (—%)*†	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	34,898	$—
Total warrants (cost $6,980)				$—

SHORT-TERM INVESTMENTS (26.3%)*	Principal amount/shares	Value
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.04%, January 14, 2015	$6,000,000	$5,999,688
Putnam Cash Collateral Pool, LLC 0.16% [d]	Shares 1,954,825	1,954,825
Putnam Money Market Liquidity Fund 0.06% L	Shares 24,848,850	24,848,850
Putnam Short Term Investment Fund 0.06% L	Shares 118,950,376	118,950,376
SSgA Prime Money Market Fund 0.01% P	Shares 360,000	360,000
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.02%, December 4, 2014 #	$525,000	524,986
U.S. Treasury Bills with effective yields ranging from 0.10% to 0.12%, February 5, 2015 # §	4,396,000	4,395,652
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, January 8, 2015 #	103,000	102,995
U.S. Treasury Bills with effective yields ranging from 0.11% to 0.12%, November 13, 2014 # §	1,030,000	1,029,853
U.S. Treasury Bills with an effective yield of 0.04%, November 20, 2014 # §	1,109,000	1,108,938
U.S. Treasury Bills with effective yields ranging from 0.09% to 0.10%, October 16, 2014 # §	398,000	397,984
U.S. Treasury Bills with an effective yield of 0.02%, October 23, 2014 # §	1,705,000	1,704,978
Total short-term investments (cost $161,377,146)		$161,379,125

TOTAL INVESTMENTS
Total investments (cost $690,264,904)	$745,169,538

Key to holding’s currency abbreviations
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro

Dynamic Asset Allocation Conservative Fund     73

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosuresand references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $612,681,688.
†	Non-income-producing security.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

74     Dynamic Asset Allocation Conservative Fund

P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $303,699,065 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $91,783,585)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/17/14	$2,652,383	$2,696,132	$43,749
	Canadian Dollar	Sell	10/15/14	18,566	19,470	904
	Euro	Buy	12/17/14	307,720	310,569	(2,849)
	Euro	Sell	12/17/14	307,720	319,778	12,058
	Swiss Franc	Sell	12/17/14	419,707	436,052	16,345
Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	116,691	138,465	(21,774)
	British Pound	Sell	12/17/14	3,351,281	3,404,400	53,119
	Canadian Dollar	Sell	10/15/14	334,993	348,442	13,449
	Chinese Yuan (Offshore)	Buy	11/19/14	444,617	443,944	673
	Czech Koruna	Sell	12/17/14	213,079	220,270	7,191
	Euro	Sell	12/17/14	2,112,334	2,191,576	79,242
	Hong Kong Dollar	Buy	11/19/14	267,227	267,809	(582)
	Japanese Yen	Sell	11/19/14	150,451	158,118	7,667
	Mexican Peso	Sell	10/15/14	448,779	452,933	4,154
	New Zealand Dollar	Buy	10/15/14	6,003	15,982	(9,979)
	Norwegian Krone	Buy	12/17/14	513,911	532,033	(18,122)
	Norwegian Krone	Sell	12/17/14	513,911	518,358	4,447
	Singapore Dollar	Buy	11/19/14	247,466	253,083	(5,617)
	South African Rand	Buy	10/15/14	508,269	535,251	(26,982)
	South African Rand	Sell	10/15/14	508,269	524,607	16,338
	Swedish Krona	Buy	12/17/14	208,670	198,626	10,044
	Swiss Franc	Buy	12/17/14	92,873	96,507	(3,634)
	Turkish Lira	Sell	12/17/14	437,801	447,231	9,430
Citibank, N.A.
	Australian Dollar	Buy	10/15/14	826,459	877,743	(51,284)
	Brazilian Real	Buy	10/2/14	2,079,093	2,197,077	(117,984)
	Brazilian Real	Sell	10/2/14	2,079,093	2,167,198	88,105

Dynamic Asset Allocation Conservative Fund     75

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $91,783,585) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
	Brazilian Real	Buy	1/5/15	$959,653	$963,840	$(4,187)
	Chilean Peso	Buy	10/15/14	251,949	264,574	(12,625)
	Chilean Peso	Sell	10/15/14	251,949	269,243	17,294
	Danish Krone	Sell	12/17/14	374,609	389,838	15,229
	Euro	Sell	12/17/14	1,061,917	1,122,934	61,017
	Japanese Yen	Sell	11/19/14	412,075	444,663	32,588
	Mexican Peso	Buy	10/15/14	301,822	311,279	(9,457)
	Mexican Peso	Sell	10/15/14	301,822	309,427	7,605
	New Zealand Dollar	Sell	10/15/14	288,623	327,420	38,797
	Norwegian Krone	Buy	12/17/14	513,243	531,551	(18,308)
	Norwegian Krone	Sell	12/17/14	513,243	516,498	3,255
	Swiss Franc	Sell	12/17/14	615,200	636,773	21,573
Credit Suisse International
	Australian Dollar	Buy	10/15/14	406,581	439,886	(33,305)
	British Pound	Sell	12/17/14	919,067	940,880	21,813
	Canadian Dollar	Sell	10/15/14	630,086	666,142	36,056
	Euro	Sell	12/17/14	1,146,208	1,205,127	58,919
	Indian Rupee	Sell	11/19/14	21,463	21,579	116
	Japanese Yen	Sell	11/19/14	1,072,861	1,138,152	65,291
	Mexican Peso	Buy	10/15/14	258,386	264,938	(6,552)
	Mexican Peso	Sell	10/15/14	258,386	265,644	7,258
	New Zealand Dollar	Buy	10/15/14	797,962	871,804	(73,842)
	New Zealand Dollar	Sell	10/15/14	797,962	849,950	51,988
	Norwegian Krone	Sell	12/17/14	621,207	638,769	17,562
	Singapore Dollar	Buy	11/19/14	23,046	23,565	(519)
	Singapore Dollar	Sell	11/19/14	23,046	23,558	512
	Swedish Krona	Buy	12/17/14	675,459	686,158	(10,699)
	Swedish Krona	Sell	12/17/14	675,459	692,673	17,214
	Swiss Franc	Sell	12/17/14	1,992,876	2,070,640	77,764
	Turkish Lira	Sell	12/17/14	437,283	446,827	9,544
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	497,118	513,595	(16,477)
	Euro	Sell	12/17/14	1,584,725	1,633,175	48,450
	Japanese Yen	Sell	11/19/14	114,527	127,180	12,653
	New Zealand Dollar	Buy	10/15/14	769,895	858,858	(88,963)
	New Zealand Dollar	Sell	10/15/14	769,895	838,943	69,048
	Norwegian Krone	Sell	12/17/14	113,599	128,741	15,142
	Swedish Krona	Buy	12/17/14	406,935	408,618	(1,683)
	Swedish Krona	Sell	12/17/14	406,935	418,611	11,676
	Swiss Franc	Sell	12/17/14	425,053	441,724	16,671

76     Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $91,783,585) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International
	Australian Dollar	Buy	10/15/14	$411,217	$430,328	$(19,111)
	British Pound	Sell	12/17/14	198,135	201,766	3,631
	Canadian Dollar	Sell	10/15/14	430,054	443,683	13,629
	Euro	Sell	12/17/14	952,857	1,008,263	55,406
	Japanese Yen	Sell	11/19/14	83,674	97,232	13,558
	Norwegian Krone	Buy	12/17/14	450,297	452,062	(1,765)
	Norwegian Krone	Sell	12/17/14	450,297	455,080	4,783
	Swedish Krona	Buy	12/17/14	225,573	227,503	(1,930)
	Swedish Krona	Sell	12/17/14	225,573	225,723	150
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/15/14	95,522	89,825	(5,697)
	British Pound	Sell	12/17/14	2,645,254	2,692,642	47,388
	Canadian Dollar	Sell	10/15/14	665,522	677,462	11,940
	Euro	Buy	12/17/14	434,599	451,579	(16,980)
	Euro	Sell	12/17/14	434,599	438,603	4,004
	Japanese Yen	Sell	11/19/14	1,075,540	1,148,640	73,100
	Swedish Krona	Sell	12/17/14	146,004	165,398	19,394
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	677,140	718,493	(41,353)
	Brazilian Real	Buy	10/2/14	1,379,430	1,448,987	(69,557)
	Brazilian Real	Sell	10/2/14	1,379,430	1,417,607	38,177
	Brazilian Real	Buy	1/5/15	955,312	960,360	(5,048)
	British Pound	Buy	12/17/14	590,030	600,056	(10,026)
	British Pound	Sell	12/17/14	590,030	596,036	6,006
	Canadian Dollar	Sell	10/15/14	161,293	172,604	11,311
	Czech Koruna	Sell	12/17/14	213,083	220,321	7,238
	Euro	Sell	12/17/14	1,734,477	1,806,144	71,667
	Hungarian Forint	Buy	12/17/14	272,939	274,587	(1,648)
	Hungarian Forint	Sell	12/17/14	272,939	280,417	7,478
	Indian Rupee	Sell	11/19/14	14,915	14,991	76
	Japanese Yen	Sell	11/19/14	311,038	352,461	41,423
	Mexican Peso	Sell	10/15/14	494,262	502,496	8,234
	New Taiwan Dollar	Sell	11/19/14	431,989	438,524	6,535
	New Zealand Dollar	Sell	10/15/14	405,569	445,516	39,947
	Norwegian Krone	Buy	12/17/14	59,407	72,788	(13,381)
	Singapore Dollar	Buy	11/19/14	111,779	114,269	(2,490)
	Singapore Dollar	Sell	11/19/14	111,779	114,281	2,502
	Swedish Krona	Sell	12/17/14	173,755	183,468	9,713
	Swiss Franc	Sell	12/17/14	839,519	872,364	32,845
Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/17/14	226,324	227,697	(1,373)
	British Pound	Sell	12/17/14	226,324	227,922	1,598

Dynamic Asset Allocation Conservative Fund     77

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $91,783,585) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/15/14	$1,061,940	$1,135,551	$(73,611)
	Brazilian Real	Buy	10/2/14	2,051,721	2,176,360	(124,639)
	Brazilian Real	Sell	10/2/14	2,051,721	2,153,723	102,002
	Brazilian Real	Buy	1/5/15	818,697	824,244	(5,547)
	British Pound	Sell	12/17/14	1,551,057	1,578,648	27,591
	Canadian Dollar	Sell	10/15/14	436,838	455,235	18,397
	Chilean Peso	Buy	10/15/14	11,815	12,247	(432)
	Chilean Peso	Sell	10/15/14	11,815	12,648	833
	Euro	Buy	12/17/14	229,621	232,730	(3,109)
	Japanese Yen	Sell	11/19/14	426,036	454,974	28,938
	New Taiwan Dollar	Buy	11/19/14	4,706	4,781	(75)
	New Zealand Dollar	Sell	10/15/14	181,657	223,592	41,935
	Norwegian Krone	Buy	12/17/14	706,755	743,689	(36,934)
	Singapore Dollar	Buy	11/19/14	470	481	(11)
	Singapore Dollar	Sell	11/19/14	470	481	11
	Swedish Krona	Sell	12/17/14	699,290	722,861	23,571
	Swiss Franc	Sell	12/17/14	863,000	889,119	26,119
UBS AG
	Australian Dollar	Sell	10/15/14	1,598,509	1,720,709	122,200
	British Pound	Buy	12/17/14	8,141,674	8,290,783	(149,109)
	Canadian Dollar	Sell	10/15/14	408,364	428,319	19,955
	Euro	Sell	12/17/14	1,713,878	1,781,210	67,332
	Japanese Yen	Sell	11/19/14	384,908	410,969	26,061
WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	445,507	472,360	(26,853)
	Australian Dollar	Sell	10/15/14	445,507	455,665	10,158
	Canadian Dollar	Sell	10/15/14	444,068	453,382	9,314
	Euro	Sell	12/17/14	1,048,901	1,097,286	48,385
	Japanese Yen	Sell	11/19/14	960,777	1,035,564	74,787
	New Zealand Dollar	Sell	10/15/14	260,635	272,365	11,730
Total						$1,146,899

FUTURES CONTRACTS OUTSTANDING at 9/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index Mini (Short)	196	$18,029,060	Dec-14	$502,348
Russell 2000 Index Mini (Long)	156	17,106,960	Dec-14	(976,652)
Russell 2000 Index Mini (Short)	58	6,360,280	Dec-14	362,964
S&P 500 Index (Long)	6	2,948,250	Dec-14	(36,848)
S&P 500 Index E-Mini (Long)	62	6,093,050	Dec-14	(67,239)
S&P 500 Index E-Mini (Short)	584	57,392,600	Dec-14	631,012

78     Dynamic Asset Allocation Conservative Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/14 cont.
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P Mid Cap 400 Index E-Mini (Long)	3	$409,620	Dec-14	$(10,728)
S&P Mid Cap 400 Index E-Mini (Short)	62	8,465,480	Dec-14	364,141
SPI 200 Index (Long)	102	11,795,106	Dec-14	10,025
Tokyo Price Index (Short)	32	3,870,344	Dec-14	20,293
U.S. Treasury Bond 30 yr (Long)	103	14,204,344	Dec-14	(121,547)
U.S. Treasury Bond 30 yr (Short)	16	2,206,500	Dec-14	19,009
U.S. Treasury Bond Ultra 30 yr (Long)	53	8,082,500	Dec-14	(63,038)
U.S. Treasury Bond Ultra 30 yr (Short)	2	305,000	Dec-14	(2,832)
U.S. Treasury Note 10 yr (Long)	186	23,183,156	Dec-14	(121,728)
U.S. Treasury Note 10 yr (Short)	2	249,281	Dec-14	1,590
U.S. Treasury Note 2 yr (Long)	155	33,920,781	Dec-14	(4,326)
U.S. Treasury Note 2 yr (Short)	40	8,753,750	Dec-14	549
U.S. Treasury Note 5 yr (Long)	387	45,765,774	Dec-14	(119,485)
U.S. Treasury Note 5 yr (Short)	12	1,419,094	Dec-14	3,727
Total				$391,235

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$77,138,000 E	$(6,684)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$3,190
40,716,000 E	93,338	12/17/19	3 month USD-LIBOR-BBA	2.25%	(3,357)
22,790,000 E	62,261	12/17/24	3 month USD-LIBOR-BBA	3.00%	(15,253)
4,147,000 E	(125,910)	12/17/44	3 month USD-LIBOR-BBA	3.50%	26,583
Total	$23,005	$11,163
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$60,607	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(138)
2,184,217	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,670)

Dynamic Asset Allocation Conservative Fund     79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$192,751	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(500)
4,677	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	4
21,780	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	62
6,383	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	17
449,694	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,520
1,338,385	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,829
61,496	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	176
10,445	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	28
34,235	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	93
24,661	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	67
334,867	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,432)
45,788	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(241)
51,063	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(215)
25,575	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(108)
25,575	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(108)
51,236	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(216)

80     Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$133,040	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(561)
	51,236	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(216)
	47,830	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	137
	33,929	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(145)
	102,299	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(432)
	186,195	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(808)
Citibank, N.A.
	649,548	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,858
baskets	166	—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	56,761
units	3,541	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	417,331
Credit Suisse International
	$600,594	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,559)
Goldman Sachs International
	96,489	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	17
	14,626	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	13
	150,697	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(344)
	150,697	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(344)
	1,017,198	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,641)

Dynamic Asset Allocation Conservative Fund     81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$157,267	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(408)
760,783	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,261)
23,385	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(100)
28,146	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(120)
843,285	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,189)
518,286	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,216)
Total	$—	$459,941

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$957	$14,000	5/11/63	300 bp	$911
CMBX NA BBB– Index	BBB–/P	1,868	31,000	5/11/63	300 bp	1,766
CMBX NA BBB– Index	BBB–/P	3,828	62,000	5/11/63	300 bp	3,623
CMBX NA BBB– Index	BBB–/P	3,648	64,000	5/11/63	300 bp	3,437
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	5,210	47,000	5/11/63	300 bp	5,055
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	134	7,000	5/11/63	300 bp	111
CMBX NA BBB– Index	BBB–/P	248	32,000	5/11/63	300 bp	143
CMBX NA BBB– Index	BBB–/P	418	36,000	5/11/63	300 bp	299
CMBX NA BBB– Index	BBB–/P	3,502	44,000	5/11/63	300 bp	3,357

82     Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$6,214	$55,000	5/11/63	300 bp	$6,033
CMBX NA BBB– Index	BBB–/P	4,413	57,000	5/11/63	300 bp	4,225
CMBX NA BBB– Index	BBB–/P	3,750	57,000	5/11/63	300 bp	3,562
CMBX NA BBB– Index	BBB–/P	876	57,000	5/11/63	300 bp	688
CMBX NA BBB– Index	BBB–/P	4,628	58,000	5/11/63	300 bp	4,436
CMBX NA BBB– Index	BBB–/P	1,765	58,000	5/11/63	300 bp	1,573
CMBX NA BBB– Index	BBB–/P	1,022	58,000	5/11/63	300 bp	831
CMBX NA BBB– Index	BBB–/P	4,589	63,000	5/11/63	300 bp	4,381
CMBX NA BBB– Index	BBB–/P	6,974	91,000	5/11/63	300 bp	6,674
CMBX NA BBB– Index	BBB–/P	4,924	120,000	5/11/63	300 bp	4,528
CMBX NA BB Index	—	(376)	72,000	5/11/63	(500 bp)	(321)
CMBX NA BB Index	—	1,584	60,000	5/11/63	(500 bp)	1,630
CMBX NA BB Index	—	912	59,000	5/11/63	(500 bp)	958
CMBX NA BB Index	—	600	58,000	5/11/63	(500 bp)	644
CMBX NA BB Index	—	(926)	53,000	5/11/63	(500 bp)	(885)
CMBX NA BB Index	—	600	30,000	5/11/63	(500 bp)	623
CMBX NA BB Index	—	(184)	24,000	5/11/63	(500 bp)	(166)
CMBX NA BB Index	—	(230)	24,000	5/11/63	(500 bp)	(212)
CMBX NA BB Index	—	(219)	24,000	5/11/63	(500 bp)	(201)
CMBX NA BB Index	—	(1,028)	53,000	5/11/63	(500 bp)	(987)
CMBX NA BBB– Index	BBB–/P	(74)	22,000	5/11/63	300 bp	(147)
CMBX NA BBB– Index	BBB–/P	(169)	28,000	5/11/63	300 bp	(261)
CMBX NA BBB– Index	BBB–/P	(267)	28,000	5/11/63	300 bp	(359)
CMBX NA BBB– Index	BBB–/P	285	47,000	5/11/63	300 bp	130
CMBX NA BBB– Index	BBB–/P	2,393	50,000	5/11/63	300 bp	2,228
CMBX NA BBB– Index	BBB–/P	(551)	55,000	5/11/63	300 bp	(732)
CMBX NA BBB– Index	BBB–/P	(183)	55,000	5/11/63	300 bp	(365)

Dynamic Asset Allocation Conservative Fund     83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(184)	$55,000	5/11/63	300 bp	$(365)
CMBX NA BBB– Index	BBB–/P	148	55,000	5/11/63	300 bp	(33)
CMBX NA BBB– Index	BBB–/P	(524)	56,000	5/11/63	300 bp	(709)
CMBX NA BBB– Index	BBB–/P	(1,066)	59,000	5/11/63	300 bp	(1,261)
CMBX NA BBB– Index	BBB–/P	41	59,000	5/11/63	300 bp	(154)
CMBX NA BBB– Index	BBB–/P	204	59,000	5/11/63	300 bp	10
CMBX NA BBB– Index	BBB–/P	1,428	60,000	5/11/63	300 bp	1,230
CMBX NA BBB– Index	BBB–/P	315	68,000	5/11/63	300 bp	68
CMBX NA BBB– Index	BBB–/P	7,566	71,000	5/11/63	300 bp	7,331
CMBX NA BBB– Index	BBB–/P	(834)	83,000	5/11/63	300 bp	(1,108)
CMBX NA BBB– Index	BBB–/P	92	138,000	5/11/63	300 bp	(364)
CMBX NA BBB– Index	—	(3,390)	60,000	1/17/47	(300 bp)	(1,770)
CMBX NA BBB– Index	—	(2,769)	59,000	1/17/47	(300 bp)	(1,176)
Goldman Sachs International
CMBX NA BB Index	—	(710)	67,000	5/11/63	(500 bp)	(659)
CMBX NA BB Index	—	678	30,000	5/11/63	(500 bp)	701
CMBX NA BB Index	—	(230)	24,000	5/11/63	(500 bp)	(212)
CMBX NA BBB– Index	BBB–/P	(305)	28,000	5/11/63	300 bp	(398)
CMBX NA BBB– Index	BBB–/P	594	52,000	5/11/63	300 bp	422
CMBX NA BBB– Index	BBB–/P	(147)	55,000	5/11/63	300 bp	(329)
CMBX NA BBB– Index	BBB–/P	(221)	55,000	5/11/63	300 bp	(402)
CMBX NA BBB– Index	BBB–/P	(524)	56,000	5/11/63	300 bp	(709)
CMBX NA BBB– Index	BBB–/P	(562)	56,000	5/11/63	300 bp	(746)
84     Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(562)	$56,000	5/11/63	300 bp	$(746)
CMBX NA BBB– Index	BBB–/P	(982)	59,000	5/11/63	300 bp	(1,178)
Total		$59,191	$54,653
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	—	$303,351	$4,536,180	6/20/19	(500 bp)	$26,721
NA IG Series 22 Index	BBB+/P	(194,344)	13,550,000	6/20/19	100 bp	26,467
NA IG Series 22 Index	BBB+/P	(82,327)	5,740,000	6/20/19	100 bp	11,212
NA IG Series 22 Index	BBB+/P	(64,546)	3,100,000	6/20/19	100 bp	(14,028)
NA IG Series 22 Index	BBB+/P	(144,355)	7,800,000	6/20/19	100 bp	(17,247)
NA IG Series 22 Index	BBB+/P	(54,710)	3,100,000	6/20/19	100 bp	(4,192)
NA IG Series 22 Index	BBB+/P	(56,873)	2,900,000	6/20/19	100 bp	(9,615)
NA IG Series 22 Index	BBB+/P	(37,507)	2,650,000	6/20/19	100 bp	5,677
NA HY Series 22 Index	—	308,411	4,570,830	6/20/19	(500 bp)	29,668
NA HY Series 22 Index	—	304,564	4,581,720	6/20/19	(500 bp)	25,157
NA IG Series 22 Index	BBB+/P	(19,820)	1,200,000	6/20/19	100 bp	(264)
Total		$261,844	$79,556

Dynamic Asset Allocation Conservative Fund     85

* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$8,153,054	$4,031,817	$—
Capital goods	15,139,970	2,828,553	—
Communication services	7,476,574	2,091,474	—
Conglomerates	2,523,418	726,451	—
Consumer cyclicals	21,725,084	6,465,235	—
Consumer staples	13,526,367	4,984,669	1,417
Energy	15,281,406	3,183,736	588
Financials	37,543,368	11,813,622	—
Health care	27,977,864	5,335,174	—
Technology	34,101,999	2,487,226	—
Transportation	3,610,158	768,489	—
Utilities and power	7,109,238	1,890,079	—
Total common stocks	194,168,500	46,606,525	2,005
Asset-backed securities	—	16,133,000	—
Convertible bonds and notes	—	123,307	—
Convertible preferred stocks	—	190,797	—
Corporate bonds and notes	—	147,813,832	3
Foreign government and agency bonds and notes	—	6,670,001	—
Investment companies	44,652	—	—
Mortgage-backed securities	—	34,037,189	—
Municipal bonds and notes	—	136,245	—
Preferred stocks	221,763	305,714	—
Senior loans	—	835,726	—
U.S. government and agency mortgage obligations	—	136,341,661	—
U.S. treasury obligations	—	159,493	—
Warrants	—	—**	—
Short-term investments	144,159,226	17,219,899	—
Totals by level	$338,594,141	$406,573,389	$2,008

86     Dynamic Asset Allocation Conservative Fund

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,146,899	$—
Futures contracts	391,235	—	—
Interest rate swap contracts	—	(11,842)	—
Total return swap contracts	—	459,941	—
Credit default contracts	—	(186,826)	—
Totals by level	$391,235	$1,408,172	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
**Value of level 2 security is $—.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund     87

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value, including $1,868,014 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $544,510,853)	$599,415,487
Affiliated issuers (identified cost $145,754,051) (Notes 1 and 5)	145,754,051
Cash	21,143
Foreign currency (cost $18,352) (Note 1)	18,047
Dividends, interest and other receivables	3,344,463
Receivable for shares of the fund sold	4,028,028
Receivable for investments sold	9,816,765
Receivable for variation margin (Note 1)	345,324
Unrealized appreciation on forward currency contracts (Note 1)	2,293,002
Unrealized appreciation on OTC swap contracts (Note 1)	553,521
Premium paid on OTC swap contracts (Note 1)	17,217
Prepaid assets	30,817
Total assets	765,637,865
LIABILITIES
Payable for investments purchased	1,289,501
Payable for purchases of delayed delivery securities (Note 1)	145,173,725
Payable for shares of the fund repurchased	1,151,836
Payable for compensation of Manager (Note 2)	258,990
Payable for custodian fees (Note 2)	25,267
Payable for investor servicing fees (Note 2)	155,058
Payable for Trustee compensation and expenses (Note 2)	194,763
Payable for administrative services (Note 2)	816
Payable for distribution fees (Note 2)	351,655
Payable for variation margin (Note 1)	413,934
Unrealized depreciation on OTC swap contracts (Note 1)	38,927
Premium received on OTC swap contracts (Note 1)	76,408
Unrealized depreciation on forward currency contracts (Note 1)	1,146,103
Collateral on securities loaned, at value (Note 1)	1,954,825
Collateral on certain derivative contracts, at value (Note 1)	519,493
Other accrued expenses	204,876
Total liabilities	152,956,177
Net assets	$612,681,688

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$515,123,759
Undistributed net investment income (Note 1)	6,338,516
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	34,178,199
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	57,041,214
Total — Representing net assets applicable to capital shares outstanding	$612,681,688
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

88     Dynamic Asset Allocation Conservative Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($431,522,943 divided by 38,752,854 shares)	$11.14
	Offering price per class A share (100/94.25 of $11.14)*	$11.82
	Net asset value and offering price per class B share ($23,366,995 divided by 2,112,464 shares)**	$11.06
	Net asset value and offering price per class C share ($60,957,479 divided by 5,530,702 shares)**	$11.02
	Net asset value and redemption price per class M share ($10,057,451 divided by 911,824 shares)	$11.03
	Offering price per class M share (100/96.50 of $11.03)*	$11.43
	Net asset value, offering price and redemption price per class R share ($5,785,836 divided by 507,604 shares)	$11.40
	Net asset value, offering price and redemption price per class R5 share ($315,691 divided by 28,278 shares)	$11.16
	Net asset value, offering price and redemption price per class R6 share ($3,256,362 divided by 291,553 shares)	$11.17
	Net asset value, offering price and redemption price per class Y share ($77,418,931 divided by 6,933,094 shares)	$11.17
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund     89

Statement of operations Year ended 9/30/14
INVESTMENT INCOME
Interest (including interest income of $92,635 from investments in affiliated issuers) (Note 5)	$11,224,429
Dividends (net of foreign tax of $127,053)	5,226,106
Securities lending (Note 1)	7,824
Total investment income	16,458,359
EXPENSES
Compensation of Manager (Note 2)	3,000,575
Investor servicing fees (Note 2)	925,218
Custodian fees (Note 2)	98,492
Trustee compensation and expenses (Note 2)	36,171
Distribution fees (Note 2)	1,923,932
Administrative services (Note 2)	14,008
Other	424,262
Total expenses	6,422,658
Expense reduction (Note 2)	(4,026)
Net expenses	6,418,632
Net investment income	10,039,727

Net realized gain on investments (net of foreign tax of $592) (Notes 1 and 3)	50,325,473
Net realized gain on swap contracts (Note 1)	1,922,754
Net realized loss on futures contracts (Note 1)	(3,431,773)
Net realized loss on foreign currency transactions (Note 1)	(282,368)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,729,287
Net unrealized depreciation of investments, futures contracts and swap contracts during the year	(10,178,337)
Net gain on investments	40,085,036
Net increase in net assets resulting from operations	$50,124,763

The accompanying notes are an integral part of these financial statements.

90     Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$10,039,727	$10,855,677
Net realized gain on investments and foreign currency transactions	48,534,086	15,433,023
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(8,449,050)	8,545,147
Net increase in net assets resulting from operations	50,124,763	34,833,847
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,866,682)	(6,177,280)
Class B	(225,468)	(225,049)
Class C	(536,171)	(445,853)
Class M	(116,303)	(101,310)
Class R	(74,734)	(55,608)
Class R5	(4,080)	(207)
Class R6	(64,144)	(30,108)
Class Y	(1,291,760)	(1,691,108)
Increase (decrease) from capital share transactions (Note 4)	26,910,598	(38,140,519)
Total increase (decrease) in net assets	67,856,019	(12,033,195)
NET ASSETS
Beginning of year	544,825,669	556,858,864
End of year (including undistributed net investment income of $6,338,516 and $3,996,105, respectively)	$612,681,688	$544,825,669

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund     91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$10.35	.20	.77	.97	(.18)	(.18)	—	—	$11.14	9.45	$431,523	1.03	1.83	583[g]
September 30, 2013	9.88	.20	.43	.63	(.16)	(.16)	—	—	10.35	6.46	384,651	1.05	1.99	305[h]
September 30, 2012	8.83	.21	1.00	1.21	(.16)	(.16)	—	—	9.88	13.76	376,279	1.07	2.21	278[h]
September 30, 2011	9.08	.20	(.12)[i]	.08	(.33)	(.33)	—	—[e,f]	8.83	.84	352,757	1.07	2.12	288[h]
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	—[e]	—	9.08	11.57	376,055	1.05[d]	3.21[d]	196[h]
Class B
September 30, 2014	$10.28	.12	.76	.88	(.10)	(.10)	—	—	$11.06	8.58	$23,367	1.78	1.08	583[g]
September 30, 2013	9.81	.12	.44	.56	(.09)	(.09)	—	—	10.28	5.72	25,472	1.80	1.24	305[h]
September 30, 2012	8.77	.14	.98	1.12	(.08)	(.08)	—	—	9.81	12.86	25,916	1.82	1.46	278[h]
September 30, 2011	9.02	.13	(.11)[i]	.02	(.27)	(.27)	—	—[e,f]	8.77	.09	26,068	1.82	1.36	288[h]
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	—[e]	—	9.02	10.85	32,603	1.80[d]	2.49[d]	196[h]
Class C
September 30, 2014	$10.25	.12	.75	.87	(.10)	(.10)	—	—	$11.02	8.55	$60,957	1.78	1.08	583[g]
September 30, 2013	9.78	.12	.44	.56	(.09)	(.09)	—	—	10.25	5.74	51,129	1.80	1.24	305[h]
September 30, 2012	8.75	.14	.98	1.12	(.09)	(.09)	—	—	9.78	12.80	48,885	1.82	1.46	278[h]
September 30, 2011	8.99	.13	(.10)[i]	.03	(.27)	(.27)	—	—[e,f]	8.75	.22	43,703	1.82	1.38	288[h]
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	—[e]	—	8.99	10.62	43,589	1.80[d]	2.45[d]	196[h]
Class M
September 30, 2014	$10.26	.14	.76	.90	(.13)	(.13)	—	—	$11.03	8.82	$10,057	1.53	1.33	583[g]
September 30, 2013	9.79	.15	.43	.58	(.11)	(.11)	—	—	10.26	5.98	9,333	1.55	1.49	305[h]
September 30, 2012	8.76	.16	.98	1.14	(.11)	(.11)	—	—	9.79	13.07	8,011	1.57	1.71	278[h]
September 30, 2011	9.00	.15	(.10)[i]	.05	(.29)	(.29)	—	—[e,f]	8.76	.43	7,505	1.57	1.62	288[h]
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	—[e]	—	9.00	11.00	8,767	1.55[d]	2.73[d]	196[h]
Class R
September 30, 2014	$10.60	.18	.78	.96	(.16)	(.16)	—	—	$11.40	9.07	$5,786	1.28	1.58	583[g]
September 30, 2013	10.11	.18	.45	.63	(.14)	(.14)	—	—	10.60	6.26	4,461	1.30	1.74	305[h]
September 30, 2012	9.03	.19	1.02	1.21	(.13)	(.13)	—	—	10.11	13.51	3,933	1.32	1.95	278[h]
September 30, 2011	9.27	.18	(.11)[i]	.07	(.31)	(.31)	—	—[e,f]	9.03	.68	3,582	1.32	1.88	288[h]
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	—[e]	—	9.27	11.55	3,377	1.30[d]	2.94[d]	196[h]
Class R5
September 30, 2014	$10.38	.24[j]	.76	1.00	(.22)	(.22)	—	—	$11.16	9.68	$316.74		2.20[j]	583[g]
September 30, 2013	9.90	.24	.44	.68	(.20)	(.20)	—	—	10.38	6.87	11.74		2.30	305[h]
September 30, 2012†	9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93*	10	.19*	.55*	278[h]
Class R6
September 30, 2014	$10.38	.24	.77	1.01	(.22)	(.22)	—	—	$11.17	9.80	$3,256.67		2.21	583[g]
September 30, 2013	9.90	.23	.45	.68	(.20)	(.20)	—	—	10.38	6.94	2,981.67		2.20	305[h]
September 30, 2012†	9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94*	10	.17*	.57*	278[h]
Class Y
September 30, 2014	$10.38	.23	.77	1.00	(.21)	(.21)	—	—	$11.17	9.69	$77,419.78		2.07	583[g]
September 30, 2013	9.90	.23	.44	.67	(.19)	(.19)	—	—	10.38	6.80	66,787.80		2.27	305[h]
September 30, 2012	8.86	.23	.99	1.22	(.18)	(.18)	—	—	9.90	13.89	93,814.82		2.46	278[h]
September 30, 2011	9.10	.21	(.09)[i]	.12	(.36)	(.36)	—	—[e,f]	8.86	1.21	80,371.82		2.26	288[h]
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	—[e]	—	9.10	11.85	595,429	.80[d]	3.45[d]	196[h]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	93

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% of average net assets for the period ended September 30, 2010.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Portfolio turnover includes TBA purchase and sale commitments.

h Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	640%
September 30, 2012	720
September 30, 2011	739
September 30, 2010	666

i The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

j The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

94     Dynamic Asset Allocation Conservative Fund

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Dynamic Asset Allocation Conservative Fund     95

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

96     Dynamic Asset Allocation Conservative Fund

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared

Dynamic Asset Allocation Conservative Fund     97

interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit

98     Dynamic Asset Allocation Conservative Fund

event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $366,678 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Dynamic Asset Allocation Conservative Fund     99

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,954,825 and the value of securities loaned amounted to $1,895,148. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at

100     Dynamic Asset Allocation Conservative Fund

least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,482,026 to increase undistributed net investment income, $42,249 to increase paid-in-capital and $1,524,275 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$60,089,415
Unrealized depreciation	(8,791,162)
Net unrealized appreciation	51,298,253
Undistributed ordinary income	8,167,604
Undistributed long-term gain	26,143,759
Undistributed short-term gain	12,018,190
Cost for federal income tax purposes	$693,819,477

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Conservative Fund     101

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$660,356
Class B	39,974
Class C	89,893
Class M	15,482
Class R	8,553
Class R5	232
Class R6	1,580
Class Y	109,148
Total	$925,218

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,364 under the expense offset arrangements and by $2,662 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $339, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,021,798
Class B	246,968
Class C	556,811
Class M	71,872
Class R	26,483
Total	$1,923,932

102     Dynamic Asset Allocation Conservative Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $88,774 and $1,013 from the sale of class A and class M shares, respectively, and received $10,855 and $2,509 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $23 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,227,198,582	$3,157,414,085
U.S. government securities (Long-term)	—	—
Total	$3,227,198,582	$3,157,414,085

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	6,947,625	$75,785,326	6,050,464	$61,294,876
Shares issued in connection with reinvestment of distributions	602,139	6,568,193	582,348	5,913,666
	7,549,764	82,353,519	6,632,812	67,208,542
Shares repurchased	(5,949,515)	(64,584,075)	(7,575,971)	(76,683,165)
Net increase (decrease)	1,600,249	$17,769,444	(943,159)	$(9,474,623)

	Year ended 9/30/14		Year ended 9/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	291,080	$3,142,886	567,886	$5,712,022
Shares issued in connection with reinvestment of distributions	19,941	215,717	21,207	214,038
	311,021	3,358,603	589,093	5,926,060
Shares repurchased	(675,587)	(7,295,727)	(753,221)	(7,577,178)
Net decrease	(364,566)	$(3,937,124)	(164,128)	$(1,651,118)

	Year ended 9/30/14		Year ended 9/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	1,306,550	$14,143,516	979,723	$9,856,181
Shares issued in connection with reinvestment of distributions	46,008	496,894	40,774	410,291
	1,352,558	14,640,410	1,020,497	10,266,472
Shares repurchased	(809,376)	(8,695,716)	(1,030,507)	(10,366,646)
Net increase (decrease)	543,182	$5,944,694	(10,010)	$(100,174)

Dynamic Asset Allocation Conservative Fund     103

	Year ended 9/30/14		Year ended 9/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	144,952	$1,570,085	201,070	$1,988,327
Shares issued in connection with reinvestment of distributions	10,176	109,985	9,780	98,472
	155,128	1,680,070	210,850	2,086,799
Shares repurchased	(152,960)	(1,636,072)	(119,619)	(1,201,574)
Net increase	2,168	$43,998	91,231	$885,225

	Year ended 9/30/14		Year ended 9/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	198,824	$2,202,392	136,123	$1,414,279
Shares issued in connection with reinvestment of distributions	6,575	73,456	5,123	53,261
	205,399	2,275,848	141,246	1,467,540
Shares repurchased	(118,849)	(1,320,096)	(109,361)	(1,134,002)
Net increase	86,550	$955,752	31,885	$333,538

	Year ended 9/30/14		Year ended 9/30/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	29,860	$324,620	—	$—
Shares issued in connection with reinvestment of distributions	369	4,080	20	207
	30,229	328,700	20	207
Shares repurchased	(3,021)	(33,070)	—	—
Net increase	27,208	$295,630	20	$207

	Year ended 9/30/14		Year ended 9/30/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	116,831	$1,274,883	287,164	$2,955,049
Shares issued in connection with reinvestment of distributions	5,864	64,144	2,911	30,108
	122,695	1,339,027	290,075	2,985,157
Shares repurchased	(118,254)	(1,291,162)	(4,013)	(41,029)
Net increase	4,441	$47,865	286,062	$2,944,128

	Year ended 9/30/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,744,822	$41,159,790	5,848,777	$59,181,641
Shares issued in connection with reinvestment of distributions	111,985	1,223,703	164,991	1,676,838
	3,856,807	42,383,493	6,013,768	60,858,479
Shares repurchased	(3,357,293)	(36,593,154)	(9,054,120)	(91,936,181)
Net increase (decrease)	499,514	$5,790,339	(3,040,352)	$(31,077,702)

104     Dynamic Asset Allocation Conservative Fund

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,092	3.9%	$12,187
Class R6	1,093	0.4	12,209

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$38,363,631	$35,506,172	$49,020,953	$21,983	$24,848,850
Putnam Short Term Investment Fund*	99,688,231	185,325,452	166,063,307	70,652	118,950,376
Totals	$138,051,862	$220,831,624	$215,084,260	$92,635	$143,799,226

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2,000
Forward currency contracts (contract amount)	$135,700,000
Centrally cleared interest rate swap contracts (notional)	$126,700,000
OTC total return swap contracts (notional)	$55,500,000
OTC credit default contracts (notional)	$4,000,000
Centrally cleared credit default contracts (notional)	$53,900,000
Warrants (number of warrants)	35,000

Dynamic Asset Allocation Conservative Fund     105

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$656,147*	Payables, Net assets— Unrealized depreciation	$842,973*
Foreign exchange contracts	Receivables	2,293,002	Payables	1,146,103
Equity contracts	Investments, Receivables, Net assets— Unrealized appreciation	2,364,875*	Payables, Net assets — Unrealized depreciation	1,091,467*
Interest rate contracts	Receivables, Net assets— Unrealized appreciation	195,063*	Payables, Net assets— Unrealized depreciation	629,137*
Total		$5,509,087		$3,709,680

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,654,059	$2,654,059
Foreign exchange contracts	—	—	(276,024)	—	$(276,024)
Equity contracts	1,272	(7,234,867)	—	(294,171)	$(7,527,766)
Interest rate contracts	—	3,803,094	—	(437,134)	$3,365,960
Total	$1,272	$(3,431,773)	$(276,024)	$1,922,754	$(1,783,771)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(363,278)	$(363,278)
Foreign exchange contracts	—	—	1,738,955	—	$1,738,955
Equity contracts	(1,020)	1,123,810	—	576,484	$1,699,274
Interest rate contracts	—	(1,764,380)	—	297,830	$(1,466,550)
Total	$(1,020)	$(640,570)	$1,738,955	$511,036	$1,608,401

106     Dynamic Asset Allocation Conservative Fund

This page left blank intentionally.

Dynamic Asset Allocation Conservative Fund     107

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$15,079	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$15,079
OTC Total return swap contracts*#	—	5,933	—	475,950	—	—	30	—	—	—	—	—	—	—	481,913
OTC Credit default contracts*#	—	—	—	—	3,563	—	92	—	—	—	—	—	—	—	3,655
Centrally cleared credit default contracts§	—	—	45,677	—	—	—	—	—	—	—	—	—	—	—	45,677
Futures contracts§	—	—	—	—	—	—	—	—	—	284,568	—	—	—	—	284,568
Forward currency contracts#	73,056	205,754	—	285,463	364,037	173,640	91,157	155,826	283,152	—	1,598	269,397	235,548	154,374	2,293,002
Total Assets	$73,056	$211,687	$60,756	$761,413	$367,600	$173,640	$91,279	$155,826	$283,152	$284,568	$1,598	$269,397	$235,548	$154,374	$3,123,894
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	18,154	—	—	—	—	—	—	—	—	—	—	—	18,154
OTC Total return swap contracts*#	—	10,790	—	—	1,559	—	9,623	—	—	—	—	—	—	—	21,972
OTC Credit default contracts*#	564	155	—	—	6,097	—	1,377	—	—	—	—	—	—	—	8,193
Centrally cleared credit default contracts§	—	—	83,366	—	—	—	—	—	—	—	—	—	—	—	83,366
Futures contracts§	—	—	—	—	—	—	—	—	—	312,414	—	—	—	—	312,414
Forward currency contracts#	2,849	86,690	—	213,845	124,917	107,123	22,806	22,677	143,503	—	1,373	244,358	149,109	26,853	1,146,103
Total Liabilities	$3,413	$97,635	$101,520	$213,845	$132,573	$107,123	$33,806	$22,677	$143,503	$312,414	$1,373	$244,358	$149,109	$26,853	$1,590,202
Total Financial and Derivative Net Assets	$69,643	$114,052	$(40,764)	$547,568	$235,027	$66,517	$57,473	$133,149	$139,649	$(27,846)	$225	$25,039	$86,439	$127,521	$1,533,692
Total collateral received (pledged)†##	$69,643	$36,917	$—	$130,000	$139,640	$—	$57,473	$122,576	$110,000	$—	$—	$—	$86,439	$—
Net amount	$—	$77,135	$(40,764)	$417,568	$95,387	$66,517	$—	$10,573	$29,649	$(27,846)	$225	$25,039	$—	$127,521

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

108	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	109

PUTNAM ASSET ALLOCATION FUNDS
FORM N-1A
PART C

OTHER INFORMATION

Item 28. Exhibits


(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014.

(b) Amended and Restated Bylaws dated as of October 17, 2014.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights.

(d)(1) Management Contract with Putnam Investment Management, LLC dated February 27, 2014.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; schedule A dated March 7, 2014.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014.

(e)(1) Amended and Restated Distributor’s Contract with Putnam Retail Management Limited Partnership dated July 1, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(e)(2) Form of Dealer Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(e)(3) Form of Financial Institution Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.


(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.


(g)(1) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February 10, 2006 --- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed on January 26, 2007.

(g)(2) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; schedule dated March 18, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(g)(3) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(h)(1) Amended & Restated Investor Servicing Agreement – Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; schedule dated July 1, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.


(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003-- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.


(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; schedule dated March 18, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; schedule A dated December 14, 2012; schedule B dated December 14, 2012--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(h)(7) Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010--Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(8) First Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated January 6, 2011--Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on January 28, 2011.

(h)(9) Second Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 1, 2011--Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(10) Third Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated December 15, 2011 -- Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(11) Fourth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated March 30, 2012 -- Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(12) Fifth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012--Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on January 28, 2013.

(h)(13) Sixth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated March 27, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(h)(14) Seventh Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 28, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(h)(15) Eighth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 27, 2014.

(h)(16) Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010--Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(17) First Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated January 6, 2011--Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on January 28, 2011.

(h)(18) Second Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 1, 2011--Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(19) Third Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated December 15, 2011--Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(20) Fourth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated March 30, 2012--Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(21) Fifth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012--Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on January 28, 2013.

(h)(22) Sixth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated March 27, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(h)(23) Seventh Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 28, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(h)(24) Eighth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 27, 2014.

(i) Opinion of Ropes & Gray LLP, including consent -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.


(j) Consent of Independent Registered Public Accounting Firm

(k) Not applicable.


(l) Investment Letter from Putnam Investments, LLC to the Registrant -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.


(m)(1) Class A Distribution Plan and Agreement dated November 8, 1993--Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.


(m)(2) Class B Distribution Plan and Agreement dated November 8, 1993 -- Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(3) Class C Distribution Plan and Agreement dated September 1, 1994 -- Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(4) Class M Distribution Plan and Agreement dated January 30, 1995 -- Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(5) Class R Distribution Plan and Agreement dated November 15, 2002 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on January 29, 2003.

(m)(6) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(7) Form of Financial Institution Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended January 23, 2015.

(p)(1) The Putnam Funds Code of Ethics dated June 17, 2011--Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(p)(2) Putnam Investments Code of Ethics dated July 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.


Item 29. Persons Controlled by or under Common Control with the Fund

The Registrant is not controlled by or under common control with any other person.

Item 30. Indemnification


Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Declaration of Trust, which is filed herewith. In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.


Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Name and Title	Non-Putnam business, profession, vocation or employment
N/A

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

George Putnam Balanced Fund, Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, Putnam Funds Trust, The Putnam Fund for Growth and Income, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Global Utilities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam

Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Recovery Fund, Putnam Multi-Cap Growth Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government Income Trust, Putnam Variable Trust, and Putnam Voyager Fund.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the Underwriter

Connolly, William T.	President

Richer, Clare	Treasurer

Leary, Joan M.	Assistant Treasurer

Maher, Stephen B.	Assistant Treasurer

Burns, Robert T.*	Secretary

Clark, James F.	Assistant Secretary

Ritter, Jesse D.	Assistant Secretary

Ettinger, Robert D.	Vice President

Leveille, Robert R.**	Vice President

Trenchard, Mark C.***	Vice President

*Mr. Burns is Vice President and Chief Legal Officer of the Registrant.

** Mr. Leveille is Vice President and Chief Compliance Officer of the Registrant.

***Mr. Trenchard is Vice President and BSA Compliance Officer of the Registrant.

Item 33. Location of Accounts and Records


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, Putnam Investment Management, LLC (PIM); the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodians, Putnam Fiduciary Trust Company (PFTC) and State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM, PFTC and Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette, Boston, Massachusetts 02111.


Item 34. Management Services

None.

Item 35. Undertakings

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Asset Allocation Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 27th day of January, 2015.


Putnam Asset Allocation Funds

By: /s/ Jonathan S. Horwitz,
Executive Vice President, Principal Executive
Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title

Jameson A. Baxter*	Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Steven D. Krichmar*	Vice President and Principal Financial Officer
Janet C. Smith *	Vice President, Principal Accounting
Officer and Assistant Treasurer
Liaquat Ahamed*	Trustee

Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Charles B. Curtis*	Trustee

Robert J. Darretta*	Trustee

Katinka Domotorffy*	Trustee

John A. Hill*	Trustee

Paul L. Joskow*	Trustee

Kenneth R. Leibler*	Trustee

Robert E. Patterson*	Trustee

George Putnam, III*	Trustee

W. Thomas Stephens*	Trustee

By: /s/ Jonathan S. Horwitz, as Attorney-in-Fact
January 27, 2015
* Signed pursuant to power of attorney filed in Post-
Effective Amendment No. 26 to the Registrant's
Registration Statement on January 28, 2013.

EXHIBIT INDEX

Item 28 Exhibit


(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014.

(b) Amended and Restated Bylaws dated as of October 17, 2014.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights.

(d)(1) Management Contract with Putnam Investment Management, LLC dated February 27, 2014.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; schedule A dated March 7, 2014.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014.

(h)(15) Eighth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 27, 2014.

(h)(24) Eighth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 27, 2014.

(j) Consent of Independent Registered Public Accounting Firm.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended January 23, 2015.
